UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	September 30,

Date of reporting period:	September 30, 2017

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	36
Investment Advisory Agreement Approval	37
Privacy Notice	39
Trustee and Officer Information	42

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2017

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,040.30	$1,023.06	$2.05	$2.03	0.40%
Core Plus Fixed Income Portfolio Class A	1,000.00	1,038.30	1,021.31	3.83	3.80	0.75
Core Plus Fixed Income Portfolio Class L	1,000.00	1,037.40	1,020.05	5.11	5.06	1.00
Core Plus Fixed Income Portfolio Class C	1,000.00	1,034.10	1,017.50	7.70	7.64	1.51

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.79%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned 0.07%.

Factors Affecting Performance

•  Benign economic performance of major countries and low interest rates, due to continued aggressive central bank actions, led to strong demand for bonds that offer additional yields over government securities. The result was strong performance in most credit sectors. The Fund benefited from overweights to these better-performing credit sectors — namely, investment-grade and high-yield corporates, convertibles, emerging market debt, asset-backed securities, and non-agency residential and commercial mortgage-backed securities. The Fund's underweight to agency mortgage-backed securities slightly detracted from relative performance. The Fund's credit exposures are managed, in part, using credit-default swaps.

•  U.S. Treasury yields rose over the period. They initially jumped after the election. Shorter maturities continued to rise as the Federal Reserve (Fed) increased the target fed funds rate by 75 basis points over the period. Longer maturity yields fluctuated in a relatively narrow band post-election. The impact on the Fund was small, as it only had a small short duration exposure. The Fund did benefit from an exposure to inflation-linked bonds, which performed well early in the period. The Fund's U.S. interest rate exposures are managed, in part, using interest-rate futures and swaps.

•  Non-U.S. interest rate exposures helped performance over the period. The Portfolio has exposure to emerging markets, where rates mostly fell. It also was overweight peripheral Europe relative to Germany, which also helped as these spreads narrowed. Currency positioning, in both developed and emerging markets, also helped performance. The Fund's non-U.S. interest rate exposures are managed, in part, using interest-rate futures. The Fund's currency exposures are managed, in part, using foreign exchange forwards.

•  The Fund also benefited from the receipt of proceeds from legal settlements, as described below.

•  During fiscal year 2017, the Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2017 fiscal year total return would have been 2.33% for Class I shares as of September 30, 2017. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Management Strategies

•  Though we are still overweight credit sectors, we have been reducing overall portfolio risk recently. The Fed has appeared to shift its reaction function, i.e., how its policy decisions will be made based on the economic climate. The big change is that the Fed is underweighting the sharp drop in inflation since February 2017, calling it "noise" and overweighting market indicators such as equities, credit spreads, level of the U.S. dollar and level of Treasury yields (a.k.a. financial conditions) under the guise of financial stability. Financial conditions have been loosening for most of 2017 despite hikes by the Fed, which would suggest that Fed policy should be even tighter.

•  We expect more clarity in the near future on tax reform. The White House's tax proposals provided broad directions, but details remains to be hashed out. Since Congress will likely use reconciliation to pass tax reform, the debate must solidify soon so that major tax measures could be passed with the budget bill in November 2017. Market odds of tax reform passage have declined substantially.

•  Either event — a change in Fed reaction function or a surprisingly strong tax bill — could lead to higher Treasury yields and a stronger U.S. dollar. This could also lead to wider spreads, especially for sectors that are dollar-sensitive, such as emerging market debt and export-dependent corporates. As a result, we think it is best to approach risk-taking cautiously.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	2.79%	5.09%	4.23%	7.32%
Fund — Class A Shares w/o sales charges(5)	2.43	4.72	3.93	4.92
Fund — Class A Shares with maximum 4.25% sales charges(5)	–1.93	3.81	3.47	4.71
Fund — Class L Shares w/o sales charges(6)	2.16	4.48	—	4.98
Fund — Class C Shares w/o sales charges(7)	1.57	—	—	5.17
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	0.58	—	—	5.17
Bloomberg Barclays U.S. Aggregate Index	0.07	2.06	4.27	7.05
Lipper Core Plus Bond Funds Index	1.80	2.74	5.01	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on November 7, 1996.

(6)  Commenced operations on April 27, 2012.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (89.8%)
Agency Adjustable Rate Mortgage (0.1%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.62%, 2.51%, 7/1/45	$171	$175
Agency Fixed Rate Mortgages (18.5%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.00%, 3/1/47	2,701	2,714
3.50%, 1/1/44 - 2/1/45	2,079	2,157
4.00%, 6/1/44 - 10/1/44	1,047	1,103
5.41%, 7/1/37 - 8/1/37	23	25
5.44%, 1/1/37 - 6/1/38	87	98
5.46%, 5/1/37 - 1/1/38	94	103
5.48%, 8/1/37 - 10/1/37	62	67
5.50%, 8/1/37 - 4/1/38	110	122
5.52%, 9/1/37 - 1/1/38	28	31
5.62%, 12/1/36 - 12/1/37	90	99
6.00%, 10/1/36 - 8/1/38	247	277
6.50%, 12/1/25 - 8/1/33	162	179
7.00%, 6/1/28 - 11/1/31	52	56
Federal National Mortgage Association,
Conventional Pools:
3.00%, 5/1/30 - 11/1/46	5,478	5,515
3.50%, 8/1/45 - 3/1/47	4,736	4,910
4.00%, 11/1/41 - 8/1/46	5,937	6,282
4.50%, 3/1/41 - 11/1/44	2,064	2,255
5.00%, 3/1/41	296	324
5.50%, 6/1/35 - 1/1/37	87	98
5.62%, 12/1/36	34	36
6.50%, 4/1/24 - 1/1/34	1,202	1,334
7.00%, 11/1/17 - 12/1/33	224	239
9.50%, 4/1/30	158	184
November TBA:
3.50%, 11/1/47 (a)	15,109	15,549
October TBA:
3.00%, 10/1/32 (a)	2,260	2,322
4.00%, 10/1/47 (a)	6,370	6,707
4.50%, 10/1/47 (a)	2,870	3,081
Government National Mortgage Association,
October TBA:
3.50%, 10/20/47 (a)	680	707
Various Pools:
3.50%, 11/20/40 - 7/20/46	3,205	3,337
4.00%, 8/20/41 - 3/20/43	726	771
5.48%, 9/20/37	9	10
6.50%, 5/15/40	784	932
		61,624
Asset-Backed Securities (6.8%)
2010 U-Haul S Fleet LLC,
4.90%, 10/25/23 (b)	571	571
	Face Amount (000)	Value (000)
Accredited Mortgage Loan Trust,
1 Month USD LIBOR + 0.60%, 1.84%, 4/25/34 (c)	$1,133	$1,096
American Homes 4 Rent Trust,
6.07%, 10/17/45 (b)	601	675
AMSR Trust,
1 Month LIBOR + 1.40%, 2.63%, 11/17/33 (b)(c)	1,000	1,010
Blackbird Capital Aircraft Lease Securitization Ltd.,
5.68%, 12/16/41 (b)	719	725
CAM Mortgage Trust,
4.00%, 1/15/56 (b)	76	76
ContiMortgage Home Equity Loan Trust,
8.10%, 8/15/25	25	18
CVS Pass-Through Trust,
6.04%, 12/10/28	658	745
GMAT Trust,
4.25%, 9/25/20 (b)	650	650
Green Tree Agency Advance Funding Trust I,
2.38%, 10/15/48 (b)	800	796
Invitation Homes Trust,
1 Month LIBOR + 4.00%, 5.23%, 9/17/31 (b)(c)	1,000	1,005
1 Month LIBOR + 4.75%, 5.98%, 8/17/32 (b)(c)	997	1,021
Labrador Aviation Finance Ltd.,
5.68%, 1/15/42 (b)	555	565
Nationstar HECM Loan Trust,
3.97%, 9/25/27 (b)(c)	1,000	1,000
4.70%, 5/25/27 (b)	800	810
5.68%, 8/25/26 (b)	475	486
6.54%, 6/25/26 (b)(c)	450	457
OnDeck Asset Securitization Trust II LLC,
4.21%, 5/17/20 (b)	450	453
PNMAC GMSR Issuer Trust,
5.24%, 8/25/23 (b)(c)	400	401
1 Month USD LIBOR + 4.75%, 5.99%, 2/25/50 (b)(c)	900	903
Pretium Mortgage Credit Partners I LLC,
3.25%, 8/27/32 - 3/28/57 (b)	1,716	1,718
3.50%, 10/27/31 - 4/29/32 (b)	1,374	1,382
PRPM LLC,
4.00%, 9/27/21 (b)	397	397
RCO Mortgage LLC,
3.38%, 8/25/22 (b)	1,079	1,083
S-Jets Ltd.,
7.02%, 8/15/42 (b)	1,484	1,485
Skopos Auto Receivables Trust,
3.10%, 12/15/23 (b)	15	15
3.55%, 2/15/20 (b)	47	47
Tricon American Homes Trust,
5.15%, 9/17/34 (b)	450	448
5.77%, 11/17/33 (b)	630	651

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Asset-Backed Securities (cont'd)
VOLT LIV LLC,
3.50%, 2/25/47 (b)	$504		$508
VOLT LIX LLC,
3.25%, 5/25/47 (b)	602		605
VOLT NPL X LLC,
4.75%, 10/26/54 (b)	64		65
VOLT XIX LLC,
5.00%, 4/25/55 (b)	300		301
VOLT XXII LLC,
4.25%, 2/25/55 (b)	299		301
			22,469
Collateralized Mortgage Obligations — Agency Collateral Series (1.2%)
Federal Home Loan Mortgage Corporation,
4.09%, 10/25/48 (b)(c)	750		705
1 Month LIBOR + 4.35%, 5.58%, 12/25/26 (b)(c)	300		304
1 Month LIBOR + 5.05%, 6.29%, 7/25/23 (c)	364		368
1 Month LIBOR + 5.25%, 6.48%, 7/25/26 (b)(c)	268		274
IO REMIC
6.00% - 1 Month LIBOR, 4.77%, 11/15/43 (c)	1,375		185
6.05% - 1 Month LIBOR, 4.82%, 4/15/39 (c)	1,189		98
IO STRIPS
7.50%, 12/15/29	36		10
PAC REMIC
9.50%, 4/15/20	—	@	—	@
Federal National Mortgage Association,
IO
6.39% - 1 Month LIBOR, 5.15%, 9/25/20 (c)	4,201		422
IO PAC REMIC
8.00%, 9/18/27	137		30
IO REMIC
6.00%, 7/25/33	87		17
IO STRIPS
6.50%, 9/25/29 - 12/25/29	536		93
8.00%, 4/25/24	126		18
8.50%, 10/25/25	48		10
9.00%, 11/25/26	44		9
REMIC
7.00%, 9/25/32	265		309
56.76%, 9/25/20 (d)	—	@	—	@
Government National Mortgage Association,
IO
3.50%, 5/20/43	1,570		333
6.05% - 1 Month LIBOR, 4.82%, 11/16/40 (c)	1,888		332
6.10% - 1 Month LIBOR, 4.87%, 7/16/33 (c)	1,716		85
6.23% - 1 Month LIBOR, 4.99%, 3/20/43 (c)	669		113
5.00%, 2/16/41	301		67
6.50% - 1 Month LIBOR, 5.26%, 5/20/40 (c)	816		154
IO PAC
6.15% - 1 Month LIBOR, 4.91%, 10/20/41 (c)	2,131		194
			4,130
	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (6.3%)
BBCCRE Trust,
4.71%, 8/10/33 (b)(c)	$750	$636
BBCMS Trust,
4.43%, 9/10/28 (b)(c)	1,037	1,016
CGDB Commercial Mortgage Trust,
1 Month LIBOR + 2.50%, 3.73%, 5/15/30 (b)(c)	290	291
Citigroup Commercial Mortgage Trust,
1 Month LIBOR + 2.94%, 4.17%, 9/15/27 (b)(c)	650	641
IO
1.04%, 11/10/48 (c)	2,808	139
1.12%, 9/10/58 (c)	9,764	569
COMM Mortgage Trust,
5.21%, 8/10/46 (b)(c)	800	786
IO
0.25%, 7/10/45 (c)	14,899	90
1.11%, 10/10/47 (c)	4,578	175
1.39%, 7/15/47 (c)	4,119	208
Commercial Mortgage Pass-Through Certificates,
4.75%, 2/10/47 (b)(c)	575	537
Cosmopolitan Hotel Trust,
1 Month LIBOR + 3.50%, 4.73%, 11/15/33 (b)(c)	400	403
CSMC Trust,
1 Month LIBOR + 4.15%, 5.38%, 3/15/28 (b)(c)	200	201
1 Month LIBOR + 4.60%, 5.83%, 11/15/33 (b)(c)	777	784
1 Month LIBOR + 4.75%, 5.98%, 4/15/29 (b)(c)	1,000	1,008
GS Mortgage Securities Trust,
4.92%, 8/10/46 (b)(c)	500	475
IO
0.98%, 9/10/47 (c)	5,811	242
1.40%, 10/10/49 (c)	8,143	683
1.52%, 10/10/48 (c)	5,379	436
HILT Mortgage Trust,
3.75% - 1 Month LIBOR, 3.23%, 7/15/29 (b)(c)	600	576
HMH Trust,
6.29%, 7/5/31 (b)	450	450
JP Morgan Chase Commercial Mortgage Securities Trust,
4.72%, 7/15/47 (b)(c)	1,135	934
IO
0.69%, 4/15/46 (c)	6,956	189
0.96%, 12/15/49 (c)	4,593	213
1.27%, 7/15/47 (c)	10,433	438
JPMBB Commercial Mortgage Securities Trust,
4.11%, 9/15/47 (b)(c)	1,105	949
4.82%, 4/15/47 (b)(c)	775	696

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (cont'd)
IO
1.23%, 8/15/47 (c)	$4,483	$246
LB-UBS Commercial Mortgage Trust,
6.39%, 9/15/45 (c)	550	559
Morgan Stanley Bank of America Merrill Lynch Trust,
4.75%, 12/15/46 (b)	835	827
Wells Fargo Commercial Mortgage Trust,
3.94%, 8/15/50 (b)	625	515
4.65%, 9/15/58 (b)(c)	471	415
IO
1.19%, 12/15/49 (c)	6,838	394
1.80%, 11/15/49 (c)	6,925	693
WFRBS Commercial Mortgage Trust,
3.50%, 8/15/47 (b)	1,400	1,104
3.80%, 11/15/47 (b)(c)	950	722
3.99%, 5/15/47 (b)	580	446
4.27%, 5/15/45 (b)(c)	425	395
5.15%, 9/15/46 (b)(c)	805	770
		20,851
Corporate Bonds (33.1%)
Finance (14.8%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
3.75%, 5/15/19	380	389
Alexandria Real Estate Equities, Inc.,
3.95%, 1/15/27	175	179
Ally Financial, Inc.,
3.25%, 2/13/18	10	10
4.25%, 4/15/21	525	545
American International Group, Inc.,
4.88%, 6/1/22	375	412
AvalonBay Communities, Inc.,
Series G
2.95%, 5/11/26	375	370
Bank of America Corp.,
4.24%, 4/24/38	225	238
6.11%, 1/29/37	250	314
MTN
4.00%, 1/22/25	1,055	1,093
4.25%, 10/22/26	1,088	1,140
Bank of New York Mellon Corp. (The),
MTN
3.65%, 2/4/24	525	550
BNP Paribas SA,
3.80%, 1/10/24 (b)(e)	500	520
5.00%, 1/15/21	175	190
Boston Properties LP,
3.80%, 2/1/24	700	733
BPCE SA,
5.15%, 7/21/24 (b)	1,075	1,161
	Face Amount (000)	Value (000)
Brighthouse Financial, Inc.,
3.70%, 6/22/27 (b)	$1,175	$1,156
Brookfield Finance LLC,
4.00%, 4/1/24	775	804
Capital One Bank USA NA,
3.38%, 2/15/23	1,625	1,651
Citigroup, Inc.,
3.89%, 1/10/28	1,500	1,542
6.68%, 9/13/43	120	163
8.13%, 7/15/39	350	555
Citizens Bank NA,
MTN
2.55%, 5/13/21	250	251
Colony NorthStar, Inc.,
5.00%, 4/15/23	375	386
Cooperatieve Rabobank UA,
3.95%, 11/9/22	650	683
Credit Agricole SA,
3.88%, 4/15/24 (b)	500	531
Credit Suisse Group AG,
3.57%, 1/9/23 (b)	250	256
Credit Suisse Group Funding Guernsey Ltd.,
4.55%, 4/17/26	1,150	1,235
Deutsche Bank AG,
2.70%, 7/13/20	625	628
Discover Bank,
7.00%, 4/15/20	250	276
Discover Financial Services,
3.95%, 11/6/24	750	769
Extra Space Storage LP,
3.13%, 10/1/35 (b)	250	273
Federal Realty Investment Trust,
3.63%, 8/1/46	250	227
Five Corners Funding Trust,
4.42%, 11/15/23 (b)	500	542
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35	615	670
Goldman Sachs Group, Inc. (The),
6.75%, 10/1/37	615	813
MTN
4.80%, 7/8/44	350	393
Guardian Life Insurance Co. of America (The),
4.85%, 1/24/77 (b)	475	509
Hartford Financial Services Group, Inc. (The),
5.50%, 3/30/20	295	318
HBOS PLC,
Series G
6.75%, 5/21/18 (b)	813	837
Healthcare Trust of America Holdings LP,
3.70%, 4/15/23	350	359
HSBC Finance Corp.,
6.68%, 1/15/21	237	268

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
HSBC Holdings PLC,
4.25%, 3/14/24	$1,900	$1,989
HSBC USA, Inc.,
3.50%, 6/23/24	225	232
Humana, Inc.,
3.95%, 3/15/27	350	366
ING Bank N.V.,
5.80%, 9/25/23 (b)	770	880
ING Groep N.V.,
6.00%, 4/16/20 (e)(f)	200	206
Intesa Sanpaolo SpA,
5.25%, 1/12/24	610	673
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
7.38%, 4/1/20 (b)	380	393
JPMorgan Chase & Co.,
3.78%, 2/1/28	1,525	1,571
4.13%, 12/15/26	1,075	1,123
LeasePlan Corp N.V.,
2.88%, 1/22/19 (b)	475	476
Liberty Mutual Group, Inc.,
4.85%, 8/1/44 (b)	150	164
Macquarie Bank Ltd.,
6.63%, 4/7/21 (b)	490	551
MetLife, Inc. (See Note G),
5.70%, 6/15/35	175	217
Mizuho Financial Group, Inc.,
2.63%, 4/12/21 (b)	600	600
MPT Operating Partnership LP/MPT Finance Corp.,
5.00%, 10/15/27	800	822
Nationwide Building Society,
3.90%, 7/21/25 (b)(e)	400	420
6.25%, 2/25/20 (b)	645	706
New York Life Global Funding,
1.70%, 9/14/21 (b)	600	588
PNC Financial Services Group, Inc. (The),
3.15%, 5/19/27	825	826
3.90%, 4/29/24	360	378
Realty Income Corp.,
3.25%, 10/15/22	400	410
Royal Bank of Scotland Group PLC,
3.88%, 9/12/23	875	897
Santander Issuances SAU,
5.18%, 11/19/25	600	647
Santander UK Group Holdings PLC,
3.57%, 1/10/23	1,125	1,152
Shutterfly, Inc.,
0.25%, 5/15/18	400	398
Skandinaviska Enskilda Banken AB,
2.63%, 11/17/20 (b)(e)	500	507
Spirit Realty Capital, Inc.,
3.75%, 5/15/21 (e)	375	384
	Face Amount (000)	Value (000)
Standard Chartered PLC,
3.05%, 1/15/21 (b)	$325	$330
Swedbank AB,
2.38%, 2/27/19 (b)	525	529
Synchrony Bank,
3.00%, 6/15/22	625	624
TD Ameritrade Holding Corp.,
3.63%, 4/1/25	500	518
Toronto-Dominion Bank (The),
3.63%, 9/15/31	725	723
Travelers Cos., Inc. (The),
3.75%, 5/15/46	275	273
UBS Group Funding Switzerland AG,
2.95%, 9/24/20 (b)	525	533
UnitedHealth Group, Inc.,
2.88%, 3/15/23	1,025	1,046
3.75%, 7/15/25	475	505
WEA Finance LLC/Westfield UK & Europe Finance PLC,
3.25%, 10/5/20 (b)	450	460
Wells Fargo & Co.,
3.00%, 10/23/26	1,950	1,909
5.61%, 1/15/44	250	303
		49,268
Industrials (17.4%)
21st Century Fox America, Inc.,
4.75%, 9/15/44	375	402
Abbott Laboratories,
3.75%, 11/30/26	1,025	1,054
Air Liquide Finance SA,
1.75%, 9/27/21 (b)	450	440
Akamai Technologies, Inc.,
0.00%, 2/15/19	375	365
Amazon.com, Inc.,
2.80%, 8/22/24 (b)	975	980
3.80%, 12/5/24	600	642
Amgen, Inc.,
4.66%, 6/15/51	750	826
Anadarko Petroleum Corp.,
5.55%, 3/15/26 (e)	600	671
Anheuser-Busch InBev Finance, Inc.,
3.70%, 2/1/24	575	604
4.90%, 2/1/46	575	652
Apple, Inc.,
2.45%, 8/4/26	400	386
4.45%, 5/6/44	750	818
AT&T, Inc.,
4.25%, 3/1/27	1,250	1,289
4.50%, 3/9/48	900	833
4.90%, 8/14/37	300	304
Baidu, Inc.,
2.75%, 6/9/19	650	658

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Becton Dickinson and Co.,
2.89%, 6/6/22	$600	$603
BHP Billiton Finance USA Ltd.,
5.00%, 9/30/43	250	296
BP Capital Markets PLC,
3.12%, 5/4/26	825	826
3.25%, 5/6/22	625	648
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25	425	455
6.48%, 10/23/45	450	530
CNH Industrial Capital LLC,
4.38%, 11/6/20	625	658
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/23	540	542
Coca-Cola Co. (The),
3.20%, 11/1/23	375	392
Comcast Corp.,
4.60%, 8/15/45	380	419
ConocoPhillips Co.,
4.95%, 3/15/26 (e)	600	677
Daimler Finance North America LLC,
2.25%, 7/31/19 (b)	700	703
Darden Restaurants, Inc.,
3.85%, 5/1/27	450	458
DCP Midstream Operating LP,
5.35%, 3/15/20 (b)	169	177
Delta Air Lines, Inc.,
2.88%, 3/13/20	475	481
Deutsche Telekom International Finance BV,
3.60%, 1/19/27 (b)(e)	750	760
Discovery Communications LLC,
3.95%, 3/20/28	425	423
Dollar General Corp.,
1.88%, 4/15/18	550	551
3.25%, 4/15/23	400	409
Eldorado Gold Corp.,
6.13%, 12/15/20 (b)	380	388
Enable Midstream Partners LP,
3.90%, 5/15/24	425	428
Equifax, Inc.,
3.30%, 12/15/22	300	299
Express Scripts Holding Co.,
4.50%, 2/25/26 (e)	500	536
4.80%, 7/15/46 (e)	325	345
Exxon Mobil Corp.,
4.11%, 3/1/46	775	839
Ford Motor Credit Co., LLC,
3.20%, 1/15/21	400	408
General Motors Co.,
6.60%, 4/1/36	200	238
	Face Amount (000)		Value (000)
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38		$175	$240
Goldcorp, Inc.,
3.70%, 3/15/23		293	305
HCA, Inc.,
4.75%, 5/1/23		645	682
Heathrow Funding Ltd.,
4.88%, 7/15/21 (b)		525	564
Home Depot, Inc. (The),
5.88%, 12/16/36		625	813
Illumina, Inc.,
0.00%, 6/15/19		328	348
International Paper Co.,
3.00%, 2/15/27		925	900
J Sainsbury PLC,
Series SBRY
1.25%, 11/21/19	GBP	300	408
Johnson Controls International PLC,
3.90%, 2/14/26		$500	527
Kinder Morgan Energy Partners LP,
3.95%, 9/1/22		1,175	1,221
Kraft Heinz Foods Co.,
4.38%, 6/1/46		675	669
Lockheed Martin Corp.,
3.10%, 1/15/23		725	748
LVMH Moet Hennessy Louis Vuitton SE,
Series MCFP
0.00%, 2/16/21		150	445
LyondellBasell Industries N.V.,
4.63%, 2/26/55		450	466
Macquarie Infrastructure Corp.,
2.00%, 10/1/23		850	828
MasTec, Inc.,
4.88%, 3/15/23		540	555
McDonald's Corp.,
MTN
4.60%, 5/26/45		400	438
Medtronic, Inc.,
4.63%, 3/15/45		325	371
Microsoft Corp.,
3.13%, 11/3/25		325	334
4.45%, 11/3/45		800	903
MPLX LP,
4.88%, 6/1/25		250	268
5.20%, 3/1/47		350	368
NBCUniversal Media LLC,
5.95%, 4/1/41		325	421
Netflix, Inc.,
4.38%, 11/15/26 (b)(e)		325	327
NOVA Chemicals Corp.,
5.25%, 8/1/23 (b)		463	479
Novartis Capital Corp.,
4.40%, 5/6/44		375	425

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Nuance Communications, Inc.,
1.00%, 12/15/35	$425	$400
ON Semiconductor Corp.,
1.00%, 12/1/20	625	749
Ooredoo International Finance Ltd.,
3.25%, 2/21/23 (b)	450	451
Oracle Corp.,
2.95%, 5/15/25	381	385
PepsiCo, Inc.,
3.60%, 3/1/24	625	661
Philip Morris International, Inc.,
2.50%, 8/22/22	270	270
Phillips 66 Partners LP,
4.68%, 2/15/45	150	146
Priceline Group, Inc. (The),
0.90%, 9/15/21 (e)	275	316
QUALCOMM, Inc.,
2.10%, 5/20/20	575	580
Shell International Finance BV,
3.25%, 5/11/25	400	410
Siemens Financieringsmaatschappij N.V.,
2.35%, 10/15/26 (b)	800	755
SK Telecom Co., Ltd.,
2.13%, 5/1/18 (b)	200	200
Southern Copper Corp.,
5.25%, 11/8/42	600	639
Spectra Energy Capital LLC,
3.30%, 3/15/23	475	477
Sprint Corp.,
7.13%, 6/15/24	500	564
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC,
3.36%, 3/20/23 (b)	1,437	1,462
Telefonica Emisiones SAU,
4.10%, 3/8/27	850	881
Telenor East Holding II AS,
Series VIP
0.25%, 9/20/19	600	669
Teva Pharmaceutical Finance Netherlands III BV,
3.15%, 10/1/26 (e)	1,175	1,085
Thermo Fisher Scientific, Inc.,
2.95%, 9/19/26	900	883
Time Warner, Inc.,
3.80%, 2/15/27	400	401
Total Capital International SA,
2.88%, 2/17/22	500	511
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (b)	550	541
Tyson Foods, Inc.,
4.88%, 8/15/34	375	415
	Face Amount (000)	Value (000)
United Airlines Pass-Through Trust,
Series A
4.00%, 4/11/26	$599	$636
United Technologies Corp.,
4.50%, 6/1/42	165	178
Verizon Communications, Inc.,
4.67%, 3/15/55	575	550
5.01%, 8/21/54	300	303
Viavi Solutions, Inc.,
0.63%, 8/15/33	375	394
Visa, Inc.,
3.15%, 12/14/25	1,125	1,154
Volkswagen Group of America Finance LLC,
2.40%, 5/22/20 (b)	800	804
Wal-Mart Stores, Inc.,
5.25%, 9/1/35	615	757
Woodside Finance Ltd.,
3.70%, 9/15/26 (b)	675	677
ZF North America Capital, Inc.,
4.50%, 4/29/22 (b)	250	264
		58,034
Utilities (0.9%)
Duke Energy Corp.,
2.65%, 9/1/26	760	728
Enel Finance International N.V.,
3.63%, 5/25/27 (b)	350	351
Entergy Louisiana LLC,
3.05%, 6/1/31	525	509
Southern Power Co.,
Series D
1.95%, 12/15/19	550	549
Trans-Allegheny Interstate Line Co.,
3.85%, 6/1/25 (b)	775	812
		2,949
		110,251
Mortgages — Other (5.2%)
Adjustable Rate Mortgage Trust,
3.57%, 6/25/35 (c)	458	453
Alternative Loan Trust,
1 Month USD LIBOR + 0.18%, 1.42%, 5/25/47 (c)	166	161
Banc of America Alternative Loan Trust,
1 Month USD LIBOR + 0.65%, 1.89%, 7/25/46 (c)	262	198
5.86%, 10/25/36	652	406
6.00%, 4/25/36	116	117
Banc of America Funding Trust,
5.25%, 7/25/37	360	361
ChaseFlex Trust,
6.00%, 2/25/37	961	758

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages (cont'd)
Eurosail PLC,
3 Month GBP LIBOR + 0.95%, 1.25%, 6/13/45 (c)	GBP	600	$781
Farringdon Mortgages No. 2 PLC,
3 Month GBP LIBOR + 1.50%, 1.79%, 7/15/47 (c)		275	358
Federal Home Loan Mortgage Corporation,
3.00%, 7/25/46 - 5/25/47		$1,785	1,773
3.50%, 5/25/45 - 5/25/47		3,317	3,373
3.88%, 5/25/45 (b)(c)		201	200
4.00%, 5/25/45		102	105
1 Month USD LIBOR + 3.30%, 4.54%, 10/25/27 (c)		400	444
1 Month USD LIBOR + 3.75%, 4.99%, 9/25/24 (c)		602	675
1 Month USD LIBOR + 4.00%, 5.24%, 8/25/24 (c)		306	326
1 Month USD LIBOR + 5.15%, 6.39%, 10/25/29 (c)		300	318
Grifonas Finance PLC,
6 Month EURIBOR + 0.28%, 0.01%, 8/28/39 (c)	EUR	493	511
HarborView Mortgage Loan Trust,
1 Month USD LIBOR + 0.19%, 1.43%, 1/19/38 (c)		$463	438
IM Pastor 3 FTH,
3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (c)	EUR	493	481
Impac CMB Trust,
1 Month USD LIBOR + 0.74%, 1.97%,
4/25/35 (c)		$232	208
JP Morgan Mortgage Trust,
3.57%, 6/25/37 (c)		205	194
6.00%, 6/25/37		210	208
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36		907	918
6.50%, 9/25/37		1,048	801
Paragon Mortgages No. 13 PLC,
3 Month GBP LIBOR + 0.40%, 0.69%, 1/15/39 (c)	GBP	300	370
Paragon Mortgages No. 15 PLC,
3 Month EURIBOR + 0.54%, 0.21%, 12/15/39 (c)	EUR	800	823
RALI Trust,
5.50%, 12/25/34		$710	697
6.00%, 11/25/36		271	239
Seasoned Credit Risk Transfer Trust,
4.00%, 8/25/56 (b)(c)		600	526
			17,221
Municipal Bonds (0.7%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue
6.40%, 1/1/40		255	349
	Face Amount (000)		Value (000)
City of New York, NY,Series G-1
5.97%, 3/1/36		$270	$351
Illinois State Toll Highway Authority, IL,
Highway Revenue, Build America Bonds
6.18%, 1/1/34		477	609
Municipal Electric Authority of Georgia, GA,
6.64%, 4/1/57		283	358
6.66%, 4/1/57		320	400
New York City Transitional Finance Authority Future Tax Secured Revenue, NY,
Transitional Finance Authority Future Tax Secured Revenue
5.27%, 5/1/27		320	374
			2,441
Sovereign (5.6%)
Argentine Republic Government International Bond,
7.50%, 4/22/26 (e)		1,181	1,330
Brazil Notas do Tesouro Nacional, Series F
10.00%, 1/1/23	BRL	10,700	3,488
Cyprus Government International Bond,
3.88%, 5/6/22	EUR	1,525	2,032
Indonesia Treasury Bond,
8.25%, 7/15/21	IDR	29,773,000	2,370
Mexican Bonos,
Series M
6.50%, 6/10/21	MXN	74,900	4,092
Mexico Government International Bond,
3.60%, 1/30/25		$704	723
Petroleos Mexicanos,
6.38%, 1/23/45		329	336
6.88%, 8/4/26		150	171
Portugal Obrigacoes do Tesouro OT,
5.65%, 2/15/24 (b)	EUR	1,951	2,881
Ukraine Government International Bond,
7.75%, 9/1/26		$1,261	1,300
			18,723
U.S. Agency Security (0.6%)
Federal Home Loan Bank,
0.88%, 10/1/18 (e)		2,070	2,061
U.S. Treasury Securities (11.7%)
U.S. Treasury Bond,
3.75%, 11/15/43		5,825	6,830
U.S. Treasury Note,
0.38%, 1/15/27		3,015	2,981
1.13%, 2/28/21		15,400	15,101
1.50%, 5/31/19 - 8/15/26		6,225	5,968
1.75%, 9/30/19 - 11/30/21		7,300	7,331
2.25%, 2/15/27		675	671
			38,882
Total Fixed Income Securities (Cost $295,175)			298,828

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Shares	Value (000)
Short-Term Investments (20.1%)
Securities held as Collateral on Loaned Securities (1.8%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $6,005)	6,005,305	$6,005
Investment Company (18.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $60,265)	60,265,417	60,265
	Face Amount (000)	Value (000)
U.S. Treasury Securities (0.2%)
U.S. Treasury Bills,
1.17%, 4/26/18 (g)(h)	$115	114
1.19%, 4/26/18 (g)(h)	687	683
Total U.S. Treasury Securities (Cost $797)		797
Total Short-Term Investments (Cost $67,067)		67,067
Total Investments (109.9%) (Cost $362,242) Including $7,858 of Securities Loaned (i)(j)		365,895
Liabilities in Excess of Other Assets (–9.9%)		(33,035)
Net Assets (100.0%)		$332,860

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2017.

(e)  All or a portion of this security was on loan at September 30, 2017.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2017.

(g)  Rate shown is the yield to maturity at September 30, 2017.

(h)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(j)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $361,587,000. The aggregate gross unrealized appreciation is approximately $7,641,000 and the aggregate gross unrealized depreciation is approximately $3,994,000, resulting in net unrealized appreciation of approximately $3,647,000.

@  Value is less than $500.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	AUD	2,760		$2,201		10/6/17	$36
Australia and New Zealand Banking Group	MXN	4,814		$265		10/6/17	—	@
Australia and New Zealand Banking Group	SEK	12,295		$1,510		10/6/17	(—	@)
Australia and New Zealand Banking Group		$1,645	NOK	12,991		10/6/17	(13)
Barclays Bank PLC	MXN	56,452		$3,147		10/6/17	48
Citibank NA	BRL	7,657		$2,438		10/6/17	21
Citibank NA	EUR	5,754		$6,874		10/6/17	73
Citibank NA	IDR	31,480,044		$2,360		10/6/17	23
Citibank NA		$1	EUR	—	@	10/6/17	(—	@)
Citibank NA		$3	GBP	2		10/6/17	—	@
HSBC Bank PLC	EUR	701		$827		10/6/17	(2)
HSBC Bank PLC	GBP	1,374		$1,796		10/6/17	(46)
HSBC Bank PLC		$31	EUR	26		10/6/17	(—	@)
HSBC Bank PLC		$1,437	PLN	5,113		10/6/17	(36)
JPMorgan Chase Bank NA	JPY	162,471		$1,494		10/6/17	50
JPMorgan Chase Bank NA		$19	EUR	16		10/6/17	(—	@)
JPMorgan Chase Bank NA		$1,539	SEK	12,242		10/6/17	(36)
							$118

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	171	Dec-17	34,200	$36,885	$(101)
U.S. Treasury 30 yr. Bond	22	Dec-17	2,200	3,362	(65)
U.S. Treasury 5 yr. Note	210	Dec-17	21,000	24,675	(181)
U.S. Treasury Ultra Bond	125	Dec-17	12,500	20,641	(403)
Short:
German Euro Bund	27	Dec-17	(2,700)	(5,138)	55
U.S. Treasury 10 yr. Note	95	Dec-17	(9,500)	(11,905)	103
U.S. Treasury 10 yr. Ultra Long Bond	25	Dec-17	(2,500)	(3,358)	42
					$(550)

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at September 30, 2017:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)
Barclays Bank PLC Quest Diagnostics, Inc.	BBB+	Buy	1.00%	Quarterly	3/20/19	$995	$(14)	$19	$(33)
Deutsche Bank AG CMBX.NA.BB.60	NR	Sell	5.00	Monthly	5/11/63	230	(56)	1	(57)
Goldman Sachs International CMBX.NA.BB.60	NR	Sell	5.00	Monthly	5/11/63	286	(69)	(41)	(28)
						$1,511	$(139)	$(21)	$(118)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2017:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.26%	Quarterly	12/7/26	$3,656	$(19)	$—	$(19)
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.48	Quarterly	12/21/26	3,683	(89)	—	(89)
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.48	Quarterly	5/23/47	3,237	41	—	41
						$10,576	$(67)	$—	$(67)

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

NR  Not rated.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

EUR  —  Euro

GBP  —  British Pound

IDR  —  Indonesian Rupiah

JPY  —  Japanese Yen

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

PLN  —  Polish Zloty

SEK  —  Swedish Krona

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Portfolio Composition**

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	17.1%
Short-Term Investments	17.0
Industrials	16.1
Finance	13.7
U.S. Treasury Securities	10.8
Other***	8.1
Asset-Backed Securities	6.2
Commercial Mortgage-Backed Securities	5.8
Sovereign	5.2
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2017.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with an underlying face amount of approximately $105,964,000 with net unrealized depreciation of approximately $550,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $118,000 and does not include open swap agreements with net unrealized depreciation of approximately $185,000.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $295,972)	$299,625
Investment in Security of Affiliated Issuer, at Value (Cost $66,270)	66,270
Total Investments in Securities, at Value (Cost $362,242)	365,895
Receivable for Investments Sold	16,465
Interest and Paydown Receivable	1,971
Receivable for Variation Margin on Futures Contracts	804
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	251
Receivable for Fund Shares Sold	223
Receivable from Affiliate	46
Due from Adviser	40
Tax Reclaim Receivable	21
Premium Paid on Open Swap Agreements	20
Receivable for Variation Margin on Swap Agreements	1
Dividends Receivable	—	@
Other Assets	72
Total Assets	385,809
Liabilities:
Payable for Investments Purchased	46,203
Collateral on Securities Loaned, at Value	6,005
Payable for Trustees' Fees and Expenses	164
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	133
Unrealized Depreciation on Swap Agreements	118
Payable for Fund Shares Redeemed	76
Payable for Sub Transfer Agency Fees — Class I	36
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Premium Received on Open Swap Agreements	41
Payable for Custodian Fees	26
Payable for Professional Fees	22
Payable for Administration Fees	21
Payable for Shareholder Services Fees — Class A	12
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	4
Deferred Capital Gain Country Tax	10
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Other Liabilities	65
Total Liabilities	52,949
Net Assets	$332,860
Net Assets Consist of:
Paid-in-Capital	$529,207
Accumulated Undistributed Net Investment Income	1,537
Accumulated Net Realized Loss	(200,913)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $10 of Deferred Capital Gain Country Tax)	3,643
Futures Contracts	(550)
Swap Agreements	(185)
Foreign Currency Forward Exchange Contracts	118
Foreign Currency Translations	3
Net Assets	$332,860

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2017 (000)
CLASS I:
Net Assets	$265,958
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	23,816,526
Net Asset Value, Offering and Redemption Price Per Share	$11.17
CLASS A:
Net Assets	$60,874
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	5,444,707
Net Asset Value, Redemption Price Per Share	$11.18
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.50
Maximum Offering Price Per Share	$11.68
CLASS L:
Net Assets	$1,138
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	101,889
Net Asset Value, Offering and Redemption Price Per Share	$11.17
CLASS C:
Net Assets	$4,890
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	440,402
Net Asset Value, Offering and Redemption Price Per Share	$11.10
(1) Including:
Securities on Loan, at Value:	$7,858

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $10 of Foreign Taxes Withheld)	$9,131
Dividends from Security of Affiliated Issuer (Note G)	232
Income from Securities Loaned — Net	26
Total Investment Income	9,389
Expenses:
Advisory Fees (Note B)	1,055
Sub Transfer Agency Fees — Class I	232
Sub Transfer Agency Fees — Class A	58
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	2
Administration Fees (Note C)	225
Shareholder Services Fees — Class A (Note D)	110
Distribution and Shareholder Services Fees — Class L (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	42
Professional Fees	154
Registration Fees	77
Custodian Fees (Note F)	67
Shareholder Reporting Fees	55
Pricing Fees	55
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Trustees' Fees and Expenses	10
Other Expenses	59
Total Expenses	2,221
Waiver of Advisory Fees (Note B)	(576)
Reimbursement of Class Specific Expenses — Class I (Note B)	(239)
Reimbursement of Class Specific Expenses — Class A (Note B)	(18)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(60)
Net Expenses	1,326
Net Investment Income	8,063
Realized Gain (Loss):
Investments Sold	(256)
Foreign Currency Forward Exchange Contracts	(440)
Foreign Currency Transactions	(78)
Futures Contracts	482
Swap Agreements	(174)
Net Realized Loss	(466)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $10)	(1)
Foreign Currency Forward Exchange Contracts	23
Foreign Currency Translations	9
Futures Contracts	(347)
Swap Agreements	(52)
Net Change in Unrealized Appreciation (Depreciation)	(368)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(834)
Net Increase in Net Assets Resulting from Operations	$7,229

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,063	$6,334
Net Realized Gain (Loss)	(466)	14,178
Net Change in Unrealized Appreciation (Depreciation)	(368)	5,082
Net Increase in Net Assets Resulting from Operations	7,229	25,594
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,968)	(7,381)
Class A:
Net Investment Income	(1,021)	(245)
Class L:
Net Investment Income	(26)	(12)
Class C:
Net Investment Income	(89)	(25)
Total Distributions	(8,104)	(7,663)
Capital Share Transactions:(1)
Class I:
Subscribed	145,610	49,744
Distributions Reinvested	6,832	7,372
Redeemed	(79,520)	(76,546)
Class A:
Subscribed	68,634	26,992
Distributions Reinvested	1,021	245
Redeemed	(32,914)	(8,071)
Class L:
Exchanged	329	517
Distributions Reinvested	26	11
Redeemed	(62)	(70)
Class C:
Subscribed	2,739	3,299
Distributions Reinvested	87	24
Redeemed	(1,463)	(24)
Net Increase in Net Assets Resulting from Capital Share Transactions	111,319	3,493
Total Increase in Net Assets	110,444	21,424
Net Assets:
Beginning of Period	222,416	200,992
End of Period (Including Accumulated Undistributed Net Investment Income of $1,537 and $2,646)	$332,860	$222,416
(1) Capital Share Transactions:
Class I:
Shares Subscribed	13,189	4,712
Shares Issued on Distributions Reinvested	627	721
Shares Redeemed	(7,289)	(7,510)
Net Increase (Decrease) in Class I Shares Outstanding	6,527	(2,077)
Class A:
Shares Subscribed	6,217	2,520
Shares Issued on Distributions Reinvested	94	23
Shares Redeemed	(3,009)	(749)
Net Increase in Class A Shares Outstanding	3,302	1,794
Class L:
Shares Exchanged	30	48
Shares Issued on Distributions Reinvested	2	1
Shares Redeemed	(5)	(7)
Net Increase in Class L Shares Outstanding	27	42
Class C:
Shares Subscribed	250	311
Shares Issued on Distributions Reinvested	8	2
Shares Redeemed	(134)	(2)
Net Increase in Class C Shares Outstanding	124	311

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.22		$10.18		$10.36		$9.91		$10.48
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32		0.34		0.33		0.31		0.32
Net Realized and Unrealized Gain (Loss)	(0.02)		1.11		(0.20)		0.45		(0.36)
Total from Investment Operations	0.30		1.45		0.13		0.76		(0.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.41)		(0.31)		(0.31)		(0.53)
Net Asset Value, End of Period	$11.17		$11.22		$10.18		$10.36		$9.91
Total Return(3)	2.79	%(4)	14.80	%(5)	1.15%		7.82%		(0.42)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$265,958		$193,976		$197,057		$192,868		$187,014
Ratio of Expenses to Average Net Assets(10)	0.40	%(6)	0.43	%(6)(7)	0.51	%(6)(8)	0.61	%(6)	0.71	%(6)(9)
Ratio of Net Investment Income to Average Net Assets(10)	2.94	%(6)	3.31	%(6)(7)	3.24	%(6)(8)	3.02	%(6)	3.14	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	350%		262%		348%		296%		226%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.73%		0.74%		0.73%		0.81%		0.73%
Net Investment Income to Average Net Assets	2.61%		3.00%		3.02%		2.82%		3.12%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.33%.

(5)  Performance was positively impacted by approximately 7.72% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 7.08%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.42% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.52% for Class I shares.

(8)  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.52% for Class I shares. Prior to October 6, 2014, the maximum ratio was 0.62% for Class I shares.

(9)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class I shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.23		$10.19		$10.37		$9.93		$10.50
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28		0.30		0.30		0.27		0.29
Net Realized and Unrealized Gain (Loss)	(0.02)		1.12		(0.21)		0.45		(0.36)
Total from Investment Operations	0.26		1.42		0.09		0.72		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.38)		(0.27)		(0.28)		(0.50)
Net Asset Value, End of Period	$11.18		$11.23		$10.19		$10.37		$9.93
Total Return(3)	2.43	%(4)	14.31	%(5)	0.90%		7.35%		(0.68)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,874		$24,071		$3,553		$2,941		$3,152
Ratio of Expenses to Average Net Assets(10)	0.75	%(6)	0.76	%(6)(7)	0.86	%(6)(8)	0.96	%(6)	0.96	%(6)(9)
Ratio of Net Investment Income to Average Net Assets(10)	2.58	%(6)	2.82	%(6)(7)	2.87	%(6)(8)	2.67	%(6)	2.89	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	350%		262%		348%		296%		226%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.02%		1.15%		1.07%		1.11%		0.98%
Net Investment Income to Average Net Assets	2.31%		2.43%		2.66%		2.52%		2.87%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.97%.

(5)  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 6.55%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.77% for Class A shares. Prior to January 4, 2016, the maximum ratio was 0.87% for Class A shares.

(8)  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class A shares. Prior to October 6, 2014, the maximum ratio was 0.97% for Class A shares.

(9)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class A shares.
The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$11.23		$10.18		$10.37		$9.92		$10.49
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26		0.28		0.27		0.25		0.27
Net Realized and Unrealized Gain (Loss)	(0.03)		1.12		(0.21)		0.45		(0.36)
Total from Investment Operations	0.23		1.40		0.06		0.70		(0.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.35)		(0.25)		(0.25)		(0.48)
Net Asset Value, End of Period	$11.17		$11.23		$10.18		$10.37		$9.92
Total Return(3)	2.16	%(4)	14.10	%(5)	0.59%		7.19%		(0.95)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,138		$841		$333		$108		$88
Ratio of Expenses to Average Net Assets(10)	1.00	%(6)	1.03	%(6)(7)	1.11	%(6)(8)	1.21	%(6)	1.21	%(6)(9)
Ratio of Net Investment Income to Average Net Assets(10)	2.37	%(6)	2.65	%(6)(7)	2.65	%(6)(8)	2.42	%(6)	2.64	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.02%		0.01%		0.01%
Portfolio Turnover Rate	350%		262%		348%		296%		226%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%		1.82%		1.76%		3.10%		1.27%
Net Investment Income to Average Net Assets	2.02%		1.86%		2.00%		0.53%		2.58%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.70%.

(5)  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 6.34%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.02% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.12% for Class L shares.

(8)  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.12% for Class L shares. Prior to October 6, 2014, the maximum ratio was 1.22% for Class L shares.

(9)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.22% for Class L shares.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$11.17		$10.16		$10.44
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20		0.22		0.10
Net Realized and Unrealized Gain (Loss)	(0.03)		1.12		(0.31)
Total from Investment Operations	0.17		1.34		(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.33)		(0.07)
Net Asset Value, End of Period	$11.10		$11.17		$10.16
Total Return(4)	1.57	%(5)	13.52	%(6)	(2.02	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,890		$3,528		$49
Ratio of Expenses to Average Net Assets(11)	1.50	%(7)	1.51	%(7)(8)	1.61	%(7)(10)
Ratio of Net Investment Income to Average Net Assets(11)	1.86	%(7)	2.04	%(7)(8)	2.23	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01	%(10)
Portfolio Turnover Rate	350%		262%		348	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.74%		2.00%		14.06	%(10)
Net Investment Income (Loss) to Average Net Assets	1.62%		1.55%		(10.22	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 1.11%.

(6)  Performance was positively impacted by approximately 7.75% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 5.77%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.62% for Class C shares.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers four classes of shares — Class I, Class A, Class L and Class C.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing serv-

ice approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$175	$—	$175
Agency Fixed Rate Mortgages	—	61,624	—	61,624
Asset-Backed Securities	—	22,469	—	22,469
Collateralized Mortgage Obligations — Agency Collateral Series	—	4,130	—	4,130
Commercial Mortgage- Backed Securities	—	20,851	—	20,851
Corporate Bonds	—	110,251	—	110,251
Mortgages — Other	—	17,221	—	17,221
Municipal Bonds	—	2,441	—	2,441

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
Sovereign	$—	$18,723	$—	$18,723
U.S. Agency Securities	—	2,061	—	2,061
U.S. Treasury Securities	—	38,882	—	38,882
Total Fixed Income Securities	—	298,828	—	298,828
Short-Term Investments
Investment Company	66,270	—	—	66,270
U.S. Treasury Securities	—	797	—	797
Total Short-Term Investments	66,270	797	—	67,067
Foreign Currency Forward Exchange Contracts	—	251	—	251
Futures Contracts	200	—	—	200
Interest Rate Swap Agreements	—	41	—	41
Total Assets	66,470	299,917	—	366,387
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(133)	—	(133)
Futures Contracts	(750)	—	—	(750)
Credit Default Swap Agreements	—	(118)	—	(118)
Interest Rate Swap Agreements	—	(108)	—	(108)
Total Liabilities	(750)	(359)	—	(1,109)
Total	$65,720	$299,558	$—	$365,278

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns,

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objec-

tives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counter-

party to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$251
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	200	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	41	(a)
Total			$492
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(133)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(750	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(118)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(108	)(a)
Total			$(1,109)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

contract for the year ended September 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(440)
Interest Rate Risk	Futures Contracts	482
Credit Risk	Swap Agreements	(28)
Interest Rate Risk	Swap Agreements	(146)
	Total	$(132)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$23
Interest Rate Risk	Futures Contracts	(347)
Credit Risk	Swap Agreements	15
Interest Rate Risk	Swap Agreements	(67)
	Total	$(376)

At September 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$251	$(133)
Swap Agreements	—	(118)
Total	$251	$(251)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$36	$(13)	$—	$23
Barclays Bank PLC	48	—	—	48
Citibank NA	117	—	—	117
JPMorgan Chase Bank NA	50	(36)	—	14
Total	$251	$(49)	$—	$202
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$13	$(13)	$—	$0
Barclays Bank PLC	33	—	—	33
Deutsche Bank AG	57	—	—	57
Goldman Sachs International	28	—	—	28
HSBC Bank PLC	84	—	—	84
JPMorgan Chase Bank NA	36	(36)	—	0
Total	$251	$(49)	$—	$202

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

For the year ended September 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$51,555,000
Futures Contracts:
Average monthly original value	$103,475,000
Swap Agreements:
Average monthly notional amount	$14,741,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$7,858	(d)	$—	$(7,858	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Fund received cash collateral of approximately $6,005,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $2,024,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$3,762	$—	$—	$—	$3,762
Sovereign	194	—	—	—	194
U.S. Agency Securities	2,049	—	—	—	2,049
Total	$6,005	$—	$—	$—	$6,005
Total Borrowings	$6,005	$—	$—	$—	$6,005
Gross amount of recognized liabilities for securities lending transactions					$6,005

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments Sold are proceeds from the one-time settlements of class action lawsuits involving the Fund's past holdings of approximately $1,353,000, the impact of which is on the Fund's performance is disclosed in the Financial Highlights.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.15% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I shares, 0.77% for Class A shares, 1.02% for Class L shares and 1.52% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2017, approximately $576,000 of advisory fees were waived and approximately $259,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $140,275,000 and $78,003,000, respectively. For the year ended September 30, 2017, purchases and sales of long-term U.S. Government securities were approximately $885,117,000 and $850,797,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $60,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2017 is as follows:

Affiliated Investment Company	Value September 30, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$28,592	$236,219	$198,541	$232
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2017 (000)
Liquidity Funds	$—	$—	$66,270

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From: Ordinary Income (000)	2016 Distributions Paid From: Ordinary Income (000)
$8,104	$7,663

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at September 30, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(1,068)	$245,871	$(244,803)

At September 30, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,532	$—

At September 30, 2017, the Fund had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$201,462	September 30, 2018

Capital loss carryforwards of approximately $244,803,000 expired during the year ended September 30, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $188,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 53.9%.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance (i) was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

46

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
1933983 EXP 11.30.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Privacy Notice	36
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Corporate Bond Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2017

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$1,042.10	$1,021.56	$3.58	$3.55	0.70%
Corporate Bond Portfolio Class A	1,000.00	1,039.20	1,019.75	5.42	5.37	1.06
Corporate Bond Portfolio Class L	1,000.00	1,037.90	1,018.20	7.00	6.93	1.37
Corporate Bond Portfolio Class C	1,000.00	1,036.10	1,016.04	9.19	9.10	1.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

Corporate Bond Portfolio

The Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.95%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Corporate Index (the "Index"), which returned 2.21%.

Factors Affecting Performance

•  The 12-month reporting period was characterized by a steady grind tighter in credit markets, despite pockets of intra-year volatility as concerns about global growth, monetary policy, geopolitical tensions, and commodities caused temporary market weaknesses. All of these periods, however, were brief and have resulted in positive performance in credit spreads over the period, as strong technicals and demand for the asset class mitigated any potential softness in the market.

•  In the final quarter of 2016, the surprise Trump win in the United States dominated the news flow in November and pervasively impacted global rates, credit spreads, and equity markets. Financial market conditions changed rapidly as investors priced in the inflationary impact of anticipated fiscal stimulus, reduced trade, and a more aggressive Federal Reserve (Fed). Pro-growth rhetoric, higher inflation expectations, and continued demand for U.S. credit created a bullish environment for U.S. credit in November 2016.

•  In the first quarter of 2017, U.S. investment grade spreads traded tighter as low global yields, high cash balances, and government support of credit markets around the globe created a positive environment for credit markets. During this quarter, we saw the global fixed income markets price in significant relaxation of U.S. fiscal policy, as well as economic growth, a stronger U.S. dollar, and a steeper Treasury curve.

•  In the second quarter of 2017, we saw continued tensions between fundamentals, valuations, and technicals in the investment grade market. U.S. banking and other financial companies' fundamentals remained strong, while industrial companies' fundamentals continued to deteriorate as the pace of leverage continued its course. Valuations remained stretched for industrials in this quarter, while financials continued to present attractive relative value opportunities. Technicals remained strong across the market. This quarter was characterized by low volatility, with spreads trading in a narrow range.

•  The third quarter of 2017 was positive for risk assets. Global credit traded stronger over the period, as spreads tightened across the investment grade and high yield markets. While August 2017 reset valuations in the market, due to heightened geopolitical risks, the remainder of the quarter was defined by a steady grind tighter in credit fueled by strong technicals, a positive macroeconomic backdrop, low volatility, and strong equity performance.

•  Over the 12-month reporting period, Treasury yields were higher and the Treasury curve flattened. Specifically, the 2-, 5-, 10- and 30-year Treasury yields ended 72, 79, 74 and 54 basis points higher, respectively.(1)

•  Credit spreads ended the period tighter. The corporate sector as a whole was 37 basis points tighter over the 12-month period.(2) In aggregate, BBB corporate spreads contracted 47 basis points, while single A corporate spreads were 32 basis points tighter.(2) Financials outperformed non-financials, with industrials spreads narrowing 35 basis points and financials tightening 44 basis points.(2)

•  The Fund's investment grade exposure was a positive contributor to the Fund's returns. Strength in the credit market over the period resulted in tighter spreads across all major segments of the investment grade market. The Fund's emphasis on financial institutions, specifically the banking sector, was particularly advantageous for performance over the reporting period. The Fund has an underweight to industrials, attributable to relatively weaker fundamentals and less favorable relative value within the industrials segment of the market. The industrials underweight detracted from performance over the period, driven mainly by positioning in capital goods and technology.

(1)  Source for U.S. Treasury yields: Bloomberg L.P.

(2)  Source for credit spread data: Barclays

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

•  An opportunistic allocation to below investment grade (or high yield) credits also contributed to the Fund's performance. As with the investment grade market, the high yield market benefited from spread tightening and yield advantages that led to positive returns.

•  During fiscal year 2017, the Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2017 fiscal year total return would have been 2.10% for Class I shares as of September 30, 2017. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Management Strategies

•  Accommodative policy and low global yields remain supportive of global credit, particularly U.S. credit, and we continue to believe the strong technical environment in global credit markets suggests modest tightening into year-end.

•  Technicals continue to support the asset class, and fundamentals remain positive in certain sectors of the market. At current valuations, we do not anticipate a drastic move tighter in spreads; however, we believe spreads could continue to grind tighter into year-end if the current backdrop persists. As we head into year-end, we are vigilant of global political headlines and will continue to monitor their potential impact on credit markets.

•  Despite our favorable outlook on investment grade corporates, we remain cognizant that the business cycle is maturing. Company behavior in later-cycle environments is often tilted in favor of equity holders at the expense of bond holders. As a result, we remain reliant upon our active, value-oriented approach and bottom-up credit research process to help identify the best value opportunities, while avoiding those companies where we believe there is limited scope to earn attractive returns.

•  Given this view, the Fund is positioned to be underweight credit risk as a whole, driven by an underweight to industrials, while we remain overweight financials. We continue to believe that the fundamental story in the financial sector remains strong, as banks have spent years shoring up balance sheets, increasing their liquidity profiles, and reducing risky activities. In the non-financial segment of the investment grade market, the Portfolio is underweight, due to relatively weaker fundamentals and stretched valuations.

•  The Fund continues to hold small allocations to high yield bonds, as we believe that both fundamentals and valuations may well compensate investors for bearing risk.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

Performance Compared to the Bloomberg Barclays U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	2.95%	5.53%	4.80%	6.54%
Fund — Class A Shares w/o sales charges(5)	2.54	5.22	4.58	4.66
Fund — Class A Shares with maximum 4.25% sales charges(5)	–1.84	4.32	4.13	4.36
Fund — Class L Shares w/o sales charges(6)	2.20	4.88	—	5.19
Fund — Class C Shares w/o sales charges(7)	1.81	—	—	5.77
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	0.81	—	—	5.77
Bloomberg Barclays U.S. Corporate Index	2.21	3.46	5.74	6.95
Lipper Corporate Debt Funds BBB-Rated Index	1.99	3.46	5.36	6.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on June 16, 2008.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.3%)
Asset-Backed Securities (0.6%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$100	$113
8.35%, 7/10/31 (a)	121	158
		271
Corporate Bonds (96.7%)
Finance (35.1%)
ABN Amro Bank N.V.
4.75%, 7/28/25 (a)	200	213
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.75%, 5/15/19	150	154
Air Lease Corp.,
2.63%, 7/1/22	150	149
3.38%, 6/1/21	75	77
Alexandria Real Estate Equities, Inc.
3.95%, 1/15/27	75	77
Ally Financial, Inc.
4.25%, 4/15/21	75	78
American Express Credit Corp.,
MTN
3.30%, 5/3/27	150	152
American International Group, Inc.
4.88%, 6/1/22	175	192
AvalonBay Communities, Inc.,
Series G
2.95%, 5/11/26	100	99
Bank of America Corp.,
3.09%, 10/1/25	100	100
Series G
3.50%, 4/19/26	275	280
MTN
4.00%, 1/22/25	180	186
4.24%, 4/24/38	275	291
MTN
4.25%, 10/22/26	100	105
Bank of New York Mellon Corp. (The),
MTN
3.65%, 2/4/24	60	63
BNP Paribas SA,
3.80%, 1/10/24 (a)(b)	250	260
5.00%, 1/15/21	95	103
Boston Properties LP,
3.65%, 2/1/26	100	102
3.80%, 2/1/24	25	26
BPCE SA
5.15%, 7/21/24 (a)	200	216
Brighthouse Financial, Inc.
3.70%, 6/22/27 (a)	200	197
Brixmor Operating Partnership LP
4.13%, 6/15/26	150	151
	Face Amount (000)	Value (000)
Brookfield Finance, Inc.
4.25%, 6/2/26	$150	$155
Capital One Financial Corp.,
2.50%, 5/12/20	50	50
3.20%, 2/5/25	275	275
3.75%, 3/9/27 (b)	25	25
Chubb INA Holdings, Inc.
3.35%, 5/15/24	125	129
Citigroup, Inc.,
3.89%, 1/10/28	225	231
4.45%, 9/29/27	225	238
6.68%, 9/13/43	50	68
8.13%, 7/15/39	100	159
Citizens Bank NA,
MTN
2.55%, 5/13/21	250	251
CNA Financial Corp.
5.75%, 8/15/21	75	83
Credit Suisse AG,
MTN
3.63%, 9/9/24	250	260
6.00%, 2/15/18	61	62
CubeSmart LP
3.13%, 9/1/26	50	48
Deutsche Bank AG
2.70%, 7/13/20	200	201
Digital Realty Trust LP
3.70%, 8/15/27	150	152
Discover Bank
2.00%, 2/21/18	250	250
Discover Financial Services
3.95%, 11/6/24	75	77
Federal Realty Investment Trust
3.63%, 8/1/46	75	68
Five Corners Funding Trust
4.42%, 11/15/23 (a)	200	217
GE Capital International Funding Co., Unlimited Co.,
2.34%, 11/15/20	200	202
4.42%, 11/15/35	211	230
Goldman Sachs Group, Inc. (The),
2.91%, 6/5/23	125	125
MTN
4.80%, 7/8/44	125	140
6.25%, 2/1/41	75	99
6.75%, 10/1/37	230	304
Guardian Life Insurance Co. of America (The)
4.85%, 1/24/77 (a)	100	107
Hartford Financial Services Group, Inc. (The)
5.50%, 3/30/20	275	296
Healthcare Trust of America Holdings LP
3.70%, 4/15/23	100	103
HSBC Finance Corp.
6.68%, 1/15/21	68	77

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
HSBC Holdings PLC,
2.65%, 1/5/22	$200	$201
4.38%, 11/23/26	200	209
HSBC USA, Inc.
3.50%, 6/23/24	100	103
Humana, Inc.
4.80%, 3/15/47	100	112
ING Bank N.V.
5.80%, 9/25/23 (a)	100	114
Intesa Sanpaolo SpA
3.88%, 1/16/18	200	201
Jackson National Life Global Funding
2.20%, 1/30/20 (a)	300	300
JPMorgan Chase & Co.,
3.78%, 2/1/28	225	232
4.13%, 12/15/26	650	679
KeyBank NA
1.60%, 8/22/19	250	249
LeasePlan Corp N.V.
2.88%, 1/22/19 (a)	200	200
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (a)	50	55
Lincoln National Corp.
7.00%, 6/15/40	75	101
Lloyds Banking Group PLC
3.10%, 7/6/21	200	204
Massachusetts Mutual Life Insurance Co.
4.50%, 4/15/65 (a)	50	51
Metropolitan Life Global Funding I
2.00%, 4/14/20 (a)	200	200
Mizuho Financial Group, Inc.
2.63%, 4/12/21 (a)	225	225
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	125	128
Nationwide Building Society
6.25%, 2/25/20 (a)	260	285
New York Life Global Funding
2.90%, 1/17/24 (a)	225	228
Northern Trust Corp.
3.38%, 5/8/32	125	125
Pacific LifeCorp
6.00%, 2/10/20 (a)	150	162
PNC Financial Services Group, Inc. (The),
3.15%, 5/19/27	275	275
3.90%, 4/29/24	80	84
Prudential Financial, Inc.,
MTN
4.60%, 5/15/44	75	83
5.63%, 6/15/43	170	185
Realty Income Corp.
3.25%, 10/15/22	150	154
	Face Amount (000)	Value (000)
Royal Bank of Scotland Group PLC
3.88%, 9/12/23	$200	$205
Santander UK Group Holdings PLC
3.57%, 1/10/23	200	205
Santander UK PLC
5.00%, 11/7/23 (a)	200	217
Simon Property Group LP
2.50%, 7/15/21	125	126
Skandinaviska Enskilda Banken AB
2.63%, 11/17/20 (a)(b)	200	203
Standard Chartered PLC
2.10%, 8/19/19 (a)	225	225
State Street Corp.
1.95%, 5/19/21	175	174
Swedbank AB
2.80%, 3/14/22 (a)	300	304
Synchrony Bank
3.00%, 6/15/22	250	250
TD Ameritrade Holding Corp.,
3.30%, 4/1/27	75	76
3.63%, 4/1/25	100	103
Toronto-Dominion Bank (The)
3.63%, 9/15/31	175	174
Travelers Cos., Inc. (The)
3.75%, 5/15/46	50	50
UBS Group Funding Switzerland AG
3.49%, 5/23/23 (a)	225	231
UnitedHealth Group, Inc.,
2.75%, 2/15/23	55	56
2.88%, 3/15/23	255	260
3.75%, 7/15/25	150	159
Wells Fargo & Co.,
3.00%, 10/23/26	575	563
3.07%, 1/24/23	200	204
MTN
4.10%, 6/3/26	100	104
Westpac Banking Corp.
2.85%, 5/13/26	150	147
		17,134
Industrials (52.9%)
21st Century Fox America, Inc.
4.75%, 9/15/44	150	161
ABB Treasury Center USA, Inc.
4.00%, 6/15/21 (a)	50	53
Abbott Laboratories,
3.40%, 11/30/23	250	258
4.90%, 11/30/46	100	112
AbbVie, Inc.,
3.20%, 5/14/26	50	50
4.70%, 5/14/45	75	82
Air Liquide Finance SA
2.25%, 9/27/23 (a)	200	194

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Alfa SAB de CV
5.25%, 3/25/24 (a)	$200	$218
Alibaba Group Holding Ltd.
2.50%, 11/28/19	200	202
Alimentation Couche-Tard, Inc.
3.55%, 7/26/27 (a)	125	126
Allergan Funding SCS
4.75%, 3/15/45	94	102
Altria Group, Inc.
5.38%, 1/31/44	55	66
Amazon.com, Inc.,
3.80%, 12/5/24	75	80
4.25%, 8/22/57 (a)	125	129
4.95%, 12/5/44	50	58
American Airlines Pass-Through Trust
4.00%, 1/15/27	160	168
Amgen, Inc.,
2.60%, 8/19/26	125	119
4.66%, 6/15/51	109	120
Anadarko Petroleum Corp.
5.55%, 3/15/26	150	168
Andeavor
4.75%, 12/15/23 (a)	225	243
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26	125	130
3.70%, 2/1/24	200	210
4.90%, 2/1/46	175	198
Apple, Inc.,
3.35%, 2/9/27	200	206
3.85%, 5/4/43 - 8/4/46	150	152
4.50%, 2/23/36	125	141
Applied Materials, Inc.
3.30%, 4/1/27	150	153
APT Pipelines Ltd.
4.20%, 3/23/25 (a)	200	208
Aramark Services, Inc.
4.75%, 6/1/26	100	106
Ashtead Capital, Inc.
4.13%, 8/15/25 (a)	200	206
AstraZeneca PLC
6.45%, 9/15/37	125	168
AT&T, Inc.,
4.25%, 3/1/27	300	309
4.50%, 3/9/48	287	266
4.55%, 3/9/49	75	69
4.90%, 8/14/37	175	177
5.15%, 3/15/42	75	76
Automatic Data Processing, Inc.
3.38%, 9/15/25	50	52
Baidu, Inc.,
2.88%, 7/6/22	200	201
3.25%, 8/6/18	200	202
	Face Amount (000)	Value (000)
Baxalta, Inc.
5.25%, 6/23/45	$50	$58
Becton Dickinson and Co.,
2.89%, 6/6/22	100	100
4.69%, 12/15/44	75	80
BHP Billiton Finance USA Ltd.
5.00%, 9/30/43	75	89
BMW US Capital LLC
2.70%, 4/6/22 (a)	250	252
Boston Scientific Corp.
3.85%, 5/15/25	100	104
BP Capital Markets PLC,
3.02%, 1/16/27	100	99
3.12%, 5/4/26	125	125
Brambles USA, Inc.
4.13%, 10/23/25 (a)	150	156
British Airways Pass-Through Trust
4.63%, 12/20/25 (a)	149	160
Buckeye Partners LP
4.15%, 7/1/23	175	182
Burlington Northern Santa Fe LLC,
4.40%, 3/15/42	75	82
4.55%, 9/1/44	50	56
Caterpillar, Inc.
3.80%, 8/15/42	50	51
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.20%, 3/15/28 (a)	150	152
4.91%, 7/23/25	75	80
6.48%, 10/23/45	150	177
Cimarex Energy Co.
3.90%, 5/15/27	225	230
Cisco Systems, Inc.
1.85%, 9/20/21	275	272
Comcast Corp.
3.15%, 2/15/28	575	574
Concho Resources, Inc.
3.75%, 10/1/27	200	201
ConocoPhillips Co.,
2.20%, 5/15/20	100	101
4.95%, 3/15/26 (b)	200	226
Crown Castle International Corp.,
3.40%, 2/15/21	100	103
4.45%, 2/15/26	75	80
CSX Corp.
2.60%, 11/1/26	125	120
CVS Health Corp.
2.13%, 6/1/21	75	74
Danone SA
1.69%, 10/30/19 (a)	200	199
Darden Restaurants, Inc.
3.85%, 5/1/27	150	153

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
DCP Midstream Operating LP
5.35%, 3/15/20 (a)	$38	$40
Dell International LLC/EMC Corp.
8.10%, 7/15/36 (a)	75	94
Delphi Automotive PLC
3.15%, 11/19/20	125	128
Delta Air Lines, Inc.
3.63%, 3/15/22	200	206
Deutsche Telekom International Finance BV
8.75%, 6/15/30	75	110
Discovery Communications LLC
3.95%, 3/20/28	150	149
Dollar General Corp.,
1.88%, 4/15/18	100	100
3.25%, 4/15/23	125	128
Eastman Chemical Co.
3.80%, 3/15/25	100	103
eBay, Inc.,
2.15%, 6/5/20	125	125
2.50%, 3/9/18	100	100
EI du Pont de Nemours & Co.
2.20%, 5/1/20	200	201
Eldorado Gold Corp.
6.13%, 12/15/20 (a)	105	107
Embraer Netherlands Finance BV
5.40%, 2/1/27	65	71
Enable Midstream Partners LP,
3.90%, 5/15/24	125	126
4.40%, 3/15/27	25	25
Endeavor Energy Resources LP/EER Finance, Inc.
7.00%, 8/15/21 (a)	75	78
Energy Transfer LP
6.50%, 2/1/42	125	142
Enterprise Products Operating LLC
4.45%, 2/15/43	125	127
Equifax, Inc.
3.30%, 12/15/22	25	25
Express Scripts Holding Co.,
4.50%, 2/25/26 (b)	100	107
4.80%, 7/15/46 (b)	50	53
Exxon Mobil Corp.
4.11%, 3/1/46	100	108
FedEx Corp.
3.20%, 2/1/25	100	102
Ford Motor Credit Co., LLC
3.10%, 5/4/23	400	397
General Motors Co.,
6.60%, 4/1/36	25	30
6.75%, 4/1/46	25	30
General Motors Financial Co., Inc.
3.95%, 4/13/24	100	103
	Face Amount (000)	Value (000)
Gilead Sciences, Inc.,
4.50%, 2/1/45	$25	$27
4.80%, 4/1/44	50	56
GlaxoSmithKline Capital, Inc.
6.38%, 5/15/38	75	103
Goldcorp, Inc.
5.45%, 6/9/44	50	56
Hanesbrands, Inc.,
4.63%, 5/15/24 (a)	40	42
4.88%, 5/15/26 (a)	60	63
Harris Corp.
4.85%, 4/27/35	75	83
HCA, Inc.
4.75%, 5/1/23	130	137
Heathrow Funding Ltd.
4.88%, 7/15/21 (a)	190	204
Hewlett Packard Enterprise Co.
2.10%, 10/4/19 (a)	150	150
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/1/25 (a)	55	56
Home Depot, Inc. (The),
2.13%, 9/15/26	50	47
3.35%, 9/15/25	25	26
5.88%, 12/16/36	159	207
Hutchison Whampoa International 14 Ltd.
1.63%, 10/31/17 (a)	200	200
International Paper Co.
3.00%, 2/15/27	250	243
John Deere Capital Corp.,
MTN
1.25%, 10/9/19	225	223
Johnson Controls International PLC
3.90%, 2/14/26	75	79
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.25%, 6/1/26 (a)	100	106
Kinder Morgan Energy Partners LP,
3.95%, 9/1/22	75	78
4.15%, 2/1/24	150	156
Kinder Morgan, Inc.
5.55%, 6/1/45	50	54
Kraft Heinz Foods Co.
4.38%, 6/1/46	175	174
Kroger Co. (The)
6.90%, 4/15/38	80	100
Lockheed Martin Corp.
3.55%, 1/15/26	125	129
Lowe's Cos., Inc.
2.50%, 4/15/26	175	168
LyondellBasell Industries N.V.
4.63%, 2/26/55	75	78
Macy's Retail Holdings, Inc.
2.88%, 2/15/23 (b)	150	142

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
MasTec, Inc.
4.88%, 3/15/23	$90	$92
McDonald's Corp.,
MTN
4.60%, 5/26/45	100	110
Mead Johnson Nutrition Co.
3.00%, 11/15/20	75	77
Medtronic, Inc.
4.63%, 3/15/45	200	228
Merck & Co., Inc.
2.80%, 5/18/23	125	128
Microsoft Corp.,
1.55%, 8/8/21	75	74
3.13%, 11/3/25	50	51
4.45%, 11/3/45	325	367
Molson Coors Brewing Co.
2.25%, 3/15/20 (a)	175	175
MPLX LP,
4.00%, 2/15/25	100	102
4.88%, 6/1/25	25	27
5.20%, 3/1/47	50	53
NetApp, Inc.
2.00%, 12/15/17	100	100
Netflix, Inc.
4.38%, 11/15/26 (a)(b)	50	50
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 9/29/27 (a)	250	250
Nissan Motor Acceptance Corp.
2.55%, 3/8/21 (a)	150	151
Noble Energy, Inc.
5.05%, 11/15/44	50	52
NOVA Chemicals Corp.
5.25%, 8/1/23 (a)	120	124
Novartis Capital Corp.
4.40%, 5/6/44	75	85
Omnicom Group, Inc.,
3.60%, 4/15/26	50	51
3.63%, 5/1/22	95	99
3.65%, 11/1/24	23	24
Ooredoo International Finance Ltd.
3.25%, 2/21/23 (a)	225	225
Oracle Corp.
4.50%, 7/8/44	150	166
PepsiCo, Inc.,
1.70%, 10/6/21	200	197
3.60%, 3/1/24	100	106
Pfizer, Inc.
3.00%, 12/15/26	100	101
Philip Morris International, Inc.,
2.00%, 2/21/20	125	125
4.50%, 3/20/42	75	81
	Face Amount (000)	Value (000)
Phillips 66
5.88%, 5/1/42	$25	$31
Phillips 66 Partners LP
4.68%, 2/15/45	25	24
Plains All American Pipeline LP/PAA Finance Corp.
4.50%, 12/15/26	75	76
QUALCOMM, Inc.
2.60%, 1/30/23	250	251
Reckitt Benckiser Treasury Services PLC
2.38%, 6/24/22 (a)	350	349
Rockies Express Pipeline LLC
6.88%, 4/15/40 (a)	75	84
Rockwell Collins, Inc.
2.80%, 3/15/22	125	126
Ryder System, Inc.,
MTN
2.65%, 3/2/20	50	51
Sabine Pass Liquefaction LLC
4.20%, 3/15/28	225	227
Shell International Finance BV
4.38%, 5/11/45	225	242
Sherwin-Williams Co. (The)
2.75%, 6/1/22	250	252
Smithfield Foods, Inc.
2.65%, 10/3/21 (a)(c)	100	100
Southern Copper Corp.
7.50%, 7/27/35	100	130
Sprint Corp.
7.13%, 6/15/24	75	85
Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC
3.36%, 3/20/23 (a)	200	204
Telefonica Emisiones SAU
4.10%, 3/8/27	150	156
Telefonica Europe BV
8.25%, 9/15/30	84	118
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/26 (b)	325	300
Thermo Fisher Scientific, Inc.
2.95%, 9/19/26	125	123
Time Warner, Inc.
3.80%, 2/15/27	225	226
TransCanada PipeLines Ltd.
7.63%, 1/15/39	75	110
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (a)	75	74
4.13%, 2/2/26 (a)	95	99
Tyco Electronics Group SA
3.13%, 8/15/27	50	50
Tyson Foods, Inc.
4.88%, 8/15/34	75	83

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
United Airlines Pass-Through Trust,
Class A
4.30%, 2/15/27	$192	$204
Vale Overseas Ltd.
6.88%, 11/21/36	75	86
Verizon Communications, Inc.,
4.67%, 3/15/55	228	218
5.01%, 8/21/54	285	288
Viacom, Inc.
5.85%, 9/1/43	50	52
Visa, Inc.
4.30%, 12/14/45	125	139
Vodafone Group PLC
4.38%, 2/19/43	125	126
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (a)	200	201
Wal-Mart Stores, Inc.,
3.30%, 4/22/24	150	157
5.25%, 9/1/35	75	92
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/26	50	50
3.80%, 11/18/24	25	26
WM Wrigley Jr. Co.
2.90%, 10/21/19 (a)	230	234
Wolverine World Wide, Inc.
5.00%, 9/1/26 (a)	125	125
Woodside Finance Ltd.
3.70%, 9/15/26 (a)	150	150
		25,767
Utilities (8.7%)
Abu Dhabi National Energy Co., PJSC
4.38%, 6/22/26 (a)	200	207
Alabama Power Co.
3.75%, 3/1/45	125	126
Baltimore Gas & Electric Co.
2.40%, 8/15/26	75	71
Black Hills Corp.
3.15%, 1/15/27	75	73
Boston Gas Co.
4.49%, 2/15/42 (a)	125	135
CenterPoint Energy Houston Electric LLC,
1.85%, 6/1/21	150	148
Series AA
3.00%, 2/1/27	225	224
CMS Energy Corp.
6.25%, 2/1/20	200	218
Consolidated Edison, Inc.,
Series A
2.00%, 3/15/20	75	75
DTE Energy Co.,
1.50%, 10/1/19	100	98
3.80%, 3/15/27	125	129
	Face Amount (000)	Value (000)
Duke Energy Carolinas LLC
3.75%, 6/1/45	$75	$76
Duke Energy Corp.
2.65%, 9/1/26	150	144
Emera US Finance LP
3.55%, 6/15/26	225	227
Enel Finance International N.V.
6.00%, 10/7/39 (a)	100	124
Entergy Arkansas, Inc.
3.50%, 4/1/26	75	77
Entergy Louisiana LLC
3.05%, 6/1/31	75	73
Fortis, Inc.,
Series WI
2.10%, 10/4/21	100	98
Nevada Power Co.,
Series N
6.65%, 4/1/36	150	203
NextEra Energy Capital Holdings, Inc.
3.55%, 5/1/27	200	206
Oncor Electric Delivery Co., LLC
2.95%, 4/1/25	75	75
Public Service Electric & Gas Co.,
MTN
2.25%, 9/15/26	150	142
Public Service Enterprise Group, Inc.
1.60%, 11/15/19	75	74
Sempra Energy
6.00%, 10/15/39	125	158
South Carolina Electric & Gas Co.
4.50%, 6/1/64	75	80
Southern Power Co.,
Series D
1.95%, 12/15/19	50	50
Trans-Allegheny Interstate Line Co.
3.85%, 6/1/25 (a)	200	209
TransAlta Corp.
4.50%, 11/15/22	213	217
Virginia Electric & Power Co.
2.95%, 1/15/22	325	332
WEC Energy Group, Inc.
3.55%, 6/15/25	75	77
Xcel Energy, Inc.
3.30%, 6/1/25	75	76
		4,222
		47,123
Total Fixed Income Securities (Cost $46,108)		47,394
The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Shares	Value (000)
Short-Term Investments (3.3%)
Securities held as Collateral on Loaned Securities (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $788)	787,688	$788
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $498)	497,586	498
	Face Amount (000)
U.S. Treasury Security (0.7%)
U.S. Treasury Bill
1.19%, 4/26/18 (d)(e) (Cost $357)	$360	357
Total Short-Term Investments (Cost $1,643)		1,643
Total Investments (100.6%) (Cost $47,751) Including $1,376 of Securities Loaned (f)(g)		49,037
Liabilities in Excess of Other Assets (–0.6%)		(300)
Net Assets (100.0%)		$48,737

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2017.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at September 30, 2017.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(f)  Securities are available for collateral in connection with purchase of a when-issued security, open futures contracts and swap agreements.

(g)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $47,767,000. The aggregate gross unrealized appreciation is approximately $1,424,000 and the aggregate gross unrealized depreciation is approximately $162,000, resulting in net unrealized appreciation of approximately $1,262,000.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PJSC  Public Joint Stock Company.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	27	Dec-17	5,400	$5,824	$(13)
U.S. Treasury 30 yr. Bond	13	Dec-17	1,300	1,987	(33)
U.S. Treasury Ultra Bond	10	Dec-17	1,000	1,651	(26)
Short:
U.S. Treasury 10 yr. Note	13	Dec-17	(1,300)	(1,629)	17
U.S. Treasury 10 yr. Ultra Long Bond	33	Dec-17	(3,300)	(4,433)	53
U.S. Treasury 5 yr. Note	10	Dec-17	(1,000)	(1,175)	8
					$6

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at September 30, 2017:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Barclays Bank PLC Quest Diagnostics, Inc.	BBB+	Buy	1.00%	Quarterly	3/20/19	$200	$(3)	$4	$(7)

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Interest Rate Swap Agreement:

The Fund had the following interest rate swap agreement open at September 30, 2017:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48%	Semi-Annual/ Quarterly	12/21/26	$680	$(12)	$—	$(16)

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	53.4%
Finance	35.5
Utilities	8.7
Short-Term Investments	1.8
Other***	0.6
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2017.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with an underlying face amount of approximately $16,699,000 with net unrealized appreciation of approximately $6,000. Does not include open swap agreements with total unrealized depreciation of approximately $23,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $46,465)	$47,751
Investment in Security of Affiliated Issuer, at Value (Cost $1,286)	1,286
Total Investments in Securities, at Value (Cost $47,751)	49,037
Interest Receivable	416
Receivable for Investments Sold	321
Due from Adviser	66
Receivable for Fund Shares Sold	53
Receivable for Variation Margin on Futures Contracts	11
Premium Paid on Open Swap Agreements	4
Receivable from Affiliate	1
Receivable for Variation Margin on Swap Agreements	1
Other Assets	45
Total Assets	49,955
Liabilities:
Collateral on Securities Loaned, at Value	788
Payable for Investments Purchased	313
Payable for Trustees' Fees and Expenses	27
Payable for Professional Fees	21
Payable for Sub Transfer Agency Fees — Class I	7
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	7
Unrealized Depreciation on Swap Agreements	7
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Administration Fees	3
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Fund Shares Redeemed	2
Other Liabilities	31
Total Liabilities	1,218
Net Assets	$48,737
Net Assets Consist of:
Paid-in-Capital	$55,181
Accumulated Undistributed Net Investment Income	433
Accumulated Net Realized Loss	(8,146)
Unrealized Appreciation (Depreciation) on:
Investments	1,286
Futures Contracts	6
Swap Agreements	(23)
Net Assets	$48,737

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2017 (000)
CLASS I:
Net Assets	$37,993
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,084,654
Net Asset Value, Offering and Redemption Price Per Share	$12.32
CLASS A:
Net Assets	$7,911
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	641,921
Net Asset Value, Redemption Price Per Share	$12.32
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$12.87
CLASS L:
Net Assets	$1,749
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	142,158
Net Asset Value, Offering and Redemption Price Per Share	$12.30
CLASS C:
Net Assets	$1,084
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	88,512
Net Asset Value, Offering and Redemption Price Per Share	$12.25
(1) Including: Securities on Loan, at Value:	$1,376

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,534
Dividends from Security of Affiliated Issuer (Note G)	7
Income from Securities Loaned — Net	5
Total Investment Income	1,546
Expenses:
Advisory Fees (Note B)	164
Professional Fees	136
Registration Fees	53
Sub Transfer Agency Fees — Class I	28
Sub Transfer Agency Fees — Class A	14
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Pricing Fees	40
Administration Fees (Note C)	35
Shareholder Services Fees — Class A (Note D)	19
Distribution and Shareholder Services Fees — Class L (Note D)	9
Distribution and Shareholder Services Fees — Class C (Note D)	4
Shareholder Reporting Fees	26
Custodian Fees (Note F)	19
Transfer Agency Fees — Class I (Note E)	10
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Trustees' Fees and Expenses	4
Other Expenses	26
Total Expenses	595
Waiver of Advisory Fees (Note B)	(164)
Reimbursement of Class Specific Expenses — Class I (Note B)	(38)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Expenses Reimbursed by Adviser (Note B)	(33)
Waiver of Shareholder Services Fees — Class A (Note D)	(8)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	346
Net Investment Income	1,200
Realized Gain (Loss):
Investments Sold	620
Futures Contracts	129
Swap Agreements	(11)
Net Realized Gain	738
Change in Unrealized Appreciation (Depreciation):
Investments	(608)
Futures Contracts	13
Swap Agreements	(14)
Net Change in Unrealized Appreciation (Depreciation)	(609)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	129
Net Increase in Net Assets Resulting from Operations	$1,329

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,200	$1,129
Net Realized Gain	738	2,314
Net Change in Unrealized Appreciation (Depreciation)	(609)	2,386
Net Increase in Net Assets Resulting from Operations	1,329	5,829
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(987)	(954)
Class A:
Net Investment Income	(198)	(59)
Class L:
Net Investment Income	(46)	(51)
Class C:
Net Investment Income	(6)	(1)
Total Distributions	(1,237)	(1,065)
Capital Share Transactions:(1)
Class I:
Subscribed	11,336	3,997
Distributions Reinvested	981	952
Redeemed	(6,291)	(8,505)
Class A:
Subscribed	5,810	6,507
Distributions Reinvested	198	57
Redeemed	(5,019)	(676)
Class L:
Exchanged	—	12
Distributions Reinvested	46	51
Redeemed	(432)	(345)
Class C:
Subscribed	971	211
Distributions Reinvested	5	1
Redeemed	(26)	(104)
Net Increase in Net Assets Resulting from Capital Share Transactions	7,579	2,158
Total Increase in Net Assets	7,671	6,922
Net Assets:
Beginning of Period	41,066	34,144
End of Period (Including Accumulated Undistributed Net Investment Income of $433 and $486)	$48,737	$41,066
(1) Capital Share Transactions:
Class I:
Shares Subscribed	941	357
Shares Issued on Distributions Reinvested	82	86
Shares Redeemed	(524)	(767)
Net Increase (Decrease) in Class I Shares Outstanding	499	(324)
Class A:
Shares Subscribed	483	564
Shares Issued on Distributions Reinvested	16	5
Shares Redeemed	(418)	(59)
Net Increase in Class A Shares Outstanding	81	510
Class L:
Shares Exchanged	—	1
Shares Issued on Distributions Reinvested	4	5
Shares Redeemed	(36)	(32)
Net Decrease in Class L Shares Outstanding	(32)	(26)
Class C:
Shares Subscribed	80	18
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(2)	(9)
Net Increase in Class C Shares Outstanding	78	9

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.33		$10.80		$11.12		$10.53		$10.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34		0.37		0.37		0.38		0.32
Net Realized and Unrealized Gain (Loss)	0.01		1.51		(0.37)		0.53		(0.40)
Total from Investment Operations	0.35		1.88		—		0.91		(0.08)
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.35)		(0.32)		(0.32)		(0.32)
Net Asset Value, End of Period	$12.32		$12.33		$10.80		$11.12		$10.53
Total Return(3)	2.95	%(4)	17.79	%(5)	(0.04)%		8.79%		(0.77)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,993		$31,873		$31,427		$36,598		$36,186
Ratio of Expenses to Average Net Assets(9)	0.70	%(6)	0.69	%(6)	0.70	%(6)	0.70	%(6)	1.18	%(6)(7)
Ratio of Net Investment Income to Average Net Assets(9)	2.85	%(6)	3.28	%(6)	3.33	%(6)	3.47	%(6)	2.91	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	33%		41%		45%		50%		63%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26%		1.28%		1.15%		1.13%		1.21%
Net Investment Income to Average Net Assets	2.29%		2.69%		2.88%		3.04%		2.88%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.10%.

(5)  Performance was positively impacted by approximately 9.01% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.78%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.34		$10.81		$11.12		$10.53		$10.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.30		0.32		0.33		0.34		0.30
Net Realized and Unrealized Gain (Loss)	(0.00	)(3)	1.53		(0.37)		0.53		(0.39)
Total from Investment Operations	0.30		1.85		(0.04)		0.87		(0.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.32)		(0.27)		(0.28)		(0.30)
Net Asset Value, End of Period	$12.32		$12.34		$10.81		$11.12		$10.53
Total Return(4)	2.54	%(5)	17.41	%(6)	(0.37)%		8.43%		(0.83)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,911		$6,916		$544		$405		$1,194
Ratio of Expenses to Average Net Assets(10)	1.05	%(7)	0.99	%(7)	1.05	%(7)	1.05	%(7)	1.34	%(7)(8)
Ratio of Net Investment Income to Average Net Assets(10)	2.50	%(7)	2.78	%(7)	2.98	%(7)	3.12	%(7)	2.76	%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.01%		0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	33%		41%		45%		50%		63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.62%		1.51%		1.88%		1.60%		1.47%
Net Investment Income to Average Net Assets	1.93%		2.26%		2.15%		2.57%		2.63%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.69%.

(6)  Performance was positively impacted by approximately 8.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 8.44%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$12.32		$10.79		$11.11		$10.52		$10.92
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.26		0.30		0.30		0.31		0.26
Net Realized and Unrealized Gain (Loss)	(0.00	)(3)	1.51		(0.37)		0.54		(0.40)
Total from Investment Operations	0.26		1.81		(0.07)		0.85		(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.28)		(0.25)		(0.26)		(0.26)
Net Asset Value, End of Period	$12.30		$12.32		$10.79		$11.11		$10.52
Total Return(4)	2.20	%(5)	17.06	%(6)	(0.65)%		8.15%		(1.28)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,749		$2,151		$2,163		$2,405		$2,649
Ratio of Expenses to Average Net Assets(10)	1.34	%(7)	1.33	%(7)	1.31	%(7)	1.30	%(7)	1.69	%(7)(8)
Ratio of Net Investment Income to Average Net Assets(10)	2.20	%(7)	2.64	%(7)	2.72	%(7)	2.87	%(7)	2.40	%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	33%		41%		45%		50%		63%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.80%		1.75%		1.73%		1.66%		1.70%
Net Investment Income to Average Net Assets	1.74%		2.22%		2.30%		2.51%		2.39%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.84% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.36%.

(6)  Performance was positively impacted by approximately 9.05% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 8.01%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class L shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$12.27		$10.77		$11.21
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.21		0.22		0.10
Net Realized and Unrealized Gain (Loss)	0.00	(4)	1.53		(0.48)
Total from Investment Operations	0.21		1.75		(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.25)		(0.06)
Net Asset Value, End of Period	$12.25		$12.27		$10.77
Total Return(5)	1.81	%(6)	16.47	%(7)	(3.40	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,084		$126		$10
Ratio of Expenses to Average Net Assets(12)	1.80	%(8)	1.79	%(8)	1.80	%(8)(11)
Ratio of Net Investment Income to Average Net Assets(12)	1.71	%(8)	1.90	%(8)	2.25	%(8)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.01%		0.00	%(9)(11)
Portfolio Turnover Rate	33%		41%		45	%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.82%		4.45%		38.20	%(11)
Net Investment Income (Loss) to Average Net Assets	0.69%		(0.76)%		(34.15	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.96%.

(7)  Performance was positively impacted by approximately 8.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 7.62%.

(8)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$271	$—	$271
Corporate Bonds	—	47,123	—	47,123
Total Fixed Income Securities	—	47,394	—	47,394
Short-Term Investments
Investment Company	1,286	—	—	1,286
U.S. Treasury Security	—	357	—	357
Total Short-Term Investments	1,286	357	—	1,643
Futures Contracts	78	—	—	78
Total Assets	1,364	47,751	—	49,115
Liabilities:
Futures Contracts	(72)	—	—	(72)
Credit Default Swap Agreement	—	(7)	—	(7)
Interest Rate Swap Agreement	—	(16)	—	(16)
Total Liabilities	(72)	(23)	—	(95)
Total	$1,292	$47,728	$—	$49,020

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable,

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$78	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(72	)(a)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Credit Risk	(7)
Swap Agreement	Variation Margin on Swap Agreement	Interest Rate Risk	(16	)(a)
Total			$(95)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$129
Credit Risk	Swap Agreements	(3)
Interest Rate Risk	Swap Agreements	(8)
Total		$118
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$13
Credit Risk	Swap Agreements	2
Interest Rate Risk	Swap Agreements	(16)
Total		$(1)

At September 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Swap Agreement	$—	$(7)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$7	$—	$—	$7

For the year ended September 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$12,899,000
Swap Agreements:
Average monthly notional amount	$1,423,000

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,376	(d)	$—	$(1,376	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Fund received cash collateral of approximately $788,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $618,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$788	$—	$—	$—	$788
Total Borrowings	$788	$—	$—	$—	$788
Gross amount of recognized liabilities for securities lending transactions					$788

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments Sold are proceeds from the one-time settlements of class ac-

tion lawsuits involving the Fund's past holdings of approximately $365,000, the impact of which on the Fund's performance is disclosed in the Financial Highlights.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.52% for Class L shares and 1.80% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2017, approximately $164,000 of advisory fees were waived and approximately $75,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Portfolio to the extent it exceeds 0.15% of the average daily net assets of such

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

shares on an annualized basis. For the year ended September 30, 2017, this waiver amounted to approximately $8,000.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $22,633,000 and $13,266,000, respectively. For the year ended September 30, 2017, purchases and sales of long-term U.S. Government securities were $0 and $370,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2017 is as follows:

Affiliated Investment Company	Value September 30, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$3,066	$16,538	$18,318	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2017 (000)
Liquidity Funds	$—	$—	$1,286

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From: Ordinary Income (000)	2016 Distributions Paid From: Ordinary Income (000)
$1,237	$1,065

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and an expired capital loss carryforward, re-

sulted in the following reclassifications among the components of net assets at September 30, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(16)	$44,938	$(44,922)

At September 30, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$433	$—

At September 30, 2017, the Fund had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$8,130	September 30, 2018

Capital loss carryforwards of approximately $44,922,000 expired during the year ended September 30, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $448,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 60.0%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08,

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Corporate Bond Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate Bond Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee was lower than its peer group average but its total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

43

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
1934001 EXP 11.30.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Multi-Asset Income Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	28
Consolidated Statement of Operations	30
Consolidated Statements of Changes in Net Assets	31
Consolidated Financial Highlights	32
Notes to Consolidated Financial Statements	36
Report of Independent Registered Public Accounting Firm	50
Investment Advisory Agreement Approval	51
Federal Tax Notice	53
Privacy Notice	54
Trustee and Officer Information	57

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Multi-Asset Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2017

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Expense Example (unaudited)

Global Multi-Asset Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Multi-Asset Income Portfolio Class I	$1,000.00	$1,061.60	$1,020.41	$4.81	$4.71	0.93%
Global Multi-Asset Income Portfolio Class A	1,000.00	1,058.90	1,018.70	6.55	6.43	1.27
Global Multi-Asset Income Portfolio Class C	1,000.00	1,056.10	1,014.89	10.46	10.25	2.03
Global Multi-Asset Income Portfolio Class IS	1,000.00	1,061.80	1,020.71	4.50	4.41	0.87

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

Global Multi-Asset Income Portfolio

The Global Multi-Asset Income Portfolio's investment objective is to maximize current income and to seek capital appreciation over time.

Performance

For the fiscal year ended September 30, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.24%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays Global Aggregate Index, which returned –1.26%, but underperformed the Customized MSIM Global Allocation Income Index (the "Customized Index", which is comprised of 30% MSCI All Country World Index, 50% Bloomberg Barclays Global Aggregate Index, 5% Dow Jones Brookfield Global Infrastructure Index, 5% FTSE EPRA/NAREIT Developed Index, 5% Barclays Global High Yield Index, and 5% JP Morgan EMBI Global Index), which returned 5.89%.

Factors Affecting Performance1

•  In the 12 months ended September 30, 2017, global equities outperformed bonds and commodities, with the MSCI All Country World Index up +18.7%, the Bloomberg Barclays Global Aggregate Index down –1.3%, and the S&P GSCI Index, a broad index of commodity prices, rising +1.8%.2 (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars [USD].)

•  A benign macroeconomic backdrop and low global interest rates fueled a preference for risk assets in the reporting period. Moderate growth in the U.S., improving growth in Europe, a sustained expansion in Japan and stable growth in China, coupled with low interest rates and muted inflation, provided a supportive environment for global equities, particularly emerging market equities, and the credit sectors of the fixed income markets, including U.S. high yield corporates and emerging market bonds.

•  Global equities rose +18.7% (MSCI All Country World Index, USD) as above-trend global growth, low inflation, and accommodative global central banks helped risky assets rally during the period. U.S. equities performed in line with the MSCI All Country World Index, with the S&P 500 Index up +18.6%. U.S. economic growth data was strong, with an average quarterly gross domestic product (GDP) growth rate of +2.3%.3 In addition, toward the end of the period, optimism rose that the Trump administration would be able to pass pro-growth tax reform. Eurozone equities rose (Euro Stoxx 50 Index +22.8% in euros, +29.1% USD), on strong economic data and declining political risks in the region. The European Central Bank (ECB) gave indications it would start unwinding the quantitative easing (QE) program in 2018. Emerging markets (MSCI Emerging Markets Index +22.5% USD, 21.8% local currency) performed strongly, supported by the lower U.S. dollar (DXY –2.5%), a recovery in commodity prices and stable Chinese data. Japanese equities rose (MSCI Japan Index +27.2% local, +14.1% USD) on improving inflation and economic data, as well as indications of continued central bank support for the economy. Later in September 2017, equities rose over the optimism ahead of a snap election in October, where markets expected a majority win by the ruling coalition.

•  Within bonds, global government yields rose during the period. In the U.S., the 10-year yield rose +74 basis points (bps) to 2.33%, while the 2-year yield rose +72 bps to 1.48%. The Federal Open Market Committee (FOMC) raised the policy rate by an aggregate +75 bps during the period at the December 2016, March 2017 and June 2017 meetings. In addition, the Federal Reserve (Fed) confirmed it would commence balance sheet reduction beginning in October 2017. U.S. credit spreads tightened against a backdrop of strong growth, low volatility and stabilization in oil prices (West Texas Intermediate oil price rose to $52 per

1  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

2  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. Data as of September 30, 2017.

3  U.S. GDP data from the Bureau of Economic Analysis, October 27, 2017.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

barrel by the end of the period). U.S. investment grade credit spreads fell –37 bps to 1.01%, and U.S. high yield spreads fell –133 bps to 3.47%. Elsewhere in developed markets, German 10-year yields rose +58 bps to 0.46% on better economic data in the region and indications the ECB would start unwinding its QE in 2018. Japanese 10-year yields rose +16 bps to +0.07%. The U.K. 10-year yield rose +62 bps to 1.37%, as economic data showed a resilient labor market and accelerating incomes. Brexit negotiations also increasingly suggested a softer approach, which would minimize disruption to the U.K. economy. Emerging sovereign spreads fell –52 bps to 3.08%, as emerging market growth and commodity prices rebounded.

•  Within currencies, the U.S. dollar fell –2.5% on a trade-weighted basis. Trump's failure to implement health care policy at the beginning of 2017 raised doubts about Republicans' ability to pass pro-growth tax and infrastructure policies. In addition, bond markets started pricing in a lower probability of rate hikes as inflation disappointed expectations. Among the strongest gainers versus the USD was the Mexican peso, which rose +6.2%, as the U.S. administration signaled that changes to the North American Free Trade Agreement (NAFTA) might be less dramatic than initially anticipated, and Mexico's central bank took steps to boost the currency, raising rates in March 2017. Energy-sensitive currencies like the Russian ruble (+9.4%), Canadian dollar (+5.3%) and Brazilian real (+3.1%) outperformed USD as Brent oil rallied +17% during this period. In addition, the euro strengthened on the back of encouraging eurozone economic data, and as the ECB gave indications it would start unwinding the QE in 2018.

•  Active positions within equities contributed positively to performance. Overweight positions in eurozone domestically focused equities relative to U.S. equities and eurozone banks relative to eurozone equities were the top contributors, in addition to overweight positions in U.S. banks and U.S. airlines, all hedged. However, these gains were partially offset by losses from underweight positions in global aerospace, China H-shares and global iron ore mining stocks, all relative to global equities. Writing call options on broad global equity market indexes had a significant negative impact on performance.

•  Active positions within fixed income strongly contributed to performance. Underweight positions in U.S. and German 10-year rates and an overweight position in U.S. 10-year inflation breakevens contributed to performance. In addition, a directional overweight position in Brazilian bonds, and an overweight position in Portuguese bonds relative to both German and Italian 10-year bonds contributed to performance. Detractors during the period included an overweight position in Australian 10-year bonds relative to German 10-year bunds.

•  Active positions within high-yielding assets had a negligible impact on performance.

•  Active currency positions (implemented via currency forwards and futures) positively impacted performance. Underweight positions in the Japanese yen relative to U.S. dollar and euro relative to the Czech koruna contributed to performance. Other contributors included overweight positions in the Mexican peso and Turkish lira, both relative to U.S. dollar. These gains were partially offset by losses from overweight positions in oil-sensitive currencies (Norwegian krone, Canadian dollar, and Russian ruble) and in British pound sterling relative to euro.

Management Strategies

•  As of September 30, 2017, the Fund was neutral global equities and underweight global fixed income. We expect the global economic recovery to continue to sustain a steady above-trend pace of growth; however, equity valuations are high, particularly in the U.S. In emerging markets ex-China, the modest post-commodity-boom recovery will likely continue after a five-year slowdown.

•  We are underweight fixed income via U.S. 10-year Treasuries. The U.S. 10-year Treasury yield, currently at 2.23%, is 27 basis points below our estimate of year-end fair value (2.5%). Bond markets are extrapolating recent disappointments in U.S. inflation, and pricing in less than one full rate hike per year in the next three years. In contrast, we expect three Fed hikes before end-2018 — or one every six months — based on extremely easy financial conditions, solid growth in most regions globally, further improvement in the U.S. labor market, and modestly rising inflation (we forecast core personal consumption expenditures at 1.8% by end-2018, 2.0% by end-2019). Elsewhere in fixed

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

income, we hold an overweight position in Greek, Portuguese, and U.S. bonds relative to German bunds, which are expensive given ongoing improvements in global and eurozone growth.

•  We are underweight U.S. equities. U.S. equity valuations are high, trading at 17.8x 12-month forward earnings, more than 30% above the 70-year average. U.S. equities are in the sweet spot of above-trend growth and low inflation; however, we believe that policy hikes and quantitative tightening in 2018 will be a negative catalyst for equities that leads to a liquidity reduction and growth slowdown.

•  We are overweight European Economic and Monetary Union (EMU) equities via domestically oriented stocks and overweight banks. EMU PMIs (Purchasing Managers Indexes) imply growth is running at a 2.5% pace, above the consensus expectation for 2.1-2.2% year-over-year in the second half of 2017. Core inflation also appears to have bottomed in the eurozone, and we expect it to continue trending slowly upward. EMU domestic stocks are 12% undervalued based on relative earnings growth, and we expect EMU domestic earnings per share growth to continue to outpace the U.S. by an additional 4% over the next 12 months. We expect EMU banks to re-rate as profitability normalizes.

•  We are neutral emerging market equities. Chinese growth has been more resilient than expected, but we think a slowdown is still likely in the next six to 12 months. In emerging markets ex-China, valuation is neutral. Structurally, we believe that emerging market economies have entered into a "new normal" phase of slower growth, given declining working age populations, a transition from investment-led to consumption-led growth, declining total factor productivity, and the end of a commodity and credit cycle. Cyclically, emerging market GDP growth is in a recovery phase, mainly driven by China's stimulus from 2015-16 and a recovery in commodity prices. We are overweight Russian stocks relative to a basket of developed market energy stocks. We believe the Russian economy is in the early stages of a recovery with improvement in consumption and investment, and with non-performing loan growth peaking.

•  We are overweight Japanese equities and underweight the yen. We expect Japan's economy to grow at around 1% in 2018, with core inflation accelerating to nearly 1% by the first half of 2018. As the Bank of Japan has effectively capped nominal rates, we expect accelerating inflation to drive depreciation in the yen. On relative price-to-book ratios, Japanese equities are trading at a 56% discount, or 16% below the historical median discount of 48% to U.S. equities.

•  In currencies, we are overweight regional inflation plays in Sweden and the Czech Republic. The Swedish krona remains 15-20% cheap versus fair value and sentiment is neutral. With Swedish growth accelerating and a potential positive output gap, the Riksbank will be forced to tighten policy soon in our view. The Czech economy is growing strongly, and the output gap will likely turn positive in the third quarter 2017. We expect sterling to appreciate by 15%. Sterling is cheap versus the euro, and investors are bearish. We believe the markets have overestimated the potential negative effects of leaving the European Union.

*  Minimum Investment

**  Commenced operations on April 30 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

Performance Compared to the Bloomberg Barclays Global Aggregate Index(1), the Customized MSIM Global Allocation Income Index(2), and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2017 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(5)	5.24%	—	—	2.74%
Fund — Class A Shares w/o sales charges(5)	4.89	—	—	2.38
Fund — Class A Shares with maximum 5.25% sales charges(5)	–0.64	—	—	0.14
Fund — Class C Shares w/o sales charges(6)	4.21	—	—	1.63
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	3.21	—	—	1.63
Fund — Class IS Shares w/o sales charges(5)	5.40	—	—	2.83
Bloomberg Barclays Global Aggregate Index	–1.26	—	—	2.43
Customized MSIM Global Allocation Income Index	5.89	—	—	4.44
Lipper Flexible Portfolio Funds Index	12.17	—	—	5.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays Global Aggregate Index provides a broadbased measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Income Index is comprised of 30% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 50% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% Dow Jones Brookfield Global Infrastructure Index (benchmark that measures the stock performance of companies that exhibit strong infrastructure charateristics), 5% FTSE EPRA/NAREIT Developed Index (benchmark that is designed to reflect stock performance of companies engaged in North American, European, and Asian real estate markets), 5% Bloomberg Barclays Global High Yield Index (benchmark that is a multi currency flagship measure of global high yield debt market), 5% JP Morgan EMBI Global Index (benchmark that tracks returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi sovereign entities). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on April 30, 2015.

(6)  Commenced operations on May 08, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (49.4%)
Agency Fixed Rate Mortgages (3.8%)
United States (3.8%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 2/1/45		$45	$46
Federal National Mortgage Association,
Conventional Pools:
4.50%, 10/1/44 - 11/1/44		43	47
November TBA:
3.50%, 11/1/47 (a)		204	210
October TBA:
3.00%, 10/1/32 (a)		62	64
4.00%, 10/1/47 (a)		140	147
4.50%, 10/1/47 (a)		60	64
			578
Commercial Mortgage-Backed Securities (1.5%)
United States (1.5%)
GS Mortgage Securities Trust,
4.92%, 8/10/46 (b)(c)		70	67
Wells Fargo Commercial Mortgage Trust,
4.24%, 5/15/48 (b)		51	45
WFCG Commercial Mortgage Trust,
1 Month LIBOR + 3.14%, 4.38%, 11/15/29 (b)(c)		40	40
WFRBS Commercial Mortgage Trust,
4.27%, 5/15/45 (b)(c)		40	37
4.63%, 8/15/46 (b)(c)		25	22
5.15%, 9/15/46 (b)(c)		25	24
			235
Corporate Bonds (10.7%)
Australia (0.7%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	50	65
Commonwealth Bank of Australia,
1.75%, 11/7/19 (c)		$25	25
Transurban Finance Co., Pty Ltd.,
4.13%, 2/2/26 (c)		25	26
			116
Belgium (0.2%)
Anheuser-Busch InBev Finance, Inc.,
4.70%, 2/1/36		25	28
Canada (0.2%)
Royal Bank of Canada,
2.75%, 2/1/22		25	25
France (0.3%)
BNP Paribas SA,
5.00%, 1/15/21		50	54
Germany (0.1%)
Deutsche Bank AG,
2.70%, 7/13/20		25	25
	Face Amount (000)		Value (000)
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		$10	$10
Netherlands (0.8%)
ABN Amro Bank N.V.,
3.63%, 10/6/17	EUR	50	59
Cooperatieve Rabobank UA,
3.75%, 11/9/20		50	66
			125
United Kingdom (0.4%)
Barclays Bank PLC,
6.00%, 1/23/18		50	60
United States (7.9%)
Abbott Laboratories,
3.40%, 11/30/23		$25	26
Air Lease Corp.,
2.13%, 1/15/20		25	25
Amazon.com, Inc.,
2.80%, 8/22/24 (c)		25	25
American Express Credit Corp.,
1.88%, 5/3/19		10	10
Apple, Inc.,
2.50%, 2/9/22		50	51
4.45%, 5/6/44		25	27
AT&T, Inc.,
4.13%, 2/17/26		50	51
4.25%, 3/1/27		25	26
Bank of America Corp.,
Series G
3.50%, 4/19/26		25	25
Boston Properties LP,
3.85%, 2/1/23		50	53
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25		25	27
Citigroup, Inc.,
5.50%, 9/13/25		50	56
Discovery Communications LLC,
2.95%, 3/20/23		25	25
General Motors Financial Co., Inc.,
4.30%, 7/13/25		5	5
Goldman Sachs Group, Inc. (The),
6.75%, 10/1/37		50	66
HSBC USA, Inc.,
3.50%, 6/23/24		100	103
JPMorgan Chase & Co.,
3.78%, 2/1/28		25	26
McDonald's Corp.,
MTN
3.38%, 5/26/25		50	51

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Merck & Co., Inc.,
2.80%, 5/18/23		$50	$51
Microsoft Corp.,
1.55%, 8/8/21		25	25
Monongahela Power Co.,
5.40%, 12/15/43 (c)		50	61
MPLX LP,
4.00%, 2/15/25		50	51
NBC Universal Media LLC,
4.38%, 4/1/21		50	54
Omnicom Group, Inc.,
3.63%, 5/1/22		50	52
PepsiCo, Inc.,
1.70%, 10/6/21		25	25
Prudential Financial, Inc.,
MTN
6.63%, 12/1/37		50	67
UnitedHealth Group, Inc.,
2.88%, 3/15/23		25	26
Verizon Communications, Inc.,
3.50%, 11/1/24		25	26
Visa, Inc.,
3.15%, 12/14/25		25	26
Wal-Mart Stores, Inc.,
2.55%, 4/11/23		25	25
Wells Fargo & Co.,
3.00%, 10/23/26		50	49
			1,216
			1,659
Sovereign (28.4%)
Australia (1.0%)
Australia Government Bond,
2.75%, 11/21/27	AUD	120	93
3.25%, 4/21/25		80	65
			158
Austria (0.4%)
Republic of Austria Government Bond,
1.20%, 10/20/25 (c)	EUR	50	63
Belgium (1.5%)
Kingdom of Belgium Government Bond,
0.80%, 6/22/25 (c)		185	226
Canada (1.4%)
Canadian Government Bond,
0.50%, 3/1/22	CAD	95	72
1.50%, 6/1/26		180	138
			210
Denmark (0.1%)
Denmark Government Bond,
0.50%, 11/15/27	DKK	100	16
	Face Amount (000)		Value (000)
France (0.8%)
French Republic Government Bond OAT,
0.50%, 5/25/25	EUR	70	$84
3.25%, 5/25/45		25	39
			123
Germany (3.4%)
Bundesrepublik Deutschland,
1.00%, 8/15/25		113	143
2.50%, 1/4/21		200	260
4.25%, 7/4/39		45	86
4.75%, 7/4/34		15	29
			518
Greece (0.9%)
Hellenic Republic Government Bond,
3.00%, 2/24/23 - 2/24/42 (d)		152	142
Hungary (0.1%)
Hungary Government International Bond,
5.75%, 11/22/23		$20	23
Ireland (0.1%)
Ireland Government Bond,
5.40%, 3/13/25	EUR	10	16
Italy (1.7%)
Italy Buoni Poliennali Del Tesoro,
1.45%, 9/15/22		70	85
2.20%, 6/1/27		45	54
2.35%, 9/15/24 (c)		81	109
5.00%, 9/1/40		10	15
			263
Japan (8.0%)
Japan Government Ten Year Bond,
0.10%, 6/20/26	JPY	2,000	18
0.50%, 9/20/24		40,000	369
1.10%, 6/20/21		21,000	195
1.70%, 6/20/18		31,000	279
Japan Government Thirty Year Bond,
0.30%, 6/20/46		4,900	37
1.70%, 6/20/33		16,400	176
2.00%, 9/20/40		15,000	170
			1,244
Mexico (1.6%)
Mexican Bonos,
Series M
5.75%, 3/5/26	MXN	400	21
6.50%, 6/10/21		2,600	142
7.50%, 6/3/27		1,000	57
Petroleos Mexicanos,
4.88%, 1/18/24		$20	21
6.38%, 1/23/45		10	10
			251
Netherlands (0.5%)
Netherlands Government Bond,
0.25%, 7/15/25 (c)	EUR	70	83

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
Norway (0.1%)
Norway Government Bond,
2.00%, 5/24/23 (c)	NOK	100	$13
Poland (0.1%)
Republic of Poland Government Bond,
4.00%, 10/25/23	PLN	40	12
Portugal (2.1%)
Portugal Obrigacoes do Tesouro OT,
2.88%, 7/21/26 (c)	EUR	134	167
4.13%, 4/14/27 (c)		119	161
			328
Russia (0.5%)
Russian Federal Bond - OFZ,
7.00%, 8/16/23	RUB	4,200	71
South Africa (0.1%)
Republic of South Africa Government Bond,
8.00%, 1/31/30	ZAR	200	13
Spain (1.2%)
Spain Government Bond,
0.40%, 4/30/22	EUR	40	48
1.30%, 10/31/26 (c)		5	6
1.95%, 7/30/30 (c)		60	71
Spain Government Inflation Linked Bond,
1.00%, 11/30/30 (c)		40	49
1.80%, 11/30/24 (c)		10	14
			188
Sweden (0.1%)
Sweden Government Bond,
1.00%, 11/12/26	SEK	70	9
United Kingdom (2.7%)
United Kingdom Gilt,
1.50%, 1/22/21	GBP	30	41
2.75%, 9/7/24		115	172
4.25%, 6/7/32 - 9/7/39		112	206
			419
			4,389
U.S. Treasury Securities (5.0%)
United States (5.0%)
U.S. Treasury Bonds,
2.50%, 2/15/45		$250	233
3.50%, 2/15/39		40	45
U.S. Treasury Notes,
0.38%, 1/15/27		81	80
1.38%, 1/31/21		130	129
1.75%, 4/30/22		80	80
2.13%, 5/15/25		100	99
2.25%, 2/15/27		110	109
			775
Total Fixed Income Securities (Cost $7,385)			7,636
	Shares	Value (000)
Common Stocks (28.1%)
Australia (1.2%)
AGL Energy Ltd.	77	$1
Alumina Ltd.	272	—	@
Amcor Ltd.	130	2
AMP Ltd.	328	1
APA Group	1,120	7
Aristocrat Leisure Ltd.	60	1
ASX Ltd.	21	1
Aurizon Holdings Ltd.	229	1
AusNet Services	1,706	2
Australia & New Zealand Banking Group Ltd.	338	8
Bank of Queensland Ltd.	44	—	@
Bendigo & Adelaide Bank Ltd.	53	1
BHP Billiton Ltd.	349	7
Boral Ltd.	130	1
Brambles Ltd.	178	1
BWP Trust REIT	257	1
Caltex Australia Ltd.	30	1
Challenger Ltd.	64	1
Charter Hall Retail REIT	179	1
CIMIC Group Ltd.	11	—	@
Coca-Cola Amatil Ltd.	64	—	@
Cochlear Ltd.	6	1
Commonwealth Bank of Australia	195	12
Computershare Ltd.	52	1
Cromwell Property Group	784	1
Crown Resorts Ltd.	40	—	@
CSL Ltd.	50	5
Dexus REIT	621	5
Domino's Pizza Enterprises Ltd.	7	—	@
Flight Centre Travel Group Ltd.	6	—	@
Fortescue Metals Group Ltd.	169	1
Goodman Group REIT	1,144	7
GPT Group (The) REIT	1,152	4
Harvey Norman Holdings Ltd.	61	—	@
Healthscope Ltd.	188	—	@
Incitec Pivot Ltd.	188	1
Insurance Australia Group Ltd.	270	1
Investa Office Fund REIT	299	1
James Hardie Industries PLC CDI	50	1
Lend Lease Group REIT	62	1
Macquarie Atlas Roads Group	401	2
Macquarie Group Ltd.	34	2
Medibank Pvt Ltd.	307	1
Mirvac Group REIT	2,374	4
National Australia Bank Ltd.	307	8
Newcrest Mining Ltd.	83	1
Oil Search Ltd.	151	1
Orica Ltd.	42	1
Origin Energy Ltd. (e)	195	1
Qantas Airways Ltd.	54	—	@
QBE Insurance Group Ltd.	160	1
The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Australia (cont'd)
Ramsay Health Care Ltd.	16	$1
REA Group Ltd.	6	—	@
Rio Tinto Ltd.	46	2
Santos Ltd. (e)	200	1
Scentre Group REIT	3,303	10
Seek Ltd.	37	1
Shopping Centres Australasia Property Group REIT	656	1
Sonic Healthcare Ltd.	45	1
South32 Ltd.	580	2
Spark Infrastructure Group	1,496	3
Stockland REIT	1,612	5
Suncorp Group Ltd.	143	1
Sydney Airport	1,111	6
Tabcorp Holdings Ltd.	92	—	@
Tatts Group Ltd.	161	1
Telstra Corp., Ltd.	474	1
TPG Telecom Ltd.	38	—	@
Transurban Group	2,012	19
Treasury Wine Estates Ltd.	82	1
Vicinity Centres REIT	2,115	4
Vocus Group Ltd.	58	—	@
Wesfarmers Ltd.	125	4
Westfield Corp. REIT	1,252	8
Westpac Banking Corp.	384	10
Woodside Petroleum Ltd.	85	2
Woolworths Ltd.	142	3
		189
Austria (0.1%)
BUWOG AG (e)	49	2
CA Immobilien Anlagen AG	38	1
Erste Group Bank AG (e)	138	6
Raiffeisen Bank International AG (e)	58	2
		11
Belgium (0.2%)
Aedifica SA REIT	7	1
Anheuser-Busch InBev N.V.	122	15
Befimmo SA REIT	10	1
Cofinimmo SA REIT	11	1
Elia System Operator SA	26	1
Intervest Offices & Warehouses REIT	8	—	@
KBC Group N.V.	189	16
Leasinvest Real Estate SCA	1	—	@
Warehouses De Pauw CVA	9	1
Wereldhave Belgium	1	—	@
		36
Brazil (0.0%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	300	3
Canada (2.1%)
Alimentation Couche-Tard, Inc., Class B	100	5
ARC Resources Ltd.	100	1
	Shares	Value (000)
Artis Real Estate Investment Trust REIT	100	$1
Bank of Montreal	100	8
Bank of Nova Scotia (The)	200	13
Barrick Gold Corp.	100	2
Blackberry Ltd. (e)	100	1
Brookfield Asset Management, Inc., Class A	100	4
Brookfield Business Partners LP	2	—	@
Cameco Corp.	100	1
Canadian Apartment Properties REIT	100	3
Canadian Imperial Bank of Commerce	100	9
Canadian National Railway Co.	100	8
Canadian Natural Resources Ltd.	200	7
Cenovus Energy, Inc.	100	1
Chartwell Retirement Residences REIT (Units) (f)	100	1
Cominar Real Estate Investment Trust REIT	100	1
Dream Global Real Estate Investment Trust REIT	100	1
Dream Office Real Estate Investment Trust REIT	100	2
Enbridge Income Fund Holdings, Inc.	100	3
Enbridge, Inc.	590	25
Enbridge, Inc.	900	38
Encana Corp.	200	2
First Capital Realty, Inc.	100	2
First Quantum Minerals Ltd.	100	1
Fortis, Inc.	500	18
Goldcorp, Inc.	200	3
H&R Real Estate Investment Trust REIT	200	3
Husky Energy, Inc. (e)	102	1
Hydro One Ltd. (c)	100	2
Imperial Oil Ltd.	100	3
Inter Pipeline Ltd.	400	8
Keyera Corp.	200	6
Magna International, Inc.	100	5
Manulife Financial Corp.	300	6
Pembina Pipeline Corp.	500	18
Potash Corp. of Saskatchewan, Inc.	100	2
Power Corp. of Canada	100	2
PrairieSky Royalty Ltd.	104	3
Pure Industrial Real Estate Trust REIT	100	1
RioCan Real Estate Investment Trust REIT	200	4
Rogers Communications, Inc., Class B	100	5
Royal Bank of Canada	200	15
Shaw Communications, Inc., Class B	100	2
Smart Real Estate Investment Trust REIT	100	2
Sun Life Financial, Inc.	100	4
Suncor Energy, Inc.	200	7
Teck Resources Ltd., Class B	100	2
Toronto-Dominion Bank (The)	100	6
TransCanada Corp.	900	44
Veresen, Inc.	300	4
Westshore Terminals Investment Corp.	100	2
Wheaton Precious Metals Corp.	100	2
		320

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
China (0.1%)
Beijing Capital International Airport Co., Ltd. H Shares (g)	2,000	$3
Beijing Enterprises Holdings Ltd. (g)	500	3
Beijing Enterprises Water Group Ltd. (e)(g)	4,000	3
China Gas Holdings Ltd. (g)	2,000	6
China Merchants Port Holdings Co., Ltd. (g)	20	—	@
Hopewell Highway Infrastructure Ltd. (g)	1,000	1
Jiangsu Expressway Co., Ltd. H Shares (g)	2,000	3
Towngas China Co., Ltd. (e)(g)	1,000	1
Zhejiang Expressway Co., Ltd. (g)	2,000	2
		22
Denmark (0.4%)
AP Moller - Maersk A/S Series B	1	2
Carlsberg A/S Series B	12	1
Chr Hansen Holding A/S	11	1
Coloplast A/S Series B	13	1
Danske Bank A/S	76	3
DONG Energy A/S (c)	16	1
DSV A/S	360	27
Genmab A/S (e)	6	1
ISS A/S	361	15
Novo Nordisk A/S Series B	212	10
Novozymes A/S Series B	26	1
Pandora A/S	13	1
TDC A/S	90	1
Tryg A/S	12	—	@
Vestas Wind Systems A/S	25	2
William Demant Holding A/S (e)	13	1
		68
Finland (0.1%)
Citycon Oyj	209	1
Kone Oyj, Class B	72	4
Nokia Oyj	607	3
Sampo Oyj, Class A	97	5
Technopolis Oyj	75	—	@
UPM-Kymmene Oyj	137	4
		17
France (4.8%)
Accor SA	971	48
Aeroports de Paris (ADP)	67	11
Affine SA REIT	4	—	@
Air Liquide SA	49	7
Airbus SE	71	7
ANF Immobilier REIT	4	—	@
ArcelorMittal (e)	60	2
Atos SE	269	42
AXA SA	221	7
BNP Paribas SA	654	53
Bouygues SA	729	35
Capgemini SE	525	62
Carrefour SA	86	2
	Shares	Value (000)
Cie de Saint-Gobain	763	$45
Cie Generale des Etablissements Michelin	29	4
Credit Agricole SA	681	12
Danone SA	80	6
Engie SA	183	3
Essilor International SA	32	4
Eutelsat Communications SA	154	5
Fonciere Des Regions REIT	19	2
Gecina SA REIT	21	3
Groupe Eurotunnel SE	1,341	16
ICADE REIT	19	2
Kering	11	4
Klepierre SA REIT	110	4
L'Oreal SA	29	6
Legrand SA	52	4
LVMH Moet Hennessy Louis Vuitton SE	32	9
Mercialys SA REIT	22	—	@
Metropole Television SA	56	1
Natixis SA	468	4
Orange SA	241	4
Pernod Ricard SA	32	4
Peugeot SA	3,465	82
Publicis Groupe SA	34	2
Renault SA	29	3
Rexel SA	803	14
Safran SA	52	5
Sanofi	135	13
Schneider Electric SE (e)	69	6
SES SA	393	9
Societe Generale SA	476	28
Sodexo SA	32	4
Television Francaise 1	175	3
TOTAL SA	244	13
Unibail-Rodamco SE REIT	66	16
Valeo SA	45	3
Vinci SA	1,238	118
Vivendi SA	160	4
		741
Germany (1.6%)
Adidas AG	31	7
ADLER Real Estate AG (e)	14	—	@
ADO Properties SA (c)	16	1
Allianz SE (Registered)	50	11
Alstria Office AG REIT	70	1
BASF SE	100	11
Bayer AG (Registered)	91	12
Bayerische Motoren Werke AG	36	4
Commerzbank AG (e)	703	10
Continental AG	14	4
Daimler AG (Registered)	100	8
Deutsche Bank AG (Registered)	172	3
Deutsche Boerse AG	458	50

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Germany (cont'd)
Deutsche EuroShop AG	24	$1
Deutsche Post AG (Registered)	122	5
Deutsche Telekom AG (Registered)	350	6
Deutsche Wohnen AG	177	7
DIC Asset AG	23	—	@
E.ON SE	250	3
Fraport AG Frankfurt Airport Services Worldwide	143	14
Fresenius Medical Care AG & Co., KGaA	31	3
Fresenius SE & Co., KGaA	44	4
Grand City Properties SA	53	1
Hamborner AG REIT	41	—	@
HeidelbergCement AG	31	3
Henkel AG & Co., KGaA	19	2
Henkel AG & Co., KGaA (Preference)	25	3
Infineon Technologies AG	192	5
LEG Immobilien AG	34	3
Linde AG	22	5
Merck KGaA	28	3
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	22	5
Porsche Automobil Holding SE (Preference)	28	2
ProSiebenSat.1 Media SE (Registered)	250	8
RWE AG (e)	75	2
SAP SE	100	11
Siemens AG (Registered)	89	12
Stroeer SE & Co. KGaA	37	2
TAG Immobilien AG	76	1
thyssenkrupp AG	89	3
TLG Immobilien AG	29	1
Uniper SE	25	1
Volkswagen AG (Preference)	17	3
Vonovia SE	300	13
WCM Beteiligungs & Grundbesitz-AG	47	—	@
		254
Greece (0.1%)
Alpha Bank AE (e)	1,352	2
Eurobank Ergasias SA (e)	1,914	2
National Bank of Greece SA (e)	8,011	3
Piraeus Bank SA (e)	382	1
		8
Hong Kong (0.9%)
Champion REIT	10,000	7
CK Asset Holdings Ltd.	1,500	12
Great Eagle Holdings Ltd.	2,017	11
Hanergy Thin Film Power Group Ltd. (e)(h)(i)	2,000	—	@
Hang Lung Group Ltd.	1,000	4
Hang Lung Properties Ltd.	1,000	2
Henderson Land Development Co., Ltd.	1,100	7
Hong Kong & China Gas Co., Ltd.	7,524	14
Hongkong & Shanghai Hotels Ltd. (The)	3,163	5
Hongkong Land Holdings Ltd.	600	4
	Shares	Value (000)
Hopewell Holdings Ltd.	1,500	$6
I-CABLE Communications Ltd. (e)	766	—	@
Johnson Electric Holdings Ltd.	1,500	6
Kerry Properties Ltd.	500	2
Kowloon Development Co., Ltd. REIT	6,000	7
Link REIT	1,000	8
New World Development Co., Ltd.	3,441	5
Sino Land Co., Ltd.	2,019	4
Stella International Holdings Ltd.	1,500	3
Sun Hung Kai Properties Ltd.	1,000	16
Swire Properties Ltd.	600	2
Wharf Holdings Ltd. (The)	1,000	9
		134
Ireland (0.2%)
Bank of Ireland Group PLC (e)	659	5
CRH PLC	392	15
Green PLC REIT	362	1
Hibernia PLC REIT	365	1
Irish Residential Properties PLC REIT	188	—	@
Kerry Group PLC, Class A	30	3
		25
Italy (1.5%)
ACEA SpA	40	1
Assicurazioni Generali SpA	178	3
Atlantia SpA	2,066	65
Beni Stabili SpA SIIQ REIT	560	—	@
Ei Towers SpA	15	1
Enel SpA	941	6
Eni SpA	348	6
Ferrari N.V.	14	2
Fiat Chrysler Automobiles N.V. (e)	132	2
Immobiliare Grande Distribuzione SIIQ SpA	193	—	@
Infrastrutture Wireless Italiane SpA (c)	213	1
Intesa Sanpaolo SpA	464	2
Intesa Sanpaolo SpA	7,998	28
Italgas SpA	529	3
Luxottica Group SpA	37	2
Mediaset SpA (e)	1,592	5
Mediobanca SpA	5,302	57
Rizzoli Corriere Della Sera Mediagroup SpA (e)	11	—	@
Snam SpA	2,602	13
Societa Iniziative Autostradali e Servizi SpA	60	1
Telecom Italia SpA (e)	1,781	2
Terna Rete Elettrica Nazionale SpA	1,255	7
UniCredit SpA (e)	1,119	24
Unione di Banche Italiane SpA	440	2
		233
Japan (0.6%)
Advance Residence Investment Corp. REIT	1	2
AEON Investment Corp. REIT	1	1
Aeon Mall Co., Ltd.	100	2

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Japan (cont'd)
Daiwa House Investment Corp. REIT	1	$2
GLP J-REIT	1	1
Hulic Co., Ltd.	200	2
Invincible Investment Corp. REIT	2	1
Japan Airport Terminal Co., Ltd.	100	4
Japan Excellent, Inc. REIT	1	1
Japan Hotel Investment Corp. REIT	2	1
Japan Real Estate Investment Corp. REIT	1	5
Japan Rental Housing Investments, Inc. REIT	1	1
Japan Retail Fund Investment Corp. REIT	1	2
Mitsubishi Estate Co., Ltd.	1,000	17
Mitsui Fudosan Co., Ltd.	1,000	22
Mori Hills Investment Corp. REIT	1	1
Mori Trust Sogo, Inc. REIT	1	2
Nippon Building Fund, Inc. REIT	1	5
Nippon Prologis, Inc. REIT	1	2
Nomura Real Estate Holdings, Inc.	100	2
Nomura Real Estate Master Fund, Inc. REIT	2	3
NTT Urban Development Corp.	100	1
Orix, Inc. J-REIT	1	1
Premier Investment Corp. REIT	1	1
Sekisui House Residential Investment Corp. REIT	1	1
Tokyo Gas Co., Ltd.	400	10
Tokyo Tatemono Co., Ltd.	100	1
United Urban Investment Corp. REIT	2	3
		97
Netherlands (0.9%)
ABN AMRO Group N.V. CVA (c)	118	4
Aegon N.V.	318	2
Akzo Nobel N.V.	49	4
ASML Holding N.V.	39	7
Eurocommercial Properties N.V. CVA REIT	23	1
Heineken N.V.	39	4
ING Groep N.V.	2,399	44
Koninklijke Ahold Delhaize N.V.	165	3
Koninklijke KPN N.V.	606	2
Koninklijke Philips N.V.	150	6
Koninklijke Vopak N.V.	59	3
Randstad Holding N.V.	652	40
RELX N.V.	211	4
Unilever N.V. CVA	196	12
Vastned Retail N.V. REIT	10	—	@
Wereldhave N.V. REIT	21	1
Wolters Kluwer N.V.	85	4
		141
New Zealand (0.1%)
Auckland International Airport Ltd.	938	4
Contact Energy Ltd.	93	—	@
Fletcher Building Ltd.	88	1
Kiwi Property Group Ltd.	684	1
Mercury NZ Ltd.	90	—	@
	Shares	Value (000)
Meridian Energy Ltd.	167	$—	@
Ryman Healthcare Ltd.	49	—	@
Spark New Zealand Ltd.	232	1
		7
Norway (0.0%)
Entra ASA (c)	50	1
Norwegian Property ASA	87	—	@
		1
Portugal (0.0%)
EDP - Energias de Portugal SA	816	3
Russia (0.8%)
Gazprom PJSC ADR	4,568	19
LUKOIL PJSC ADR	361	19
Magnit PJSC GDR	260	11
MMC Norilsk Nickel PJSC ADR	531	9
Mobile TeleSystems PJSC ADR	400	4
Novatek PJSC (Registered GDR)	75	9
PhosAgro PJSC GDR	99	1
Rosneft Oil Co., PJSC (Registered GDR)	980	6
Rostelecom PJSC ADR	14	—	@
RusHydro PJSC ADR	581	1
Sberbank of Russia PJSC ADR	2,132	30
Severstal PJSC GDR	141	2
Sistema PJSC FC GDR	147	1
Surgutneftegas OJSC ADR	652	3
Tatneft PJSC ADR	138	6
VTB Bank PJSC (Registered GDR)	1,398	3
X5 Retail Group N.V. GDR (e)	84	4
		128
Singapore (0.3%)
Ascendas Real Estate Investment Trust REIT	1,500	3
CapitaLand Commercial Trust REIT	1,300	2
CapitaLand Ltd.	1,700	5
CapitaLand Mall Trust REIT	1,700	3
CDL Hospitality Trusts REIT	300	—	@
City Developments Ltd.	300	3
ComfortDelGro Corp., Ltd.	200	—	@
DBS Group Holdings Ltd.	200	3
Fortune Real Estate Investment Trust REIT	1,000	1
Genting Singapore PLC	700	1
Golden Agri-Resources Ltd.	800	—	@
Hutchison Port Holdings Trust (Units) (f)	5,200	2
Keppel REIT	1,000	1
Keppel Corp., Ltd.	200	1
Mapletree Commercial Trust REIT	1,000	1
Mapletree Industrial Trust REIT	700	1
Mapletree Logistics Trust REIT	800	1
Oversea-Chinese Banking Corp., Ltd.	400	3
SATS Ltd.	100	—	@
Sembcorp Industries Ltd.	100	—	@
Singapore Airlines Ltd.	100	1
Singapore Exchange Ltd.	100	1

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Singapore (cont'd)
Singapore Technologies Engineering Ltd.	200	$1
Singapore Telecommunications Ltd.	900	2
StarHub Ltd.	100	—	@
Suntec Real Estate Investment Trust REIT	1,600	2
United Overseas Bank Ltd.	100	2
UOL Group Ltd.	400	2
Wilmar International Ltd.	200	—	@
Yangzijiang Shipbuilding Holdings Ltd.	200	—	@
		42
Spain (1.4%)
Abertis Infraestructuras SA	524	11
Aena SME SA (c)	66	12
Amadeus IT Group SA, Class A	85	6
Axiare Patrimonio SOCIMI SA REIT	31	1
Banco Bilbao Vizcaya Argentaria SA	4,150	37
Banco de Sabadell SA	3,580	7
Banco Santander SA	8,913	62
Bankia SA	572	3
Bankinter SA	334	3
CaixaBank SA	1,844	9
Cellnex Telecom SA (c)	138	3
Enagas SA	202	6
Ferrovial SA	482	11
Hispania Activos Inmobiliarios SOCIMI SA REIT	48	1
Iberdrola SA	931	7
Industria de Diseno Textil SA	148	6
Inmobiliaria Colonial Socimi SA	124	1
Lar Espana Real Estate Socimi SA REIT	46	—	@
Mediaset Espana Comunicacion SA	444	5
Merlin Properties Socimi SA REIT	174	2
Red Electrica Corp., SA	385	8
Repsol SA	233	4
Telefonica SA	610	7
		212
Sweden (0.1%)
Castellum AB	141	2
D Carnegie & Co. AB (e)	24	—	@
Dios Fastigheter AB	25	—	@
Fabege AB	71	2
Fastighets AB Balder (e)	50	1
Hemfosa Fastigheter AB	50	1
Hufvudstaden AB, Class A	59	1
Klovern AB, Class B	295	—	@
Kungsleden AB	84	1
Pandox AB	28	1
Wallenstam AB, Class B	105	1
Wihlborgs Fastigheter AB	35	1
		11
Switzerland (1.3%)
ABB Ltd. (Registered)	217	5
Adecco Group AG (Registered)	837	65
	Shares	Value (000)
Allreal Holding AG (Registered) (e)	5	$1
Aryzta AG (e)	9	—	@
Baloise Holding AG (Registered)	6	1
Cie Financiere Richemont SA (Registered)	60	6
Credit Suisse Group AG (Registered) (e)	225	4
Dufry AG (Registered) (e)	5	1
EMS-Chemie Holding AG (Registered)	1	1
Flughafen Zurich AG (Registered)	17	4
Geberit AG (Registered)	4	2
Givaudan SA (Registered)	1	2
Idorsia Ltd. (e)	11	—	@
Julius Baer Group Ltd. (e)	26	2
Kuehne + Nagel International AG (Registered)	6	1
LafargeHolcim Ltd. (Registered) (e)	53	3
Lonza Group AG (Registered) (e)	7	2
Mobimo Holding AG (Registered) (e)	3	1
Nestle SA (Registered)	359	30
Novartis AG (Registered)	257	22
Pargesa Holding SA	4	—	@
Partners Group Holding AG	2	1
PSP Swiss Property AG (Registered)	21	2
Roche Holding AG (Genusschein)	81	21
Schindler Holding AG	5	1
Schindler Holding AG (Registered)	2	—	@
SGS SA (Registered)	1	2
Sonova Holding AG (Registered)	6	1
Swatch Group AG (The)	4	2
Swatch Group AG (The) (Registered)	6	1
Swiss Life Holding AG (Registered) (e)	4	1
Swiss Prime Site AG (Registered) (e)	42	4
Swiss Re AG	38	3
Swisscom AG (Registered)	3	2
UBS Group AG (Registered) (e)	423	7
Zurich Insurance Group AG	17	5
		206
United Kingdom (2.4%)
Assura PLC REIT	877	1
AstraZeneca PLC	166	11
Aviva PLC	707	5
BAE Systems PLC	932	8
Barclays PLC	2,356	6
BHP Billiton PLC	312	5
Big Yellow Group PLC REIT	76	1
BP PLC	2,445	16
British American Tobacco PLC	248	16
British Land Co., PLC (The) REIT	548	4
BT Group PLC	1,276	5
Capital & Counties Properties PLC	396	1
Capital & Regional PLC REIT	283	—	@
Compass Group PLC	469	10
Daejan Holdings PLC	3	—	@
Derwent London PLC REIT	53	2

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Diageo PLC	351	$12
Empiric Student Property PLC REIT	269	—	@
Ferguson PLC	107	7
GlaxoSmithKline PLC	633	13
Glencore PLC (e)	1,632	7
Grainger PLC	219	1
Great Portland Estates PLC REIT	174	1
Hammerson PLC REIT	426	3
Hansteen Holdings PLC	396	1
Helical PLC	53	—	@
HSBC Holdings PLC	2,327	23
Imperial Brands PLC	166	7
Intu Properties PLC REIT	467	1
Kennedy Wilson Europe Real Estate PLC	53	1
Land Securities Group PLC REIT	394	5
Lloyds Banking Group PLC	7,870	7
LondonMetric Property PLC REIT	311	1
National Grid PLC	3,946	49
NewRiver PLC REIT	124	1
Next PLC	47	3
Pennon Group PLC	365	4
Primary Health Properties PLC REIT	301	—	@
Prudential PLC	462	11
Reckitt Benckiser Group PLC	103	9
Redefine International PLC	634	—	@
Regional Ltd. REIT (c)	120	—	@
Rio Tinto PLC	186	9
Rolls-Royce Holdings PLC (e)	304	4
Royal Dutch Shell PLC, Class A	957	29
Safestore Holdings PLC REIT	110	1
Schroder Real Estate Investment Trust Ltd. REIT	276	—	@
Segro PLC REIT	442	3
Severn Trent PLC	212	6
Shaftesbury PLC REIT	127	2
Shire PLC	83	4
Target Healthcare Ltd. REIT	128	—	@
Taylor Wimpey PLC	1,417	4
TechnipFMC PLC (e)	1	—	@
Tesco PLC (e)	1,173	3
Tritax Big Box PLC REIT	584	1
Unilever PLC	218	13
UNITE Group PLC (The) REIT	118	1
United Utilities Group PLC	608	7
Vodafone Group PLC	3,442	10
Workspace Group PLC REIT	63	1
WPP PLC	379	7
		363
United States (6.9%)
3M Co.	1	—	@
Abbott Laboratories	3	—	@
AbbVie, Inc.	3	—	@
	Shares	Value (000)
Accenture PLC, Class A	1	$—	@
Activision Blizzard, Inc.	1	—	@
Adobe Systems, Inc. (e)	1	—	@
Advanced Micro Devices, Inc. (e)	2	—	@
Aetna, Inc.	1	—	@
Aflac, Inc.	1	—	@
Agilent Technologies, Inc.	1	—	@
Allergan PLC	1	—	@
Allstate Corp. (The)	1	—	@
Altria Group, Inc.	3	—	@
Amazon.com, Inc. (e)	1	1
American Campus Communities, Inc. REIT	100	5
American Electric Power Co., Inc.	1	—	@
American Express Co.	1	—	@
American Homes 4 Rent, Class A REIT	100	2
American International Group, Inc.	2	—	@
American Tower Corp. REIT	401	55
American Water Works Co., Inc.	200	16
Amgen, Inc.	1	—	@
Amphenol Corp., Class A	1	—	@
Anadarko Petroleum Corp.	1	—	@
Analog Devices, Inc.	1	—	@
Aon PLC	1	—	@
Apache Corp.	1	—	@
Apartment Investment & Management Co., Class A REIT	100	5
Apple Hospitality, Inc. REIT	100	2
Apple, Inc.	9	2
Applied Materials, Inc.	2	—	@
Aqua America, Inc.	200	7
Archer-Daniels-Midland Co.	1	—	@
Arconic, Inc.	1	—	@
AT&T, Inc.	10	1
Atmos Energy Corp.	100	9
Automatic Data Processing, Inc.	1	—	@
AvalonBay Communities, Inc. REIT	100	18
Baker Hughes a GE Co.	1	—	@
Ball Corp.	2	—	@
Bank of America Corp.	1,046	27
Bank of New York Mellon Corp. (The)	2	—	@
Baxter International, Inc.	1	—	@
BB&T Corp.	86	4
Berkshire Hathaway, Inc., Class B (e)	2	1
Best Buy Co., Inc.	1	—	@
Boeing Co. (The)	1	—	@
Boston Properties, Inc. REIT	100	12
Boston Scientific Corp. (e)	3	—	@
Brandywine Realty Trust REIT	100	2
Bristol-Myers Squibb Co.	3	—	@
Brixmor Property Group, Inc. REIT	200	4
Broadcom Ltd.	1	—	@
Cabot Oil & Gas Corp.	1	—	@
Capital One Financial Corp.	622	53

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
United States (cont'd)
Cardinal Health, Inc.	1	$—	@
CarMax, Inc. (e)	1	—	@
Carnival Corp.	1	—	@
Caterpillar, Inc.	1	—	@
CBS Corp., Class B	1	—	@
Celgene Corp. (e)	1	—	@
CenterPoint Energy, Inc.	400	12
CenturyLink, Inc.	2	—	@
Cerner Corp. (e)	1	—	@
Charles Schwab Corp. (The)	2	—	@
Cheniere Energy, Inc. (e)	200	9
Chevron Corp.	3	1
Chubb Ltd.	1	—	@
Cisco Systems, Inc.	8	—	@
CIT Group, Inc.	15	1
Citigroup, Inc.	289	21
Citizens Financial Group, Inc.	53	2
Citrix Systems, Inc. (e)	1	—	@
CME Group, Inc.	1	—	@
Coca-Cola Co. (The)	6	—	@
Cognizant Technology Solutions Corp., Class A	1	—	@
Colgate-Palmolive Co.	2	—	@
Columbia Property Trust, Inc. REIT	100	2
Comcast Corp., Class A	8	—	@
Comerica, Inc.	18	2
Conagra Brands, Inc.	1	—	@
ConocoPhillips	2	—	@
Consolidated Edison, Inc.	301	24
Corning, Inc.	2	—	@
Corporate Office Properties Trust REIT	100	3
Costco Wholesale Corp.	1	—	@
Cousins Properties, Inc. REIT	200	2
Crown Castle International Corp. REIT	301	30
CSX Corp.	2	—	@
CubeSmart REIT	100	3
CVS Health Corp.	2	—	@
Danaher Corp.	1	—	@
DDR Corp. REIT	200	2
Deere & Co.	1	—	@
Delphi Automotive PLC	1	—	@
Delta Air Lines, Inc.	1	—	@
Devon Energy Corp.	1	—	@
DiamondRock Hospitality Co. REIT	100	1
Digital Realty Trust, Inc. REIT	100	12
Discover Financial Services	821	53
DISH Network Corp. (e)	1	—	@
Dollar General Corp.	1	—	@
Dollar Tree, Inc. (e)	1	—	@
Dominion Energy, Inc.	1	—	@
Douglas Emmett, Inc. REIT	100	4
DowDuPont, Inc.	3	—	@
DR Horton, Inc.	1	—	@
	Shares	Value (000)
Duke Energy Corp.	1	$—	@
Duke Realty Corp. REIT	200	6
East West Bancorp, Inc.	15	1
Eaton Corp., PLC	1	—	@
eBay, Inc. (e)	2	—	@
Ecolab, Inc.	1	—	@
Edison International	301	23
Electronic Arts, Inc. (e)	1	—	@
Eli Lilly & Co.	2	—	@
Emerson Electric Co.	1	—	@
Empire State Realty Trust, Inc., Class A REIT	100	2
Enbridge Energy Management LLC (e)	108	2
EnLink Midstream LLC	100	2
EOG Resources, Inc.	1	—	@
Equity Commonwealth REIT (e)	100	3
Equity Residential REIT	201	13
Estee Lauder Cos., Inc. (The), Class A	1	—	@
Eversource Energy	300	18
Exelon Corp.	2	—	@
Express Scripts Holding Co. (e)	1	—	@
Extra Space Storage, Inc. REIT	100	8
Exxon Mobil Corp.	7	1
Facebook, Inc., Class A (e)	4	1
Fastenal Co.	1	—	@
Fidelity National Information Services, Inc.	1	—	@
Fifth Third Bancorp	79	2
First Industrial Realty Trust, Inc. REIT	100	3
First Republic Bank	16	2
Fiserv, Inc. (e)	1	—	@
Ford Motor Co.	7	—	@
Forest City Realty Trust, Inc. REIT	100	3
Fortive Corp.	1	—	@
Franklin Street Properties Corp. REIT	100	1
Freeport-McMoRan, Inc. (e)	2	—	@
Gaming and Leisure Properties, Inc. REIT	100	4
General Electric Co.	14	1
General Mills, Inc.	1	—	@
General Motors Co.	3	—	@
GGP, Inc. REIT	300	6
Gilead Sciences, Inc.	2	—	@
Goldman Sachs Group, Inc. (The)	1	—	@
Gramercy Property Trust REIT	66	2
Halliburton Co.	2	—	@
Hartford Financial Services Group, Inc. (The)	1	—	@
HCA Healthcare, Inc. (e)	1	—	@
HCP, Inc. REIT	201	6
Healthcare Realty Trust, Inc. REIT	100	3
Healthcare Trust of America, Inc., Class A REIT	100	3
Hess Corp.	1	—	@
Hewlett Packard Enterprise Co.	3	—	@
Highwoods Properties, Inc. REIT	100	5
Home Depot, Inc. (The)	2	—	@
Honeywell International, Inc.	1	—	@

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
United States (cont'd)
Hospitality Properties Trust REIT	100	$3
Host Hotels & Resorts, Inc. REIT	400	8
HP, Inc.	3	—	@
Hudson Pacific Properties, Inc. REIT	100	4
Huntington Bancshares, Inc.	117	2
Illinois Tool Works, Inc.	1	—	@
Ingersoll-Rand PLC	1	—	@
Intel Corp.	7	—	@
Intercontinental Exchange, Inc.	1	—	@
International Business Machines Corp.	1	—	@
International Paper Co.	1	—	@
Intuit, Inc.	1	—	@
Investors Real Estate Trust REIT	100	1
JBG SMITH Properties (e)	50	2
Johnson & Johnson	4	1
Johnson Controls International PLC	2	—	@
JPMorgan Chase & Co.	375	36
KeyCorp	116	2
Kilroy Realty Corp. REIT	100	7
Kimberly-Clark Corp.	1	—	@
Kimco Realty Corp. REIT	200	4
Kinder Morgan, Inc.	1,703	33
Kraft Heinz Co. (The)	1	—	@
Kroger Co. (The)	2	—	@
L Brands, Inc.	1	—	@
Las Vegas Sands Corp.	1	—	@
LaSalle Hotel Properties REIT	100	3
Lennar Corp., Class A	1	—	@
Level 3 Communications, Inc. (e)	1	—	@
Lexington Realty Trust REIT	100	1
Liberty Global PLC, Class A (e)	2	—	@
Liberty Property Trust REIT	100	4
Lincoln National Corp.	1	—	@
Lowe's Cos., Inc.	2	—	@
LyondellBasell Industries N.V., Class A	1	—	@
M&T Bank Corp.	14	2
Macerich Co. (The) REIT	100	6
Macy's, Inc.	1	—	@
Marathon Oil Corp.	2	—	@
Marathon Petroleum Corp.	1	—	@
Marriott International, Inc., Class A	1	—	@
Marsh & McLennan Cos., Inc.	1	—	@
Mastercard, Inc., Class A	2	—	@
McDonald's Corp.	1	—	@
Medical Properties Trust, Inc. REIT	200	3
Medtronic PLC	2	—	@
Merck & Co., Inc.	4	—	@
MetLife, Inc.	2	—	@
MGM Resorts International	1	—	@
Microchip Technology, Inc.	1	—	@
Micron Technology, Inc. (e)	2	—	@
Microsoft Corp.	12	1
	Shares	Value (000)
Mid-America Apartment Communities, Inc. REIT	100	$11
Molson Coors Brewing Co., Class B	1	—	@
Mondelez International, Inc., Class A	3	—	@
Monsanto Co.	1	—	@
Monster Beverage Corp. (e)	1	—	@
Motorola Solutions, Inc.	1	—	@
Mylan N.V. (e)	1	—	@
National Oilwell Varco, Inc.	1	—	@
National Retail Properties, Inc. REIT	100	4
Netflix, Inc. (e)	1	—	@
New Jersey Resources Corp.	100	4
New York, Inc. REIT	100	1
Newell Brands, Inc.	1	—	@
Newmont Mining Corp.	1	—	@
NextEra Energy, Inc.	1	—	@
Nielsen Holdings PLC	1	—	@
NIKE, Inc., Class B	2	—	@
NiSource, Inc.	300	8
Noble Energy, Inc.	1	—	@
Norfolk Southern Corp.	1	—	@
Northern Trust Corp.	1	—	@
Nucor Corp.	1	—	@
NVIDIA Corp.	1	—	@
Occidental Petroleum Corp.	1	—	@
Omega Healthcare Investors, Inc. REIT	100	3
Omnicom Group, Inc.	1	—	@
ONEOK, Inc.	200	11
Oracle Corp.	5	—	@
PACCAR, Inc.	1	—	@
Paramount Group, Inc. REIT	100	2
Paychex, Inc.	1	—	@
PayPal Holdings, Inc. (e)	2	—	@
People's United Financial, Inc.	36	1
PepsiCo, Inc.	2	—	@
Pfizer, Inc.	10	1
PG&E Corp.	401	27
Philip Morris International, Inc.	2	—	@
Phillips 66	1	—	@
Physicians Realty Trust REIT	100	2
Piedmont Office Realty Trust, Inc., Class A REIT	100	2
PNC Financial Services Group, Inc. (The)	51	7
PPG Industries, Inc.	1	—	@
PPL Corp.	2	—	@
Praxair, Inc.	1	—	@
Principal Financial Group, Inc.	1	—	@
Procter & Gamble Co. (The)	4	1
Progressive Corp. (The)	1	—	@
Prologis, Inc. REIT	301	19
Prudential Financial, Inc.	1	—	@
Public Service Enterprise Group, Inc.	2	—	@
Public Storage REIT	100	22
QUALCOMM, Inc.	2	—	@
Quality Care Properties, Inc. REIT (e)	40	1

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
United States (cont'd)
Raytheon Co.	1	$—	@
Realty Income Corp. REIT	101	6
Red Hat, Inc. (e)	1	—	@
Regency Centers Corp. REIT	100	6
Regions Financial Corp.	128	2
Retail Opportunity Investments Corp. REIT	100	2
Retail Properties of America, Inc., Class A REIT	100	1
RLJ Lodging Trust REIT	136	3
Ross Stores, Inc.	1	—	@
S&P Global, Inc.	1	—	@
Sabra Health Care, Inc. REIT	28	1
salesforce.com, Inc. (e)	1	—	@
SBA Communications Corp. REIT (e)	100	15
Schlumberger Ltd.	2	—	@
Seagate Technology PLC	1	—	@
Sempra Energy	201	23
Senior Housing Properties Trust REIT	100	2
Signature Bank (e)	6	1
Simon Property Group, Inc. REIT	201	33
SL Green Realty Corp. REIT	100	10
Southern Co. (The)	2	—	@
Spirit Realty Capital, Inc. REIT	200	2
Starbucks Corp.	2	—	@
State Street Corp.	1	—	@
STORE Capital Corp. REIT	100	3
Stryker Corp.	1	—	@
Sunstone Hotel Investors, Inc. REIT	100	2
SunTrust Banks, Inc.	51	3
SVB Financial Group (e)	5	1
Symantec Corp.	1	—	@
Synchrony Financial	1,781	55
Sysco Corp.	1	—	@
T Rowe Price Group, Inc.	1	—	@
Tanger Factory Outlet Centers, Inc. REIT	100	3
Targa Resources Corp.	200	10
Target Corp.	1	—	@
TE Connectivity Ltd.	1	—	@
Texas Instruments, Inc.	2	—	@
Thermo Fisher Scientific, Inc.	1	—	@
Time Warner, Inc.	1	—	@
TJX Cos., Inc. (The)	1	—	@
Travelers Cos., Inc. (The)	1	—	@
Twenty-First Century Fox, Inc., Class A	3	—	@
Tyson Foods, Inc., Class A	1	—	@
UDR, Inc. REIT	100	4
Union Pacific Corp.	1	—	@
United Parcel Service, Inc., Class B	1	—	@
United Technologies Corp.	1	—	@
UnitedHealth Group, Inc.	2	1
US Bancorp	178	10
Valero Energy Corp.	1	—	@
Ventas, Inc. REIT	201	13
	Shares	Value (000)
VEREIT, Inc. REIT	500	$4
Verizon Communications, Inc.	6	—	@
VF Corp.	1	—	@
Viacom, Inc., Class B	1	—	@
Visa, Inc., Class A	3	—	@
Vornado Realty Trust REIT	100	8
Wal-Mart Stores, Inc.	2	—	@
Walgreens Boots Alliance, Inc.	2	—	@
Walt Disney Co. (The)	2	—	@
Washington Prime Group, Inc. REIT	100	1
Waste Management, Inc.	1	—	@
WEC Energy Group, Inc.	1	—	@
Weingarten Realty Investors REIT	100	3
Wells Fargo & Co.	499	28
Welltower, Inc. REIT	201	14
Western Digital Corp.	1	—	@
Weyerhaeuser Co. REIT	2	—	@
Williams Cos., Inc. (The)	602	18
Xenia Hotels & Resorts, Inc. REIT	100	2
Yum! Brands, Inc.	1	—	@
Zions Bancorporation	21	1
Zoetis, Inc.	1	—	@
		1,072
Total Common Stocks (Cost $3,696)		4,344
Investment Companies (8.5%)
United Kingdom (0.0%)
HICL Infrastructure Co., Ltd. (United Kingdom)	1,299	3
Picton Property Income Ltd. (The) REIT (United Kingdom)	289	—	@
		3
United States (8.5%)
Morgan Stanley Institutional Fund Trust — High Yield Portfolio (See Note G)	54,303	551
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Fixed Income Opportunities Portfolio (See Note G)	76,964	762
		1,313
Total Investment Companies (Cost $1,264)		1,316
	No. of Rights
Rights (0.0%)
Singapore (0.0%)
CapitaLand Commercial Trust (e)	216	—	@
Mapletree Logistics Trust (e)	80	—	@
Total Rights (Cost $—)		—	@
Short-Term Investments (14.9%)
Investment Company (12.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,909)	1,908,784	1,909

The accompanying notes are an integral part of the consolidated financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Security (2.5%)
U.S. Treasury Bill,
1.19%, 4/26/18 (j)(k) (Cost $379)	$382	$379
Total Short-Term Investments (Cost $2,288)		2,288
Total Investments (100.9%) (Cost $14,633) (l)(m)		15,584
Liabilities in Excess of Other Assets (-0.9%)		(133)
Net Assets (100.0%)		$15,451

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2017. Maturity date disclosed is the ultimate maturity date.

(e)  Non-income producing security.

(f)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(g)  Security trades on the Hong Kong exchange.

(h)  At September 30, 2017, the Fund held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(i)  Security has been deemed illiquid at September 30, 2017.

(j)  Rate shown is the yield to maturity at September 30, 2017.

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with purchase on a forward commitment basis, foreign currency forward exchange contracts, futures contracts and swap agreements.

(m)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $14,802,000. The aggregate gross unrealized appreciation is approximately $1,169,000 and the aggregate gross unrealized depreciation is approximately $268,000, resulting in net unrealized appreciation of approximately $901,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

GDR  Global Depositary Receipt.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

OJSC  Open Joint Stock Company.

PJSC  Public Joint Stock Company.

REIT  Real Estate Investment Trust.

TBA  To Be Announced.

The accompanying notes are an integral part of the consolidated financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2017:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	AUD	153			$122		10/6/17	$2
Australia and New Zealand Banking Group	MXN	267			$15		10/6/17	(—	@)
Barclays Bank PLC	MXN	3,079			$172		10/6/17	3
Barclays Bank PLC		$2		JPY	250		10/6/17	(—	@)
Citibank NA		$72		EUR	61		10/6/17	(1)
Citibank NA		$2		EUR	1		10/6/17	(—	@)
HSBC Bank PLC	CAD	27			$22		10/6/17	—	@
HSBC Bank PLC	NOK	36			$5		10/6/17	—	@
HSBC Bank PLC		$—	@	CAD	—	@	10/6/17	(—	@)
HSBC Bank PLC		$3		EUR	2		10/6/17	(—	@)
HSBC Bank PLC		$3		EUR	3		10/6/17	(—	@)
HSBC Bank PLC		$4		GBP	3		10/6/17	—	@
HSBC Bank PLC		$10		NZD	14		10/6/17	—	@
HSBC Bank PLC		$44		PLN	156		10/6/17	(1)
JPMorgan Chase Bank NA	GBP	28			$36		10/6/17	(1)
JPMorgan Chase Bank NA	JPY	8,232			$76		10/6/17	3
JPMorgan Chase Bank NA	SEK	300			$37		10/6/17	—	@
JPMorgan Chase Bank NA		$36		EUR	30		10/6/17	(—	@)
JPMorgan Chase Bank NA		$1		MXN	12		10/6/17	(—	@)
JPMorgan Chase Bank NA		$37		NOK	290		10/6/17	(—	@)
JPMorgan Chase Bank NA		$62		SEK	489		10/6/17	(1)
JPMorgan Chase Bank NA		$11		SGD	15		10/6/17	(—	@)
JPMorgan Chase Bank NA		$19		THB	625		10/6/17	(—	@)
State Street Bank and Trust Co.	RUB	3,700			$64		10/6/17	(—	@)
State Street Bank and Trust Co.		$19		MYR	79		10/6/17	—	@
UBS AG	EUR	9			$11		10/6/17	(—	@)
UBS AG	GBP	5			$7		10/6/17	—	@
UBS AG		$54		CHF	52		10/6/17	(1)
UBS AG		$6		DKK	39		10/6/17	(—	@)
UBS AG		$1		ZAR	8		10/6/17	(—	@)
State Street Bank and Trust Co.	KRW	93,150			$81		10/10/17	(—	@)
State Street Bank and Trust Co.		$83		KRW	93,150		10/10/17	(1)
Bank of America NA	EUR	92			$109		11/9/17	(—	@)
Bank of America NA	ILS	9			$3		11/9/17	(—	@)
Bank of America NA	PLN	375			$103		11/9/17	1
Bank of America NA	PLN	37			$10		11/9/17	(—	@)
Bank of America NA		$5		PLN	18		11/9/17	(—	@)
Bank of America NA		$12		PLN	42		11/9/17	(—	@)
Bank of Montreal	HUF	8,791			$34		11/9/17	1
Bank of Montreal		$5		HUF	1,291		11/9/17	(—	@)
Bank of Montreal		$12		HUF	3,013		11/9/17	(—	@)
Bank of Montreal		$3		HUF	882		11/9/17	(—	@)
Barclays Bank PLC	AUD	57			$45		11/9/17	—	@
Barclays Bank PLC	CHF	35			$36		11/9/17	(—	@)
Barclays Bank PLC	EUR	552			$651		11/9/17	(3)
Barclays Bank PLC	EUR	50			$60		11/9/17	1
Barclays Bank PLC	EUR	50			$60		11/9/17	1
Barclays Bank PLC	SGD	47			$34		11/9/17	(—	@)
Barclays Bank PLC	SGD	14			$10		11/9/17	(—	@)
Barclays Bank PLC		$26		EUR	22		11/9/17	—	@
Barclays Bank PLC		$60		GBP	44		11/9/17	(1)
Barclays Bank PLC		$60		GBP	44		11/9/17	(1)
Barclays Bank PLC		$121		GBP	93		11/9/17	4
Barclays Bank PLC		$5		SGD	7		11/9/17	—	@
Barclays Bank PLC		$12		SGD	16		11/9/17	—	@
Citibank NA	AUD	14			$11		11/9/17	—	@
Citibank NA	CZK	237			$11		11/9/17	(—	@)
Citibank NA	EUR	57			$67		11/9/17	(—	@)

The accompanying notes are an integral part of the consolidated financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	EUR	143		$169	11/9/17	$—	@
Citibank NA	EUR	33		$39	11/9/17	(—	@)
Citibank NA	GBP	132		$170	11/9/17	(7)
Citibank NA	ILS	35		$10	11/9/17	—	@
Citibank NA	THB	1,793		$54	11/9/17	—	@
Citibank NA	THB	334		$10	11/9/17	(—	@)
Citibank NA	TRY	36		$10	11/9/17	—	@
Citibank NA	TRY	275		$78	11/9/17	2
Citibank NA	TRY	642		$182	11/9/17	3
Citibank NA		$13	CAD	16	11/9/17	—	@
Citibank NA		$46	EUR	38	11/9/17	(—	@)
Citibank NA		$171	EUR	143	11/9/17	(2)
Citibank NA		$168	GBP	129	11/9/17	5
Citibank NA		$5	THB	169	11/9/17	(—	@)
Citibank NA		$12	THB	394	11/9/17	(—	@)
Citibank NA		$232	TRY	841	11/9/17	1
Commonwealth Bank of Australia	EUR	134		$159	11/9/17	(1)
Commonwealth Bank of Australia		$64	GBP	49	11/9/17	2
Credit Suisse International	ILS	71		$20	11/9/17	(—	@)
Credit Suisse International		$5	GBP	4	11/9/17	—	@
Credit Suisse International		$12	ILS	42	11/9/17	—	@
Credit Suisse International		$5	ILS	18	11/9/17	—	@
Goldman Sachs International	AUD	204		$161	11/9/17	1
Goldman Sachs International	AUD	48		$39	11/9/17	1
Goldman Sachs International	CNH	254		$38	11/9/17	(1)
Goldman Sachs International	CNH	67		$10	11/9/17	(—	@)
Goldman Sachs International	EUR	139		$164	11/9/17	(1)
Goldman Sachs International	EUR	20		$24	11/9/17	(—	@)
Goldman Sachs International	EUR	4		$5	11/9/17	—	@
Goldman Sachs International	EUR	14		$17	11/9/17	—	@
Goldman Sachs International	EUR	19		$23	11/9/17	—	@
Goldman Sachs International	EUR	55		$66	11/9/17	1
Goldman Sachs International	EUR	20		$23	11/9/17	—	@
Goldman Sachs International	HKD	16		$2	11/9/17	—	@
Goldman Sachs International	HKD	45		$6	11/9/17	—	@
Goldman Sachs International	HUF	2,973		$12	11/9/17	—	@
Goldman Sachs International	HUF	2,640		$10	11/9/17	(—	@)
Goldman Sachs International	JPY	1,596		$15	11/9/17	—	@
Goldman Sachs International	JPY	327		$3	11/9/17	—	@
Goldman Sachs International	JPY	1,094		$10	11/9/17	—	@
Goldman Sachs International	JPY	1,508		$14	11/9/17	—	@
Goldman Sachs International		$12	CNH	79	11/9/17	(—	@)
Goldman Sachs International		$5	CNH	34	11/9/17	(—	@)
Goldman Sachs International		$110	EUR	92	11/9/17	(1)
Goldman Sachs International		$14	EUR	11	11/9/17	(—	@)
Goldman Sachs International		$13	EUR	11	11/9/17	(—	@)
Goldman Sachs International		$1	GBP	1	11/9/17	—	@
Goldman Sachs International	ZAR	319		$24	11/9/17	—	@
JPMorgan Chase Bank NA	AUD	21		$16	11/9/17	—	@
JPMorgan Chase Bank NA	AUD	14		$11	11/9/17	—	@
JPMorgan Chase Bank NA	CAD	69		$55	11/9/17	(1)
JPMorgan Chase Bank NA	CAD	138		$109	11/9/17	(1)
JPMorgan Chase Bank NA	CAD	24		$19	11/9/17	(—	@)
JPMorgan Chase Bank NA	CAD	69		$55	11/9/17	(—	@)
JPMorgan Chase Bank NA	JPY	3,384		$31	11/9/17	1
JPMorgan Chase Bank NA	JPY	13,912		$128	11/9/17	4
JPMorgan Chase Bank NA	JPY	3,165		$28	11/9/17	(—	@)
JPMorgan Chase Bank NA	RUB	580		$10	11/9/17	(—	@)
JPMorgan Chase Bank NA		$8	CNY	52	11/9/17	—	@
JPMorgan Chase Bank NA		$13	JPY	1,475	11/9/17	(—	@)

The accompanying notes are an integral part of the consolidated financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA		$40	MXN	729	11/9/17	$	(—	@)
JPMorgan Chase Bank NA		$18	MXN	329	11/9/17		(—	@)
JPMorgan Chase Bank NA		$111	RUB	6,556	11/9/17		2
JPMorgan Chase Bank NA		$56	RUB	3,278	11/9/17		1
JPMorgan Chase Bank NA		$55	RUB	3,278	11/9/17		1
JPMorgan Chase Bank NA		$9	TRY	32	11/9/17		(—	@)
JPMorgan Chase Bank NA		$254	TRY	920	11/9/17		1
JPMorgan Chase Bank NA		$5	ZAR	67	11/9/17		(—	@)
JPMorgan Chase Bank NA		$12	ZAR	156	11/9/17		(—	@)
JPMorgan Chase Bank NA	ZAR	385		$29	11/9/17		—	@
JPMorgan Chase Bank NA	ZAR	135		$10	11/9/17		—	@
State Street Bank and Trust Co.	ARS	315		$17	11/9/17		(1)
State Street Bank and Trust Co.	BRL	694		$219	11/9/17		1
State Street Bank and Trust Co.	BRL	32		$10	11/9/17		(—	@)
State Street Bank and Trust Co.	CLP	25,149		$39	11/9/17		(1)
State Street Bank and Trust Co.	CLP	6,366		$10	11/9/17		—	@
State Street Bank and Trust Co.	COP	57,924		$19	11/9/17		(—	@)
State Street Bank and Trust Co.	EUR	9		$11	11/9/17		(—	@)
State Street Bank and Trust Co.	IDR	966,742		$72	11/9/17		—	@
State Street Bank and Trust Co.	IDR	135,150		$10	11/9/17		(—	@)
State Street Bank and Trust Co.	INR	2,400		$37	11/9/17		1
State Street Bank and Trust Co.	INR	331		$5	11/9/17		—	@
State Street Bank and Trust Co.	INR	655		$10	11/9/17		(—	@)
State Street Bank and Trust Co.	KRW	32,516		$29	11/9/17		—	@
State Street Bank and Trust Co.	KRW	11,458		$10	11/9/17		(—	@)
State Street Bank and Trust Co.	RUB	2,972		$48	11/9/17		(3)
State Street Bank and Trust Co.	TWD	1,123		$37	11/9/17		—	@
State Street Bank and Trust Co.	TWD	304		$10	11/9/17		(—	@)
State Street Bank and Trust Co.		$12	BRL	38	11/9/17		(—	@)
State Street Bank and Trust Co.		$138	BRL	430	11/9/17		(3)
State Street Bank and Trust Co.		$5	BRL	16	11/9/17		—	@
State Street Bank and Trust Co.		$5	CLP	3,198	11/9/17		(—	@)
State Street Bank and Trust Co.		$12	CLP	7,463	11/9/17		(—	@)
State Street Bank and Trust Co.		$5	IDR	68,495	11/9/17		(—	@)
State Street Bank and Trust Co.		$12	IDR	159,823	11/9/17		(—	@)
State Street Bank and Trust Co.		$5	INR	329	11/9/17		(—	@)
State Street Bank and Trust Co.		$12	INR	769	11/9/17		(—	@)
State Street Bank and Trust Co.		$5	INR	308	11/9/17		—	@
State Street Bank and Trust Co.		$5	KRW	5,740	11/9/17		(—	@)
State Street Bank and Trust Co.		$12	KRW	13,393	11/9/17		(—	@)
State Street Bank and Trust Co.		$6	KRW	6,633	11/9/17		—	@
State Street Bank and Trust Co.		$5	MXN	91	11/9/17		(—	@)
State Street Bank and Trust Co.		$12	MXN	212	11/9/17		(—	@)
State Street Bank and Trust Co.		$58	MXN	1,046	11/9/17		(—	@)
State Street Bank and Trust Co.		$5	RUB	304	11/9/17		—	@
State Street Bank and Trust Co.		$12	RUB	709	11/9/17		—	@
State Street Bank and Trust Co.		$5	TWD	153	11/9/17		(—	@)
State Street Bank and Trust Co.		$12	TWD	358	11/9/17		(—	@)
UBS AG	AUD	236		$186	11/9/17		1
UBS AG	CHF	12		$12	11/9/17		(—	@)
UBS AG	CHF	8		$9	11/9/17		(—	@)
UBS AG	DKK	165		$26	11/9/17		(—	@)
UBS AG	EUR	133		$156	11/9/17		(1)
UBS AG	EUR	125		$148	11/9/17		(—	@)
UBS AG	HKD	136		$17	11/9/17		(—	@)
UBS AG	NOK	276		$35	11/9/17		(—	@)
UBS AG	SEK	69		$9	11/9/17		—	@
UBS AG		$12	CAD	15	11/9/17		—	@
UBS AG		$19	EUR	16	11/9/17		(—	@)
UBS AG		$10	NOK	77	11/9/17		(—	@)

The accompanying notes are an integral part of the consolidated financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$47	SEK	385	11/9/17	$—	@
UBS AG		$148	SEK	1,204	11/9/17	—	@
UBS AG		$378	SEK	3,077	11/9/17	1
UBS AG	ZAR	43		$3	11/9/17	—	@
State Street Bank and Trust Co.		$81	KRW	93,150	11/10/17	—	@
Citibank NA	CZK	349		$15	2/1/18	(1)
Citibank NA	CZK	600		$27	2/1/18	(1)
Citibank NA	CZK	278		$13	2/1/18	—	@
Citibank NA	CZK	280		$13	2/1/18	—	@
Citibank NA	EUR	118		$128	2/1/18	(12)
Citibank NA	EUR	135		$147	2/1/18	(14)
Citibank NA	EUR	153		$167	2/1/18	(15)
Citibank NA	EUR	51		$56	2/1/18	(5)
Citibank NA	EUR	52		$57	2/1/18	(5)
Citibank NA	EUR	182		$215	2/1/18	(1)
Citibank NA	EUR	8		$9	2/1/18	(—	@)
Citibank NA		$163	CZK	4,018	2/1/18	21
Citibank NA		$54	CZK	1,339	2/1/18	7
Citibank NA		$56	CZK	1,371	2/1/18	7
Citibank NA		$130	CZK	3,185	2/1/18	16
Citibank NA		$148	CZK	3,641	2/1/18	19
Citibank NA		$19	CZK	406	2/1/18	—	@
Citibank NA		$216	CZK	4,746	2/1/18	1
Citibank NA		$9	EUR	8	2/1/18	—	@
Citibank NA		$11	EUR	9	2/1/18	—	@
Citibank NA		$17	EUR	14	2/1/18	(—	@)
Citibank NA		$5	EUR	4	2/1/18	(—	@)
						$28

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
German Euro BOBL (Germany)	1	Dec-17	100	$155	$(1)
MSCI Emerging Market (United States)	10	Dec-17	1	545	(1)
NIKKEI 225 Index (United States)	4	Dec-17	2	362	20
OMXS 30 (Sweden)	2	Oct-17	— @	40	2
S&P 500 E MINI Index (United States)	7	Dec-17	— @	881	7
TOPIX Index (Japan)	3	Dec-17	30	447	26
U.S. Treasury 10 yr. Note (United States)	5	Dec-17	500	626	(7)
U.S. Treasury 2 yr. Note (United States)	3	Dec-17	600	647	(2)
Short:
Brent Crude Futures (United Kingdom)	1	Oct-17	(1)	(57)	1
Euro Stoxx 50 Index (Germany)	3	Dec-17	(— @)	(127)	(2)
German Euro BTP (Germany)	1	Dec-17	(100)	(159)	— @
German Euro Bund (Germany)	7	Dec-17	(700)	(1,332)	10
U.S. Treasury 10 yr. Note (United States)	2	Dec-17	(200)	(251)	3
U.S. Treasury 5 yr. Note (United States)	6	Dec-17	(600)	(705)	6
					$62

The accompanying notes are an integral part of the consolidated financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at September 30, 2017:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
Morgan Stanley & Co., LLC* CDX.NA.HY.27	NR	Sell	5.00%	Quarterly	12/20/21		$37	$3	$1	$2
Morgan Stanley & Co., LLC* ITRAXX.XO.27	NR	Sell	5.00	Quarterly	6/20/22	EUR	138	21	14	7
							$175	$24	$15	$9

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2017:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)		Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase 3 Month Quarterly/ Bank NA	KORIBOR	Pay	1.83%	Quarterly	6/14/27	KRW	73,000	$(1)		$—	$(1)
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.11	Semi-Annual	8/7/22	CZK	737	—	@	—	—	@
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.12	Semi-Annual	8/7/22		6,349	3		—	3
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.06	Semi-Annual	8/8/22		1,788	1		—	1
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.07	Semi-Annual	8/14/22		1,781	1		—	1
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.07	Semi-Annual	8/14/22		1,781	1		—	1
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.06	Semi-Annual	8/15/22		1,780	1		—	1
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.09	Semi-Annual	8/15/22		3,671	2		—	2
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.12	Semi-Annual	8/22/22		899	—	@	—	—	@
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.10	Semi-Annual	8/23/22		1,798	1		—	1
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.10	Semi-Annual	8/23/22		1,798	1		—	1
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.10	Semi-Annual	8/23/22		1,798	1		—	1
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.12	Semi-Annual	8/24/22		1,798	1		—	1
Morgan Stanley & 6 Month Annual/ Co., LLC*	PRIBOR	Receive	1.12	Semi-Annual	8/24/22		815	—	@	—	—	@
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.28	Quarterly	12/8/26		$116	(1)		—	(1)
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.48	Quarterly	12/21/26		77	(2)		—	(2)
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.59	Quarterly	12/8/46		16	(—	@)	—	(—	@)
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.74	Quarterly	12/21/46		32	(1)		—	(1)
Morgan Stanley & 3 Month Semi-Annual/ Co., LLC*	LIBOR	Receive	2.48	Quarterly	5/23/47		30	—	@	—	—	@
							$100,063	$8		$—	$8

The accompanying notes are an integral part of the consolidated financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2017:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	3/15/18	$107	$5	$—	$5
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR minus 0.10%	Quarterly	3/15/18	28	1	—	1
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR minus 0.10%	Quarterly	3/15/18	27	1	—	1
JPMorgan Chase Bank NA	BNP European Staples Index††	Pay	3 Month USD LIBOR plus 0.13%	Quarterly	7/17/18	112	(2)	—	(2)
JPMorgan Chase Bank NA	MSCI World Energy Equipment & Services	Pay	3 Month USD LIBOR plus 0.05%	Quarterly	9/6/18	120	(11)	—	(11)
						$394	$(6)	$—	$(6)

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with JPM Custom China Tier 2 Banks Index as of September 30, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom China Tier 2 Banks Index
Bank of Communications Co., Ltd.	230,551	$1,314	12.65%
China CITIC Bank Corp., Ltd.	743,160	3,686	35.48
China Everbright Bank Co., Ltd.	57,105	206	1.99
China Merchants Bank Co., Ltd.	131,691	3,615	34.80
China Minsheng Banking Corp., Ltd.	165,248	1,183	11.39
Chongqing Rural Commercial Bank Co., Ltd.	77,532	384	3.69
		$10,388	100.00%

The following table represents the equity basket holdings underlying the total return swap with BNP European Staples Index as of September 30, 2017.

Security Description	Shares	Value (000)	Index Weight
BNP European Staples Index
Anheuser-Busch InBev SA	69,961	$7,087	8.21%
Associated British Foods PLC	32,052	102,342	1.35
Barry Callebaut AG	203	301	0.31
Beiersdorf AG	9,390	855	0.99
British American Tobacco PLC	172,978	808,153	10.63
Carlsberg A/S	9,952	6,857	1.07
Carrefour SA	53,431	913	1.06
Casino Guichard Perrachon SA	5,244	263	0.31
CECONOMY AG	16,826	168	0.19
Chocoladefabriken Lindt & Spruengli AG	9	604	0.61
Chocoladefabriken Lindt & Spruengli AG	94	519	0.53
Coca-Cola European Partners PLC	20,250	718	0.83
Coca-Cola HBC AG	16,739	42,266	0.56
Colruyt SA	5,611	243	0.28
Danone SA	54,517	3,618	4.19
Diageo PLC	232,819	571,105	7.51
Distribuidora Internacional de Alimentac	58,467	289	0.33
Essity AB	56,520	12,525	1.51
Heineken Holding N.V.	9,364	744	0.86
Heineken N.V.	21,438	1,793	2.08
Henkel AG & Co., KGaA	16,543	1,905	2.21
Henkel AG & Co., KGaA	9,649	993	1.15
ICA Gruppen AB	7,519	2,302	0.28

The accompanying notes are an integral part of the consolidated financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Security Description	Shares	Value (000)	Index Weight
BNP European Staples Index (cont'd)
Imperial Brands PLC	88,701	$282,424	3.71%
J Sainsbury PLC	151,841	36,123	0.48
Jeronimo Martins SGPS SA	23,480	392	0.45
Kerry Group PLC	14,795	1,203	1.39
Koninklijke Ahold Delhaize N.V.	121,876	1,928	2.23
L'Oreal SA	23,493	4,226	4.90
Marine Harvest ASA	35,710	5,624	0.69
METRO AG	16,826	301	0.35
Nestle SA	126,608	10,268	10.40
Orkla ASA	74,904	6,120	0.75
Pernod Ricard SA	19,721	2,308	2.67
Reckitt Benckiser Group PLC	61,558	419,395	5.51
Remy Cointreau SA	2,071	208	0.24
Swedish Match AB	17,513	5,003	0.60
Tate & Lyle PLC	42,755	27,727	0.36
Tesco PLC	763,910	142,966	1.88
Unilever N.V.	152,816	7,647	8.86
Unilever PLC	120,520	520,526	6.84
Wm Morrison Supermarkets PLC	208,285	48,760	0.64
Total		$3,089,712	100.00%

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR    Not rated.

KORIBOR  Korea Interbank Offered Rate.

LIBOR    London Interbank Offered Rate.

PRIBOR    Prague Interbank Offered Rate.

ARS  —  Argentine Peso

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Other**	33.1%
Sovereign	28.2
Short-Term Investments	14.7
Corporate Bonds	10.6
Investment Companies	8.4
U.S. Treasury Securities	5.0
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $6,334,000 with net unrealized appreciation of approximately $62,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $28,000 and does not include open swap agreements with net unrealized appreciation of approximately $11,000.

The accompanying notes are an integral part of the consolidated financial statements.
27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Global Multi-Asset Income Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $11,463)	$12,362
Investment in Security of Affiliated Issuer, at Value (Cost $3,170)	3,222
Total Investments in Securities, at Value (Cost $14,633)	15,584
Foreign Currency, at Value (Cost $24)	25
Receivable for Investments Sold	459
Receivable for Variation Margin on Futures Contracts	179
Due from Adviser	154
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	117
Interest Receivable	53
Unrealized Appreciation on Swap Agreements	7
Dividends Receivable	7
Tax Reclaim Receivable	4
Receivable from Affiliate	1
Receivable for Variation Margin on Swap Agreements	1
Other Assets	39
Total Assets	16,630
Liabilities:
Payable for Investments Purchased	934
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	89
Payable for Custodian Fees	70
Payable for Professional Fees	19
Unrealized Depreciation on Swap Agreements	14
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Other Liabilities	48
Total Liabilities	1,179
Net Assets	$15,451
Net Assets Consist of:
Paid-in-Capital	$15,056
Distributions in Excess of Net Investment Income	(240)
Accumulated Net Realized Loss	(418)
Unrealized Appreciation (Depreciation) on:
Investments	899
Investments in Affiliates	52
Futures Contracts	62
Swap Agreements	11
Foreign Currency Forward Exchange Contracts	28
Foreign Currency Translations	1
Net Assets	$15,451

The accompanying notes are an integral part of the consolidated financial statements.
28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Global Multi-Asset Income Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2017 (000)
CLASS I:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.25
CLASS A:
Net Assets	$77
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	7,490
Net Asset Value, Redemption Price Per Share	$10.23
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$10.80
CLASS C:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.19
CLASS IS:
Net Assets	$15,354
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,497,000
Net Asset Value, Offering and Redemption Price Per Share	$10.26

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Global Multi-Asset Income Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$185
Dividends from Securities of Unaffiliated Issuers (Net of $12 of Foreign Taxes Withheld)	150
Dividends from Securities of Affiliated Issuer (Note G)	89
Total Investment Income	424
Expenses:
Custodian Fees (Note F)	205
Professional Fees	194
Advisory Fees (Note B)	96
Pricing Fees	81
Registration Fees	48
Shareholder Reporting Fees	24
Administration Fees (Note C)	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	4
Organization Costs for Subsidiary	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	27
Total Expenses	702
Expenses Reimbursed by Adviser (Note B)	(464)
Waiver of Advisory Fees (Note B)	(96)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Net Expenses	130
Net Investment Income	294
Realized Gain (Loss):
Investments Sold (Net of $6 of Capital Gain Country Tax)	(30)
Investments in Affiliates	(8)
Foreign Currency Forward Exchange Contracts	(131)
Foreign Currency Transactions	2
Futures Contracts	302
Options Written	(194)
Swap Agreements	(127)
Net Realized Loss	(186)
Change in Unrealized Appreciation (Depreciation):
Investments	596
Investments in Affiliates	35
Foreign Currency Forward Exchange Contracts	18
Foreign Currency Translations	1
Futures Contracts	48
Swap Agreements	(25)
Options Written	4
Net Change in Unrealized Appreciation (Depreciation)	677
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	491
Net Increase in Net Assets Resulting from Operations	$785

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Global Multi-Asset Income Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)		Year Ended September 30, 2016* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$294		$240
Net Realized Loss	(186)		(241)
Net Change in Unrealized Appreciation (Depreciation)	677		1,165
Net Increase in Net Assets Resulting from Operations	785		1,164
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(—	@)	(— @)
Class A:
Net Investment Income	(1)		(1)
Class C:
Net Investment Income	(—	@)	(— @)
Class IS:
Net Investment Income	(246)		(307)
Total Distributions	(247)		(308)
Capital Share Transactions: (1)
Class A:
Subscribed	—		25
Distributions Reinvested	—	@	1
Net Increase in Net Assets Resulting from Capital Share Transactions	—	@	26
Total Increase in Net Assets	538		882
Net Assets:
Beginning of Period	14,913		14,031
End of Period (Including Distributions in Excess of Net Investment Income of $(240) and $(29))	$15,451		$14,913
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—		3
Shares Issued on Distributions Reinvested	—	@@	— @@
Net Increase in Class A Shares Outstanding	—	@@	3

*  Not consolidated.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Financial Highlights

Global Multi-Asset Income Portfolio

	Class I
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$9.90		$9.33		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.19		0.15		0.07
Net Realized and Unrealized Gain (Loss)	0.32		0.62		(0.71)
Total from Investment Operations	0.51		0.77		(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.20)		(0.03)
Net Asset Value, End of Period	$10.25		$9.90		$9.33
Total Return(5)	5.24%		8.39%		(6.42	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10		$9
Ratio of Expenses to Average Net Assets(9)	0.93	%(6)	0.92	%(6)	0.93	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.92	%(6)	1.62	%(6)	1.72	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.03%		0.01	%(8)
Portfolio Turnover Rate	218%		236%		139	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	28.13%		6.73%		20.20	%(8)
Net Investment Loss to Average Net Assets	(25.28)%		(4.19)%		(17.55	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Financial Highlights

Global Multi-Asset Income Portfolio

	Class A
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$9.88		$9.32		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.16		0.12		0.04
Net Realized and Unrealized Gain (Loss)	0.32		0.61		(0.69)
Total from Investment Operations	0.48		0.73		(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.17)		(0.03)
Net Asset Value, End of Period	$10.23		$9.88		$9.32
Total Return(5)	4.89%		8.10%		(6.64	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$77		$73		$44
Ratio of Expenses to Average Net Assets(9)	1.27	%(6)	1.26	%(6)	1.27	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.59	%(6)	1.27	%(6)	1.02	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%		0.04%		0.01	%(8)
Portfolio Turnover Rate	218%		236%		139	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.12%		4.74%		12.75	%(8)
Net Investment Loss to Average Net Assets	(5.26)%		(2.21)%		(10.46	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Financial Highlights

Global Multi-Asset Income Portfolio

	Class C
	Year Ended September 30,				Period from May 8, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$9.84		$9.30		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.08		0.04		0.02
Net Realized and Unrealized Gain (Loss)	0.33		0.61		(0.71)
Total from Investment Operations	0.41		0.65		(0.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.11)		(0.01)
Net Asset Value, End of Period	$10.19		$9.84		$9.30
Total Return(5)	4.21%		7.11%		(6.86	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10		$9
Ratio of Expenses to Average Net Assets(9)	2.03	%(6)	2.02	%(6)	2.03	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.80	%(6)	0.41	%(6)	0.56	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.03%		0.01	%(8)
Portfolio Turnover Rate	218%		236%		139	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	26.46%		14.16%		21.28	%(8)
Net Investment Loss to Average Net Assets	(23.63)%		(11.73)%		(18.68	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.
The accompanying notes are an integral part of the consolidated financial statements.
34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Financial Highlights

Global Multi-Asset Income Portfolio

	Class IS
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$9.90		$9.33		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.20		0.16		0.07
Net Realized and Unrealized Gain (Loss)	0.32		0.61		(0.71)
Total from Investment Operations	0.52		0.77		(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.20)		(0.03)
Net Asset Value, End of Period	$10.26		$9.90		$9.33
Total Return(5)	5.40%		8.44%		(6.41	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,354		$14,820		$13,969
Ratio of Expenses to Average Net Assets(9)	0.87	%(6)	0.86	%(6)	0.87	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	2.00	%(6)	1.68	%(6)	1.76	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%		0.04%		0.01	%(8)
Portfolio Turnover Rate	218%		236%		139	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.70%		3.99%		5.97	%(8)
Net Investment Loss to Average Net Assets	(1.83)%		(1.45)%		(3.34	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.
35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Global Multi-Asset Income Portfolio. The Fund seeks to maximize current income and to seek capital appreciation over time. The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

Effective October 3, 2016, the Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Multi-Asset Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of September 30, 2017, the Subsidiary represented approximately $693,000 or approximately 4.49% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (9) in-

vestments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—		$578	$—	$578
Commercial Mortgage-Backed Securities	—		235	—	235
Corporate Bonds	—		1,659	—	1,659
Sovereign	—		4,389	—	4,389
U.S. Treasury Securities	—		775	—	775
Total Fixed Income Securities	—		7,636	—	7,636
Common Stocks
Aerospace & Defense	25		—	—	25
Air Freight & Logistics	5		—	—	5
Airlines	1		—	—	1
Auto Components	16		—	—	16
Automobiles	106		—	—	106
Banks	750		—	—	750
Beverages	37		—	—	37
Biotechnology	10		—	—	10
Building Products	47		—	—	47
Capital Markets	79		—	—	79
Chemicals	37		—	—	37
Commercial Services & Supplies	16		—	—	16
Communications Equipment	3		—	—	3
Construction & Engineering	164		—	—	164
Construction Materials	24		—	—	24
Consumer Finance	161		—	—	161
Containers & Packaging	2		—	—	2
Diversified Financial Services	3		—	—	3
Diversified Telecommunication Services	39		—	—	39
Electric Utilities	127		—	—	127
Electrical Equipment	23		—	—	23
Electronic Equipment, Instruments & Components	—	@	—	—	—	@
Energy Equipment & Services	—	@	—	—	—	@
Equity Real Estate Investment Trusts (REITs)	685		—	—	685
Food & Staples Retailing	35		—	—	35

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Food Products	$39		$—	$—		$39
Gas Utilities	54		—	—		54
Health Care Equipment & Supplies	14		—	—		14
Health Care Providers & Services	11		—	—		11
Health Care Technology	—	@	—	—		—	@
Hotels, Restaurants & Leisure	71		—	—		71
Household Durables	4		—	—		4
Household Products	15		—	—		15
Independent Power and Renewable Electricity Producers	1		—	—		1
Industrial Conglomerates	23		—	—		23
Information Technology Services	111		—	—		111
Insurance	75		—	—		75
Internet & Direct Marketing Retail	1		—	—		1
Internet Software & Services	1		—	—		1
Life Sciences Tools & Services	2		—	—		2
Machinery	5		—	—		5
Marine	3		—	—		3
Media	53		—	—		53
Metals & Mining	60		—	—		60
Multi-Line Retail	3		—	—		3
Multi-Utilities	126		—	—		126
Oil, Gas & Consumable Fuels	417		—	—		417
Paper & Forest Products	4		—	—		4
Personal Products	31		—	—		31
Pharmaceuticals	107		—	—		107
Professional Services	116		—	—		116
Real Estate Management & Development	205		—	—		205
Road & Rail	36		—	—		36
Semiconductors & Semiconductor Equipment	12		—	—	@	12
Software	12		—	—		12
Specialty Retail	7		—	—		7
Tech Hardware, Storage & Peripherals	3		—	—		3
Textiles, Apparel & Luxury Goods	35		—	—		35
Tobacco	23		—	—		23
Trading Companies & Distributors	21		—	—		21
Transportation Infrastructure	182		—	—		182
Water Utilities	46		—	—		46
Wireless Telecommunication Services	20		—	—		20
Total Common Stocks	4,344		—	—	@	4,344
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Investment Companies	$1,316	$—	$—		$1,316
Rights	—	— @	—		— @
Short-Term Investments
Investment Company	1,909	—	—		1,909
U.S. Treasury Security	—	379	—		379
Total Short-Term Investments	1,909	379	—		2,288
Foreign Currency Forward Exchange Contracts	—	117	—		117
Futures Contracts	75	—	—		75
Credit Default Swap Agreements	—	9	—		9
Interest Rate Swap Agreements	—	13	—		13
Total Return Swap Agreements	—	7	—		7
Total Assets	7,644	8,161	—		15,805
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(89)	—		(89)
Futures Contracts	(13)	—	—		(13)
Interest Rate Swap Agreements	—	(5)	—		(5)
Total Return Swap Agreements	—	(13)	—		(13)
Total Liabilities	(13)	(107)	—		(120)
Total	$7,631	$8,054	$—	@	$15,685

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance		$—	@
Purchases		—
Sales		—
Amortization of discount		—
Transfers in		—
Transfers out		—
Corporate actions		—
Change in unrealized appreciation (depreciation)		(—	@)
Realized gains (losses)		—
Ending Balance		$—	@
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2017	$	(—	@)

@  Value is less than $500.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund's exposure to the underlying instrument. Writing call options tend to decrease the Fund's exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Fund bears the risk that the

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of September 30, 2017, the Fund did not have any outstanding purchased or written options.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2017.

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$117
Futures Contract	Variation Margin on Futures Contracts	Commodity Risk	1	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	55	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	19	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	7
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	9	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	13	(a)
Total			$221
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(89)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(3	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(10	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(13)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(1)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(4	)(a)
Total			$(120)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$2 (b)
Equity Risk	Options Written	(194)
Currency Risk	Foreign Currency Forward Exchange Contracts	(131)
Commodity Risk	Futures Contracts	(27)
Equity Risk	Futures Contracts	283
Interest Rate Risk	Futures Contracts	46
Credit Risk	Swap Agreements	33
Equity Risk	Swap Agreements	(17)
Interest Rate Risk	Swap Agreements	(143)
Total		$(148)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Written	$4
Currency Risk	Foreign Currency Forward Exchange Contracts	18
Commodity Risk	Futures Contracts	(5)
Equity Risk	Futures Contracts	42
Interest Rate Risk	Futures Contracts	11
Equity Risk	Swap Agreements	(1)
Credit Risk	Swap Agreements	— @
Interest Rate Risk	Swap Agreements	(24)
Total		$45

(b) Amounts are included in Investments in the Consolidated Statement of Operations

@ Value is less than $500.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

At September 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(c)	Assets(d) (000)	Liabilities(d) (000)
Foreign Currency Forward Exchange Contracts	$117	$(89)
Swap Agreements	7	(14)
Total	$124	$(103)

(c) Excludes exchange traded derivatives.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$2		$	(— @)	$—	$2
Bank of America NA	1			(— @)	—	1
Bank of Montreal	1			(— @)	—	1
Barclays Bank PLC	9			(5)	—	4
Citibank NA	82			(64)	—	18
Commonwealth Bank of Australia	2			(1)	—	1
Credit Suisse International	—	@		(— @)	—	0
Goldman Sachs International	3			(3)	—	0
HSBC Bank PLC	—	@		(— @)	—	0
JPMorgan Chase Bank NA	20			(18)	—	2
State Street Bank and Trust Co.	2			(2)	—	0
UBS AG	2			(2)	—	0
Total	$124			$(95)	$—	$29
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$—	@	$	(— @)	$—	$0
Bank of America NA	—	@		(— @)	—	0
Bank of Montreal	—	@		(— @)	—	0
Barclays Bank PLC	5			(5)	—	0
Citibank NA	64			(64)	—	0
Commonwealth Bank of Australia	1			(1)	—	0
Credit Suisse International	—	@		(— @)	—	0
Goldman Sachs International	3			(3)	—	0
HSBC Bank PLC	1			(— @)	—	1
JPMorgan Chase Bank NA	18			(18)	—	0
State Street Bank and Trust Co.	9			(2)	—	7
UBS AG	2			(2)	—	0
Total	$103			$(95)	$—	$8

@ Amount is less than $500.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

For the year ended September 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$9,508,000
Futures Contracts:
Average monthly original value	$9,641,000
Swap Agreements:
Average monthly notional amount	$2,263,000
Options Purchased:
Average monthly notional amount	—	@@
Options Written:
Average monthly notional amount	3,000

@@ Amount is less than 500.

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.65% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2017, approximately $96,000 of advisory fees were waived and approximately $472,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $11,999,000 and $12,771,000, respectively. For the year ended September 30, 2017, purchases and sales of long-term U.S. Government securities were approximately $16,561,000 and $16,739,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

The Fund invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Fixed Income Opportunities Portfolio ("Emerging Markets Fixed Income Opportunities Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Fixed Income Opportunities Portfolio. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Emerging Markets Fixed Income Opportunities Portfolio. The Emerging Markets Fixed Income Opportunities Portfolio has a cost basis of approximately $711,000 at September 30, 2017.

The Fund invests in Morgan Stanley Institutional Fund Trust — High Yield Portfolio ("High Yield Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the High Yield Portfolio. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the High Yield Portfolio. The High Yield Portfolio has a cost basis of approximately $550,000 at September 30, 2017.

47

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

A summary of the Fund's transactions in share of the affiliated investments companies during the year ended September 30, 2017 are as follows:

Affiliated Investment Company	Value September 30, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,103	$10,649	$9,843	$9
Emerging Markets Fixed Income Opportunities Portfolio	747	—	—	42
High Yield Portfolio	690	—	150	38
	$2,540	$10,649	$9,993	$89
Affiliated Investment Company (cont'd)	Realized Loss (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2017 (000)
Liquidity Funds	$—	$—	$1,909
Emerging Markets Fixed Income Opportunities Portfolio	—	15	762
High Yield Portfolio	(8)	20	551
	$(8)	$35	$3,222

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:	2016 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$247	$308

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments,

48

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

nondeductible expenses and tax adjustments on passive foreign investment companies sold by the Fund, resulted in the following reclassifications among the components of net assets at September 30, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(258)	$264	$(6)

At September 30, 2017, the Fund had no distributable earnings on a tax basis.

At September 30, 2017, the Fund had available for federal income tax purposes unused short term capital losses of approximately $300,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $86,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended September 30, 2017, the Fund deferred to October 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$68	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility.

During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

49

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Multi-Asset Income Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Global Multi-Asset Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for the years or periods indicated therein. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Global Multi-Asset Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

50

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period and for the period since the end of April 2015, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

51

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

52

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2017. For corporate shareholders 14.63% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $128,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

53

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

54

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

55

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

56

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

57

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

58

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

59

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

60

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

61

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFGMAPANN
1942302 EXP 11.30.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	35
Consolidated Statement of Operations	37
Consolidated Statements of Changes in Net Assets	38
Consolidated Financial Highlights	40
Notes to Consolidated Financial Statements	45
Report of Independent Registered Public Accounting Firm	59
Investment Advisory Agreement Approval	60
Federal Tax Notice	62
Privacy Notice	63
Trustee and Officer Information	66

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Strategist Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

October 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,078.30	$1,021.46	$3.75	$3.65	0.72%
Global Strategist Portfolio Class A	1,000.00	1,076.40	1,019.85	5.41	5.27	1.04
Global Strategist Portfolio Class L	1,000.00	1,073.90	1,017.20	8.16	7.94	1.57
Global Strategist Portfolio Class C	1,000.00	1,072.90	1,015.94	9.46	9.20	1.82
Global Strategist Portfolio Class IS	1,000.00	1,079.00	1,021.61	3.60	3.50	0.69

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

Global Strategist Portfolio

The Global Strategist Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 11.98%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the MSCI All Country World Index, which returned 18.65%, and outperformed the Customized MSIM Global Allocation Index1 (the "Customized Index") which returned 10.7%.

Factors Affecting Performance2

•  In the 12 months ended September 30, 2017, global equities outperformed bonds and commodities, with the MSCI All Country World Index up +18.7%, the Bloomberg Barclays Global Aggregate Index down –1.3%, and the S&P GSCI Index, a broad index of commodity prices, rising +1.8%.3 (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars [USD].)

•  A benign macroeconomic backdrop and low global interest rates fueled a preference for risk assets in the reporting period. Moderate growth in the U.S., improving growth in Europe, a sustained expansion in Japan and stable growth in China, coupled with low interest rates and muted inflation, provided a supportive environment for global equities, particularly emerging market equities, and the credit sectors of the fixed income markets, including U.S. high yield corporates and emerging market bonds.

•  Global equities rose +18.7% (MSCI All Country World Index, USD) as above-trend global growth,

low inflation, and accommodative global central banks helped risky assets rally during the period. U.S. equities performed in line with the MSCI All Country World Index, with the S&P 500 Index up +18.6%. U.S. economic growth data was strong, with an average quarterly gross domestic product (GDP) growth rate of +2.3%.4 In addition, toward the end of the period, optimism rose that the Trump administration would be able to pass pro-growth tax reform. Eurozone equities rose (Euro Stoxx 50 Index +22.8% in euros, +29.1% USD), on strong economic data and declining political risks in the region. The European Central Bank (ECB) gave indications it would start unwinding the quantitative easing (QE) program in 2018. Emerging markets (MSCI Emerging Markets Index +22.5% USD, 21.8% local currency), performed strongly, supported by the lower U.S. dollar (DXY –2.5%), a recovery in commodity prices and stable Chinese data. Japanese equities rose (MSCI Japan Index +27.2% local, +14.1% USD) on improving inflation and economic data, as well as indications of continued central bank support for the economy. Later in September 2017, equities rose over the optimism ahead of a snap election in October, where markets expected a majority win by the ruling coalition.

•  Within bonds, global government yields rose during the period. In the U.S., the 10-year yield rose +74 basis points (bps) to 2.33%, while the 2-year yield rose +72 bps to 1.48%. The Federal Open Market Committee (FOMC) raised the policy rate by an aggregate +75 bps during the period at the December 2016, March 2017 and June 2017 meetings. In addition, the Federal Reserve (Fed) confirmed it would commence balance sheet reduction beginning in October 2017. U.S. credit

(1)  Effective May 31, 2017, the Customized Index, the Fund's secondary benchmark, consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Bond Index. Prior to May 31, 2017, the Customized Index consisted of 60% MSCI All Country World Index, 30% Bloomberg Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% ICE BofAML U.S. Dollar 1-Month LIBID Average Index.

(2)  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

(3)  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. Data as of September 30, 2017.

(4)  U.S. GDP data from the Bureau of Economic Analysis, October 27, 2017.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

spreads tightened against a backdrop of strong growth, low volatility and stabilization in oil prices (West Texas Intermediate oil price rose to $52 per barrel by the end of the period). U.S. investment grade credit spreads fell –37 bps to 1.01%, and U.S. high yield spreads fell –133 bps to 3.47%. Elsewhere in developed markets, German 10-year yields rose +58 bps to 0.46% on better economic data in the region and indications the ECB would start unwinding its QE in 2018. Japanese 10-year yields rose +16 bps to +0.07%. The U.K. 10-year yield rose +62 bps to 1.37%, as economic data showed a resilient labor market and accelerating incomes. Brexit negotiations also increasingly suggested a softer approach, which would minimize disruption to the U.K. economy. Emerging sovereign spreads fell –52 bps to 3.08%, as emerging market growth and commodity prices rebounded.

•  Within currencies, the U.S. dollar fell –2.5% on a trade-weighted basis. Trump's failure to implement health care policy at the beginning of 2017 raised doubts about Republicans' ability to pass pro-growth tax and infrastructure policies. In addition, bond markets started pricing in a lower probability of rate hikes as inflation disappointed expectations. Among the strongest gainers versus the USD was the Mexican peso, which rose +6.2%, as the U.S. administration signaled that changes to the North American Free Trade Agreement (NAFTA) might be less dramatic than initially anticipated, and Mexico's central bank took steps to boost the currency, raising rates in March 2017. Energy-sensitive currencies like the Russian ruble (+9.4%), Canadian dollar (+5.3%) and Brazilian real (+3.1%) outperformed USD as Brent oil rallied +17% during this period. In addition, the euro strengthened on the back of encouraging eurozone economic data, and as the ECB gave indications it would start unwinding the QE in 2018.

•  Regarding the Fund's overall performance relative to the Customized Index, the Fund's asset allocation mix of an average underweights in equities and commodities, an average overweight in cash, and a modest underweight in fixed income (the Fund was tactically underweight fixed income between September 2016 and January 2017 and between July 2017 and September 2017, and overweight fixed income between February 2017 and June 2017) had a negative impact on performance.

•  Active positions within equities contributed positively to performance. Overweight positions in eurozone domestically focused equities relative to U.S. equities and eurozone banks relative to eurozone equities were the top contributors, in addition to overweight positions in U.S. banks and U.S. airlines, all hedged. However, these gains were partially offset by losses from underweight positions in global aerospace, China H-shares and global iron ore mining stocks, all relative to global equities.

•  Active positions within fixed income strongly contributed to performance. Underweight positions in U.S. and German 10-year rates and an overweight position in U.S. 10-year inflation breakevens contributed to performance. In addition, a directional overweight position in Brazilian bonds, and an overweight position in Portuguese bonds relative to both German and Italian 10-year bonds contributed to performance. Detractors during the period included an overweight position in Australian 10-year bonds relative to German 10-year bunds.

•  Active positions within commodities (implemented via commodity futures) had a negative impact on performance, as underweight positions in copper and Brent crude oil detracted from performance.

•  Active currency positions (implemented via currency forwards and futures) positively impacted performance. Underweight positions in the Japanese yen relative to U.S. dollar and euro relative to the Czech koruna contributed to performance. Other contributors included overweight positions in the Mexican peso and Turkish lira, both relative to U.S. dollar. These gains were partially offset by losses from overweight positions in oil-sensitive currencies (Norwegian krone, Canadian dollar, and Russian ruble) and in British pound sterling relative to euro.

Management Strategies

•  As of September 30, 2017, the Fund was neutral global equities and underweight global fixed income. We expect the global economic recovery to continue to sustain a steady above-trend pace of growth; however, equity valuations are high, particularly in the U.S. In emerging markets

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

ex-China, the modest post-commodity-boom recovery will likely continue after a five-year slowdown.

•  We are underweight fixed income via U.S. 10-year Treasuries. The U.S. 10-year Treasury yield, currently at 2.23%, is 27 basis points below our estimate of year-end fair value (2.5%). Bond markets are extrapolating recent disappointments in U.S. inflation, and pricing in less than one full rate hike per year in the next three years. In contrast, we expect three Fed hikes before end-2018 — or one every six months — based on extremely easy financial conditions, solid growth in most regions globally, further improvement in the U.S. labor market, and modestly rising inflation (we forecast core price consumption expenditures at 1.8% by end-2018, 2.0% by end-2019). Elsewhere in fixed income, we hold an overweight position in Greek, Portuguese, and U.S. bonds relative to German bunds, which are expensive given ongoing improvements in global and eurozone growth.

•  We are underweight U.S. equities. U.S. equity valuations are high, trading at 17.8x 12-month forward earnings, more than 30% above the 70-year average. U.S. equities are in the sweet spot of above-trend growth and low inflation; however, we believe that policy hikes and quantitative tightening in 2018 will be a negative catalyst for equities that leads to a liquidity reduction and growth slowdown.

•  We are overweight European Economic and Monetary Union (EMU) equities via domestically oriented stocks and overweight banks. EMU PMIs (Purchasing Managers Indexes) imply growth is running at a 2.5% pace, above the consensus expectation for 2.1-2.2% year-over-year in the second half of 2017. Core inflation also appears to have bottomed in the eurozone, and we expect it to continue trending slowly upward. EMU domestic stocks are 12% undervalued based on relative earnings growth, and we expect EMU domestic earnings per share growth to continue to outpace the U.S. by an additional 4% over the next 12 months. We expect EMU banks to re-rate as profitability normalizes.

•  We are neutral emerging market equities. Chinese growth has been more resilient than expected, but we think a slowdown is still likely in the next six to

12 months. In emerging markets ex-China, valuation is neutral. Structurally, we believe that emerging market economies have entered into a "new normal" phase of slower growth, given declining working age populations, a transition from investment-led to consumption-led growth, declining total factor productivity, and the end of a commodity and credit cycle. Cyclically, emerging market GDP growth is in a recovery phase, mainly driven by China's stimulus from 2015-16 and a recovery in commodity prices. We are overweight Russian stocks relative to a basket of developed market energy stocks. We believe the Russian economy is in the early stages of a recovery with improvement in consumption and investment, and with non-performing loan growth peaking.

•  We are overweight Japanese equities and underweight the yen. We expect Japan's economy to grow at around 1% in 2018, with core inflation accelerating to nearly 1% by the first half of 2018. As the Bank of Japan has effectively capped nominal rates, we expect accelerating inflation to drive depreciation in the yen. On relative price-to-book ratios, Japanese equities are trading at a 56% discount, or 16% below the historical median discount of 48% to U.S. equities.

•  In currencies, we are overweight regional inflation plays in Sweden and the Czech Republic. The Swedish krona remains 15-20% cheap versus fair value and sentiment is neutral. With Swedish growth accelerating and a potential positive output gap, the Riksbank will be forced to tighten policy soon in our view. The Czech economy is growing strongly, and the output gap will likely turn positive in the third quarter 2017. We expect sterling to appreciate by 15%. Sterling is cheap versus the euro, and investors are bearish. We believe the markets have overestimated the potential negative effects of leaving the European Union.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the MSCI All Country World Index(1), Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2017 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	11.98%	6.23%	4.77%	7.39%
Fund — Class A Shares w/o sales charges(6)	11.64	5.88	4.46	6.30
Fund — Class A Shares with maximum 5.25% sales charges(6)	5.76	4.75	3.90	6.03
Fund — Class L Shares w/o sales charges(7)	11.07	5.35	—	5.92
Fund — Class C Shares w/o sales charges(8)	10.77	—	—	2.70
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	9.77	—	—	2.70
Fund — Class IS Shares w/o sales charges(9)	12.08	—	—	4.54
MSCI All Country World Index	18.65	10.20	3.88	7.74
Customized MSIM Global Allocation Index	10.70	5.70	3.30	—
Lipper Flexible Portfolio Funds Index	12.17	7.43	4.86	6.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofAML US Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced operations on November 1, 1996.

(7)  Commenced operations on April 27, 2012.

(8)  Commenced operations on April 30, 2015.

(9)  Commenced operations on May 29, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (41.9%)
Agency Adjustable Rate Mortgage (0.1%)
United States (0.1%)
Federal Home Loan Mortgage Corporation,
Conventional Pool:
12 Month USD LIBOR + 1.62%, 2.51%, 7/1/45	$218	$222
Agency Fixed Rate Mortgages (2.7%)
United States (2.7%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 1/1/44 - 6/1/45	1,347	1,397
6.50%, 5/1/32 - 7/1/32	54	60
7.50%, 5/1/35	5	6
Federal National Mortgage Association,
Conventional Pools:
3.00%, 3/1/30 - 5/1/30	330	341
3.50%, 3/1/47	214	221
4.00%, 4/1/45 - 9/1/45	1,368	1,452
4.50%, 3/1/41 - 11/1/44	331	359
5.00%, 1/1/41 - 3/1/41	794	873
6.00%, 1/1/38	7	8
6.50%, 12/1/29	18	20
7.00%, 2/1/31	221	243
7.50%, 8/1/37	11	13
November TBA:
3.50%, 11/1/47 (a)	1,654	1,702
October TBA:
3.00%, 10/1/32 (a)	250	257
4.00%, 10/1/47 (a)	1,134	1,194
4.50%, 10/1/47 (a)	500	537
Government National Mortgage Association,
Various Pools:
4.00%, 8/20/41 - 11/20/42	463	491
5.50%, 8/15/39	56	63
		9,237
Asset-Backed Securities (0.1%)
United States (0.1%)
CVS Pass-Through Trust,
6.04%, 12/10/28	314	355
Collateralized Mortgage Obligations — Agency Collateral Series (0.1%)
United States (0.1%)
Federal Home Loan Mortgage Corporation,
2.79%, 1/25/22	75	77
2.97%, 10/25/21	90	92
IO REMIC
6.05% - 1 Month LIBOR, 4.82%, 4/15/39 (b)	75	6
		175
Commercial Mortgage-Backed Securities (1.1%)
United States (1.1%)
CGDB Commercial Mortgage Trust,
1 Month LIBOR + 2.50%, 3.73%, 5/15/30 (b)(c)	100	100
	Face Amount (000)		Value (000)
COMM Mortgage Trust,
2.87%, 2/10/48 (c)		$450	$366
3.28%, 1/10/46		305	310
4.89%, 7/15/47 (b)(c)		152	133
JP Morgan Chase Commercial Mortgage Securities Trust,
4.39%, 7/15/46 (c)		100	106
4.72%, 7/15/47 (b)(c)		745	614
JPMBB Commercial Mortgage Securities Trust,
4.11%, 9/15/47 (b)(c)		205	176
4.71%, 9/15/47 (b)(c)		263	226
4.82%, 8/15/47 (b)(c)		361	310
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		255	266
WFCG Commercial Mortgage Trust,
1 Month LIBOR + 3.14%, 4.38%, 11/15/29 (b)(c)		321	322
WFRBS Commercial Mortgage Trust,
4.14%, 10/15/57 (b)(c)		362	292
5.15%, 9/15/46 (b)(c)		375	359
			3,580
Corporate Bonds (11.1%)
Australia (0.4%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	400	519
Commonwealth Bank of Australia,
1.75%, 11/7/19 (c)		$350	348
Macquarie Bank Ltd.,
6.63%, 4/7/21 (c)		270	304
Transurban Finance Co., Pty Ltd.,
4.13%, 2/2/26 (c)		170	177
			1,348
Belgium (0.1%)
Anheuser-Busch InBev Finance, Inc.,
3.70%, 2/1/24		300	315
Canada (0.7%)
Goldcorp, Inc.,
3.70%, 3/15/23		198	206
Province of Alberta Canada,
1.75%, 8/26/20		700	695
Province of British Columbia Canada,
2.00%, 10/23/22		700	693
Royal Bank of Canada,
2.75%, 2/1/22		625	638
			2,232
China (0.1%)
Baidu, Inc.,
2.88%, 7/6/22		200	201
3.25%, 8/6/18		225	227
			428
Colombia (0.2%)
Ecopetrol SA,
5.88%, 9/18/23		630	701

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
France (0.9%)
Air Liquide Finance SA,
1.75%, 9/27/21 (c)		$200	$196
Banque Federative du Credit Mutuel SA,
2.00%, 9/19/19	EUR	500	615
BNP Paribas SA,
3.80%, 1/10/24 (c)		$525	546
5.00%, 1/15/21		95	103
BPCE SA,
5.15%, 7/21/24 (c)		450	486
Danone SA,
1.69%, 10/30/19 (c)		475	472
Electricite de France SA,
5.00%, 1/22/26 (d)	EUR	300	387
TOTAL SA,
2.25%, 2/26/21 (d)		100	122
3.88%, 5/18/22 (d)		100	130
			3,057
Germany (0.7%)
BMW US Capital LLC,
2.15%, 4/6/20 (c)		$525	528
Daimler Finance North America LLC,
1.50%, 7/5/19 (c)		300	297
Deutsche Bank AG,
2.70%, 7/13/20		625	628
Deutsche Telekom International Finance BV,
3.60%, 1/19/27 (c)		150	152
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen,
6.00%, 5/26/41	EUR	400	562
Siemens Financieringsmaatschappij N.V.,
1.30%, 9/13/19 (c)		$250	247
Vier Gas Transport GmbH,
3.13%, 7/10/23	EUR	100	136
			2,550
Hong Kong (0.1%)
CK Hutchison International 16 Ltd.,
1.88%, 10/3/21 (c)		$200	195
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		315	304
Italy (0.1%)
FCA Bank SpA,
1.38%, 4/17/20	EUR	250	304
Telecom Italia Finance SA,
7.75%, 1/24/33		80	144
			448
Korea, Republic of (0.1%)
SK Telecom Co., Ltd.,
2.13%, 5/1/18 (c)		$200	200
	Face Amount (000)		Value (000)
Malaysia (0.2%)
Petronas Capital Ltd.,
3.50%, 3/18/25 (c)		$675	$697
Netherlands (0.4%)
ABN AMRO Bank N.V.,
2.88%, 6/30/25	EUR	250	313
Cooperatieve Rabobank UA,
3.95%, 11/9/22		$250	263
Series G
3.75%, 11/9/20	EUR	300	393
ING Bank N.V.,
5.80%, 9/25/23 (c)		$240	274
			1,243
Spain (0.3%)
Santander Issuances SAU,
5.18%, 11/19/25		600	647
Telefonica Emisiones SAU,
4.71%, 1/20/20	EUR	300	393
			1,040
Sweden (0.1%)
Skandinaviska Enskilda Banken AB,
2.30%, 3/11/20		$525	528
Switzerland (0.5%)
Credit Suisse AG,
0.63%, 11/20/18	EUR	550	656
6.00%, 2/15/18		$90	91
Credit Suisse Group AG,
3.57%, 1/9/23 (c)		325	333
UBS Group Funding Switzerland AG,
3.49%, 5/23/23 (c)		500	513
			1,593
United Kingdom (0.9%)
BP Capital Markets PLC,
2.50%, 11/6/22		275	275
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38		100	137
Heathrow Funding Ltd.,
4.60%, 2/15/18	EUR	300	361
Lloyds Bank PLC,
6.50%, 3/24/20		450	613
Nationwide Building Society,
3.90%, 7/21/25 (c)		$200	210
6.25%, 2/25/20 (c)		300	329
NGG Finance PLC,
5.63%, 6/18/73	GBP	200	305
Royal Bank of Scotland Group PLC,
3.88%, 9/12/23		$550	563
Standard Chartered PLC,
2.10%, 8/19/19 (c)		300	300
			3,093

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)	Value (000)
United States (5.2%)
Abbott Laboratories,
3.40%, 11/30/23	$325	$336
Air Lease Corp.,
2.13%, 1/15/20	400	400
Amazon.com, Inc.,
2.80%, 8/22/24 (c)	375	377
American Express Credit Corp.,
MTN
2.20%, 3/3/20	375	377
3.30%, 5/3/27	350	354
Amgen, Inc.,
2.65%, 5/11/22	425	429
Apple, Inc.,
2.50%, 2/9/22	500	507
AT&T, Inc.,
4.25%, 3/1/27	450	464
4.50%, 3/9/48	191	177
Bank of America Corp.,
4.24%, 4/24/38	325	344
MTN
4.00%, 1/22/25	375	388
Becton Dickinson and Co.,
2.89%, 6/6/22	375	377
Burlington Northern Santa Fe LLC,
4.55%, 9/1/44	195	217
Capital One Financial Corp.,
2.50%, 5/12/20	250	251
Capital One NA,
1.85%, 9/13/19	400	397
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.91%, 7/23/25	100	107
6.48%, 10/23/45	150	177
Citigroup, Inc.,
5.50%, 9/13/25	250	281
8.13%, 7/15/39	175	278
Coca-Cola Co. (The),
3.20%, 11/1/23	250	261
Comcast Corp.,
4.60%, 8/15/45	130	143
ConocoPhillips Co.,
4.95%, 3/15/26	200	226
Discover Bank,
3.10%, 6/4/20	525	538
Discovery Communications LLC,
2.95%, 3/20/23	250	251
Duke Energy Corp.,
1.80%, 9/1/21	275	270
Five Corners Funding Trust,
4.42%, 11/15/23 (c)	350	380
	Face Amount (000)	Value (000)
Ford Motor Credit Co., LLC,
2.68%, 1/9/20	$300	$303
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35	250	272
General Motors Financial Co., Inc.,
2.35%, 10/4/19	200	201
Goldman Sachs Group, Inc. (The),
2.30%, 12/13/19	340	342
MTN
4.80%, 7/8/44	275	309
Home Depot, Inc. (The),
5.88%, 12/16/36	100	130
HSBC Finance Corp.,
6.68%, 1/15/21	130	147
HSBC USA, Inc.,
3.50%, 6/23/24	100	103
Johnson Controls International PLC,
3.90%, 2/14/26	175	185
JPMorgan Chase & Co.,
2.25%, 1/23/20	900	905
3.78%, 2/1/28	325	335
Liberty Mutual Group, Inc.,
4.85%, 8/1/44 (c)	100	109
Lockheed Martin Corp.,
3.55%, 1/15/26	250	258
McDonald's Corp.,
MTN
3.38%, 5/26/25	275	283
Medtronic, Inc.,
3.63%, 3/15/24	250	264
Merck & Co., Inc.,
2.80%, 5/18/23	250	257
Microsoft Corp.,
1.55%, 8/8/21	525	516
Monongahela Power Co.,
5.40%, 12/15/43 (c)	100	122
NBC Universal Media LLC,
4.38%, 4/1/21	175	188
NextEra Energy Capital Holdings, Inc.,
3.55%, 5/1/27	350	360
Oracle Corp.,
3.40%, 7/8/24	175	182
PepsiCo, Inc.,
3.60%, 3/1/24	250	264
PNC Financial Services Group, Inc. (The),
3.15%, 5/19/27	350	350
QUALCOMM, Inc.,
2.60%, 1/30/23	275	276
Rockwell Collins, Inc.,
1.95%, 7/15/19	525	525

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Thermo Fisher Scientific, Inc.,
2.95%, 9/19/26		$275	$270
UnitedHealth Group, Inc.,
2.88%, 3/15/23		250	255
4.25%, 3/15/43		150	161
Verizon Communications, Inc.,
4.67%, 3/15/55		231	221
Visa, Inc.,
3.15%, 12/14/25		200	205
Wal-Mart Stores, Inc.,
2.55%, 4/11/23		200	203
Wells Fargo & Co.,
3.00%, 10/23/26		850	832
			17,640
			37,612
Mortgages — Other (0.5%)
United Kingdom (0.1%)
Holmes Master Issuer PLC,
3 Month GBP LIBOR + 1.55%, 1.84%, 10/15/54 (b)(c)	GBP	212	284
United States (0.4%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36		$36	22
6.00%, 4/25/36		10	10
ChaseFlex Trust,
6.00%, 2/25/37		33	26
Federal Home Loan Mortgage Corporation,
3.00%, 9/25/45 - 7/25/46		549	541
3.50%, 5/25/45 - 7/25/46		723	732
4.00%, 5/25/45		61	63
GSR Mortgage Loan Trust,
5.75%, 1/25/37		22	21
Lehman Mortgage Trust,
5.50%, 11/25/35		8	7
6.50%, 9/25/37		29	22
			1,444
			1,728
Sovereign (22.8%)
Australia (0.9%)
Australia Government Bond,
2.75%, 11/21/27	AUD	2,590	2,016
3.25%, 4/21/25		1,140	929
			2,945
Austria (0.3%)
Republic of Austria Government Bond,
1.20%, 10/20/25 (c)	EUR	900	1,135
Belgium (1.2%)
Kingdom of Belgium Government Bond,
0.80%, 6/22/25 (c)	EUR	3,440	4,196
	Face Amount (000)		Value (000)
Bermuda (0.1%)
Bermuda Government International Bond,
4.85%, 2/6/24 (c)		$390	$426
Canada (1.2%)
Canadian Government Bond,
0.50%, 3/1/22	CAD	1,802	1,369
1.50%, 6/1/26		3,390	2,593
			3,962
China (0.3%)
Sinopec Group Overseas Development 2013 Ltd.,
2.63%, 10/17/20	EUR	300	379
Sinopec Group Overseas Development 2015 Ltd.,
2.50%, 4/28/20 (c)		$575	577
			956
Denmark (0.1%)
Denmark Government Bond,
0.50%, 11/15/27	DKK	1,820	288
France (0.8%)
French Republic Government Bond OAT,
1.75%, 5/25/23	EUR	1,590	2,066
3.25%, 5/25/45		440	693
			2,759
Germany (0.8%)
Bundesrepublik Deutschland,
1.00%, 8/15/25		440	555
4.25%, 7/4/39		820	1,574
4.75%, 7/4/34		240	456
			2,585
Greece (0.9%)
Hellenic Republic Government Bond,
3.00%, 2/24/23 - 2/24/42 (e)		3,357	3,132
Hungary (0.1%)
Hungary Government International Bond,
5.75%, 11/22/23		$360	418
Indonesia (0.1%)
Indonesia Government International Bond,
5.88%, 1/15/24		360	414
Ireland (0.1%)
Ireland Government Bond,
5.40%, 3/13/25	EUR	210	337
Italy (1.4%)
Italy Buoni Poliennali Del Tesoro,
1.45%, 9/15/22		1,280	1,557
2.20%, 6/1/27		680	811
2.35%, 9/15/24 (c)		1,464	1,956
5.00%, 9/1/40		260	399
			4,723

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Japan (6.4%)
Japan Finance Organization for Municipalities,
1.90%, 6/22/18	JPY	60,000	$540
Japan Government Ten Year Bond,
0.10%, 6/20/26		346,000	3,097
0.50%, 9/20/24		349,000	3,216
1.10%, 3/20/21 - 6/20/21		540,000	5,008
1.70%, 6/20/18		294,000	2,647
Japan Government Thirty Year Bond,
0.30%, 6/20/46		113,000	868
1.70%, 6/20/33		327,000	3,504
2.00%, 9/20/40		256,000	2,902
			21,782
Mexico (1.4%)
Mexican Bonos,
Series M
5.75%, 3/5/26	MXN	8,000	410
6.50%, 6/10/21		48,000	2,622
7.50%, 6/3/27		20,000	1,147
Petroleos Mexicanos,
4.88%, 1/18/24		$530	551
6.38%, 1/23/45		140	143
			4,873
Netherlands (0.5%)
Netherlands Government Bond,
0.25%, 7/15/25 (c)	EUR	1,260	1,488
Norway (0.1%)
Norway Government Bond,
2.00%, 5/24/23 (c)	NOK	2,000	263
Poland (0.1%)
Republic of Poland Government Bond,
4.00%, 10/25/23	PLN	860	250
Portugal (2.1%)
Portugal Obrigacoes do Tesouro OT,
2.88%, 7/21/26 (c)	EUR	2,866	3,581
4.13%, 4/14/27 (c)		2,670	3,621
			7,202
Russia (0.4%)
Russian Federal Bond - OFZ,
7.00%, 8/16/23	RUB	79,090	1,346
South Africa (0.1%)
Republic of South Africa Government Bond,
8.00%, 1/31/30	ZAR	4,040	275
Spain (1.0%)
Spain Government Bond,
0.40%, 4/30/22	EUR	890	1,059
1.95%, 7/30/30 (c)		1,200	1,419
Spain Government Inflation Linked Bond,
1.00%, 11/30/30 (c)		848	1,040
			3,518
	Face Amount (000)		Value (000)
Sweden (0.1%)
Sweden Government Bond,
1.00%, 11/12/26	SEK	1,270	$160
United Kingdom (2.3%)
United Kingdom Gilt,
1.50%, 1/22/21 - 7/22/26	GBP	610	841
2.75%, 9/7/24		2,320	3,469
4.25%, 6/7/32 - 9/7/39		1,850	3,455
			7,765
			77,198
U.S. Treasury Securities (3.4%)
United States (3.4%)
U.S. Treasury Bonds,
2.50%, 2/15/45		$2,820	2,631
3.50%, 2/15/39		1,890	2,135
U.S. Treasury Notes,
0.38%, 1/15/27		1,520	1,503
1.75%, 4/30/22		4,250	4,224
2.25%, 2/15/27		1,180	1,173
			11,666
Total Fixed Income Securities (Cost $137,193)			141,773
	Shares
Common Stocks (44.5%)
Australia (1.4%)
ACN 004 410 833 Ltd. (f)(g)		14,100	—	@
AGL Energy Ltd.		3,321	61
Alumina Ltd.		11,796	20
Amcor Ltd.		5,632	67
AMP Ltd.		14,204	54
APA Group		5,353	35
Aristocrat Leisure Ltd.		2,588	43
ASX Ltd.		929	38
Aurizon Holdings Ltd.		9,931	38
AusNet Services		8,580	11
Australia & New Zealand Banking Group Ltd.		14,694	341
Bank of Queensland Ltd.		1,912	19
Bendigo & Adelaide Bank Ltd.		2,363	22
BHP Billiton Ltd.		15,110	306
Boral Ltd.		5,645	30
Brambles Ltd.		7,720	55
Caltex Australia Ltd.		1,293	33
Challenger Ltd.		2,754	27
CIMIC Group Ltd.		470	16
Coca-Cola Amatil Ltd.		2,766	17
Cochlear Ltd.		274	34
Commonwealth Bank of Australia		8,503	502
Computershare Ltd.		2,260	26
Crown Resorts Ltd.		1,733	15
CSL Ltd.		2,182	229
Dexus REIT		4,685	35
Domino's Pizza Enterprises Ltd.		298	11

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
Flight Centre Travel Group Ltd.	279	$10
Fortescue Metals Group Ltd.	7,312	29
Goodman Group REIT	8,730	56
GPT Group (The) REIT	8,703	34
Harvey Norman Holdings Ltd.	2,645	8
Healthscope Ltd.	8,141	11
Incitec Pivot Ltd.	8,130	23
Insurance Australia Group Ltd.	11,698	58
James Hardie Industries PLC CDI	2,164	30
Lend Lease Group REIT	2,666	37
Macquarie Group Ltd.	1,480	106
Medibank Pvt Ltd.	13,288	30
Mirvac Group REIT	18,005	32
National Australia Bank Ltd.	13,356	330
Newcrest Mining Ltd.	3,617	60
Oil Search Ltd.	6,565	36
Orica Ltd.	1,806	28
Origin Energy Ltd. (f)	8,441	50
Qantas Airways Ltd.	2,325	11
QBE Insurance Group Ltd.	6,970	55
Ramsay Health Care Ltd.	672	33
REA Group Ltd.	254	13
Rio Tinto Ltd.	2,013	105
Santos Ltd. (f)	8,689	27
Scentre Group REIT	25,817	80
Seek Ltd.	1,611	21
Shopping Centres Australasia Property Group REIT	67	—	@
Sonic Healthcare Ltd.	1,959	32
South32 Ltd.	25,134	64
Stockland REIT	12,754	43
Suncorp Group Ltd.	6,201	63
Sydney Airport (f)	5,313	30
Tabcorp Holdings Ltd.	4,000	13
Tatts Group Ltd.	6,975	22
Telstra Corp., Ltd.	20,549	56
TPG Telecom Ltd.	1,630	6
Transurban Group	9,833	92
Treasury Wine Estates Ltd.	3,536	38
Vicinity Centres REIT	16,082	34
Vocus Group Ltd.	2,565	5
Wesfarmers Ltd.	5,414	176
Westfield Corp. REIT	9,542	59
Westpac Banking Corp.	16,690	418
Woodside Petroleum Ltd.	3,686	84
Woolworths Ltd.	6,176	122
		4,755
Austria (0.1%)
BUWOG AG (f)	172	5
Erste Group Bank AG (f)	3,015	130
IMMOFINANZ AG (f)	3,441	9
	Shares	Value (000)
Raiffeisen Bank International AG (f)	1,261	$42
voestalpine AG	1,248	64
		250
Belgium (0.5%)
Ageas	2,822	133
Anheuser-Busch InBev N.V.	6,337	759
Colruyt SA	850	43
Groupe Bruxelles Lambert SA	1,368	144
KBC Group N.V.	5,548	470
Umicore SA	1,472	122
		1,671
Canada (1.9%)
Agnico Eagle Mines Ltd.	1,000	45
Agrium, Inc.	700	75
Alimentation Couche-Tard, Inc., Class B	2,100	96
AltaGas Ltd.	800	18
ARC Resources Ltd.	1,700	23
Atco Ltd., Class I	400	15
Bank of Montreal	3,100	235
Bank of Nova Scotia (The)	5,800	373
Barrick Gold Corp.	5,400	87
BCE, Inc.	800	37
Blackberry Ltd. (f)	2,400	27
Bombardier, Inc. (f)	9,200	17
Brookfield Asset Management, Inc., Class A	4,150	171
CAE, Inc.	1,200	21
Cameco Corp.	2,000	19
Canadian Imperial Bank of Commerce	1,900	166
Canadian National Railway Co.	3,800	315
Canadian Natural Resources Ltd.	5,300	178
Canadian Pacific Railway Ltd.	800	134
Canadian Tire Corp., Ltd., Class A	400	50
Canadian Utilities Ltd., Class A	700	22
CCL Industries, Inc., Class B	900	44
Cenovus Energy, Inc.	4,000	40
CGI Group, Inc., Class A (f)	1,100	57
CI Financial Corp.	1,100	24
Constellation Software, Inc.	100	55
Crescent Point Energy Corp.	2,600	21
Dollarama, Inc.	600	66
Eldorado Gold Corp.	3,300	7
Element Fleet Management Corp.	1,900	14
Emera, Inc.	300	11
Empire Co., Ltd., Class A	800	14
Enbridge, Inc.	4,600	192
Encana Corp.	4,700	55
Fairfax Financial Holdings Ltd.	100	52
Finning International, Inc.	800	18
First Capital Realty, Inc.	700	11
First Quantum Minerals Ltd.	3,300	37
Fortis, Inc.	2,000	72
Franco-Nevada Corp.	800	62

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
George Weston Ltd.	300	$26
Gildan Activewear, Inc.	1,000	31
Goldcorp, Inc.	3,900	51
Great-West Lifeco, Inc.	1,400	40
H&R Real Estate Investment Trust REIT	800	14
Husky Energy, Inc. (f)	1,755	22
Hydro One Ltd. (c)	900	16
IGM Financial, Inc.	500	17
Imperial Oil Ltd.	1,400	45
Industrial Alliance Insurance & Financial Services, Inc.	600	27
Intact Financial Corp.	700	58
Inter Pipeline Ltd.	1,700	35
Jean Coutu Group PJC, Inc. (The), Class A	400	8
Keyera Corp.	900	28
Kinross Gold Corp. (f)	5,700	24
Lightstream Resources Ltd. (f)(g)(h)	1,136	—
Linamar Corp.	300	18
Loblaw Cos., Ltd.	1,073	59
Magna International, Inc.	1,900	101
Manulife Financial Corp.	9,700	197
Methanex Corp.	500	25
Metro, Inc.	1,100	38
National Bank of Canada	1,600	77
Onex Corp.	500	39
Open Text Corp.	1,200	39
Pembina Pipeline Corp.	1,900	67
Peyto Exploration & Development Corp.	800	13
Potash Corp. of Saskatchewan, Inc.	4,000	77
Power Corp. of Canada	1,800	46
Power Financial Corp.	1,200	33
PrairieSky Royalty Ltd.	906	23
Restaurant Brands International, Inc.	1,100	70
RioCan Real Estate Investment Trust REIT	800	15
Rogers Communications, Inc., Class B	1,800	93
Royal Bank of Canada	7,100	549
Saputo, Inc.	1,200	42
Seven Generations Energy Ltd., Class A (f)	1,200	19
Shaw Communications, Inc., Class B	2,000	46
Smart Real Estate Investment Trust REIT	400	9
SNC-Lavalin Group, Inc.	800	36
Sun Life Financial, Inc.	2,900	115
Suncor Energy, Inc.	8,156	286
Teck Resources Ltd., Class B	2,700	57
TELUS Corp.	1,000	36
Thomson Reuters Corp.	1,600	73
Toronto-Dominion Bank (The)	8,900	501
Tourmaline Oil Corp. (f)	1,000	20
TransCanada Corp.	4,200	208
Trisura Group Ltd. (f)	27	1
Turquoise Hill Resources Ltd. (f)	4,900	15
Valeant Pharmaceuticals International, Inc. (f)	1,600	23
	Shares	Value (000)
Veresen, Inc.	1,500	$23
Vermilion Energy, Inc.	600	21
West Fraser Timber Co., Ltd.	400	23
Wheaton Precious Metals Corp.	2,100	40
Yamana Gold, Inc.	4,200	11
		6,602
China (0.0%)
Yum China Holdings, Inc. (f)	573	23
Denmark (0.6%)
AP Moller - Maersk A/S Series A	18	33
AP Moller - Maersk A/S Series B	34	64
Carlsberg A/S Series B	61	7
Coloplast A/S Series B	75	6
Danske Bank A/S	3,772	151
DSV A/S	9,634	729
ISS A/S	7,550	303
Novo Nordisk A/S Series B	12,152	581
Novozymes A/S Series B	1,729	89
TDC A/S	335	2
Vestas Wind Systems A/S	2,175	195
		2,160
Finland (0.3%)
Fortum Oyj	5,723	114
Kone Oyj, Class B	4,765	252
Nokia Oyj	32,678	196
Nokian Renkaat Oyj	1,316	59
Sampo Oyj, Class A	3,364	178
UPM-Kymmene Oyj	10,953	297
		1,096
France (6.6%)
Accor SA	21,804	1,083
Aeroports de Paris (ADP) (f)	1,284	208
Air Liquide SA	2,883	385
Alstom SA	3,867	164
ArcelorMittal (f)	3,812	98
Atos SE	5,934	921
AXA SA	15,856	480
BNP Paribas SA	20,806	1,678
Bouygues SA	18,591	882
Bureau Veritas SA	2,183	56
Capgemini SE	12,721	1,491
Carrefour SA	5,203	105
CGG SA (f)	59	—	@
Cie de Saint-Gobain	17,455	1,040
Cie Generale des Etablissements Michelin	1,742	254
Credit Agricole SA	19,001	345
Danone SA	6,265	491
Edenred	1,712	47
Electricite de France SA	3,973	48
Engie SA	11,492	195
Essilor International SA	1,435	178
Eutelsat Communications SA	750	22

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
Groupe Eurotunnel SE (f)	25,791	$311
Hermes International	249	126
ICADE REIT	81	7
JCDecaux SA	611	23
Kering	1,274	508
L'Oreal SA	2,260	481
LVMH Moet Hennessy Louis Vuitton SE	2,157	595
Metropole Television SA	1,232	28
Natixis SA	10,132	81
Orange SA	18,237	299
Pernod Ricard SA	1,742	241
Peugeot SA	77,446	1,844
Publicis Groupe SA	983	69
Renault SA	1,782	175
Rexel SA	17,677	306
Sanofi	10,884	1,081
SES SA (f)	2,269	50
Societe Generale SA	14,754	864
Sodexo SA	1,149	143
Suez	3,938	72
Television Francaise 1	4,951	72
Thales SA	1,185	134
TOTAL SA	19,681	1,057
Unibail-Rodamco SE REIT	1,518	369
Vallourec SA (f)	2,270	13
Veolia Environnement SA	5,271	122
Vinci SA	30,229	2,873
Vivendi SA	15,248	386
		22,501
Germany (3.4%)
Adidas AG	1,632	369
Allianz SE (Registered)	3,812	856
Axel Springer SE	158	10
BASF SE	9,651	1,027
Bayer AG (Registered)	6,343	864
Bayerische Motoren Werke AG	2,629	267
Beiersdorf AG	799	86
CECONOMY AG	997	12
Commerzbank AG (f)	15,127	206
Continental AG	501	127
Daimler AG (Registered)	5,812	464
Deutsche Bank AG (Registered)	11,045	191
Deutsche Boerse AG	10,440	1,132
Deutsche Lufthansa AG (Registered)	3,055	85
Deutsche Post AG (Registered)	4,704	209
Deutsche Telekom AG (Registered)	24,414	456
E.ON SE	15,003	170
Fraport AG Frankfurt Airport Services Worldwide	2,673	254
Fresenius Medical Care AG & Co., KGaA	1,462	143
Fresenius SE & Co., KGaA	2,950	238
Henkel AG & Co., KGaA	1,334	162
	Shares	Value (000)
Henkel AG & Co., KGaA (Preference)	1,920	$261
Infineon Technologies AG	10,042	252
K+S AG (Registered)	1,227	33
LANXESS AG	777	61
Linde AG	1,276	266
Merck KGaA	984	109
METRO AG (f)	997	21
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,614	345
OSRAM Licht AG	718	57
Porsche Automobil Holding SE (Preference)	732	47
ProSiebenSat.1 Media SE (Registered)	5,046	172
QIAGEN N.V. (f)	2,273	72
RWE AG (f)	3,195	73
SAP SE	8,658	949
Siemens AG (Registered)	7,184	1,012
Stroeer SE & Co. KGaA	803	53
Suedzucker AG	385	8
thyssenkrupp AG	4,602	136
Uniper SE	1,597	44
Volkswagen AG	272	46
Volkswagen AG (Preference)	1,362	222
		11,567
Greece (0.1%)
Alpha Bank AE (f)	35,159	69
Eurobank Ergasias SA (f)	49,773	44
National Bank of Greece SA (f)	208,371	71
Piraeus Bank SA (f)	9,945	34
		218
Hong Kong (0.7%)
AIA Group Ltd.	57,800	426
ASM Pacific Technology Ltd.	1,100	16
Bank of East Asia Ltd. (The)	5,877	25
BOC Hong Kong Holdings Ltd.	18,000	87
Cathay Pacific Airways Ltd. (f)	5,000	8
CK Asset Holdings Ltd.	12,864	107
CK Hutchison Holdings Ltd.	12,864	164
CK Infrastructure Holdings Ltd.	3,500	30
CLP Holdings Ltd.	8,000	82
First Pacific Co., Ltd.	10,000	8
Galaxy Entertainment Group Ltd.	11,000	78
Hanergy Thin Film Power Group Ltd. (f)(g)(h)	42,000	—	@
Hang Lung Group Ltd.	4,000	14
Hang Lung Properties Ltd.	11,000	26
Hang Seng Bank Ltd.	3,700	90
Henderson Land Development Co., Ltd.	5,491	36
HK Electric Investments & HK Electric Investments Ltd. (c)	13,000	12
HKT Trust & HKT Ltd.	12,000	15
Hong Kong & China Gas Co., Ltd.	40,951	77
Hong Kong Exchanges & Clearing Ltd.	5,657	152
Hongkong Land Holdings Ltd.	5,600	40
Hysan Development Co., Ltd.	3,000	14

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
I-CABLE Communications Ltd. (f)	7,555	$—	@
Jardine Matheson Holdings Ltd.	1,100	70
Kerry Properties Ltd.	3,000	12
Li & Fung Ltd.	28,000	14
Link REIT	10,533	85
Melco Resorts & Entertainment Ltd. ADR	900	22
MGM China Holdings Ltd.	4,400	11
MTR Corp., Ltd.	7,279	43
New World Development Co., Ltd.	29,097	42
NWS Holdings Ltd.	7,000	14
PCCW Ltd.	20,000	11
Power Assets Holdings Ltd.	6,500	56
Sands China Ltd.	11,600	60
Shangri-La Asia Ltd.	6,000	11
Sino Land Co., Ltd.	15,245	27
SJM Holdings Ltd.	10,000	9
Sun Hung Kai Properties Ltd.	6,504	106
Swire Pacific Ltd., Class A	2,500	24
Swire Properties Ltd.	5,550	19
Techtronic Industries Co., Ltd.	6,500	35
WH Group Ltd. (c)	38,500	41
Wharf Holdings Ltd. (The)	6,200	55
Wheelock & Co., Ltd.	4,000	28
Wynn Macau Ltd.	7,600	21
Yue Yuen Industrial Holdings Ltd.	3,500	13
		2,336
Ireland (0.1%)
Bank of Ireland Group PLC (f)	10,058	82
CRH PLC	8,622	329
		411
Italy (1.7%)
Assicurazioni Generali SpA	10,900	203
Atlantia SpA	37,233	1,175
Banco BPM SpA (f)	1,913	8
CNH Industrial N.V.	6,254	75
Enel SpA	59,837	360
Eni SpA	20,963	347
Ferrari N.V.	938	104
Fiat Chrysler Automobiles N.V. (f)	9,388	168
Intesa Sanpaolo SpA	229,047	807
Italgas SpA (f)	3,902	22
Leonardo SpA	1,132	21
Luxottica Group SpA	1,055	59
Mediaset SpA (f)	35,046	121
Mediobanca SpA	116,650	1,252
Prysmian SpA	1,136	38
Rizzoli Corriere Della Sera Mediagroup SpA (f)	636	1
Saipem SpA (f)	202	1
Snam SpA	19,513	94
Telecom Italia SpA	60,436	46
Telecom Italia SpA (f)	85,439	80
	Shares	Value (000)
Tenaris SA	3,918	$56
Terna Rete Elettrica Nazionale SpA (f)	8,893	52
UniCredit SpA (f)	29,428	627
Unione di Banche Italiane SpA	14,394	75
		5,792
Japan (5.9%)
Advantest Corp.	1,200	22
Aeon Co., Ltd.	6,300	93
Aisin Seiki Co., Ltd.	2,100	111
Ajinomoto Co., Inc.	8,300	162
Asahi Glass Co., Ltd.	1,800	67
Asahi Group Holdings Ltd.	2,800	113
Asahi Kasei Corp.	14,000	172
Astellas Pharma, Inc.	14,400	183
Bridgestone Corp.	5,000	227
Canon, Inc.	7,900	270
Central Japan Railway Co.	1,300	228
Chiba Bank Ltd. (The)	8,000	57
Chubu Electric Power Co., Inc.	4,400	55
Chugai Pharmaceutical Co., Ltd.	2,600	108
Chugoku Electric Power Co., Inc. (The)	2,000	21
Concordia Financial Group Ltd.	11,300	56
Dai Nippon Printing Co., Ltd.	3,000	72
Dai-ichi Life Holdings, Inc.	800	14
Daiichi Sankyo Co., Ltd.	5,100	115
Daikin Industries Ltd.	2,100	213
Daito Trust Construction Co., Ltd.	800	146
Daiwa House Industry Co., Ltd.	6,000	207
Daiwa Securities Group, Inc.	16,000	91
Denso Corp.	4,600	233
Dentsu, Inc.	1,700	75
East Japan Railway Co.	2,700	249
Eisai Co., Ltd.	2,100	108
Electric Power Development Co., Ltd.	1,400	35
FANUC Corp.	1,400	284
Fast Retailing Co., Ltd.	400	118
FUJIFILM Holdings Corp.	4,300	167
Fujitsu Ltd.	14,000	104
Hankyu Hanshin Holdings, Inc.	3,600	137
Hitachi Ltd.	36,000	254
Hokkaido Electric Power Co., Inc.	2,200	16
Hokuriku Electric Power Co.	2,000	17
Honda Motor Co., Ltd.	800	24
Honda Motor Co., Ltd. ADR	10,395	307
Hoya Corp.	3,200	173
Ibiden Co., Ltd.	1,100	18
Inpex Corp.	3,200	34
Isetan Mitsukoshi Holdings Ltd.	2,800	29
Isuzu Motors Ltd.	400	5
ITOCHU Corp.	11,700	192
Japan Real Estate Investment Corp. REIT	9	43
Japan Steel Works Ltd. (The)	400	9

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Japan Tobacco, Inc.	8,700	$285
JFE Holdings, Inc.	3,500	68
JGC Corp.	2,000	32
JSR Corp.	1,600	30
JXTG Holdings, Inc.	2,100	11
Kansai Electric Power Co., Inc. (The)	3,700	47
Kao Corp.	4,500	265
Kawasaki Heavy Industries Ltd.	2,000	66
KDDI Corp.	17,000	448
Keikyu Corp.	2,500	51
Keio Corp.	1,000	41
Keyence Corp.	800	425
Kintetsu Group Holdings Co., Ltd.	2,200	82
Kirin Holdings Co., Ltd.	7,600	179
Kobe Steel Ltd.	3,700	42
Komatsu Ltd.	7,400	211
Konica Minolta, Inc.	2,600	21
Kubota Corp.	9,800	178
Kuraray Co., Ltd.	2,600	49
Kyocera Corp.	2,400	149
Kyushu Electric Power Co., Inc.	2,000	21
LIXIL Group Corp.	2,900	77
Makita Corp.	1,600	65
Marubeni Corp.	15,900	109
Mazda Motor Corp.	2,600	40
Mitsubishi Chemical Holdings Corp.	11,700	111
Mitsubishi Corp.	9,700	225
Mitsubishi Electric Corp.	14,000	219
Mitsubishi Estate Co., Ltd.	9,000	157
Mitsubishi Heavy Industries Ltd.	2,800	111
Mitsubishi Motors Corp.	4,800	38
Mitsui & Co., Ltd.	14,600	216
Mitsui Fudosan Co., Ltd.	7,000	152
Mitsui OSK Lines Ltd.	900	27
Mizuho Financial Group, Inc.	109,300	191
MS&AD Insurance Group Holdings, Inc.	3,000	97
Murata Manufacturing Co., Ltd.	1,700	250
NGK Insulators Ltd.	2,000	37
Nidec Corp.	1,700	209
Nikon Corp.	2,600	45
Nintendo Co., Ltd.	800	295
Nippon Building Fund, Inc. REIT	9	45
Nippon Electric Glass Co., Ltd.	600	23
Nippon Express Co., Ltd.	1,100	72
Nippon Steel & Sumitomo Metal Corp.	6,000	138
Nippon Telegraph & Telephone Corp.	8,500	390
Nippon Yusen KK (f)	1,800	37
Nissan Motor Co., Ltd.	18,100	179
Nitto Denko Corp.	1,300	108
Nomura Holdings, Inc.	27,300	153
NSK Ltd.	5,300	71
NTT Data Corp.	8,000	86
	Shares	Value (000)
NTT DOCOMO, Inc.	11,100	$254
Odakyu Electric Railway Co., Ltd.	4,500	85
Oji Holdings Corp.	7,000	38
Olympus Corp.	1,800	61
Omron Corp.	1,400	71
Ono Pharmaceutical Co., Ltd.	3,800	86
Oriental Land Co., Ltd.	300	23
ORIX Corp.	7,900	127
Osaka Gas Co., Ltd.	4,400	82
Otsuka Holdings Co., Ltd.	300	12
Panasonic Corp.	14,100	204
Rakuten, Inc.	7,600	83
Resona Holdings, Inc.	5,500	28
Ricoh Co., Ltd.	6,000	58
Rohm Co., Ltd.	600	51
Secom Co., Ltd.	1,600	117
Sekisui House Ltd.	6,000	101
Seven & i Holdings Co., Ltd.	6,300	243
Sharp Corp. (f)	800	24
Shikoku Electric Power Co., Inc.	2,900	34
Shin-Etsu Chemical Co., Ltd.	2,500	224
Shionogi & Co., Ltd.	3,300	180
Shiseido Co., Ltd.	3,400	136
Shizuoka Bank Ltd. (The)	8,000	72
SMC Corp.	500	176
SoftBank Group Corp.	5,600	452
Sompo Holdings, Inc.	300	12
Sony Corp.	700	26
Sony Corp. ADR	6,835	255
Sumitomo Chemical Co., Ltd.	11,000	69
Sumitomo Corp.	8,800	127
Sumitomo Electric Industries Ltd.	12,500	204
Sumitomo Metal Mining Co., Ltd.	2,500	80
Sumitomo Mitsui Financial Group, Inc.	9,800	376
Sumitomo Mitsui Trust Holdings, Inc.	2,300	83
Sumitomo Realty & Development Co., Ltd.	5,000	151
Suzuki Motor Corp.	3,200	168
T&D Holdings, Inc.	4,400	64
Takeda Pharmaceutical Co., Ltd.	5,600	309
TDK Corp.	800	54
Terumo Corp.	3,500	138
Tobu Railway Co., Ltd.	3,400	93
Tohoku Electric Power Co., Inc.	3,500	45
Tokio Marine Holdings, Inc.	3,700	145
Tokyo Electric Power Co. Holdings, Inc. (f)	7,200	29
Tokyo Electron Ltd.	1,100	169
Tokyo Gas Co., Ltd.	4,000	98
Tokyu Corp.	4,500	64
Toppan Printing Co., Ltd.	6,000	60
Toray Industries, Inc.	14,000	136
Toshiba Corp. (f)	32,000	90
Toyota Industries Corp.	1,900	109
Toyota Motor Corp.	20,600	1,228

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Trend Micro, Inc.	900	$44
Unicharm Corp.	4,100	94
West Japan Railway Co.	1,700	118
Yahoo Japan Corp.	14,400	68
Yamada Denki Co., Ltd.	7,200	39
Yamato Holdings Co., Ltd.	5,000	101
		19,976
Netherlands (1.7%)
ABN AMRO Group N.V. CVA (c)	2,539	76
Akzo Nobel N.V.	3,884	359
ASML Holding N.V.	2,235	380
Fugro N.V. CVA (f)	617	9
Heineken N.V.	3,302	326
ING Groep N.V.	84,648	1,561
Koninklijke Ahold Delhaize N.V.	23,895	447
Koninklijke DSM N.V.	2,992	245
Koninklijke KPN N.V.	5,801	20
Koninklijke Philips N.V.	10,727	443
Koninklijke Vopak N.V.	945	41
PostNL N.V.	4,371	19
Randstad Holding N.V.	15,484	958
Unilever N.V. CVA	13,508	799
		5,683
New Zealand (0.0%)
Auckland International Airport Ltd.	4,487	21
Contact Energy Ltd.	3,355	13
Fletcher Building Ltd.	3,166	18
Mercury NZ Ltd.	3,250	8
Meridian Energy Ltd.	6,024	13
Ryman Healthcare Ltd.	1,773	12
Spark New Zealand Ltd.	8,402	22
		107
Norway (0.4%)
Akastor ASA (f)	1,833	4
Aker Solutions ASA (f)	1,833	10
DNB ASA	11,838	239
Kvaerner ASA (f)	1,677	3
Norsk Hydro ASA	13,781	100
Orkla ASA	10,248	105
REC Silicon ASA (f)	6,482	1
Seadrill Ltd. (f)	328	—	@
Statoil ASA	13,168	263
Subsea 7 SA	3,127	51
Telenor ASA	16,272	344
Yara International ASA	2,039	91
		1,211
Poland (0.0%)
Jeronimo Martins SGPS SA	2,885	57
	Shares	Value (000)
Portugal (0.0%)
Galp Energia SGPS SA	2,692	$48
Pharol SGPS SA (Registered) (f)	11,120	5
		53
Russia (0.8%)
Gazprom PJSC ADR	98,205	411
LUKOIL PJSC ADR	7,756	411
Magnit PJSC GDR	5,591	229
MMC Norilsk Nickel PJSC ADR	11,427	197
Mobile TeleSystems PJSC ADR	8,800	92
Novatek PJSC (Registered GDR)	1,619	190
PhosAgro PJSC GDR	2,138	30
Rosneft Oil Co., PJSC (Registered GDR)	21,077	117
Rostelecom PJSC ADR	303	2
RusHydro PJSC ADR	12,497	18
Sberbank of Russia PJSC ADR	45,834	652
Severstal PJSC GDR	3,028	45
Sistema PJSC FC GDR	3,163	15
Surgutneftegas OJSC ADR	14,018	71
Tatneft PJSC ADR	2,970	127
VTB Bank PJSC (Registered GDR)	30,049	65
X5 Retail Group N.V. GDR (f)	1,816	82
		2,754
Spain (1.5%)
Abertis Infraestructuras SA	4,351	88
ACS Actividades de Construccion y Servicios SA	1,236	46
Amadeus IT Group SA, Class A	1,901	124
Banco Bilbao Vizcaya Argentaria SA	116,699	1,043
Banco de Sabadell SA	74,215	155
Banco Santander SA	240,561	1,679
Bankia SA	12,407	60
Bankinter SA	7,269	69
CaixaBank SA	38,136	191
Distribuidora Internacional de Alimentacion SA	6,513	38
Enagas SA	1,570	44
Ferrovial SA (f)	2,422	53
Gas Natural SDG SA	2,094	46
Grifols SA	1,782	52
Grifols SA (Preference) Class B	252	6
Iberdrola SA	36,309	282
Industria de Diseno Textil SA	9,727	367
International Consolidated Airlines Group SA	4,904	39
Mediaset Espana Comunicacion SA	9,760	110
Red Electrica Corp., SA	4,530	95
Repsol SA	5,825	107
Telefonica SA	25,110	273
		4,967
Sweden (1.2%)
Assa Abloy AB, Class B	8,860	202
Atlas Copco AB, Class A	8,941	379
Atlas Copco AB, Class B	6,462	251
Electrolux AB, Class B	2,657	90

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Sweden (cont'd)
Essity AB, Class B (f)	7,733	$210
Hennes & Mauritz AB, Class B	9,334	242
Husqvarna AB, Class B	4,909	50
Investor AB, Class B	10,619	524
Millicom International Cellular SA SDR	1,195	79
Modern Times Group MTG AB, Class B	399	14
Nordea Bank AB	23,464	318
Sandvik AB	13,778	238
Skandinaviska Enskilda Banken AB, Class A	12,774	168
Skanska AB, Class B	2,956	68
SKF AB, Class B	5,673	124
Svenska Cellulosa AB SCA, Class B	7,733	66
Svenska Handelsbanken AB, Class A	14,806	223
Swedbank AB, Class A	4,412	122
Swedish Match AB	3,784	133
Telefonaktiebolaget LM Ericsson, Class B	23,266	134
Telia Co., AB	28,307	133
Volvo AB, Class B	7,451	144
		3,912
Switzerland (2.1%)
ABB Ltd. (Registered)	17,024	421
Adecco Group AG (Registered)	18,626	1,450
Cie Financiere Richemont SA (Registered)	2,421	221
Credit Suisse Group AG (Registered) (f)	7,419	117
Geberit AG (Registered)	407	192
Givaudan SA (Registered)	45	98
Idorsia Ltd. (f)	480	9
Julius Baer Group Ltd. (f)	1,049	62
Kuehne + Nagel International AG (Registered)	333	62
LafargeHolcim Ltd. (Registered) (f)	155	9
LafargeHolcim Ltd. (Registered) (f)	1,921	112
Lonza Group AG (Registered) (f)	237	62
Nestle SA (Registered)	17,304	1,449
Novartis AG (Registered)	10,709	917
Roche Holding AG (Genusschein)	2,914	744
SGS SA (Registered)	27	65
Sonova Holding AG (Registered)	434	74
Swatch Group AG (The)	160	67
Swiss Re AG	607	55
Swisscom AG (Registered)	338	173
Transocean Ltd. (f)	1,475	16
UBS Group AG (Registered) (f)	13,830	236
Zurich Insurance Group AG	1,148	350
		6,961
United Kingdom (3.5%)
3i Group PLC	4,460	55
Admiral Group PLC	926	23
Anglo American PLC	6,220	112
Antofagasta PLC	1,840	23
Ashtead Group PLC	2,311	56
Associated British Foods PLC	1,638	70
	Shares	Value (000)
AstraZeneca PLC	5,916	$393
Auto Trader Group PLC (c)	4,590	24
Aviva PLC	18,803	130
Babcock International Group PLC	1,155	13
BAE Systems PLC	14,616	124
Barclays PLC	79,291	205
Barratt Developments PLC	4,615	38
Berkeley Group Holdings PLC	596	30
BHP Billiton PLC	9,854	174
BP PLC	91,182	583
British American Tobacco PLC (f)	10,501	657
British American Tobacco PLC ADR	693	43
British Land Co., PLC (The) REIT	4,517	36
BT Group PLC	39,218	149
Bunzl PLC	1,558	47
Burberry Group PLC	2,027	48
Capita PLC	3,057	23
Carnival PLC	907	58
Centrica PLC	25,340	63
Cobham PLC	11,137	22
Coca-Cola European Partners PLC	414	17
Coca-Cola HBC AG (f)	848	29
Compass Group PLC	7,321	155
ConvaTec Group PLC (c)	6,412	23
Croda International PLC	609	31
DCC PLC	415	40
Diageo PLC	11,604	381
Direct Line Insurance Group PLC	6,397	31
Dixons Carphone PLC	4,458	12
easyJet PLC	728	12
Experian PLC	4,367	88
Ferguson PLC	1,198	79
Fresnillo PLC	1,033	19
G4S PLC	7,220	27
GKN PLC	7,840	36
GlaxoSmithKline PLC	22,913	457
Glencore PLC (f)	57,186	262
Hammerson PLC REIT	3,662	26
Hargreaves Lansdown PLC	1,204	24
Hikma Pharmaceuticals PLC	658	11
HSBC Holdings PLC	93,612	925
IMI PLC	1,271	21
Imperial Brands PLC (f)	4,319	184
Inmarsat PLC	2,122	18
InterContinental Hotels Group PLC	845	45
International Game Technology PLC	146	4
Intertek Group PLC	753	50
Intu Properties PLC REIT	4,067	13
Investec PLC	3,090	23
ITV PLC	16,420	38
J Sainsbury PLC	7,592	24
Johnson Matthey PLC	886	41
Kingfisher PLC	10,195	41

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Land Securities Group PLC REIT	3,439	$45
Legal & General Group PLC	27,631	96
Lloyds Banking Group PLC	333,967	303
London Stock Exchange Group PLC	1,444	74
Marks & Spencer Group PLC	7,499	35
Mediclinic International PLC	1,705	15
Meggitt PLC	3,628	25
Merlin Entertainments PLC (c)	3,334	20
Micro Focus International PLC	2,034	65
Micro Focus International PLC ADR (f)	404	13
Mondi PLC	1,703	46
National Grid PLC	15,787	196
Next PLC	666	47
Old Mutual PLC	22,961	60
Paragon Offshore PLC (f)(g)(h)	303	—
Pearson PLC	3,865	32
Persimmon PLC	1,413	49
Provident Financial PLC	704	8
Prudential PLC (f)	12,023	288
Randgold Resources Ltd.	432	42
Reckitt Benckiser Group PLC	3,131	286
RELX PLC	4,965	109
Rio Tinto PLC	5,723	266
Rolls-Royce Holdings PLC (f)	7,749	92
Royal Bank of Scotland Group PLC (f)	16,524	59
Royal Dutch Shell PLC, Class A	20,859	628
Royal Dutch Shell PLC, Class B	17,471	537
Royal Mail PLC	4,130	21
RSA Insurance Group PLC	4,755	40
Sage Group PLC (The)	5,035	47
Schroders PLC	579	26
Segro PLC REIT	4,609	33
Severn Trent PLC (f)	1,083	31
Shire PLC	4,203	213
Shire PLC ADR	164	25
Sky PLC	4,733	58
Smith & Nephew PLC	4,069	73
Smiths Group PLC	1,839	39
SSE PLC	4,660	87
St. James's Place PLC	2,454	38
Standard Chartered PLC (f)	15,366	153
Standard Life Aberdeen PLC	12,438	72
Tate & Lyle PLC	2,143	19
Taylor Wimpey PLC	15,064	39
Tesco PLC (f)	37,739	95
Travis Perkins PLC	1,164	23
TUI AG	2,048	35
Unilever PLC	5,911	342
United Utilities Group PLC	3,131	36
Vodafone Group PLC	124,245	348
Weir Group PLC (The)	1,025	27
Whitbread PLC	846	43
	Shares	Value (000)
Wm Morrison Supermarkets PLC	10,078	$32
Worldpay Group PLC (c)	9,424	51
WPP PLC	5,933	110
		11,978
United States (10.0%)
3M Co.	386	81
Abbott Laboratories	1,584	85
AbbVie, Inc.	1,134	101
Abercrombie & Fitch Co., Class A	189	3
Accenture PLC, Class A	759	103
ACCO Brands Corp. (f)	86	1
Adient PLC	75	6
Adobe Systems, Inc. (f)	782	117
Adtalem Global Education, Inc.	17	1
Advance Auto Parts, Inc.	189	19
Advanced Micro Devices, Inc. (f)	656	8
AdvanSix, Inc. (f)	80	3
AES Corp.	225	2
Aetna, Inc.	480	76
Aflac, Inc.	132	11
Agilent Technologies, Inc.	459	29
Air Products & Chemicals, Inc.	212	32
Akamai Technologies, Inc. (f)	281	14
Alcoa Corp.	121	6
Alexion Pharmaceuticals, Inc. (f)	272	38
Allegheny Technologies, Inc.	160	4
Allegion PLC	191	17
Allergan PLC	188	39
Allstate Corp. (The)	166	15
Alphabet, Inc., Class A (f)	305	297
Alphabet, Inc., Class C (f)	409	392
Altria Group, Inc.	1,810	115
Amazon.com, Inc. (f)	403	387
AMC Networks, Inc., Class A (f)	17	1
Ameren Corp.	544	31
American Electric Power Co., Inc.	874	61
American Express Co.	814	74
American Tower Corp. REIT	788	108
Ameriprise Financial, Inc.	450	67
AmerisourceBergen Corp.	632	52
AMETEK, Inc.	228	15
Amgen, Inc.	1,064	198
Amphenol Corp., Class A	141	12
Anadarko Petroleum Corp.	559	27
Analog Devices, Inc.	899	77
Annaly Capital Management, Inc. REIT	524	6
Anthem, Inc.	409	78
Aon PLC	165	24
Apache Corp.	520	24
Apple, Inc.	10,086	1,554
Applied Materials, Inc.	1,345	70
Archer-Daniels-Midland Co.	561	24
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Arconic, Inc.	265	$7
AT&T, Inc.	8,305	325
Automatic Data Processing, Inc.	403	44
AutoZone, Inc. (f)	195	116
AvalonBay Communities, Inc. REIT	318	57
Avery Dennison Corp.	385	38
Avon Products, Inc. (f)	1,374	3
Baker Hughes, a GE Co.	817	30
Ball Corp.	360	15
Bank of America Corp.	39,236	994
Bank of New York Mellon Corp. (The)	1,955	104
Baxter International, Inc.	821	52
BB&T Corp.	3,101	146
Becton Dickinson and Co.	412	81
Bed Bath & Beyond, Inc.	329	8
Berkshire Hathaway, Inc., Class B (f)	175	32
Best Buy Co., Inc.	301	17
Biogen, Inc. (f)	365	114
Bioverativ, Inc. (f)	132	8
Blackhawk Network Holdings, Inc. (f)	44	2
BlackRock, Inc.	186	83
Boeing Co. (The)	589	150
Boston Properties, Inc. REIT	284	35
Boston Scientific Corp. (f)	2,040	60
Brighthouse Financial, Inc. (f)	24	1
Bristol-Myers Squibb Co.	1,541	98
Broadcom Ltd.	402	98
Brown-Forman Corp., Class B	51	3
Bunge Ltd.	169	12
CA, Inc.	373	12
California Resources Corp. (f)	182	2
Campbell Soup Co.	183	9
Capital One Financial Corp.	14,696	1,244
Cardinal Health, Inc.	525	35
CarMax, Inc. (f)	212	16
Carnival Corp.	401	26
Cars.com, Inc. (f)	64	2
Caterpillar, Inc.	842	105
CBRE Group, Inc., Class A (f)	1,041	39
CBS Corp., Class B	1,125	65
CDK Global, Inc.	223	14
Celanese Corp. Series A	181	19
Celgene Corp. (f)	994	145
CenterPoint Energy, Inc.	833	24
CenturyLink, Inc.	747	14
Cerner Corp. (f)	486	35
CF Industries Holdings, Inc.	491	17
CH Robinson Worldwide, Inc.	219	17
Charles Schwab Corp. (The)	1,191	52
Charter Communications, Inc., Class A (f)	309	112
Chemours Co. (The)	142	7
Chesapeake Energy Corp. (f)	889	4
	Shares	Value (000)
Chevron Corp.	1,751	$206
Chipotle Mexican Grill, Inc. (f)	184	57
Chubb Ltd.	130	19
Cigna Corp.	530	99
Cintas Corp.	274	40
Cisco Systems, Inc.	8,182	275
CIT Group, Inc.	722	35
Citigroup, Inc.	9,214	670
Citizens Financial Group, Inc.	1,149	44
Citrix Systems, Inc. (f)	302	23
Cleveland-Cliffs, Inc. (f)	178	1
Clorox Co. (The)	245	32
CME Group, Inc.	174	24
Coach, Inc.	389	16
Coca-Cola Co. (The)	5,473	246
Cognizant Technology Solutions Corp., Class A	990	72
Colgate-Palmolive Co.	1,653	120
Comcast Corp., Class A	6,169	237
Comerica, Inc.	582	44
Conagra Brands, Inc.	577	19
Concho Resources, Inc. (f)	197	26
Conduent, Inc. (f)	219	3
ConocoPhillips	1,284	64
CONSOL Energy, Inc. (f)	402	7
Consolidated Edison, Inc.	464	37
Constellation Brands, Inc., Class A	192	38
Corning, Inc.	840	25
Costco Wholesale Corp.	1,092	179
CR Bard, Inc.	173	55
Crimson Wine Group Ltd. (f)	149	2
Crown Castle International Corp. REIT	539	54
Crown Holdings, Inc. (f)	131	8
CSX Corp.	1,279	69
Cummins, Inc.	345	58
CVS Health Corp.	329	27
Danaher Corp.	145	12
Darden Restaurants, Inc.	151	12
DaVita, Inc. (f)	273	16
Deere & Co.	557	70
Dell Technologies, Inc., Class V (f)	337	26
Denbury Resources, Inc. (f)	151	—	@
Devon Energy Corp.	412	15
Diamond Offshore Drilling, Inc. (f)	35	1
Discover Financial Services	19,119	1,233
Discovery Communications, Inc., Class A (f)	380	8
Discovery Communications, Inc., Class C (f)	762	15
Dollar General Corp.	153	12
Dollar Tree, Inc. (f)	175	15
Dominion Energy, Inc.	1,069	82
Donnelley Financial Solutions, Inc. (f)	153	3
Dover Corp.	186	17
DowDuPont, Inc.	1,005	70
Dr Pepper Snapple Group, Inc.	206	18

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
DTE Energy Co.	337	$36
Duke Energy Corp.	922	77
Dun & Bradstreet Corp. (The)	152	18
DXC Technology Co.	153	13
East West Bancorp, Inc.	326	19
Eastman Chemical Co.	216	20
Eaton Corp., PLC	516	40
eBay, Inc. (f)	1,434	55
Ecolab, Inc.	319	41
Edison International	761	59
Edwards Lifesciences Corp. (f)	182	20
Eli Lilly & Co.	880	75
Emerson Electric Co.	924	58
Engility Holdings, Inc. (f)	15	1
Entergy Corp.	271	21
EOG Resources, Inc.	847	82
EQT Corp.	163	11
Equifax, Inc.	313	33
Equity Residential REIT	569	38
ESC Seventy Seven (f)(h)	275	—
Estee Lauder Cos., Inc. (The), Class A	574	62
Exelon Corp.	1,337	50
Expedia, Inc.	191	27
Expeditors International of Washington, Inc.	177	11
Express Scripts Holding Co. (f)	1,211	77
Exxon Mobil Corp.	4,402	361
Fastenal Co.	404	18
FedEx Corp.	339	76
Fidelity National Information Services, Inc.	92	9
Fifth Third Bancorp	3,317	93
First Republic Bank	358	37
First Solar, Inc. (f)	227	10
FirstEnergy Corp.	554	17
Fiserv, Inc. (f)	292	38
Flowserve Corp.	214	9
Fluor Corp.	152	6
FMC Corp.	182	16
Ford Motor Co.	1,804	22
Fortive Corp.	163	12
Four Corners Property Trust, Inc. REIT	226	6
Franklin Resources, Inc.	589	26
Freeport-McMoRan, Inc. (f)	509	7
Frontier Communications Corp.	158	2
GameStop Corp., Class A	160	3
Gannett Co., Inc.	96	1
Gap, Inc. (The)	342	10
General Dynamics Corp.	231	47
General Electric Co.	4,036	98
General Mills, Inc.	906	47
Genuine Parts Co.	92	9
GGP, Inc. REIT	235	5
Gilead Sciences, Inc.	1,615	131
	Shares	Value (000)
Goldman Sachs Group, Inc. (The)	913	$217
H&R Block, Inc.	604	16
Halliburton Co.	1,195	55
Halyard Health, Inc. (f)	176	8
Harris Corp.	19	3
Hartford Financial Services Group, Inc. (The)	188	10
Hasbro, Inc.	145	14
HCP, Inc. REIT	316	9
Helmerich & Payne, Inc.	180	9
Henry Schein, Inc. (f)	428	35
Hershey Co. (The)	170	19
Hess Corp.	295	14
Hewlett Packard Enterprise Co.	2,048	30
Hologic, Inc. (f)	342	13
Home Depot, Inc. (The)	222	36
Honeywell International, Inc.	869	123
Host Hotels & Resorts, Inc. REIT	1,568	29
HP, Inc.	2,048	41
Humana, Inc.	134	33
Huntington Bancshares, Inc.	2,603	36
Huntington Ingalls Industries, Inc.	49	11
IHS Markit Ltd. (f)	548	24
ILG, Inc.	164	4
Illinois Tool Works, Inc.	529	78
Illumina, Inc. (f)	165	33
Ingersoll-Rand PLC	137	12
Ingevity Corp. (f)	25	2
Intel Corp.	3,566	136
Intercontinental Exchange, Inc.	763	52
International Business Machines Corp.	1,437	208
International Flavors & Fragrances, Inc.	192	27
International Paper Co.	156	9
Interpublic Group of Cos., Inc. (The)	928	19
Intuit, Inc.	544	77
Intuitive Surgical, Inc. (f)	160	167
Invesco Ltd.	805	28
Iron Mountain, Inc. REIT	524	20
ITT, Inc.	181	8
Jabil, Inc.	183	5
Jacobs Engineering Group, Inc.	156	9
Janus Henderson Group PLC	52	2
JB Hunt Transport Services, Inc.	188	21
JBG SMITH Properties REIT (f)	86	3
JC Penney Co., Inc. (f)	183	1
JM Smucker Co. (The)	196	21
Johnson & Johnson	2,690	350
Johnson Controls International PLC	555	22
JPMorgan Chase & Co.	15,516	1,482
Juniper Networks, Inc.	1,075	30
KBR, Inc.	216	4
Kellogg Co.	344	21
KeyCorp	4,449	84
Keysight Technologies, Inc. (f)	188	8

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Kimberly-Clark Corp.	777	$91
Kimco Realty Corp. REIT	492	10
KLA-Tencor Corp.	335	36
Knowles Corp. (f)	93	1
Kohl's Corp.	368	17
Kraft Heinz Co. (The)	571	44
Kroger Co. (The)	2,403	48
L Brands, Inc.	419	17
L3 Technologies, Inc.	92	17
Laboratory Corp. of America Holdings (f)	171	26
Lam Research Corp.	165	31
Lamb Weston Holdings, Inc.	159	7
Las Vegas Sands Corp.	340	22
Legg Mason, Inc.	398	16
Leucadia National Corp.	486	12
Liberty Global PLC, Class A (f)	510	17
Liberty Global PLC Series C (f)	1,057	35
Liberty Global PLC LiLAC, Class A (f)	207	5
Liberty Global PLC LiLAC Series C (f)	172	4
Liberty Property Trust REIT	155	6
Lockheed Martin Corp.	183	57
Loews Corp.	202	10
LogMeIn, Inc.	86	9
Lowe's Cos., Inc.	1,258	101
LSC Communications, Inc.	153	3
LyondellBasell Industries N.V., Class A	159	16
M&T Bank Corp.	456	73
Macerich Co. (The) REIT	220	12
Macy's, Inc.	143	3
Mallinckrodt PLC (f)	185	7
ManpowerGroup, Inc.	295	35
Marathon Oil Corp.	743	10
Marathon Petroleum Corp.	810	45
Marriott International, Inc., Class A	489	54
Marriott Vacations Worldwide Corp.	160	20
Marsh & McLennan Cos., Inc.	202	17
Marvell Technology Group Ltd.	566	10
Mastercard, Inc., Class A	1,772	250
Mattel, Inc.	316	5
Maxim Integrated Products, Inc.	303	14
McDonald's Corp.	987	155
McKesson Corp.	361	55
Medtronic PLC	1,584	123
Merck & Co., Inc.	2,979	191
MetLife, Inc.	172	9
MGM Resorts International	504	16
Microchip Technology, Inc.	133	12
Micron Technology, Inc. (f)	972	38
Microsoft Corp.	7,203	537
Molson Coors Brewing Co., Class B	268	22
Mondelez International, Inc., Class A	1,541	63
Monsanto Co.	530	64
	Shares	Value (000)
Moody's Corp.	242	$34
Mosaic Co. (The)	352	8
Motorola Solutions, Inc.	270	23
Murphy Oil Corp.	226	6
Murphy USA, Inc. (f)	188	13
Mylan N.V. (f)	428	13
Nasdaq, Inc.	535	42
National Oilwell Varco, Inc.	804	29
Navient Corp.	926	14
NetApp, Inc.	587	26
Netflix, Inc. (f)	407	74
NetScout Systems, Inc. (f)	1,290	42
New York Community Bancorp, Inc.	855	11
Newfield Exploration Co. (f)	160	5
Newmont Mining Corp.	526	20
News Corp., Class A	814	11
News Corp., Class B	151	2
NextEra Energy, Inc.	515	75
NIKE, Inc., Class B	1,241	64
NiSource, Inc.	53	1
Noble Corp., PLC (f)	173	1
Noble Energy, Inc.	534	15
Nordstrom, Inc.	173	8
Norfolk Southern Corp.	763	101
Northern Trust Corp.	27	2
Northrop Grumman Corp.	155	45
NOW, Inc. (f)	153	2
Nucor Corp.	169	9
NVIDIA Corp.	620	111
O'Reilly Automotive, Inc. (f)	142	31
Occidental Petroleum Corp.	1,326	85
Omnicom Group, Inc.	444	33
ONE Gas, Inc.	165	12
ONEOK, Inc.	517	29
Oracle Corp.	4,414	213
Owens-Illinois, Inc. (f)	199	5
PACCAR, Inc.	563	41
Patterson Cos., Inc.	145	6
Paychex, Inc.	389	23
PayPal Holdings, Inc. (f)	1,434	92
Pentair PLC	156	11
People's United Financial, Inc.	970	18
PepsiCo, Inc.	1,261	141
Perrigo Co., PLC	182	15
Pfizer, Inc.	5,545	198
PG&E Corp.	522	36
Philip Morris International, Inc.	1,567	174
Phillips 66	815	75
Pioneer Natural Resources Co.	132	19
Pitney Bowes, Inc.	526	7
PNC Financial Services Group, Inc. (The)	1,963	265
PPG Industries, Inc.	167	18
PPL Corp.	856	32

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Praxair, Inc.	369	$52
Priceline Group, Inc. (The) (f)	196	359
Procter & Gamble Co. (The)	3,689	336
Progressive Corp. (The)	197	10
Prologis, Inc. REIT	812	52
Prudential Financial, Inc.	165	18
Public Service Enterprise Group, Inc.	874	40
Public Storage REIT	514	110
QEP Resources, Inc. (f)	249	2
QUALCOMM, Inc.	2,309	120
Quality Care Properties, Inc. REIT (f)	103	2
Quest Diagnostics, Inc.	172	16
Ralph Lauren Corp.	39	3
Range Resources Corp.	268	5
Rayonier Advanced Materials, Inc.	144	2
Rayonier, Inc. REIT	151	4
Raytheon Co.	175	33
Regency Centers Corp. REIT	190	12
Regions Financial Corp.	5,576	85
Republic Services, Inc.	573	38
Robert Half International, Inc.	395	20
Rockwell Automation, Inc.	396	71
Rockwell Collins, Inc.	149	19
Roper Technologies, Inc.	195	47
Ross Stores, Inc.	534	34
Royal Caribbean Cruises Ltd.	409	48
RR Donnelley & Sons Co.	146	2
S&P Global, Inc.	538	84
Sabra Health Care, Inc. REIT	149	3
salesforce.com, Inc. (f)	875	82
Schlumberger Ltd.	2,322	162
Scripps Networks Interactive, Inc., Class A	215	18
Sealed Air Corp.	220	9
Sempra Energy	478	55
Sherwin-Williams Co. (The)	50	18
Signature Bank (f)	126	16
Simon Property Group, Inc. REIT	876	141
SLM Corp. (f)	926	11
Southern Co. (The)	1,189	58
Southwest Airlines Co.	195	11
Southwestern Energy Co. (f)	542	3
Sprint Corp. (f)	4,311	34
Stanley Black & Decker, Inc.	196	30
Starbucks Corp.	1,619	87
State Street Corp.	481	46
Stericycle, Inc. (f)	145	10
Stryker Corp.	481	68
SunTrust Banks, Inc.	2,027	121
SVB Financial Group (f)	118	22
Symantec Corp.	1,241	41
Synchrony Financial	37,984	1,179
Sysco Corp.	1,256	68
	Shares	Value (000)
T Rowe Price Group, Inc.	551	$50
T-Mobile US, Inc. (f)	96	6
Target Corp.	458	27
TE Connectivity Ltd.	542	45
TechnipFMC PLC (f)	444	12
TEGNA, Inc.	192	3
Tenet Healthcare Corp. (f)	108	2
Texas Instruments, Inc.	2,047	184
Textron, Inc.	346	19
Thermo Fisher Scientific, Inc.	545	103
Tiffany & Co.	199	18
Time Warner, Inc.	1,280	131
Time, Inc.	173	2
TJX Cos., Inc. (The)	838	62
Travelers Cos., Inc. (The)	154	19
TripAdvisor, Inc. (f)	191	8
Twenty-First Century Fox, Inc., Class A	2,918	77
Twenty-First Century Fox, Inc., Class B	509	13
Tyson Foods, Inc., Class A	516	36
Union Pacific Corp.	862	100
United Parcel Service, Inc., Class B	673	81
United States Steel Corp.	165	4
United Technologies Corp.	520	60
UnitedHealth Group, Inc.	937	184
Urban Edge Properties REIT	127	3
Urban Outfitters, Inc. (f)	153	4
US Bancorp	6,598	354
Valero Energy Corp.	715	55
Varex Imaging Corp. (f)	97	3
Varian Medical Systems, Inc. (f)	145	15
Vectrus, Inc. (f)	10	—	@
Ventas, Inc. REIT	170	11
Verisk Analytics, Inc. (f)	418	35
Veritiv Corp. (f)	12	—	@
Verizon Communications, Inc.	18,514	916
Versum Materials, Inc.	106	4
Vertex Pharmaceuticals, Inc. (f)	165	25
VF Corp.	560	36
Viacom, Inc., Class B	791	22
Visa, Inc., Class A	2,263	238
Vornado Realty Trust REIT	172	13
Wal-Mart Stores, Inc.	4,030	315
Walgreens Boots Alliance, Inc.	1,959	151
Walt Disney Co. (The)	1,890	186
Washington Prime Group, Inc. REIT	520	4
Waste Management, Inc.	763	60
Waters Corp. (f)	182	33
Weatherford International PLC (f)	833	4
WEC Energy Group, Inc.	483	30
Wells Fargo & Co.	18,338	1,011
Welltower, Inc. REIT	145	10
Western Digital Corp.	212	18
Western Union Co. (The)	1,024	20

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
WestRock Co.	148	$8
Weyerhaeuser Co. REIT	622	21
Williams Cos., Inc. (The)	1,486	45
WPX Energy, Inc. (f)	743	9
WW Grainger, Inc.	221	40
Wyndham Worldwide Corp.	171	18
Wynn Resorts Ltd.	164	24
Xcel Energy, Inc.	818	39
Xerox Corp.	299	10
Xilinx, Inc.	334	24
Xylem, Inc.	359	22
Yum! Brands, Inc.	573	42
Zimmer Biomet Holdings, Inc.	358	42
Zions Bancorporation	640	30
Zoetis, Inc.	1,668	106
		33,700
Total Common Stocks (Cost $106,609)		150,741
Short-Term Investments (12.8%)
Investment Company (11.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $39,976)	39,975,617	39,976
	Face Amount (000)
U.S. Treasury Securities (1.0%)
U.S. Treasury Bills,
1.17%, 4/26/18 (i)(j)	$574	570
1.19%, 4/26/18 (i)(j)	2,866	2,847
Total U.S. Treasury Securities (Cost $3,417)		3,417
Total Short-Term Investments (Cost $43,393)		43,393
Total Investments (99.2%) (Cost $287,195) (k)(l)		335,907
Other Assets in Excess of Liabilities (0.8%)		2,721
Net Assets (100.0%)		$338,628

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2017.

(e)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2017. Maturity date disclosed is the ultimate maturity date.

(f)  Non-income producing security.

(g)  Security has been deemed illiquid at September 30, 2017.

(h)  At September 30, 2017, the Fund held fair valued securities valued at less than $500, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(i)  Rate shown is the yield to maturity at September 30, 2017.

(j)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(k)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, foreign currency forward exchange contracts, futures contracts and swap agreements.

(l)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $291,810,000. The aggregate gross unrealized appreciation is approximately $54,588,000 and the aggregate gross unrealized depreciation is approximately $9,148,000, resulting in net unrealized appreciation of approximately $45,440,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

EURIBOR  Euro Interbank Offered Rate.

GDR  Global Depositary Receipt.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

OJSC  Open Joint Stock Company.

PJSC  Public Joint Stock Company.

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

SDR  Swedish Depositary Receipt.

TBA  To Be Announced.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	AUD	2,840		$2,265	10/6/17	$37
Australia and New Zealand Banking Group	MXN	1,792		$98	10/6/17	(— @)
Barclays Bank PLC	MXN	61,649		$3,436	10/6/17	53
Barclays Bank PLC		$39	JPY	4,379	10/6/17	(— @)
Citibank NA		$8,703	EUR	7,284	10/6/17	(92)
Citibank NA		$32	EUR	27	10/6/17	(— @)
HSBC Bank PLC	CAD	443		$358	10/6/17	3
HSBC Bank PLC	GBP	743		$970	10/6/17	(25)
HSBC Bank PLC	NOK	982		$126	10/6/17	3
HSBC Bank PLC		$4	CAD	5	10/6/17	(— @)
HSBC Bank PLC		$8	EUR	7	10/6/17	(— @)
HSBC Bank PLC		$25	EUR	21	10/6/17	(— @)
HSBC Bank PLC		$78	GBP	60	10/6/17	2
HSBC Bank PLC		$162	NZD	224	10/6/17	— @
HSBC Bank PLC		$840	PLN	2,988	10/6/17	(21)
JPMorgan Chase Bank NA	SEK	5,840		$719	10/6/17	2
JPMorgan Chase Bank NA		$12	EUR	10	10/6/17	(— @)
JPMorgan Chase Bank NA		$695	JPY	75,517	10/6/17	(23)
JPMorgan Chase Bank NA		$13	MXN	233	10/6/17	(— @)
JPMorgan Chase Bank NA		$706	NOK	5,565	10/6/17	(7)
JPMorgan Chase Bank NA		$1,197	SEK	9,521	10/6/17	(28)
JPMorgan Chase Bank NA		$251	SGD	340	10/6/17	(1)
JPMorgan Chase Bank NA		$377	THB	12,474	10/6/17	(3)
State Street Bank and Trust Co.	RUB	69,401		$1,204	10/6/17	(1)
State Street Bank and Trust Co.		$376	MYR	1,600	10/6/17	3
UBS AG	EUR	169		$199	10/6/17	(— @)
UBS AG	GBP	127		$171	10/6/17	— @
UBS AG		$930	CHF	888	10/6/17	(13)
UBS AG		$108	DKK	671	10/6/17	(1)
UBS AG		$12	ZAR	162	10/6/17	(1)
State Street Bank and Trust Co.	KRW	1,911,008		$1,668	10/10/17	(1)
State Street Bank and Trust Co.		$1,695	KRW	1,911,008	10/10/17	(26)
Bank of America NA	CHF	187		$193	11/9/17	(1)
Bank of America NA	EUR	3,169		$3,737	11/9/17	(16)
Bank of America NA	ILS	2,019		$562	11/9/17	(10)
Bank of America NA	PLN	842		$230	11/9/17	(1)
Bank of America NA	PLN	5,883		$1,622	11/9/17	10
Bank of America NA		$114	ILS	408	11/9/17	2
Bank of America NA		$266	ILS	953	11/9/17	4
Bank of America NA		$89	ILS	316	11/9/17	1
Bank of America NA		$114	PLN	406	11/9/17	(2)
Bank of America NA		$264	PLN	948	11/9/17	(4)
Bank of Montreal	AUD	58		$45	11/9/17	— @
Bank of Montreal	HUF	209,475		$811	11/9/17	15
Bank of Montreal	JPY	207,939		$1,885	11/9/17	34
Bank of Montreal		$113	HUF	29,017	11/9/17	(3)
Bank of Montreal		$263	HUF	67,707	11/9/17	(6)
Bank of Montreal		$111	HUF	28,421	11/9/17	(3)
Bank of New York Mellon	CHF	28		$29	11/9/17	(— @)
Barclays Bank PLC	AUD	742		$585	11/9/17	3
Barclays Bank PLC	EUR	8,810		$10,390	11/9/17	(43)
Barclays Bank PLC	EUR	1,048		$1,254	11/9/17	13
Barclays Bank PLC	EUR	1,040		$1,248	11/9/17	17
Barclays Bank PLC	SGD	22		$16	11/9/17	(— @)
Barclays Bank PLC	SGD	313		$230	11/9/17	(— @)
Barclays Bank PLC		$425	EUR	360	11/9/17	1
Barclays Bank PLC		$437	GBP	336	11/9/17	14
Barclays Bank PLC		$2,568	GBP	1,890	11/9/17	(33)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC		$1,255	GBP	923	11/9/17	$(17)
Barclays Bank PLC		$1,242	GBP	916	11/9/17	(13)
Barclays Bank PLC		$114	SGD	155	11/9/17	— @
Barclays Bank PLC		$266	SGD	361	11/9/17	— @
Barclays Bank PLC		$73	SGD	99	11/9/17	(— @)
BNP Paribas SA	CAD	189		$149	11/9/17	(2)
BNP Paribas SA	CAD	1,532		$1,214	11/9/17	(14)
BNP Paribas SA	CAD	3,064		$2,432	11/9/17	(24)
BNP Paribas SA	CAD	1,532		$1,221	11/9/17	(7)
BNP Paribas SA	CAD	170		$136	11/9/17	(— @)
BNP Paribas SA	CHF	55		$56	11/9/17	(— @)
BNP Paribas SA	CHF	202		$209	11/9/17	(— @)
BNP Paribas SA	JPY	32,263		$292	11/9/17	5
BNP Paribas SA	RUB	13,334		$228	11/9/17	(2)
BNP Paribas SA		$1,233	RUB	73,009	11/9/17	28
BNP Paribas SA		$2,467	RUB	146,019	11/9/17	54
BNP Paribas SA		$1,238	RUB	73,009	11/9/17	23
Citibank NA	AUD	274		$216	11/9/17	1
Citibank NA	AUD	250		$196	11/9/17	(— @)
Citibank NA	CHF	479		$494	11/9/17	(2)
Citibank NA	CLP	579,573		$893	11/9/17	(12)
Citibank NA	CLP	146,799		$230	11/9/17	1
Citibank NA	EUR	3,037		$3,582	11/9/17	(15)
Citibank NA	EUR	3,133		$3,713	11/9/17	3
Citibank NA	EUR	911		$1,078	11/9/17	(— @)
Citibank NA	GBP	2,865		$3,697	11/9/17	(146)
Citibank NA	ILS	813		$231	11/9/17	— @
Citibank NA	JPY	201,855		$1,830	11/9/17	33
Citibank NA	KRW	966,321		$857	11/9/17	13
Citibank NA	KRW	263,534		$230	11/9/17	(— @)
Citibank NA	RUB	25,914		$422	11/9/17	(25)
Citibank NA	RUB	22,125		$360	11/9/17	(22)
Citibank NA	THB	30,186		$908	11/9/17	2
Citibank NA	THB	7,684		$230	11/9/17	(1)
Citibank NA	TRY	832		$231	11/9/17	— @
Citibank NA	TRY	6,047		$1,717	11/9/17	38
Citibank NA	TRY	14,110		$3,993	11/9/17	77
Citibank NA		$114	CLP	71,866	11/9/17	(1)
Citibank NA		$266	CLP	167,687	11/9/17	(4)
Citibank NA		$105	CLP	65,719	11/9/17	(2)
Citibank NA		$3,714	EUR	3,102	11/9/17	(40)
Citibank NA		$1,138	EUR	953	11/9/17	(10)
Citibank NA		$3,688	GBP	2,834	11/9/17	114
Citibank NA		$115	KRW	128,979	11/9/17	(2)
Citibank NA		$268	KRW	300,951	11/9/17	(5)
Citibank NA		$115	RUB	6,830	11/9/17	3
Citibank NA		$270	RUB	15,937	11/9/17	5
Citibank NA		$114	THB	3,799	11/9/17	(1)
Citibank NA		$267	THB	8,865	11/9/17	(1)
Citibank NA		$5,881	TRY	21,310	11/9/17	34
Commonwealth Bank of Australia	EUR	4,652		$5,486	11/9/17	(23)
Commonwealth Bank of Australia	GBP	186		$241	11/9/17	(9)
Commonwealth Bank of Australia	NZD	19		$14	11/9/17	— @
Commonwealth Bank of Australia		$15	GBP	11	11/9/17	— @
Commonwealth Bank of Australia		$295	GBP	220	11/9/17	— @
Credit Suisse International	CHF	30		$31	11/9/17	(— @)
Credit Suisse International	EUR	3,230		$3,814	11/9/17	(11)
Goldman Sachs International	AUD	1,062		$847	11/9/17	14
Goldman Sachs International	AUD	4,610		$3,635	11/9/17	21

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	BRL	7,886		$2,490	11/9/17	$13
Goldman Sachs International	BRL	733		$229	11/9/17	(1)
Goldman Sachs International	BRL	253		$79	11/9/17	— @
Goldman Sachs International	CHF	222		$229	11/9/17	(1)
Goldman Sachs International	CNH	5,604		$829	11/9/17	(13)
Goldman Sachs International	CNH	1,532		$230	11/9/17	(— @)
Goldman Sachs International	EUR	116		$140	11/9/17	2
Goldman Sachs International	EUR	116		$140	11/9/17	2
Goldman Sachs International	EUR	116		$139	11/9/17	1
Goldman Sachs International	EUR	116		$139	11/9/17	1
Goldman Sachs International	EUR	1,222		$1,464	11/9/17	17
Goldman Sachs International	EUR	8,466		$9,984	11/9/17	(41)
Goldman Sachs International	EUR	472		$558	11/9/17	(1)
Goldman Sachs International	EUR	94		$112	11/9/17	— @
Goldman Sachs International	EUR	316		$376	11/9/17	2
Goldman Sachs International	HUF	60,726		$230	11/9/17	(— @)
Goldman Sachs International	IDR	11,400,936		$845	11/9/17	2
Goldman Sachs International	IDR	3,108,450		$230	11/9/17	(— @)
Goldman Sachs International	INR	55,510		$864	11/9/17	18
Goldman Sachs International	INR	15,193		$231	11/9/17	(— @)
Goldman Sachs International	JPY	8,885		$82	11/9/17	2
Goldman Sachs International	JPY	8,885		$81	11/9/17	2
Goldman Sachs International	JPY	8,885		$81	11/9/17	1
Goldman Sachs International	JPY	8,885		$80	11/9/17	1
Goldman Sachs International	JPY	9,894		$90	11/9/17	2
Goldman Sachs International	JPY	37,060		$337	11/9/17	7
Goldman Sachs International	JPY	7,246		$66	11/9/17	2
Goldman Sachs International	JPY	24,257		$223	11/9/17	7
Goldman Sachs International		$3,161	BRL	9,839	11/9/17	(71)
Goldman Sachs International		$115	CNH	759	11/9/17	(1)
Goldman Sachs International		$267	CNH	1,771	11/9/17	(1)
Goldman Sachs International		$1,040	EUR	869	11/9/17	(12)
Goldman Sachs International		$15	GBP	11	11/9/17	— @
Goldman Sachs International		$338	GBP	260	11/9/17	10
Goldman Sachs International		$115	IDR	1,539,131	11/9/17	(1)
Goldman Sachs International		$268	IDR	3,591,306	11/9/17	(2)
Goldman Sachs International		$115	INR	7,401	11/9/17	(2)
Goldman Sachs International		$268	INR	17,270	11/9/17	(5)
Goldman Sachs International	ZAR	5,508		$410	11/9/17	6
JPMorgan Chase Bank NA	AUD	290		$229	11/9/17	1
JPMorgan Chase Bank NA	BRL	4,452		$1,405	11/9/17	6
JPMorgan Chase Bank NA	CHF	95		$97	11/9/17	(— @)
JPMorgan Chase Bank NA	JPY	1,083,253		$9,819	11/9/17	176
JPMorgan Chase Bank NA	JPY	305,727		$2,813	11/9/17	92
JPMorgan Chase Bank NA	JPY	85,918		$764	11/9/17	(1)
JPMorgan Chase Bank NA	NOK	5,069		$639	11/9/17	2
JPMorgan Chase Bank NA	NOK	6,340		$797	11/9/17	— @
JPMorgan Chase Bank NA	TWD	25,769		$855	11/9/17	4
JPMorgan Chase Bank NA	TWD	6,946		$229	11/9/17	(1)
JPMorgan Chase Bank NA		$115	BRL	367	11/9/17	— @
JPMorgan Chase Bank NA		$270	BRL	856	11/9/17	(1)
JPMorgan Chase Bank NA		$2,146	MXN	39,043	11/9/17	(15)
JPMorgan Chase Bank NA		$116	MXN	2,074	11/9/17	(2)
JPMorgan Chase Bank NA		$269	MXN	4,840	11/9/17	(5)
JPMorgan Chase Bank NA		$956	MXN	17,492	11/9/17	(2)
JPMorgan Chase Bank NA		$132	MXN	2,405	11/9/17	(— @)
JPMorgan Chase Bank NA		$5,346	TRY	19,365	11/9/17	30
JPMorgan Chase Bank NA		$115	TWD	3,447	11/9/17	(1)
JPMorgan Chase Bank NA		$268	TWD	8,043	11/9/17	(2)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA		$114	ZAR	1,505	11/9/17	$(4)
JPMorgan Chase Bank NA		$267	ZAR	3,512	11/9/17	(9)
JPMorgan Chase Bank NA	ZAR	3,115		$229	11/9/17	— @
JPMorgan Chase Bank NA	ZAR	5,886		$439	11/9/17	6
State Street Bank and Trust Co.	DKK	435		$69	11/9/17	(— @)
State Street Bank and Trust Co.	EUR	729		$860	11/9/17	(4)
UBS AG	AUD	6,231		$4,914	11/9/17	28
UBS AG	DKK	3,155		$500	11/9/17	(2)
UBS AG	EUR	4,186		$4,937	11/9/17	(21)
UBS AG	EUR	2,755		$3,258	11/9/17	(4)
UBS AG	HKD	1,169		$150	11/9/17	(— @)
UBS AG	HKD	4,022		$515	11/9/17	(— @)
UBS AG	SEK	2,153		$271	11/9/17	6
UBS AG		$425	EUR	355	11/9/17	(5)
UBS AG		$547	HKD	4,275	11/9/17	— @
UBS AG		$5,458	SEK	44,469	11/9/17	13
UBS AG		$1,002	SEK	8,164	11/9/17	2
UBS AG		$3,266	SEK	26,583	11/9/17	4
State Street Bank and Trust Co.		$1,668	KRW	1,911,008	11/10/17	1
Citibank NA	CZK	8,875		$394	2/1/18	(14)
Citibank NA	CZK	16,578		$761	2/1/18	1
Citibank NA	CZK	8,156		$376	2/1/18	2
Citibank NA	CZK	11,440		$496	2/1/18	(29)
Citibank NA	EUR	2,785		$3,036	2/1/18	(279)
Citibank NA	EUR	3,184		$3,464	2/1/18	(325)
Citibank NA	EUR	3,456		$3,768	2/1/18	(346)
Citibank NA	EUR	1,152		$1,256	2/1/18	(115)
Citibank NA	EUR	1,179		$1,281	2/1/18	(123)
Citibank NA	EUR	3,987		$4,722	2/1/18	(23)
Citibank NA	EUR	258		$307	2/1/18	(— @)
Citibank NA		$3,071	CZK	75,235	2/1/18	380
Citibank NA		$3,504	CZK	86,013	2/1/18	441
Citibank NA		$3,753	CZK	92,309	2/1/18	481
Citibank NA		$4,747	CZK	104,098	2/1/18	28
Citibank NA		$1,252	CZK	30,770	2/1/18	160
Citibank NA		$1,275	CZK	31,493	2/1/18	169
Citibank NA		$170	CZK	3,724	2/1/18	— @
Citibank NA		$352	EUR	309	2/1/18	16
Citibank NA		$211	EUR	182	2/1/18	6
Citibank NA		$204	EUR	170	2/1/18	(2)
Citibank NA		$861	EUR	721	2/1/18	(4)
						$572

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
Amsterdam Index (Netherlands)	3	Oct-17	1		$381	$6
CAC 40 Index (France)	7	Oct-17	—	@	441	12
German Euro BOBL (Germany)	31	Dec-17	3,100		4,806	(21)
MSCI Emerging Market E Mini (United States)	447	Dec-17	22		24,346	(56)
MSCI Singapore Free Index (Singapore)	37	Oct-17	4		981	7
S&P 500 E Mini Index (United States)	387	Dec-17	19		48,686	680
TOPIX Index (Japan)	57	Dec-17	570		8,485	488
U.S. Treasury 10 yr. Note (United States)	5	Dec-17	500		626	— @
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts: (cont'd)

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
U.S. Treasury 10 yr. Ultra Long Bond (United States)	2	Dec-17	200	$269	$(3)
U.S. Treasury 2 yr. Note (United States)	51	Dec-17	10,200	11,001	(26)
U.S. Treasury 30 yr. Bond (United States)	5	Dec-17	500	764	(12)
U.S. Treasury Ultra Bond (United States)	9	Dec-17	900	1,486	(26)
Short:
Brent Crude Futures (United Kingdom)	32	Oct-17	(32)	(1,817)	24
Euro Stoxx 50 Index (Germany)	348	Dec-17	(3)	(14,708)	(364)
German Euro BTP (Germany)	14	Dec-17	(1,400)	(2,233)	4
German Euro Bund (Germany)	50	Dec-17	(5,000)	(9,515)	51
NIKKEI 225 Index (United States)	46	Dec-17	(23)	(4,160)	(155)
OMXS 30 (Sweden)	96	Oct-17	(10)	(1,929)	(90)
U.S. Treasury 10 yr. Note (United States)	21	Dec-17	(2,100)	(2,632)	27
U.S. Treasury 10 yr. Ultra Long Bond (United States)	9	Dec-17	(900)	(1,209)	20
U.S. Treasury 5 yr. Note (United States)	191	Dec-17	(19,100)	(22,442)	175
					$741

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2017:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (Received) (000)		Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	3 Month KORIBOR	Pay	1.83%	Quarterly/Quarterly	6/14/27	KRW	1,400,000	$(23)	$—		$(23)
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.11	Annual/Semi-Annual	8/7/22	CZK	16,265	7	—		7
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/7/22		140,121	61	—		61
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.06	Annual/Semi-Annual	8/8/22		39,466	23	—		23
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.07	Annual/Semi-Annual	8/14/22		39,076	22	—		22
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.07	Annual/Semi-Annual	8/14/22		39,076	22	—		22
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.06	Annual/Semi-Annual	8/15/22		39,075	23	—		23
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.09	Annual/Semi-Annual	8/15/22		80,491	43	—		43
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/22/22		19,734	10	—		10
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.10	Annual/Semi-Annual	8/23/22		39,469	20	—		20
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.10	Annual/Semi-Annual	8/23/22		39,469	20	—		20
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.10	Annual/Semi-Annual	8/23/22		39,469	20	—		20
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/24/22		17,896	9	—		9
Morgan Stanley & Co., LLC*	6 Month PRIBOR	Receive	1.12	Annual/Semi-Annual	8/24/22		39,469	19	—		19
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.45	Semi-Annual/Quarterly	7/17/25		$3,400	(69)	—	@	(69)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.46%	Annual/Semi-Annual	6/14/26	EUR	1,052	$29	$(52)	$81
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.40	Annual/Semi-Annual	10/26/26		505	19	—	19
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.64	Annual/Semi-Annual	11/24/26		646	7	—	7
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.81	Annual/Semi-Annual	1/30/27		1,220	(6)	—	(6)
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.73	Annual/Semi-Annual	6/23/27		2,130	27	—	27
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.99	Annual/Semi-Annual	7/11/27		7,427	(108)	—	(108)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.74	Semi-Annual/Quarterly	12/21/46		$640	(28)	—	(28)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/Quarterly	5/23/47		730	9	—	9
							$2,006,826	$156	$(52)	$208

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2017:

Swap Counterparty	Index	Pay/ Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	BNP European Staples Index††	Pay	3 Month USD LIBOR plus 0.15%	Quarterly	7/17/18	$2,589	$(47)	$—	$(47)
BNP Paribas SA	MSCI World Energy Equipment & Services Index	Pay	3 Month USD LIBOR plus 0.03%	Quarterly	9/6/18	2,579	(244)	—	(244)
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	3/15/18	2,451	108	—	108
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR minus 0.10%	Quarterly	3/15/18	662	29	—	29
JPMorgan Chase Bank NA	JPM Custom China Tier 2 Banks Index††	Pay	3 Month USD LIBOR minus 0.10%	Quarterly	3/15/18	639	28	—	28
						$8,920	$(126)	$—	$(126)

††  See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with BNP European Staples Index as of September 30, 2017.

Security Description	Shares	Value (000)	Index Weight
BNP European Staples Index
Anheuser-Busch InBev SA	53,953	$5,465	8.28%
Associated British Foods PLC	25,645	81,885	1.41
Barry Callebaut AG	155	230	0.31
Beiersdorf AG	7,159	652	0.99
British American Tobacco PLC	131,927	616,362	10.59
Carlsberg A/S	7,621	5,251	1.07
Carrefour SA	40,440	691	1.05
Casino Guichard Perrachon SA	3,899	196	0.30
CECONOMY AG	12,540	125	0.19
Chocoladefabriken Lindt & Spruengli AG	7	483	0.64
Chocoladefabriken Lindt & Spruengli AG	72	396	0.52
Coca-Cola European Partners PLC	15,509	550	0.83
Coca-Cola HBC AG	12,855	32,458	0.56
Colruyt SA	4,259	185	0.28
Danone SA	42,055	2,791	4.23
Diageo PLC	179,278	439,769	7.56
Distribuidora Internacional de Alimentac	44,453	219	0.33
Essity AB	42,570	9,433	1.48
Heineken Holding N.V.	7,150	568	0.86
Heineken N.V.	16,374	1,370	2.07
Henkel AG & Co., KGaA	12,691	1,461	2.21
Henkel AG & Co., KGaA	7,356	757	1.15
ICA Gruppen AB	5,683	1,740	0.27
Imperial Brands PLC	68,140	216,959	3.73
J Sainsbury PLC	116,871	27,804	0.48
Jeronimo Martins SGPS SA	17,893	299	0.45
Kerry Group PLC	11,352	923	1.40
Koninklijke Ahold Delhaize N.V.	90,597	1,433	2.17
L'Oreal SA	17,886	3,218	4.87
Marine Harvest ASA	27,132	4,273	0.69
METRO AG	12,540	224	0.34
Nestle SA	96,922	7,860	10.41
Orkla ASA	57,788	4,721	0.76
Pernod Ricard SA	15,089	1,766	2.67
Reckitt Benckiser Group PLC	47,438	323,195	5.55
Remy Cointreau SA	1,589	159	0.24
Swedish Match AB	13,425	3,836	0.60
Tate & Lyle PLC	32,785	21,261	0.37
Tesco PLC	585,678	109,610	1.88
Unilever N.V.	116,010	5,805	8.79
Unilever PLC	91,398	394,749	6.78
Wm Morrison Supermarkets PLC	158,517	37,109	0.64
		$2,368,244	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom China Tier 2 Banks Index as of September 30, 2017.

Security Description	Shares	Value (000)	Index Weight
JPM Custom China Tier 2 Banks Index
Bank of Communications Co., Ltd.	230,551	$1,314	12.65%
China CITIC Bank Corp., Ltd.	743,160	3,686	35.48
China Everbright Bank Co., Ltd.	57,105	206	1.99
China Merchants Bank Co., Ltd.	131,691	3,615	34.80
China Minsheng Banking Corp., Ltd.	165,248	1,183	11.39
Chongqing Rural Commercial Bank Co., Ltd.	77,532	384	3.69
		$10,388	100.00%

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

@    Value is less than $500.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

EURIBOR  Euro Interbank Offered Rate.

KORIBOR  Korea Interbank Offered Rate.

LIBOR    London Interbank Offered Rate.

PRIBOR    Prague Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	44.9%
Fixed Income Securities	42.2
Short-Term Investments	12.9
Total Investments	100.0	%**

**  Does not include open long/short futures contracts with an underlying face amount of approximately $162,917,000 with net unrealized appreciation of approximately $741,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $572,000 and does not include open swap agreements with net unrealized depreciation of approximately $82,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $247,219)	$295,931
Investment in Security of Affiliated Issuer, at Value (Cost $39,976)	39,976
Total Investments in Securities, at Value (Cost $287,195)	335,907
Foreign Currency, at Value (Cost $433)	431
Receivable for Variation Margin on Futures Contracts	5,283
Receivable for Investments Sold	3,316
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	2,839
Interest and Paydown Receivable	913
Dividends Receivable	265
Tax Reclaim Receivable	232
Unrealized Appreciation on Swap Agreements	165
Receivable from Affiliate	17
Receivable for Fund Shares Sold	14
Receivable for Swap Agreements Termination	8
Other Assets	72
Total Assets	349,462
Liabilities:
Payable for Investments Purchased	6,485
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	2,267
Due to Broker	616
Payable for Fund Shares Redeemed	336
Unrealized Depreciation on Swap Agreements	314
Payable for Advisory Fees	293
Payable for Trustees' Fees and Expenses	133
Payable for Custodian Fees	82
Payable for Shareholder Services Fees — Class A	51
Payable for Distribution and Shareholder Services Fees — Class L	13
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	6
Payable for Sub Transfer Agency Fees — Class A	48
Payable for Sub Transfer Agency Fees — Class L	6
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	29
Payable for Administration Fees	22
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	13
Payable for Transfer Agency Fees — Class L	2
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Variation Margin on Swap Agreements	7
Other Liabilities	104
Total Liabilities	10,834
Net Assets	$338,628
Net Assets Consist Of:
Paid-in-Capital	$274,050
Accumulated Undistributed Net Investment Income	315
Accumulated Undistributed Net Realized Gain	14,143
Unrealized Appreciation (Depreciation) on:
Investments	48,712
Futures Contracts	741
Swap Agreements	82
Foreign Currency Forward Exchange Contracts	572
Foreign Currency Translations	13
Net Assets	$338,628

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2017 (000)
CLASS I:
Net Assets	$69,017
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,948,420
Net Asset Value, Offering and Redemption Price Per Share	$17.48
CLASS A:
Net Assets	$247,483
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	14,285,948
Net Asset Value, Redemption Price Per Share	$17.32
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.96
Maximum Offering Price Per Share	$18.28
CLASS L:
Net Assets	$20,605
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,201,693
Net Asset Value, Offering and Redemption Price Per Share	$17.15
CLASS C:
Net Assets	$1,386
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	81,121
Net Asset Value, Offering and Redemption Price Per Share	$17.08
CLASS IS:
Net Assets	$137
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	7,830
Net Asset Value, Offering and Redemption Price Per Share	$17.49

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $378 of Foreign Taxes Withheld)	$4,518
Interest from Securities of Unaffiliated Issuers	4,077
Dividends from Security of Affiliated Issuer (Note G)	242
Total Investment Income	8,837
Expenses:
Advisory Fees (Note B)	1,549
Shareholder Services Fees — Class A (Note D)	615
Distribution and Shareholder Services Fees — Class L (Note D)	156
Distribution and Shareholder Services Fees — Class C (Note D)	14
Sub Transfer Agency Fees — Class I	48
Sub Transfer Agency Fees — Class A	229
Sub Transfer Agency Fees — Class L	25
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	274
Custodian Fees (Note F)	219
Professional Fees	211
Pricing Fees	129
Shareholder Reporting Fees	77
Registration Fees	70
Transfer Agency Fees — Class I (Note E)	12
Transfer Agency Fees — Class A (Note E)	39
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Organization Costs for Subsidiary	50
Trustees' Fees and Expenses	9
Other Expenses	40
Total Expenses	3,776
Waiver of Advisory Fees (Note B)	(197)
Rebate from Morgan Stanley Affiliate (Note G)	(59)
Reimbursement of Class Specific Expenses — Class I (Note B)	(38)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Net Expenses	3,475
Net Investment Income	5,362
Realized Gain (Loss):
Investments Sold (Net of $149 of Capital Gain Country Tax)	13,952
Investments in Affiliates	(18)
Foreign Currency Forward Exchange Contracts	(273)
Foreign Currency Transactions	(67)
Futures Contracts	11,555
Swap Agreements	(3,031)
Net Realized Gain	22,118
Change in Unrealized Appreciation (Depreciation):
Investments	9,311
Investments in Affiliates	20
Foreign Currency Forward Exchange Contracts	412
Foreign Currency Translations	21
Futures Contracts	207
Swap Agreements	101
Net Change in Unrealized Appreciation (Depreciation)	10,072
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	32,190
Net Increase in Net Assets Resulting from Operations	$37,552

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,362	$5,899
Net Realized Gain	22,118	5,469
Net Change in Unrealized Appreciation (Depreciation)	10,072	17,291
Net Increase in Net Assets Resulting from Operations	37,552	28,659
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(830)	—
Net Realized Gain	—	(87)
Class A:
Net Investment Income	(1,982)	—
Net Realized Gain	—	(309)
Class L:
Net Investment Income	(40)	—
Net Realized Gain	—	(27)
Class C:
Net Realized Gain	—	(2)
Class IS:
Net Investment Income	(2)	—
Net Realized Gain	—	(— @)
Total Distributions	(2,854)	(425)
Capital Share Transactions:(1)
Class I:
Subscribed	5,495	9,802
Distributions Reinvested	828	86
Redeemed	(19,136)	(25,460)
Class A:
Subscribed	3,085	3,171
Distributions Reinvested	1,946	304
Redeemed	(42,334)	(51,527)
Class L:
Exchanged	843	2,564
Distributions Reinvested	40	27
Redeemed	(5,417)	(5,770)
Class C:
Subscribed	92	800
Distributions Reinvested	—	2
Redeemed	(456)	(681)
Class IS:
Subscribed	— @	128
Distributions Reinvested	1	—
Redeemed	(21)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(55,034)	(66,554)
Total Decrease in Net Assets	(20,336)	(38,320)
Net Assets:
Beginning of Period	358,964	397,284
End of Period (Including Accumulated Undistributed Net Investment Income of $315 and $1,214)	$338,628	$358,964

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016* (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	342	648
Shares Issued on Distributions Reinvested	54	6
Shares Redeemed	(1,145)	(1,711)
Net Decrease in Class I Shares Outstanding	(749)	(1,057)
Class A:
Shares Subscribed	191	211
Shares Issued on Distributions Reinvested	126	21
Shares Redeemed	(2,651)	(3,439)
Net Decrease in Class A Shares Outstanding	(2,334)	(3,207)
Class L:
Shares Exchanged	55	174
Shares Issued on Distributions Reinvested	3	2
Shares Redeemed	(346)	(389)
Net Decrease in Class L Shares Outstanding	(288)	(213)
Class C:
Shares Subscribed	6	55
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(29)	(45)
Net Increase (Decrease) in Class C Shares Outstanding	(23)	10
Class IS:
Shares Subscribed	— @@	8
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(1)	—
Net Increase (Decrease) in Class IS Shares Outstanding	(1)	8

*  Not consolidated.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)(2)		2015(2)		2014(2)		2013(2)
Net Asset Value, Beginning of Period	$15.79		$14.58		$16.99		$16.96		$15.22
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.30		0.28		0.28		0.34		0.35
Net Realized and Unrealized Gain (Loss)	1.57		0.95		(1.73)		1.15		1.44
Total from Investment Operations	1.87		1.23		(1.45)		1.49		1.79
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		—		(0.35)		(0.23)		(0.05)
Net Realized Gain	—		(0.02)		(0.61)		(1.23)		—
Total Distributions	(0.18)		(0.02)		(0.96)		(1.46)		(0.05)
Net Asset Value, End of Period	$17.48		$15.79		$14.58		$16.99		$16.96
Total Return(4)	11.98%		8.42	%(5)	(8.87)%		9.37%		11.79%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$69,017		$74,158		$83,930		$72,952		$52,170
Ratio of Expenses to Average Net Assets(7)	0.72	%(6)	0.68	%(6)	0.73	%(6)	0.72	%(6)	0.69	%(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		0.76	%(6)
Ratio of Net Investment Income to Average Net Assets(7)	1.87	%(6)	1.84	%(6)	1.78	%(6)	1.99	%(6)	2.18	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	176%		103%		98%		62%		107%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.85%		0.81%		0.83%		0.83%		0.82%
Net Investment Income to Average Net Assets	1.74%		1.71%		1.68%		1.88%		2.05%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.05% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.05% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.21%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)(2)		2015(2)		2014(2)		2013(2)
Net Asset Value, Beginning of Period	$15.64		$14.50		$16.88		$16.88		$15.18
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.25		0.23		0.23		0.27		0.42
Net Realized and Unrealized Gain (Loss)	1.56		0.93		(1.71)		1.15		1.32
Total from Investment Operations	1.81		1.16		(1.48)		1.42		1.74
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		—		(0.29)		(0.19)		(0.04)
Net Realized Gain	—		(0.02)		(0.61)		(1.23)		—
Total Distributions	(0.13)		(0.02)		(0.90)		(1.42)		(0.04)
Net Asset Value, End of Period	$17.32		$15.64		$14.50		$16.88		$16.88
Total Return(4)	11.64%		7.98	%(5)	(9.16)%		9.02%		11.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$247,483		$259,999		$287,438		$365,642		$373,559
Ratio of Expenses to Average Net Assets(8)	1.05	%(6)	0.99	%(6)	1.05	%(6)	1.07	%(6)	0.47	%(6)(7)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.03	%(6)(7)
Ratio of Net Investment Income to Average Net Assets(8)	1.52	%(6)	1.56	%(6)	1.44	%(6)	1.64	%(6)	2.60	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	176%		103%		98%		62%		107%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12%		1.11%		1.11%		1.14%		1.11%
Net Investment Income to Average Net Assets	1.45%		1.44%		1.38%		1.57%		1.96%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.27% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 7.71%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class A shares. Prior to September 16, 2013, the maximum ratio was 0.99% for Class A shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)(2)		2015(2)		2014(2)		2013(2)
Net Asset Value, Beginning of Period	$15.47		$14.41		$16.79		$16.78		$15.15
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.16		0.15		0.15		0.19		0.23
Net Realized and Unrealized Gain (Loss)	1.55		0.93		(1.72)		1.15		1.42
Total from Investment Operations	1.71		1.08		(1.57)		1.34		1.65
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		(0.20)		(0.10)		(0.02)
Net Realized Gain	—		(0.02)		(0.61)		(1.23)		—
Total Distributions	(0.03)		(0.02)		(0.81)		(1.33)		(0.02)
Net Asset Value, End of Period	$17.15		$15.47		$14.41		$16.79		$16.78
Total Return(4)	11.07%		7.47	%(5)	(9.66)%		8.49%		10.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,605		$23,051		$24,544		$28,032		$29,025
Ratio of Expenses to Average Net Assets(8)	1.57	%(6)	1.52	%(6)	1.58	%(6)	1.57	%(6)	1.42	%(6)(7)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		N/A		1.49	%(6)(7)
Ratio of Net Investment Income to Average Net Assets(8)	1.00	%(6)	1.03	%(6)	0.93	%(6)	1.14	%(6)	1.44	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.02%		0.01%
Portfolio Turnover Rate	176%		103%		98%		62%		107%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.66%		1.64%		1.69%		1.70%		1.54%
Net Investment Income to Average Net Assets	0.91%		0.91%		0.82%		1.01%		1.32%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been 0.06% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.06% lower had the custodian not reimbursed the Fund.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 7.27%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.59% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.49% for Class L shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Financial Highlights

Global Strategist Portfolio

	Class C
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$15.42		$14.41		$16.03
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.11		0.10		0.03
Net Realized and Unrealized Gain (Loss)	1.55		0.93		(1.65)
Total from Investment Operations	1.66		1.03		(1.62)
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.02)		—
Net Asset Value, End of Period	$17.08		$15.42		$14.41
Total Return(5)	10.77%		7.13	%(6)	(10.11	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,386		$1,613		$1,363
Ratio of Expenses to Average Net Assets(10)	1.82	%(7)	1.81	%(7)	1.83	%(7)(9)
Ratio of Net Investment Income to Average Net Assets(10)	0.72	%(7)	0.71	%(7)	0.54	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01	%(9)
Portfolio Turnover Rate	176%		103%		98	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.02%		1.94%		2.28	%(9)
Net Investment Income to Average Net Assets	0.52%		0.58%		0.09	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.02% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.02% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 6.92%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Consolidated Financial Highlights

Global Strategist Portfolio

	Class IS
	Year Ended September 30,				Period from May 29, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)(3)		September 30, 2015(3)
Net Asset Value, Beginning of Period	$15.79		$14.59		$15.97
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.31		0.26		0.09
Net Realized and Unrealized Gain (Loss)	1.57		0.96		(1.47)
Total from Investment Operations	1.88		1.22		(1.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		—		—
Net Realized Gain	—		(0.02)		—
Total Distributions	(0.18)		(0.02)		—
Net Asset Value, End of Period	$17.49		$15.79		$14.59
Total Return(5)	12.08%		8.42	%(6)	(8.70	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$137		$143		$9
Ratio of Expenses to Average Net Assets(11)	0.69	%(7)	0.70	%(7)	0.71	%(7)(10)
Ratio of Net Investment Income to Average Net Assets(11)	1.88	%(7)	1.68	%(7)	1.66	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	176%		103%		98	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.17%		5.44%		16.27	%(10)
Net Investment Income (Loss) to Average Net Assets	0.40%		(3.06)%		(13.90	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.35% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 8.07%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares for sales to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

Effective October 3, 2016, the Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of September 30, 2017, the Subsidiary represented approximately $19,089,000 or approximately 5.64% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limita-

tions of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

(or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees;

(8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$222	$—	$222
Agency Fixed Rate Mortgages	—	9,237	—	9,237
Asset-Backed Securities	—	355	—	355
Collateralized Mortgage Obligations — Agency Collateral Series	—	175	—	175
Commercial Mortgage- Backed Securities	—	3,580	—	3,580
Corporate Bonds	—	37,612	—	37,612
Mortgages — Other	—	1,728	—	1,728
Sovereign	—	77,198	—	77,198
U.S. Treasury Securities	—	11,666	—	11,666
Total Fixed Income Securities	—	141,773	—	141,773
Common Stocks
Aerospace & Defense	922	—	—	922
Air Freight & Logistics	535	—	—	535
Airlines	166	—	—	166
Auto Components	1,485	—	—	1,485
Automobiles	5,348	—	—	5,348
Banks	25,498	—	—	25,498
Beverages	2,577	—	—	2,577
Biotechnology	1,294	—	—	1,294
Building Products	1,830	—	—	1,830
Capital Markets	3,816	—	—	3,816
Chemicals	4,437	—	—	4,437
Commercial Services & Supplies	855	—	—	855
Communications Equipment	703	—	—	703
Construction & Engineering	4,025	—	—	4,025
Construction Materials	528	—	—	528
Consumer Finance	3,763	—	—	3,763
Containers & Packaging	203	—	—	203
Distributors	9	—	—	9
Diversified Consumer Services	17	—	—	17
Diversified Financial Services	1,053	—	—	1,053
Diversified Telecommunication Services	3,047	788	—	3,835
Electric Utilities	2,177	—	—	2,177
Electrical Equipment	1,323	—	—	1,323

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Electronic Equipment, Instruments & Components	$1,340	$—		$—		$1,340
Energy Equipment & Services	466	—		—	†	466	†
Equity Real Estate Investment Trusts (REITs)	1,897	—		—		1,897
Food & Staples Retailing	2,836	—		—		2,836
Food Products	2,709	—		—		2,709
Gas Utilities	372	—		—		372
Health Care Equipment & Supplies	2,007	—		—		2,007
Health Care Providers & Services	1,274	—		—		1,274
Health Care Technology	35	—		—		35
Hotels, Restaurants & Leisure	2,613	—		—		2,613
Household Durables	986	—		—		986
Household Products	1,592	—		—		1,592
Independent Power and Renewable Electricity Producers	94	—		—		94
Industrial Conglomerates	1,778	—		—		1,778
Information Technology Services	3,975	—		—		3,975
Insurance	4,964	—		—		4,964
Internet & Direct Marketing Retail	938	—		—		938
Internet Software & Services	861	—		—		861
Leisure Products	19	—		—		19
Life Sciences Tools & Services	332	—		—		332
Machinery	3,356	—		—		3,356
Marine	223	—		—		223
Media	2,520	—		—		2,520
Metals & Mining	2,937	—	@	—		2,937
Multi-Line Retail	318	—		—		318
Multi-Utilities	1,325	—		—		1,325
Oil, Gas & Consumable Fuels	7,958	—		—	†	7,958	†
Paper & Forest Products	470	—		—		470
Personal Products	2,174	—		—		2,174
Pharmaceuticals	7,373	—		—		7,373
Professional Services	2,985	—		—		2,985
Real Estate Management & Development	1,464	—		—		1,464
Road & Rail	2,770	—		—		2,770
Semiconductors & Semiconductor Equipment	1,874	—		—	@	1,874
Software	2,649	—		—		2,649
Specialty Retail	1,339	—		—		1,339
Tech Hardware, Storage & Peripherals	2,222	—		—		2,222
Textiles, Apparel & Luxury Goods	2,170	—		—		2,170
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Thrifts & Mortgage Finance	$11	$—	$—		$11
Tobacco	1,591	—	—		1,591
Trading Companies & Distributors	1,458	—	—		1,458
Transportation Infrastructure	2,179	—	—		2,179
Water Utilities	67	—	—		67
Wireless Telecommunication Services	1,821	—	—		1,821
Total Common Stocks	149,953	788	—	@†	150,741 †
Short-Term Investments
Investment Company	39,976	—	—		39,976
U.S. Treasury Securities	—	3,417	—		3,417
Total Short-Term Investments	39,976	3,417	—		43,393
Foreign Currency Forward Exchange Contracts	—	2,839	—		2,839
Futures Contracts	1,494	—	—		1,494
Interest Rate Swap Agreements	—	442	—		442
Total Return Swap Agreements	—	165	—		165
Total Assets	191,423	149,424	—	@†	340,847 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(2,267)	—		(2,267)
Futures Contracts	(753)	—	—		(753)
Interest Rate Swap Agreements	—	(234)	—		(234)
Total Return Swap Agreements	—	(291)	—		(291)
Total Liabilities	(753)	(2,792)	—		(3,545)
Total	$190,670	$146,632	$—	@†	$337,302 †

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, securities with a total value of approximately $788,000 transferred from Level 1 to Level 2. Securities that were valued using unadjusted quoted prices at September 30, 2016 were valued using other significant observable inputs at September 30, 2017. As of September 30, 2017, a security valued at zero transferred from Level 1 to Level 3. The security that was valued using unadjusted quoted prices at September 30, 2016 was

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

valued using significant unobservable inputs at September 30, 2017.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)			Warrants (000)
Beginning Balance		$—	@†	$—	†
Purchases		—		—
Sales		—		—
Amortization of discount		—		—
Transfers in		—	†	—
Transfers out		—		—
Corporate actions		(125)		(—	@)
Change in unrealized appreciation (depreciation)		125		—	@
Realized gains (losses)		—		—
Ending Balance		$—	@†	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2017	$	(—	@)	$—

@  Value is less than $500.

†  Includes one or more securities which are valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

As of September 30, 2017, the Fund did not have any outstanding purchased options.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2017.

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$2,839
Futures Contract	Variation Margin on Futures Contracts	Commodity Risk	24	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	1,193	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	277	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	165
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	442	(a)
Total			$4,940
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(2,267)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(665	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(88	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(291)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(23)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(211	)(a)
Total			$(3,545)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2017 in accordance with ASC 815.
Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Options Purchased	$11	(b)
Currency Risk	Foreign Currency Forward Exchange Contracts	(273)
Commodity Risk	Futures Contracts	(500)
Equity Risk	Futures Contracts	9,070
Interest Rate Risk	Futures Contracts	2,985
Credit Risk	Swap Agreements	321
Interest Rate Risk	Swap Agreements	268
Equity Risk	Swap Agreements	(3,620)
Total		$8,262
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$(73	)(b)
Currency Risk	Foreign Currency Forward Exchange Contracts	412
Commodity Risk	Futures Contracts	24
Equity Risk	Futures Contracts	25
Interest Rate Risk	Futures Contracts	158
Equity Risk	Swap Agreements	(639)
Credit Risk	Swap Agreements	(108)
Interest Rate Risk	Swap Agreements	848
Total		$647

(b) Amounts are included in Investments in the Consolidated Statement of Operations.

At September 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(c)	Assets(d) (000)	Liabilities(d) (000)
Foreign Currency Forward Exchange Contracts	$2,839	$(2,267)
Swap Agreements	165	(314)
Total	$3,004	$(2,581)

(c) Excludes exchange traded derivatives.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$37		$	(— @)	$—	$37
Bank of America NA	17			(17)	—	0
Bank of Montreal	49			(12)	—	37
Barclays Bank PLC	101			(101)	—	0
BNP Paribas SA	110			(49)	(50)	11
Citibank NA	2,008			(1,641)	(266)	101
Commonwealth Bank of Australia	—	@		(— @)	—	0
Goldman Sachs International	133			(133)	—	0
HSBC Bank PLC	8			(8)	—	0
JPMorgan Chase Bank NA	484			(128)	(300)	56
State Street Bank and Trust Co.	4			(4)	—	0
UBS AG	53			(47)	—	6
Total	$3,004			$(2,140)	$(616)	$248

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Pledged (000)		Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$—	@	$	(— @)	$		$0
Bank of America NA	34			(17)		—	17
Bank of Montreal	12			(12)		—	0
Bank of New York Mellon	—	@		—		—	—	@
Barclays Bank PLC	106			(101)		—	5
BNP Paribas SA	340			(49)		—	291
Citibank NA	1,641			(1,641)		—	0
Commonwealth Bank of Australia	32			(— @)		—	32
Credit Suisse International	11			—		—	11
Goldman Sachs International	152			(133)		—	19
HSBC Bank PLC	46			(8)		—	38
JPMorgan Chase Bank NA	128			(128)		—	0
State Street Bank and Trust Co.	32			(4)		—	28
UBS AG	47			(47)		—	0
Total	$2,581			$(2,140)		$—	$441

@ Amount is less than $500.

For the year ended September 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$109,417,000
Futures Contracts:
Average monthly original value	$233,804,000
Swap Agreements:
Average monthly notional amount	$1,077,671,000
Options Purchased:
Average monthly notional amount	93,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A shares, 1.59% for Class L shares, 1.84% for Class C shares and 0.71% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2017, approximately $197,000 of advisory fees were waived and approximately $45,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $209,121,000 and $267,582,000, respectively. For the year ended September 30, 2017, purchases and sales of long-term U.S. Government securities were approximately $132,508,000 and $147,667,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $59,000 relating to the Fund's investment in the Liquidity Funds.

The Fund invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended September 30, 2017, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Emerging Markets Portfolio.

A summary of the Fund's transactions in share of the affiliated investments companies during the year ended September 30, 2017 are as follows:

Affiliated Investment Company	Value September 30, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,955	$274,993	$240,972	$242
Emerging Markets Fixed Income Opportunities Portfolio	113	—	114	—
	$6,068	$274,993	$241,086	$242
Affiliated Investment Company (cont'd)	Realized Loss (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2017 (000)
Liquidity Funds	$—	$—	$39,976
Emerging Markets Fixed Income Opportunities Portfolio	(18)	20	—
	$(18)	$20	$39,976

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,854	$—	$—	$425

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, tax adjustments on passive foreign investment companies sold by the Fund and tax adjustments related to the Subsidiary, resulted in the following reclassifications among the components of net assets at September 30, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(3,407)	$3,407	$—

At September 30, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,961	$16,271

During the year ended September 30, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $8,100,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Consolidated Financial Statements (cont'd)

facility. During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 50.3%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Global Strategist Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the years or periods indicated therein. These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Global Strategist Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and three-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2017. For corporate shareholders 49.53% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $4,586,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $374,000 and has derived net income from sources within foreign countries amounting to approximately $3,736,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
1942255 EXP 11.30.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Privacy Notice	34
Trustee and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in High Yield Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2017

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$1,041.00	$1,021.76	$3.38	$3.35	0.66%
High Yield Portfolio Class A	1,000.00	1,039.20	1,020.00	5.16	5.11	1.01
High Yield Portfolio Class L	1,000.00	1,037.80	1,018.75	6.44	6.38	1.26
High Yield Portfolio Class C	1,000.00	1,035.40	1,016.24	8.98	8.90	1.76
High Yield Portfolio Class IS	1,000.00	1,041.10	1,021.96	3.17	3.14	0.62

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

High Yield Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended September 30, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 9.40%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index (the "Index"), which returned 8.88%.

Factors Affecting Performance

•  The last year has been characterized by a steady grind tighter in credit markets, despite pockets of intra-year volatility as concerns about global growth, monetary policy, geopolitical tensions and commodities caused temporary market weaknesses. All of these periods, however, were brief and have resulted in positive performance in credit spreads over the period, as strong technicals and demand for the asset class mitigated any potential softness in the market.

•  U.S. Treasury yields rose over the period. They initially jumped after the election. Shorter maturities continued to rise as the Federal Reserve (Fed) increased the target federal funds rate by 75 basis points (bps) over the period. Longer maturity yields fluctuated in a relatively narrow band post-election. Over the 12-month reporting period, the U.S. high yield market, as represented by the Index, was 139 bps tighter on a spread basis, ending the period at 370 bps, while yields were tighter by 72 bps, ending the period at 5.45%.(1)

•  In the final quarter of 2016, the surprise Trump win in the United States dominated the news flow in November and pervasively impacted global rates, credit spreads and equity markets. Financial market conditions changed rapidly as investors priced in the inflationary impact of anticipated fiscal stimulus, reduced trade and a more aggressive Fed. Pro-growth rhetoric and continued demand for U.S. credit created a bullish environment for U.S. high yield credit in November 2016.

•  Economic fundamentals continued to be strong to start out 2017 and, despite posting negative returns in March, the U.S. high yield market returned 2.70% for the first quarter of 2017, as represented by the Index. The asset class finished the first quarter tighter on both a spread and yield basis, with spreads tightening by 29 bps to end March at 412 bps.(2) On a yield-to-worst basis, yields tightened 27 bps to 5.84%.(2)

•  The high yield corporate market continued to perform well in the second quarter of 2017, finishing the quarter tighter on both a spread and yield basis. U.S. high yield rallied during the second half of April 2017 as markets responded favorably to the first round of the French election outcome, a solid corporate earnings season and optimism surrounding Trump's tax plan proposal. Corporate credit markets remained intact in May 2017, as strong technicals helped credit spreads narrow modestly. Heading into June 2017, high yield came under pressure as declining commodity prices and idiosyncratic headwinds weighed modestly on the asset class. Despite this, the asset class posted total returns of 2.17% for the second quarter, as measured by the Index.(3)

•  Continuing into the third quarter of 2017, U.S. high yield outperformed the broader fixed income markets in July. Rising commodity prices and strong corporate earnings helped the U.S. high yield market produce total returns of 1.11% in July, as represented by the Index.(4) At July 2017 monetary meetings, the Fed and European Central Bank (ECB) followed their old scripts and indicated that any normalization will be very gradual.

•  In August 2017, after four consecutive months of strong performance and tighter spreads, U.S. high yield underperformed as political risks created international market unrest. Heavy supply and negative idiosyncratic headlines pushed spreads 43 bps wider by August 21 before rebounding to end the month 28 bps wider at 402 bps.(5) Nonetheless, total returns for the Index were only slightly negative, returning –0.04%.(6)

(1)  Source: Bloomberg Barclays. Data as of September 30, 2017.

(2)  Source: Bloomberg Barclays. Data as of March 31, 2017.

(3)  Source: Bloomberg Barclays. Data as of June 30, 2017.

(4)  Source: Bloomberg Barclays. Data as of July 31, 2017.

(5)  Source: Bloomberg Barclays. Data as of August 31, 2017.

(6)  Source: Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

•  In September 2017, yields around the world rose in response to more hawkish speeches by central bankers. U.S. Treasury 10-year yields rose 22 basis points and the Federal Open Market Committee (FOMC) left rates unchanged.(6) The U.S. high yield market erased its losses from August 2017, producing total returns of 0.90% for the month of September, extending its year-to-date returns to 7.00%, as measured by the Index. Primary market activity dominated the technical picture in September 2017, and the high yield market priced $37 billion new issue over the month, the heaviest since March 2017's $48 billion.(7) Year-to-date supply is up 15% year over year.(8)

•  Over the 12-month period, the largest contributor to relative performance was an overweight to capital goods, driven mainly by an overweight to diversified manufacturing and construction machinery. An overweight to transportation names was also a large driver of positive performance for the period.

•  An underweight to the communications sector was the largest detractor for the period. However, we continue to remain underweight this sector, as cable and wireless credits tend to have low coupon and long duration capital structures.

•  An off-benchmark allocation to bank loans was a positive contributor to relative performance.

Management Strategies

•  The Fund is focused on middle-market high yield credits, which we define as companies with $150 million to $1 billion of total debt outstanding. We believe that this segment of the high yield market offers attractive opportunities, as market participants (including asset managers and sell-side research analysts) do not cover it as closely as they do the largest high yield credits. This focus aided relative performance because the middle-market segment offered a yield advantage over the broader high yield market.

•  We remain focused on middle market-sized credits and maintain the Fund's overweight in B-rated and CCC-rated bonds, which we believe offer the best risk-adjusted return and less sensitivity to interest rate risk.

•  We continue to be overweight transports and building materials, and remain broadly underweight communications and financials, as much of the U.S. high yield financial universe tends to cater to subprime borrowers in some fashion.

(6)  Source: Bloomberg L.P.

(7)  Source: JP Morgan. Data as of September 30, 2017.

(8)  Source: Wells Fargo. Data as of September 30, 2017.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

*  Minimum Investment

**  Commenced operations on February 7, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg Barclays U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	9.40%	7.65%	—	8.74%
Fund — Class A Shares w/o sales charges(4)	9.04	7.27	—	8.38
Fund — Class A Shares with maximum 4.25% sales charges(4)	4.40	6.34	—	7.56
Fund — Class L Shares w/o sales charges(4)	8.75	7.01	—	8.11
Fund — Class C Shares w/o sales charges(6)	8.24	—	—	4.78
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	7.24	—	—	4.78
Fund — Class IS Shares w/o sales charges(5)	9.43	—	—	4.69
Bloomberg Barclays U.S. Corporate High Yield Index	8.88	6.36	—	7.06
Lipper High Current Yield Bond Funds Index	8.90	5.77	—	6.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on February 7, 2012.

(5)  Commenced operations on March 28, 2014.

(6)  Commenced operations on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.4%)
Corporate Bonds (89.6%)
Basic Materials (4.4%)
American Gilsonite Co.
17.00% Cash, 3.41% PIK, 12/31/21 (a)(b)(c)	$191	$217
Eco Services Operations LLC/Eco Finance Corp.
8.50%, 11/1/22 (a)	500	522
First Quantum Minerals Ltd.
7.50%, 4/1/25 (a)	600	616
Hexion, Inc.
10.00%, 4/15/20	750	722
Hudbay Minerals, Inc.
7.25%, 1/15/23 (a)	500	535
IAMGOLD Corp.
7.00%, 4/15/25 (a)	500	529
International Wire Group, Inc.
10.75%, 8/1/21 (a)	750	696
MSCI, Inc.
4.75%, 8/1/26 (a)	250	264
Prince Mineral Holding Corp.
11.50%, 12/15/19 (a)	850	888
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.
6.38%, 5/1/22 (a)	750	782
Versum Materials, Inc.
5.50%, 9/30/24 (a)	225	239
		6,010
Communications (6.3%)
Bankrate, Inc.
6.13%, 8/15/18 (a)	250	251
Block Communications, Inc.
6.88%, 2/15/25 (a)	750	818
Cable One, Inc.
5.75%, 6/15/22 (a)	350	367
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	750	751
CommScope Technologies LLC
5.00%, 3/15/27 (a)	400	402
CSC Holdings LLC
5.25%, 6/1/24	500	507
DISH DBS Corp.
7.75%, 7/1/26	250	288
EW Scripps Co. (The)
5.13%, 5/15/25 (a)	325	332
Gray Television, Inc.
5.88%, 7/15/26 (a)	550	568
Intelsat Jackson Holdings SA
8.00%, 2/15/24 (a)	500	539
Lamar Media Corp.
5.75%, 2/1/26	300	327
MDC Partners, Inc.
6.50%, 5/1/24 (a)	564	571
	Face Amount (000)	Value (000)
Midcontinent Communications/Midcontinent Finance Corp.
6.88%, 8/15/23 (a)	$600	$649
Netflix, Inc.
5.88%, 2/15/25	250	274
SFR Group SA
6.00%, 5/15/22 (a)	500	523
Sprint Communications, Inc.
6.00%, 11/15/22	500	536
T-Mobile USA, Inc.
5.38%, 4/15/27	375	405
Virgin Media Secured Finance PLC
5.50%, 8/15/26 (a)	450	475
		8,583
Consumer, Cyclical (19.1%)
Air Canada
7.75%, 4/15/21 (a)	500	571
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (a)	200	192
American Airlines Group, Inc.
5.50%, 10/1/19 (a)	500	526
American Greetings Corp.
7.88%, 2/15/25 (a)	750	816
Aramark Services, Inc.
4.75%, 6/1/26	250	264
Aston Martin Capital Holdings Ltd.
6.50%, 4/15/22 (a)	400	431
AV Homes, Inc.
6.63%, 5/15/22	750	774
Beacon Roofing Supply, Inc.
6.38%, 10/1/23	350	375
Beazer Homes USA, Inc.,
5.88%, 10/15/27 (a)(d)	425	426
8.75%, 3/15/22	500	554
Carrols Restaurant Group, Inc.,
8.00%, 5/1/22 (a)	150	160
8.00%, 5/1/22	500	534
CCM Merger, Inc.
6.00%, 3/15/22 (a)	500	518
Century Communities, Inc.
5.88%, 7/15/25 (a)	675	680
Chester Downs & Marina LLC/Chester Downs Finance Corp.
9.25%, 2/1/20 (a)	500	509
Cumberland Farms, Inc.
6.75%, 5/1/25 (a)	500	533
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 7/1/19 (a)	767	756
Eldorado Resorts, Inc.
6.00%, 4/1/25	750	791
EMI Music Publishing Group North America Holdings, Inc.
7.63%, 6/15/24 (a)	550	613

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
FelCor Lodging LP
6.00%, 6/1/25	$250	$269
Ferrellgas LP/Ferrellgas Finance Corp.
6.75%, 1/15/22	500	488
Gibson Brands, Inc.
8.88%, 8/1/18 (a)	900	729
Global Partners LP/GLP Finance Corp.
6.25%, 7/15/22	750	763
Golden Nugget, Inc.
8.75%, 10/1/25 (a)	900	918
Guitar Center, Inc.
6.50%, 4/15/19 (a)	500	456
Hanesbrands, Inc.
4.88%, 5/15/26 (a)	250	261
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%, 6/1/24 (a)	250	264
Lions Gate Entertainment Corp.
5.88%, 11/1/24 (a)	400	422
Mattamy Group Corp.
6.88%, 12/15/23 (a)	400	420
Meritor, Inc.
6.25%, 2/15/24	500	534
National CineMedia LLC
5.75%, 8/15/26	650	606
Neiman Marcus Group Ltd., LLC
8.75% Cash, 9.50% PIK, 10/15/21 (a)(b)	350	166
New Home Co., Inc. (The)
7.25%, 4/1/22	750	778
Oshkosh Corp.
5.38%, 3/1/22	250	260
Party City Holdings, Inc.
6.13%, 8/15/23 (a)	500	523
Penske Automotive Group, Inc.
3.75%, 8/15/20	350	358
Playa Resorts Holding BV
8.00%, 8/15/20 (a)	378	395
Rite Aid Corp.
6.13%, 4/1/23 (a)	750	731
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%, 8/15/21 (a)	750	759
RSI Home Products, Inc.
6.50%, 3/15/23 (a)	400	422
Sally Holdings LLC/Sally Capital, Inc.
5.63%, 12/1/25	500	515
Silversea Cruise Finance Ltd.
7.25%, 2/1/25 (a)	500	538
Sonic Automotive, Inc.
5.00%, 5/15/23	500	491
Speedway Motorsports, Inc.
5.13%, 2/1/23	350	363
	Face Amount (000)	Value (000)
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
5.88%, 5/15/25 (a)	$750	$739
Tempur Sealy International, Inc.
5.50%, 6/15/26	500	514
Titan International, Inc.
6.88%, 10/1/20	500	516
Tops Holding II Corp.,
8.75% Cash, 9.50% PIK, 6/15/18 (b)	175	160
Tops Holding LLC/Tops Markets II Corp.
8.00%, 6/15/22 (a)	800	536
VistaJet Malta Finance PLC/VistaJet Co., Finance LLC
7.75%, 6/1/20 (a)	950	860
Wolverine World Wide, Inc.
5.00%, 9/1/26 (a)	500	501
		26,278
Consumer, Non-Cyclical (14.0%)
Acadia Healthcare Co., Inc.,
5.13%, 7/1/22	250	260
5.63%, 2/15/23	250	264
ACCO Brands Corp.
5.25%, 12/15/24 (a)	500	520
Ahern Rentals, Inc.
7.38%, 5/15/23 (a)	650	598
Alere, Inc.,
6.38%, 7/1/23 (a)	200	216
7.25%, 7/1/18	300	301
APX Group, Inc.,
6.38%, 12/1/19	10	10
7.63%, 9/1/23 (a)	500	528
Beverages & More, Inc.
11.50%, 6/15/22 (a)	750	705
Central Garden & Pet Co.
6.13%, 11/15/23	350	375
Cenveo Corp.
6.00%, 8/1/19 (a)	750	598
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 4/15/25 (a)	525	574
Clearwater Seafoods, Inc.
6.88%, 5/1/25 (a)	300	319
CSVC Acquisition Corp.
7.75%, 6/15/25 (a)	500	491
DS Services of America, Inc.
10.00%, 9/1/21 (a)	217	230
Eagle Holding Co. II LLC
7.63% Cash, 8.38% PIK, 5/15/22 (a)(b)	200	208
Emeco Pty Ltd.,
Series B
9.25%, 3/31/22	162	165
Endo Dac/Endo Finance LLC/Endo Finco, Inc.
6.00%, 7/15/23 (a)	750	622

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Envision Healthcare Corp.,
5.63%, 7/15/22	$400	$418
6.25%, 12/1/24 (a)	250	269
FAGE International SA/FAGE USA Dairy Industry, Inc.
5.63%, 8/15/26 (a)	500	521
First Quality Finance Co., Inc.
5.00%, 7/1/25 (a)	500	517
Great Lakes Dredge & Dock Corp.
8.00%, 5/15/22	720	751
HCA, Inc.
5.25%, 6/15/26	250	270
Hertz Corp. (The),
5.88%, 10/15/20	750	748
7.63%, 6/1/22 (a)	250	258
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 8/1/23 (a)	500	524
Lamb Weston Holdings, Inc.
4.88%, 11/1/26 (a)	300	316
Live Nation Entertainment, Inc.
4.88%, 11/1/24 (a)	350	363
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC
5.50%, 4/15/25 (a)	500	454
MPH Acquisition Holdings LLC
7.13%, 6/1/24 (a)	150	162
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
5.88%, 1/15/24	450	479
Pinnacle Operating Corp.
9.00%, 11/15/20 (a)	400	343
Quintiles IMS, Inc.
4.88%, 5/15/23 (a)	250	261
Ritchie Bros Auctioneers, Inc.
5.38%, 1/15/25 (a)	375	398
Select Medical Corp.
6.38%, 6/1/21	500	517
Service Corp. International
5.38%, 1/15/22	250	258
SP Finco LLC
6.75%, 7/1/25 (a)	700	660
Spectrum Brands, Inc.
5.75%, 7/15/25	250	268
Team Health Holdings, Inc.
6.38%, 2/1/25 (a)	750	712
Teleflex, Inc.
4.88%, 6/1/26	200	209
Tenet Healthcare Corp.
7.00%, 8/1/25 (a)	300	283
TMS International Corp.
7.25%, 8/15/25 (a)	700	717
	Face Amount (000)	Value (000)
TreeHouse Foods, Inc.
6.00%, 2/15/24 (a)	$250	$268
United Rentals North America, Inc.
5.75%, 11/15/24	350	373
Valeant Pharmaceuticals International, Inc.,
5.88%, 5/15/23 (a)	500	443
6.13%, 4/15/25 (a)	250	220
Wells Enterprises, Inc.
6.75%, 2/1/20 (a)	294	303
		19,267
Diversified (0.4%)
PetSmart, Inc.
7.13%, 3/15/23 (a)	750	587
Energy (13.6%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.
7.88%, 12/15/24 (a)	500	542
American Midstream Partners LP/American Midstream Finance Corp.
8.50%, 12/15/21 (a)	750	778
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
6.38%, 5/1/24	350	382
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.13%, 11/15/22 (a)	550	573
Callon Petroleum Co.
6.13%, 10/1/24	650	676
Carrizo Oil & Gas, Inc.
6.25%, 4/15/23	800	816
Continental Resources, Inc.
5.00%, 9/15/22	250	255
Covey Park Energy LLC/Covey Park Finance Corp.
7.50%, 5/15/25 (a)	375	390
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.25%, 4/1/23	250	259
Denbury Resources, Inc.
5.50%, 5/1/22	1,000	576
Endeavor Energy Resources LP/EER Finance, Inc.,
7.00%, 8/15/21 (a)	250	260
8.13%, 9/15/23 (a)	750	810
Halcon Resources Corp.
6.75%, 2/15/25 (a)	500	520
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.00%, 12/1/24 (a)	500	493
5.75%, 10/1/25 (a)	250	254
Laredo Petroleum, Inc.,
5.63%, 1/15/22	250	253
6.25%, 3/15/23	450	466
Lonestar Resources America, Inc.
8.75%, 4/15/19 (a)	900	879
Matador Resources Co.
6.88%, 4/15/23	300	319

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Energy (cont'd)
Murphy Oil Corp.
5.75%, 8/15/25	$500	$516
Murphy Oil USA, Inc.
5.63%, 5/1/27	650	701
Newfield Exploration Co.
5.38%, 1/1/26	500	528
Northern Oil and Gas, Inc.
8.00%, 6/1/20	750	469
Pacific Drilling V Ltd.
7.25%, 12/1/17 (a)	600	249
Parsley Energy LLC/Parsley Finance Corp.
5.38%, 1/15/25 (a)	500	513
PDC Energy, Inc.
6.13%, 9/15/24	500	525
Rice Energy, Inc.
6.25%, 5/1/22	550	575
Rockies Express Pipeline LLC
6.88%, 4/15/40 (a)	400	446
Rowan Cos., Inc.
7.38%, 6/15/25	750	737
RSP Permian, Inc.,
5.25%, 1/15/25 (a)	250	255
6.63%, 10/1/22	500	526
SemGroup Corp.
7.25%, 3/15/26 (a)	400	404
SemGroup Corp./Rose Rock Finance Corp.
5.63%, 11/15/23	385	376
Seven Generations Energy Ltd.
5.38%, 9/30/25 (a)(d)	425	429
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 9/15/24 (a)	250	258
Vermilion Energy, Inc.
5.63%, 3/15/25 (a)	500	504
Whiting Petroleum Corp.
5.75%, 3/15/21	500	493
WildHorse Resource Development Corp.
6.88%, 2/1/25 (a)	750	751
		18,756
Finance (8.4%)
Baytex Energy Corp.
5.63%, 6/1/24 (a)	750	684
CNO Financial Group, Inc.
4.50%, 5/30/20	250	260
Compiler Finance Sub, Inc.
7.00%, 5/1/21 (a)	500	278
CTR Partnership LP/CareTrust Capital Corp.
5.25%, 6/1/25	500	516
DuPont Fabros Technology LP
5.63%, 6/15/23	162	173
Equinix, Inc.
5.38%, 5/15/27	200	218
	Face Amount (000)	Value (000)
Exela Intermediate LLC/Exela Finance, Inc.
10.00%, 7/15/23 (a)	$600	$593
Fly Leasing Ltd.
5.25%, 10/15/24	425	425
Genworth Holdings, Inc.
6.52%, 5/22/18	250	253
HUB International Ltd.
7.88%, 10/1/21 (a)	550	573
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.75%, 2/1/24	550	582
Infinity Acquisition LLC/Infinity Acquisition Finance Corp.
7.25%, 8/1/22 (a)	500	491
iStar, Inc.
6.50%, 7/1/21	500	524
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.
10.25%, 11/15/22 (a)	750	821
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.25%, 8/15/24 (a)	625	628
Kennedy-Wilson, Inc.
5.88%, 4/1/24	250	258
MGIC Investment Corp.
5.75%, 8/15/23	400	441
MPT Operating Partnership LP/MPT Finance Corp.,
5.00%, 10/15/27	650	668
6.38%, 3/1/24	250	271
NewStar Financial, Inc.
7.25%, 5/1/20	400	414
Post Holdings, Inc.
5.00%, 8/15/26 (a)	200	200
Provident Funding Associates LP/PFG Finance Corp.
6.38%, 6/15/25 (a)	500	526
Radian Group, Inc.,
4.50%, 10/1/24	350	358
7.00%, 3/15/21	197	224
Starwood Property Trust, Inc.
5.00%, 12/15/21	250	262
USIS Merger Sub, Inc.
6.88%, 5/1/25 (a)	725	740
Valvoline, Inc.
5.50%, 7/15/24 (a)	200	214
		11,595
Industrials (18.7%)
Apex Tool Group LLC
7.00%, 2/1/21 (a)	700	651
ARD Finance SA
7.13% Cash, 7.88% PIK, 9/15/23 (b)	600	644
Artesyn Embedded Technologies, Inc.
9.75%, 10/15/20 (a)	753	761
Atrium Windows & Doors, Inc.
7.75%, 5/1/19 (a)	775	787

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Belden, Inc.
5.25%, 7/15/24 (a)	$500	$524
BlueLine Rental Finance Corp./BlueLine Rental LLC
9.25%, 3/15/24 (a)	750	809
Builders FirstSource, Inc.
5.63%, 9/1/24 (a)	425	451
BWAY Holding Co.
7.25%, 4/15/25 (a)	800	826
CD&R Waterworks Merger Sub LLC
6.13%, 8/15/25 (a)	500	514
CEVA Group PLC
4.00%, 5/1/18 (a)	750	735
Cleaver-Brooks, Inc.
8.75%, 12/15/19 (a)	750	771
Coveris Holdings SA
7.88%, 11/1/19 (a)	650	643
CPG Merger Sub LLC
8.00%, 10/1/21 (a)	750	778
CTP Transportation Products LLC/CTP Finance, Inc.
8.25%, 12/15/19 (a)	750	711
EnPro Industries, Inc.,
5.88%, 9/15/22 (a)	200	210
5.88%, 9/15/22	352	369
Flex Acquisition Co., Inc.
6.88%, 1/15/25 (a)	500	520
Flexi-Van Leasing, Inc.
7.88%, 8/15/18 (a)	1,000	1,005
GCP Applied Technologies, Inc.
9.50%, 2/1/23 (a)	500	566
Gibraltar Industries, Inc.
6.25%, 2/1/21	361	372
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.
7.38%, 12/15/23 (a)	600	652
JB Poindexter & Co., Inc.
9.00%, 4/1/22 (a)	350	367
JPW Industries Holding Corp.
9.00%, 10/1/24 (a)	900	925
Kenan Advantage Group, Inc. (The)
7.88%, 7/31/23 (a)	750	774
Koppers, Inc.
6.00%, 2/15/25 (a)	500	539
Kratos Defense & Security Solutions, Inc.
7.00%, 5/15/19	500	514
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 2/15/21	500	514
MasTec, Inc.
4.88%, 3/15/23	500	514
Michael Baker Holdings LLC/Michael Baker Finance Corp.
8.88% Cash, 9.63% PIK, 4/15/19 (a)(b)	784	785
	Face Amount (000)	Value (000)
Michael Baker International LLC/CDL Acquisition Co., Inc.
8.25%, 10/15/18 (a)	$350	$352
Multi-Color Corp.
4.88%, 11/1/25 (a)(d)	650	659
Novelis Corp.
5.88%, 9/30/26 (a)	225	229
Park Aerospace Holdings Ltd.
5.25%, 8/15/22 (a)	250	261
Plastipak Holdings, Inc.
6.50%, 10/1/21 (a)	350	362
SAExploration Holdings, Inc.
10.00% Cash, 11.00% PIK, 4/14/19 (a)(b)	1,158	781
SBA Communications Corp.
4.88%, 9/1/24	300	309
Standard Industries, Inc.
5.00%, 2/15/27 (a)	500	522
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 7/15/23	500	530
syncreon Group BV/syncreon Global Finance US, Inc.
8.63%, 11/1/21 (a)	450	372
Techniplas LLC
10.00%, 5/1/20 (a)	750	529
TriMas Corp.
4.88%, 10/15/25 (a)	350	353
TTM Technologies, Inc.
5.63%, 10/1/25 (a)	350	355
Tutor Perini Corp.
6.88%, 5/1/25 (a)	200	218
US Concrete, Inc.
6.38%, 6/1/24	500	541
XPO Logistics, Inc.
6.13%, 9/1/23 (a)	350	367
Zachry Holdings, Inc.
7.50%, 2/1/20 (a)	750	776
		25,747
Technology (3.5%)
BCP Singapore VI Cayman Financing Co., Ltd.
8.00%, 4/15/21 (a)	600	592
Boxer Parent Co., Inc.
9.00% Cash, 9.75% PIK, 10/15/19 (a)(b)	500	501
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%, 3/1/25 (a)	350	358
DynCorp International, Inc.
10.38% Cash, 1.50% PIK, 11/30/20 (b)	808	863
First Data Corp.
7.00%, 12/1/23 (a)	350	375
Harland Clarke Holdings Corp.
6.88%, 3/1/20 (a)	500	516

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Technology (cont'd)
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.
6.00%, 7/15/25 (a)	$500	$526
RP Crown Parent LLC
7.38%, 10/15/24 (a)	500	513
Western Digital Corp.
7.38%, 4/1/23 (a)	500	549
		4,793
Utilities (1.2%)
Calpine Corp.
5.75%, 1/15/25	500	474
Dynegy, Inc.
7.38%, 11/1/22	500	522
LBC Tank Terminals Holding Netherlands BV
6.88%, 5/15/23 (a)	500	528
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 3/1/25	70	65
		1,589
		123,205
Sovereign (0.6%)
Shape Technologies Group, Inc.
7.63%, 2/1/20 (a)	770	799
Variable Rate Senior Loan Interests (8.2%)
Consumer, Cyclical (2.8%)
BJ's Wholesale Club, Inc., 2nd Lien Term
1 Month LIBOR + 7.50%, 8.73%, 2/3/25	1,000	959
Checkers Holdings, Inc., Term Loan
1 Month LIBOR + 4.25%, 5.49%, 4/25/24	798	800
Commercial Vehicle Group, Inc., Term B
1 Month LIBOR + 6.00%, 7.24%, 4/12/23	646	649
Neiman Marcus Group Ltd. LLC, Term Loan
1 Month LIBOR + 3.25%, 4.48%, 10/25/20	495	370
Sesac Holdco II, LLC, 2nd Lien Term
1 Month LIBOR + 7.25%, 8.49%, 2/10/25	1,000	997
		3,775
Energy (0.7%)
Gavilan Resources, LLC, 2nd Lien Term
1 Month LIBOR + 6.00%, 7.23%, 3/1/24	1,000	974
Industrials (4.2%)
American Bath Group, LLC, Term B
3 Month LIBOR + 5.25%, 6.58%, 9/30/23	992	999
Associated Asphalt Partners, LLC, Term B
1 Month LIBOR + 5.25%, 6.49%, 4/5/24	998	983
Commercial Barge Line Co., 1st Lien Term
1 Month LIBOR + 8.75%, 9.99%, 11/12/20	463	369
	Face Amount (000)	Value (000)
Coveris Holdings S.A., Term B
3 Month LIBOR + 4.25%, 5.58%, 6/29/22	$296	$295
Gruden Acquisition, Inc., Term Loan
3 Month LIBOR + 5.50%, 6.83%, 8/18/22	491	486
Harsco Corp., Term B
1 Month LIBOR + 5.00%, 6.25%, 11/2/23	397	403
Kemet Electronic Corp., Term B
1 Month LIBOR + 6.00%, 7.24%, 4/26/24	988	994
SAExploration Holdings, Inc., Term Loan
10.00%, 6/28/23	750	742
syncreon Global Finance, Inc., Term B
1 Month LIBOR + 4.25%, 1.00%, 10/28/20 (e)	500	441
		5,712
Technology (0.5%)
Solera, LLC, Term B
1 Month LIBOR + 3.25%, 4.49%, 3/3/23	744	748
		11,209
Total Fixed Income Securities (Cost $133,684)		135,213
	Shares
Common Stocks (0.3%)
Auto Components (0.0%)
Exide Technologies (f)	592	—	@
Equity Real Estate Investment Trusts (REITs) (0.2%)
American Gilsonite Co. (c)(f)(g) (acquisition cost — $—; acquired 3/30/17)	500	225
Machinery (0.1%)
Iracore International Holdings, Inc., Class A (f)	470	79
Semiconductors & Semiconductor Equipment (0.0%)
UC Holdings, Inc. (c)(f)	2,826	67
Trading Companies & Distributors (0.0%)
Emeco Holdings Ltd. (Australia) (f)	430,643	64
Total Common Stocks (Cost $179)		435
Participation Note (0.0%)
Semiconductors & Semiconductor Equipment (0.0%)
UC Holdings, Inc. Equity Linked Notes, expires 9/23/20 (c)(f) (Cost $—)	2,802	17
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,425)	1,424,903	1,425
Total Investments (99.7%) (Cost $135,288) (h)		137,090
Other Assets in Excess of Liabilities (0.3%)		442
Net Assets (100.0%)		$137,532

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

High Yield Portfolio

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)  Security has been deemed illiquid at September 30, 2017.

(d)  When-issued security.

(e)  Unsettled Position. The contract rate does not take effect until settlement date.

(f)  Non-income producing security.

(g)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2017, amounts to approximately $225,000 and represents 0.2% of net assets.

(h)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $135,348,000. The aggregate gross unrealized appreciation is approximately $4,947,000 and the aggregate gross unrealized depreciation is approximately $3,205,000, resulting in net unrealized appreciation of approximately $1,742,000.

@  Value is less than $500.

LIBOR  London Interbank Offered Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	19.1%
Industrials	18.8
Consumer, Non-Cyclical	14.1
Energy	13.7
Other*	11.4
Finance	8.4
Variable Rate Senior Loan Interests	8.2
Communications	6.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $133,863)	$135,665
Investment in Security of Affiliated Issuer, at Value (Cost $1,425)	1,425
Total Investments in Securities, at Value (Cost $135,288)	137,090
Interest Receivable	2,447
Receivable for Investments Sold	655
Receivable for Fund Shares Sold	90
Receivable from Affiliate	1
Other Assets	44
Total Assets	140,327
Liabilities:
Payable for Investments Purchased	2,620
Bank Overdraft	35
Payable for Advisory Fees	23
Payable for Professional Fees	22
Payable for Sub Transfer Agency Fees — Class I	9
Payable for Sub Transfer Agency Fees — Class A	10
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	14
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Administration Fees	9
Payable for Fund Shares Redeemed	7
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Custodian Fees	6
Other Liabilities	30
Total Liabilities	2,795
Net Assets	$137,532
Net Assets Consist Of:
Paid-in-Capital	$135,319
Accumulated Undistributed Net Investment Income	1,336
Accumulated Net Realized Loss	(925)
Unrealized Appreciation (Depreciation) on:
Investments	1,802
Net Assets	$137,532

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

High Yield Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2017 (000)
CLASS I:
Net Assets	$64,007
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,307,820
Net Asset Value, Offering and Redemption Price Per Share	$10.15
CLASS A:
Net Assets	$68,878
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,798,636
Net Asset Value, Redemption Price Per Share	$10.13
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.45
Maximum Offering Price Per Share	$10.58
CLASS L:
Net Assets	$502
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	49,527
Net Asset Value, Offering and Redemption Price Per Share	$10.13
CLASS C:
Net Assets	$3,585
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	354,297
Net Asset Value, Offering and Redemption Price Per Share	$10.12
CLASS IS:
Net Assets	$560
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	55,214
Net Asset Value, Offering and Redemption Price Per Share	$10.15

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$9,666
Dividends from Security of Affiliated Issuer (Note G)	6
Total Investment Income	9,672
Expenses:
Advisory Fees (Note B)	757
Shareholder Services Fees — Class A (Note D)	160
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	32
Sub Transfer Agency Fees — Class I	54
Sub Transfer Agency Fees — Class A	90
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	2
Professional Fees	135
Administration Fees (Note C)	101
Registration Fees	69
Pricing Fees	35
Shareholder Reporting Fees	31
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	11
Trustees' Fees and Expenses	6
Other Expenses	31
Expenses Before Non Operating Expenses	1,537
Bank Overdraft Expense	15
Total Expenses	1,552
Waiver of Advisory Fees (Note B)	(394)
Reimbursement of Class Specific Expenses — Class I (Note B)	(46)
Reimbursement of Class Specific Expenses — Class A (Note B)	(11)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	1,094
Net Investment Income	8,578
Realized Gain:
Investments Sold	1,665
Change in Unrealized Appreciation (Depreciation):
Investments	668
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,333
Net Increase in Net Assets Resulting from Operations	$10,911

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,578	$6,893
Net Realized Gain (Loss)	1,665	(1,143)
Net Change in Unrealized Appreciation (Depreciation)	668	5,881
Net Increase in Net Assets Resulting from Operations	10,911	11,631
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,652)	(2,238)
Class A:
Net Investment Income	(4,011)	(3,747)
Class L:
Net Investment Income	(34)	(47)
Class C:
Net Investment Income	(176)	(123)
Class IS:
Net Investment Income	(290)	(464)
Total Distributions	(8,163)	(6,619)
Capital Share Transactions:(1)
Class I:
Subscribed	27,882	41,355
Distributions Reinvested	3,649	2,236
Redeemed	(18,735)	(9,900)
Class A:
Subscribed	22,224	20,138
Distributions Reinvested	3,981	3,727
Redeemed	(17,894)	(21,559)
Class L:
Exchanged	—	99
Distributions Reinvested	34	47
Redeemed	(172)	(624)
Class C:
Subscribed	1,040	2,155
Distributions Reinvested	173	121
Redeemed	(605)	(752)
Class IS:
Subscribed	3,090	13,688
Redeemed	(16,337)	(1,580)
Net Increase in Net Assets Resulting from Capital Share Transactions	8,330	49,151
Total Increase in Net Assets	11,078	54,163
Net Assets:
Beginning of Period	126,454	72,291
End of Period (Including Accumulated Undistributed Net Investment Income of $1,336 and $918)	$137,532	$126,454
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,777	4,503
Shares Issued on Distributions Reinvested	365	237
Shares Redeemed	(1,874)	(1,053)
Net Increase in Class I Shares Outstanding	1,268	3,687
Class A:
Shares Subscribed	2,219	2,115
Shares Issued on Distributions Reinvested	399	395
Shares Redeemed	(1,791)	(2,267)
Net Increase in Class A Shares Outstanding	827	243

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016 (000)
Class L:
Shares Exchanged	—	10
Shares Issued on Distributions Reinvested	3	5
Shares Redeemed	(17)	(65)
Net Decrease in Class L Shares Outstanding	(14)	(50)
Class C:
Shares Subscribed	103	228
Shares Issued on Distributions Reinvested	17	13
Shares Redeemed	(60)	(81)
Net Increase in Class C Shares Outstanding	60	160
Class IS:
Shares Subscribed	310	1,500
Shares Redeemed	(1,645)	(169)
Net Increase (Decrease) in Class IS Shares Outstanding	(1,335)	1,331

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$9.92		$9.80		$10.73		$11.00		$10.71
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.70		0.67		0.71		0.75		0.81
Net Realized and Unrealized Gain (Loss)	0.20		0.13		(0.92)		0.25		0.55
Total from Investment Operations	0.90		0.80		(0.21)		1.00		1.36
Distributions from and/or in Excess of:
Net Investment Income	(0.67)		(0.68)		(0.66)		(0.77)		(0.81)
Net Realized Gain	—		—		(0.06)		(0.50)		(0.26)
Total Distributions	(0.67)		(0.68)		(0.72)		(1.27)		(1.07)
Net Asset Value, End of Period	$10.15		$9.92		$9.80		$10.73		$11.00
Total Return(3)	9.40%		8.72%		(2.10)%		9.48%		13.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$64,007		$49,990		$13,255		$13,300		$12,678
Ratio of Expenses to Average Net Assets(7)	0.66	%(4)	0.66	%(4)(5)	0.74	%(4)	0.75	%(4)	0.75	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.65	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(7)	7.01	%(4)	7.09	%(4)(5)	6.88	%(4)	6.89	%(4)	7.42	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	73%		74%		62%		96%		227%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06%		1.02%		1.17%		1.85%		3.16%
Net Investment Income to Average Net Assets	6.61%		6.73%		6.45%		5.79%		5.01%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.75% for Class I shares.

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$9.90		$9.78		$10.72		$10.99		$10.71
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.67		0.64		0.66		0.65		0.77
Net Realized and Unrealized Gain (Loss)	0.20		0.12		(0.92)		0.31		0.55
Total from Investment Operations	0.87		0.76		(0.26)		0.96		1.32
Distributions from and/or in Excess of:
Net Investment Income	(0.64)		(0.64)		(0.62)		(0.73)		(0.78)
Net Realized Gain	—		—		(0.06)		(0.50)		(0.26)
Total Distributions	(0.64)		(0.64)		(0.68)		(1.23)		(1.04)
Net Asset Value, End of Period	$10.13		$9.90		$9.78		$10.72		$10.99
Total Return(3)	9.04%		8.24%		(2.43)%		9.15%		13.01%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,878		$59,139		$56,042		$40,157		$1,092
Ratio of Expenses to Average Net Assets(8)	1.01	%(4)	1.02	%(4)(6)	1.10	%(4)	1.02	%(4)	1.01	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(8)	6.65	%(4)	6.76	%(4)(6)	6.49	%(4)	5.99	%(4)	7.04	%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	73%		74%		62%		96%		227%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34%		1.33%		1.53%		2.06%		4.22%
Net Investment Income to Average Net Assets	6.32%		6.45%		6.06%		4.95%		3.83%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class A shares.

(6)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares. Prior to January 4, 2016, the maximum ratio was 1.10% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$9.91		$9.78		$10.72		$10.99		$10.70
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.64		0.62		0.64		0.67		0.75
Net Realized and Unrealized Gain (Loss)	0.19		0.13		(0.93)		0.27		0.56
Total from Investment Operations	0.83		0.75		(0.29)		0.94		1.31
Distributions from and/or in Excess of:
Net Investment Income	(0.61)		(0.62)		(0.59)		(0.71)		(0.76)
Net Realized Gain	—		—		(0.06)		(0.50)		(0.26)
Total Distributions	(0.61)		(0.62)		(0.65)		(1.21)		(1.02)
Net Asset Value, End of Period	$10.13		$9.91		$9.78		$10.72		$10.99
Total Return(3)	8.75%		7.95%		(2.70)%		8.88%		12.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$502		$628		$1,111		$1,519		$326
Ratio of Expenses to Average Net Assets(8)	1.26	%(4)	1.28	%(4)(6)	1.35	%(4)	1.35	%(4)	1.26	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%(4)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(8)	6.40	%(4)	6.51	%(4)(6)	6.25	%(4)	6.14	%(4)	6.90	%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	73%		74%		62%		96%		227%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90%		1.83%		1.84%		2.52%		4.11%
Net Investment Income to Average Net Assets	5.76%		5.96%		5.76%		4.97%		4.05%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class L shares.

(6)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.35% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

High Yield Portfolio

	Class C
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$9.89		$9.78		$10.39
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.59		0.57		0.24
Net Realized and Unrealized Gain (Loss)	0.20		0.12		(0.62)
Total from Investment Operations	0.79		0.69		(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.58)		(0.23)
Net Asset Value, End of Period	$10.12		$9.89		$9.78
Total Return(4)	8.24%		7.47%		(3.75	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,585		$2,908		$1,309
Ratio of Expenses to Average Net Assets(10)	1.76	%(5)	1.77	%(5)(6)	1.84	%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.75	%(5)	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(10)	5.90	%(5)	6.00	%(5)(6)	5.60	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	73%		74%		62	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.09%		2.12%		2.15	%(9)
Net Investment Income to Average Net Assets	5.57%		5.65%		5.29	%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.85% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

High Yield Portfolio

	Class IS
	Year Ended September 30,						Period from March 28, 2014(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		September 30, 2014
Net Asset Value, Beginning of Period	$9.92		$9.79		$10.74		$10.98
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.69		0.67		0.69		0.37
Net Realized and Unrealized Gain (Loss)	0.21		0.14		(0.92)		(0.27)
Total from Investment Operations	0.90		0.81		(0.23)		0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.67)		(0.68)		(0.66)		(0.34)
Net Realized Gain	—		—		(0.06)		—
Total Distributions	(0.67)		(0.68)		(0.72)		(0.34)
Net Asset Value, End of Period	$10.15		$9.92		$9.79		$10.74
Total Return(4)	9.43%		8.75%		(2.17)%		0.89	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$560		$13,789		$574		$10
Ratio of Expenses to Average Net Assets(10)	0.62	%(5)	0.62	%(5)(6)	0.72	%(5)	0.72	%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.62	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(10)	6.93	%(5)	7.05	%(5)(6)	6.75	%(5)	6.66	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	73%		74%		62%		96	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%		0.93%		1.57%		15.70	%(9)
Net Investment Income (Loss) to Average Net Assets	6.56%		6.74%		5.90%		(8.32	)%(9)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class IS shares. Prior to January 4, 2016, the maximum ratio was 0.72% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Fund seeks total return. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—		$123,205	$—	$123,205
Sovereign	—		799	—	799
Variable Rate Senior Loan Interests	—		11,209	—	11,209
Total Fixed Income Securities	—		135,213	—	135,213
Common Stocks
Auto Components	—	@	—	—	—	@
Equity Real Estate Investment Trusts (REITs)	—		225	—	225
Machinery	—		79	—	79
Semiconductors & Semiconductor Equipment	—		67	—	67
Trading Companies & Distributors	64		—	—	64
Total Common Stocks	64		371	—	435
Participation Note	—		17	—	17
Short-Term Investment
Investment Company	1,425		—	—	1,425
Total Assets	$1,489		$135,601	$—	$137,090

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, securities with a total value of approximately $17,000 transferred from Level 3 to Level 2. Securities that were valued using significant unobservable inputs at September 30, 2016 were valued using other significant observable inputs at September 30, 2017.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporate Bond (000)		Participation Note (000)
Beginning Balance	$—	†	$—	†
Purchases	—		—
Sales	—		—
Amortization of discount	2		—
Transfers in	—		—
Transfers out	—		(17)
	Corporate Bond (000)	Participation Note (000)
Corporate actions	$—	$—
Change in unrealized appreciation (depreciation)	95	17
Realized gains (losses)	(97)	—
Ending Balance	$—	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2017	$—	$17

†  Includes one security which is valued at zero.

3.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

  The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Fund.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.65% for Class I shares, 1.00% for Class A shares, 1.25% for Class L shares, 1.75% for Class C shares and 0.62% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2017, approximately $394,000 of advisory fees were waived and approximately $62,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $96,883,000 and $91,555,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2017 is as follows:

Affiliated Investment Company	Value September 30, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$399	$43,602	$42,576	$6
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2017 (000)
Liquidity Funds	$—	$—	$1,425

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$8,163	$—	$6,619	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to paydown adjustments and adjustments on defaulted bonds sold, resulted in the following reclassifications among the components of net assets at September 30, 2017:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$3	$(3)	$—

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

At September 30, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,336	$—

At September 30, 2017, the Fund had available for federal income tax purposes unused long term capital losses of approximately $863,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $1,555,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 72.6%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and three-year periods and the period since the end of February 2012, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average and that its actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
1934330 EXP 11.30.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Mid Cap Growth Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	27
Investment Advisory Agreement Approval	28
Federal Tax Notice	30
Privacy Notice	31
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Mid Cap Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2017

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
Mid Cap Growth Portfolio Class I	$1,000.00	$1,159.60	$1,022.06	$3.25	*	$3.04	*	0.60%
Mid Cap Growth Portfolio Class A	1,000.00	1,158.10	1,020.46	4.98	*	4.66	*	0.92
Mid Cap Growth Portfolio Class L	1,000.00	1,154.20	1,017.00	8.69	*	8.14	*	1.61
Mid Cap Growth Portfolio Class C	1,000.00	1,026.40	1,010.36	6.43	**	6.38	**	1.90
Mid Cap Growth Portfolio Class IS	1,000.00	1,159.80	1,021.86	3.47	*	3.24	*	0.64

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 122/365 (to reflect the actual days in the period).

***  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Fund seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 16.16%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 17.82%.

Factors Affecting Performance

•  The 12-month period was largely supportive to equity prices. Optimism for stocks was fueled by steady economic growth in the U.S. and rebounding growth abroad, healthy corporate earnings reports and expectations that the Trump administration's fiscal agenda could boost the economy and inflation as the Federal Reserve continued to wind down its monetary stimulus.

•  Eight of the 11 sectors in the Index delivered double-digit gains over the period, led by the utilities, financials and information technology (IT) sectors. Conversely, the energy and consumer staples sectors recorded losses within the Index while the consumer discretionary sector was the third-weakest sector.

•  The Growth Team seeks high-quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the benchmark this period primarily due to unfavorable stock selection. However, sector allocations contributed positively.

•  Stock selection in the IT sector drove nearly all of the Fund's relative underperformance. The three largest detractors in the Fund for the period were from the IT sector: a cloud-based storage services company, a global communications platform and an online survey developer. An overweight position in the sector contributed positively to performance, somewhat mitigating the negative impact of stock selection there.

•  Stock selection in the industrials sector detracted from relative returns, to a lesser extent than the IT sector.

•  The consumer discretionary sector was the largest positive contributor to performance, with relative gains from both stock selection and an underweight allocation in the sector. An electric car maker was the leading contributor within the sector and was also the top contributor in the overall Fund for the period.

•  A significant underweight in the consumer staples sector and no exposure to the energy sector were advantageous to relative results, as these areas were the two weakest-performing segments in the Index for the period.

Management Strategies

•  Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund; accordingly, we have had very little turnover in the Fund to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we believe are high-quality companies with diverse business drivers not tied to a particular market environment.

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended September 30, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	16.16%	8.75%	5.44%	11.81%
Fund — Class A Shares w/o sales charges(5)	15.85	8.46	5.17	9.15
Fund — Class A Shares with maximum 5.25% sales charges(5)	9.78	7.30	4.60	8.86
Fund — Class L Shares w/o sales charges(6)	15.07	7.83	—	8.05
Fund — Class C Shares w/o sales charges(8)	—	—	—	2.64
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	—	—	—	1.64
Fund — Class IS Shares w/o sales charges(7)	16.24	—	—	4.39
Russell Midcap® Growth Index	17.82	14.18	8.20	10.43
Lipper Multi-Cap Growth Funds Index	21.03	14.32	7.58	9.35

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Periods less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  Commenced operations on June 14, 2012.

(7)  Commenced operations on September 13, 2013.

(8)  Commenced operations on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (97.6%)
Aerospace & Defense (4.9%)
TransDigm Group, Inc.	114,721	$29,328
Biotechnology (1.7%)
Alnylam Pharmaceuticals, Inc. (a)	47,218	5,548
Intrexon Corp. (a)(b)	78,851	1,499
Juno Therapeutics, Inc. (a)	73,119	3,280
		10,327
Capital Markets (7.6%)
MSCI, Inc.	184,739	21,596
S&P Global, Inc.	155,443	24,297
		45,893
Construction Materials (3.1%)
Martin Marietta Materials, Inc.	45,814	9,448
Vulcan Materials Co.	79,080	9,458
		18,906
Consumer Finance (1.1%)
LendingClub Corp. (a)	1,115,314	6,792
Electronic Equipment, Instruments & Components (0.7%)
Cognex Corp.	36,182	3,990
Health Care Equipment & Supplies (4.7%)
DexCom, Inc. (a)(b)	135,983	6,653
Intuitive Surgical, Inc. (a)	20,760	21,713
		28,366
Health Care Technology (11.6%)
athenahealth, Inc. (a)	310,976	38,673
Veeva Systems, Inc., Class A (a)	552,930	31,191
		69,864
Information Technology Services (3.5%)
Gartner, Inc. (a)	171,829	21,377
Internet & Direct Marketing Retail (3.6%)
Expedia, Inc.	149,698	21,548
Internet Software & Services (14.1%)
Angi Homeservices, Inc., Class A	1,728,934	21,543
Survey Monkey, Inc. (a)(c)(d)(e) (acquisition cost — $28,952; acquired 11/25/14)	1,760,030	11,528
Twitter, Inc. (a)	1,325,499	22,361
Zillow Group, Inc., Class C (a)	741,804	29,828
		85,260
Life Sciences Tools & Services (6.1%)
Illumina, Inc. (a)	183,358	36,525
Machinery (6.7%)
Fortive Corp.	89,904	6,364
Welbilt, Inc. (a)	1,469,588	33,874
		40,238
Multi-Line Retail (3.0%)
Dollar Tree, Inc. (a)	205,393	17,832
	Shares	Value (000)
Professional Services (7.1%)
IHS Markit Ltd. (a)	472,079	$20,809
Verisk Analytics, Inc. (a)	265,369	22,076
		42,885
Software (16.0%)
Atlassian Corp., PLC, Class A (United Kingdom) (a)	183,864	6,463
ServiceNow, Inc. (a)	185,986	21,859
Snap, Inc., Class A (a)(b)	119,653	1,740
Splunk, Inc. (a)	319,963	21,255
Take-Two Interactive Software, Inc. (a)	231,381	23,654
Workday, Inc., Class A (a)	204,408	21,542
		96,513
Specialty Retail (1.1%)
L Brands, Inc.	154,640	6,435
Textiles, Apparel & Luxury Goods (1.0%)
Under Armour, Inc., Class C (a)(b)	382,437	5,744
Total Common Stocks (Cost $498,037)		587,823
Short-Term Investments (8.3%)
Securities held as Collateral on Loaned Securities (5.5%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	27,615,812	27,616
	Face Amount (000)
Repurchase Agreement (0.9%)
Merrill Lynch & Co., Inc., (1.07%, dated 9/29/17, due 10/2/17; proceeds $5,699; fully collateralized by a U.S. Government agency; 4.00% due 4/20/47; valued at $5,812)	$5,698	5,698
Total Securities held as Collateral on Loaned Securities (Cost $33,314)		33,314
	Shares
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $17,125)	17,124,818	17,125
Total Short-Term Investments (Cost $50,439)		50,439
Total Investments Excluding Purchased Options (105.9%) (Cost $548,476)		638,262
Total Purchased Options Outstanding (0.1%) (Cost $928)		259
Total Investments (106.0%) (Cost $549,404) Including $31,563 of Securities Loaned (f)		638,521
Liabilities in Excess of Other Assets (–6.0%)		(35,932)
Net Assets (100.0%)		$602,589

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2017.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

(c)  At September 30, 2017, the Fund held a fair valued security valued at approximately $11,528,000, representing 1.9% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(d)  Security has been deemed illiquid at September 30, 2017.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2017, amounts to approximately $11,528,000 and represents 1.9% of net assets.

(f)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $572,896,000. The aggregate gross unrealized appreciation is approximately $105,652,000 and the aggregate gross unrealized depreciation is approximately $40,026,000, resulting in net unrealized appreciation of approximately $65,626,000.

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2017:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Appreciation (Depreciation) (000)
Royal Bank of Scotland	USD/CNH	CNH	7.55	Aug-18	114,738,765	114,739	$258	$608	$(350)
Royal Bank of Scotland	USD/CNY	CNY	7.40	Nov-17	95,336,273	95,336	1	320	(319)
							$259	$928	$(669)

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	31.0%
Software	16.0
Internet Software & Services	14.1
Health Care Technology	11.5
Capital Markets	7.6
Professional Services	7.1
Machinery	6.7
Life Sciences Tools & Services	6.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2017.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $504,663)	$593,780
Investment in Security of Affiliated Issuer, at Value (Cost $44,741)	44,741
Total Investments in Securities, at Value (Cost $549,404)	638,521
Cash	208
Dividends Receivable	1,005
Receivable for Fund Shares Sold	130
Receivable from Securities Lending	52
Receivable from Affiliate	17
Other Assets	305
Total Assets	640,238
Liabilities:
Collateral on Securities Loaned, at Value	33,522
Payable for Fund Shares Redeemed	1,105
Payable for Investments Purchased	1,029
Payable for Advisory Fees	765
Due to Broker	470
Payable for Sub Transfer Agency Fees — Class I	91
Payable for Sub Transfer Agency Fees — Class A	67
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Trustees' Fees and Expenses	107
Payable for Shareholder Services Fees — Class A	61
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	40
Payable for Professional Fees	35
Payable for Transfer Agency Fees — Class I	9
Payable for Transfer Agency Fees — Class A	17
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	2
Payable for Custodian Fees	11
Other Liabilities	309
Total Liabilities	37,649
Net Assets	$602,589
Net Assets Consist Of:
Paid-in-Capital	$318,846
Accumulated Net Investment Loss	(3,386)
Accumulated Undistributed Net Realized Gain	198,012
Unrealized Appreciation (Depreciation) on:
Investments	89,117
Net Assets	$602,589

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Mid Cap Growth Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2017 (000)
CLASS I:
Net Assets	$242,140
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,857,169
Net Asset Value, Offering and Redemption Price Per Share	$22.30
CLASS A:
Net Assets	$289,123
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	14,515,678
Net Asset Value, Redemption Price Per Share	$19.92
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.10
Maximum Offering Price Per Share	$21.02
CLASS L:
Net Assets	$8,091
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	430,420
Net Asset Value, Offering and Redemption Price Per Share	$18.79
CLASS C:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	517
Net Asset Value, Offering and Redemption Price Per Share	$19.85
CLASS IS:
Net Assets	$63,225
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,818,987
Net Asset Value, Offering and Redemption Price Per Share	$22.43
(1) Including: Securities on Loan, at Value:	$31,563

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Mid Cap Growth Portfolio

Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$4,983
Income from Securities Loaned — Net	1,384
Dividends from Security of Affiliated Issuer (Note G)	142
Total Investment Income	6,509
Expenses:
Advisory Fees (Note B)	3,703
Shareholder Services Fees — Class A (Note D)	842
Distribution and Shareholder Services Fees — Class L (Note D)	62
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Sub Transfer Agency Fees — Class I	232
Sub Transfer Agency Fees — Class A	353
Sub Transfer Agency Fees — Class L	16
Sub Transfer Agency Fees — Class C	—	@
Administration Fees (Note C)	593
Registration Fees	128
Professional Fees	126
Transfer Agency Fees — Class I (Note E)	28
Transfer Agency Fees — Class A (Note E)	56
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class C (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	10
Shareholder Reporting Fees	37
Custodian Fees (Note F)	26
Trustees' Fees and Expenses	24
Pricing Fees	3
Other Expenses	82
Expenses Before Non Operating Expenses	6,326
Bank Overdraft Expense	32
Total Expenses	6,358
Rebate from Morgan Stanley Affiliate (Note G)	(47)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Net Expenses	6,310
Net Investment Income	199
Realized Gain:
Investments Sold	311,792
Foreign Currency Transactions	15
Net Realized Gain	311,807
Change in Unrealized Appreciation (Depreciation):
Investments	(249,571)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	62,236
Net Increase in Net Assets Resulting from Operations	$62,435

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$199	$1,385
Net Realized Gain	311,807	298,773
Net Change in Unrealized Appreciation (Depreciation)	(249,571)	(417,181)
Net Increase (Decrease) in Net Assets Resulting from Operations	62,435	(117,023)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(158,083)	(213,404)
Class A:
Net Realized Gain	(165,422)	(107,999)
Class L:
Net Realized Gain	(3,634)	(1,556)
Class IS:
Net Realized Gain	(24,994)	(132,809)
Total Distributions	(352,133)	(455,768)
Capital Share Transactions:(1)
Class I:
Subscribed	37,850	99,014
Distributions Reinvested	151,514	195,833
Redeemed	(373,738)	(1,632,976)
Class A:
Subscribed	28,273	46,654
Distributions Reinvested	163,817	104,817
Redeemed	(250,783)	(546,761)
Class L:
Distributions Reinvested	3,515	1,516
Redeemed	(2,689)	(2,529)
Class C:
Subscribed	10 *	—
Class IS:
Subscribed	38,668	206,340
Distributions Reinvested	24,876	123,359
Redeemed	(202,040)	(1,010,792)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(380,727)	(2,415,525)
Total Decrease in Net Assets	(670,425)	(2,988,316)
Net Assets:
Beginning of Period	1,273,014	4,261,330
End of Period (Including Accumulated Net Investment Loss of $(3,386) and $(23,543))	$602,589	$1,273,014
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,827	3,169
Shares Issued on Distributions Reinvested	8,618	5,943
Shares Redeemed	(17,277)	(51,617)
Net Decrease in Class I Shares Outstanding	(6,832)	(42,505)
Class A:
Shares Subscribed	1,503	1,631
Shares Issued on Distributions Reinvested	10,408	3,386
Shares Redeemed	(13,489)	(18,183)
Net Decrease in Class A Shares Outstanding	(1,578)	(13,166)
Class L:
Shares Issued on Distributions Reinvested	235	50
Shares Redeemed	(145)	(87)
Net Increase (Decrease) in Class L Shares Outstanding	90	(37)
Class C:
Shares Subscribed	1 *	—
Class IS:
Shares Subscribed	1,742	6,353
Shares Issued on Distributions Reinvested	1,407	3,735
Shares Redeemed	(7,194)	(33,413)
Net Decrease in Class IS Shares Outstanding	(4,045)	(23,325)

*  For the period May 31, 2017 through September 30, 2017.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$31.85		$35.96		$44.73		$44.24		$35.34
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.05		0.03		(0.16)		0.09		0.10
Net Realized and Unrealized Gain (Loss)	1.99		0.18		(2.33)		3.04		10.10
Total from Investment Operations	2.04		0.21		(2.49)		3.13		10.20
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.09)		—		(0.12)
Net Realized Gain	(11.59)		(4.32)		(6.19)		(2.64)		(1.18)
Total Distributions	(11.59)		(4.32)		(6.28)		(2.64)		(1.30)
Net Asset Value, End of Period	$22.30		$31.85		$35.96		$44.73		$44.24
Total Return(3)	16.16%		0.19%		(6.18)%		7.25%		29.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$242,140		$563,397		$2,164,565		$4,708,900		$5,174,440
Ratio of Expenses to Average Net Assets(7)	0.72	%(4)	0.73	%(4)	0.74	%(4)	0.75	%(4)	0.70	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.71	%(4)	N/A		N/A		N/A		0.71	%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	0.21	%(4)	0.09	%(4)	(0.39	)%(4)	0.19	%(4)	0.27	%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	59%		23%		27%		45%		52%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.72%		0.74%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.21%		0.08%		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Mid Cap Growth Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$29.86		$34.06		$42.70		$42.46		$34.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)		(0.05)		(0.26)		(0.03)		0.01
Net Realized and Unrealized Gain (Loss)	1.68		0.17		(2.19)		2.91		9.70
Total from Investment Operations	1.65		0.12		(2.45)		2.88		9.71
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.10)
Net Realized Gain	(11.59)		(4.32)		(6.19)		(2.64)		(1.18)
Total Distributions	(11.59)		(4.32)		(6.19)		(2.64)		(1.28)
Net Asset Value, End of Period	$19.92		$29.86		$34.06		$42.70		$42.46
Total Return(3)	15.85%		(0.12)%		(6.40)%		6.95%		29.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$289,123		$480,488		$996,553		$1,859,126		$2,171,493
Ratio of Expenses to Average Net Assets(7)	1.01	%(4)	0.99	%(4)	1.00	%(4)	1.00	%(4)	0.95	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%(4)	N/A		N/A		N/A		0.96	%(4)(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.17	)%(4)	(0.17	)%(4)	(0.65	)%(4)	(0.07	)%(4)	0.02	%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	59%		23%		27%		45%		52%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01%		1.00%		N/A		N/A		N/A
Net Investment Loss to Average Net Assets	(0.16)%		(0.18)%		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Mid Cap Growth Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$29.01		$33.39		$42.20		$42.20		$33.97
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.16)		(0.22)		(0.46)		(0.26)		(0.15)
Net Realized and Unrealized Gain (Loss)	1.53		0.16		(2.16)		2.90		9.63
Total from Investment Operations	1.37		(0.06)		(2.62)		2.64		9.48
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.07)
Net Realized Gain	(11.59)		(4.32)		(6.19)		(2.64)		(1.18)
Total Distributions	(11.59)		(4.32)		(6.19)		(2.64)		(1.25)
Net Asset Value, End of Period	$18.79		$29.01		$33.39		$42.20		$42.20
Total Return(3)	15.07%		(0.73)%		(6.94)%		6.40%		28.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,091		$9,874		$12,600		$16,817		$17,190
Ratio of Expenses to Average Net Assets(7)	1.63	%(4)	1.60	%(4)	1.55	%(4)	1.55	%(4)	1.46	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.63	%(4)	N/A		N/A		N/A		1.46	%(4)(5)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.85	)%(4)	(0.76	)%(4)	(1.20	)%(4)	(0.60	)%(4)	(0.41	)%(4)(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	59%		23%		27%		45%		52%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.64%		1.61%		N/A		N/A		N/A
Net Investment Loss to Average Net Assets	(0.86)%		(0.77)%		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Mid Cap Growth Portfolio

	Class C
Selected Per Share Data and Ratios	Period from May 31, 2017(1) to September 30, 2017
Net Asset Value, Beginning of Period	$19.34
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)
Net Realized and Unrealized Gain	0.60
Total from Investment Operations	0.51
Net Asset Value, End of Period	$19.85
Total Return(3)	2.64	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets(8)	1.90	%(4)(7)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.90	%(4)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(1.34	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	59	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	15.31	%(7)
Net Investment Loss to Average Net Assets	(14.75	)%(7)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Mid Cap Growth Portfolio

	Class IS
	Year Ended September 30,								Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		September 30, 2013
Net Asset Value, Beginning of Period	$31.94		$36.03		$44.80		$44.25		$43.74
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.04		0.07		(0.10)		0.18		(0.00	)(4)
Net Realized and Unrealized Gain (Loss)	2.04		0.16		(2.33)		3.01		0.51
Total from Investment Operations	2.08		0.23		(2.43)		3.19		0.51
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.15)		—		—
Net Realized Gain	(11.59)		(4.32)		(6.19)		(2.64)		—
Total Distributions	(11.59)		(4.32)		(6.34)		(2.64)		—
Net Asset Value, End of Period	$22.43		$31.94		$36.03		$44.80		$44.25
Total Return(5)	16.24%		0.25%		(6.02)%		7.39%		1.17	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$63,225		$219,255		$1,087,612		$662,560		$10
Ratio of Expenses to Average Net Assets(11)	0.65	%(6)	0.61	%(6)	0.61	%(6)	0.61	%(6)	0.49	%(6)(7)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.65	%(6)	N/A		N/A		N/A		0.58	%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	0.18	%(6)	0.22	%(6)	(0.25	)%(6)	0.41	%(6)	(0.22	)%(6)(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	59%		23%		27%		45%		52	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.65%		0.62%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.18%		0.21%		N/A		N/A		N/A

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Fund seeks long-term capital growth. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

On May 31, 2017, the Fund recommenced offering Class I, Class A and Class IS shares and commenced offering Class C shares. The Fund has suspended offering Class L shares for the sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$29,328	$—	$—	$29,328
Biotechnology	10,327	—	—	10,327
Capital Markets	45,893	—	—	45,893
Construction Materials	18,906	—	—	18,906
Consumer Finance	6,792	—	—	6,792
Electronic Equipment, Instruments & Components	3,990	—	—	3,990
Health Care Equipment & Supplies	28,366	—	—	28,366
Health Care Technology	69,864	—	—	69,864
Information Technology Services	21,377	—	—	21,377
Internet & Direct Marketing Retail	21,548	—	—	21,548
Internet Software & Services	73,732	—	11,528	85,260
Life Sciences Tools & Services	36,525	—	—	36,525
Machinery	40,238	—	—	40,238
Multi-Line Retail	17,832	—	—	17,832
Professional Services	42,885	—	—	42,885
Software	96,513	—	—	96,513
Specialty Retail	6,435	—	—	6,435
Textiles, Apparel & Luxury Goods	5,744	—	—	5,744
Total Common Stocks	576,295	—	11,528	587,823
Call Options Purchased	—	259	—	259
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$44,741	$—	$—	$44,741
Repurchase Agreement	—	5,698	—	5,698
Total Short-Term Investments	44,741	5,698	—	50,439
Total Assets	$621,036	$5,957	$11,528	$638,521

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stock (000)	Preferred Stock (000)
Beginning Balance	$68,563	$5,031	$29,549
Purchases	—	—	—
Sales	(31,271)	(3,001)	(34,924)
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	(23,127)	(1,666)	(16,542)
Realized gains (losses)	(2,637)	(364)	21,917
Ending Balance	$11,528	$—	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2017	$(6,336)	$—	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2017. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at September 30, 2017 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet Software & Services
Common Stock	$11,528	Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.0	x	9.2	x	4.6	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$259	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(1,546)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$249(c)

(c) Amounts are included in Investments in the Statement of Operations.

At September 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$259	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$259	$—	$(259)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	157,824,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$31,563	(f)	$—	$(31,563	)(g)(h)	$0

(f) Represents market value of loaned securities at period end.

(g) The Fund received cash collateral of approximately $33,522,000, of which approximately $33,314,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2017, there was uninvested cash of approximately $208,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $121,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$33,522	$—	$—	$—	$33,522
Total Borrowings	$33,522	$—	$—	$—	$33,522
Gross amount of recognized liabilities for securities lending transactions					$33,522

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2017, approximately $1,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $429,202,000 and $1,134,649,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2017.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $47,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2017 is as follows:

Affiliated Investment Company	Value September 30, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$83,604	$597,850	$636,713	$142
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2017 (000)
Liquidity Funds	$—	$—	$44,741

During the year ended September 30, 2017, the Fund incurred approximately $10,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

tax years in the four-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From:		2016 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$352,133	$—	$455,768

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at September 30, 2017:

Net Investment Loss (000)	Accumulated Accumulated Net Realized Gain (000)	Undistributed Paid-in- Capital (000)
$19,958	$(16,053)	$(3,905)

At September 30, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$221,500

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended September 30,

2017, the Fund deferred to October 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$3,111	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.1%.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not obtained. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2017.

The Fund designated and paid approximately $352,133,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2017. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $4,597,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
1934339 EXP 11.30.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Short Duration Income Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	33
Investment Advisory Agreement Approval	34
Privacy Notice	36
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Short Duration Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2017

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Expense Example (unaudited)

Short Duration Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Short Duration Income Portfolio Class I	$1,000.00	$1,011.70	$1,023.31	$1.77	$1.78	0.35%
Short Duration Income Portfolio Class A	1,000.00	1,010.40	1,022.06	3.02	3.04	0.60
Short Duration Income Portfolio Class L	1,000.00	1,009.20	1,020.81	4.28	4.31	0.85
Short Duration Income Portfolio Class C	1,000.00	1,006.70	1,018.20	6.89	6.93	1.37
Short Duration Income Portfolio Class IS	1,000.00	1,012.00	1,023.51	1.56	1.57	0.31

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

Short Duration Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.29%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the ICE BofAML 1-Year U.S. Treasury Note Index (the "Index"), which returned 0.60%.

Factors Affecting Performance

•  Benign economic performance of major countries and low interest rates, due to continued aggressive central bank actions, led to strong demand for bonds that offer additional yields over government securities. The result was strong performance in most credit sectors. The Fund benefited from short maturity exposures to these better-performing credit sectors — namely, investment-grade corporates, asset-backed securities, and non-agency residential and commercial mortgage-backed securities.

•  U.S. Treasury yields rose over the period. They initially jumped after the election. Shorter maturities continued to rise as the Federal Reserve (Fed) increased the target fed funds rate by 75 basis points over the period. Longer maturity yields fluctuated in a relatively narrow band post-election. The impact on the Fund was small, as its duration was close to one year (the same as the benchmark) throughout the period. The Fund's interest rate exposures are managed, in part, using Treasury futures.

•  The Fund also benefited from the receipt of proceeds from legal settlements, as described below.

•  There were no material detractors from performance on both an absolute and relative basis in this reporting period.

•  During fiscal year 2017, the Fund received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2017 fiscal year total return would have been 1.78% for Class I shares as of September 30, 2017. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Management Strategies

•  The Fed has appeared to shift its reaction function, i.e., how its policy decisions will be made based on the economic climate. The big change is that the Fed is underweighting the sharp drop in inflation since February 2017, calling it "noise" and overweighting market indicators such as equities, credit spreads, level of the U.S. dollar and level of Treasury yields (a.k.a. financial conditions) under the guise of financial stability. Financial conditions have been loosening for most of 2017 despite hikes by the Fed, which would suggest that Fed policy should be even tighter.

•  We expect more clarity in the near future on tax reform. The White House's tax proposals provided broad directions, but details remains to be hashed out. Since Congress will likely use reconciliation to pass tax reform, the debate must solidify soon so that major tax measures could be passed with the budget bill in November 2017. Market odds of tax reform passage have declined substantially.

•  Either event — a change in Fed reaction function or a surprisingly strong tax bill — could lead to higher Treasury yields and a stronger U.S. dollar. This could also lead to wider spreads, especially for sectors that are dollar-sensitive, such as emerging market debt and export-dependent corporates. As a result, we think it is best to approach risk-taking cautiously.

•  The Fund's exposures to credit sectors are in short maturity bonds. In our view, these securities usually offer an attractive risk/reward trade-off, as a large amount of spread widening would need to occur to overcome their yield advantage. As a result, we have continued to maintain credit exposures in the Fund, despite our less positive overall views on credit sectors.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the ICE BofAML 1-Year U.S. Treasury Note Index(1), the Short Duration Income Blend Index(2), and the Lipper Short Investment Grade Debt Funds Index(3)

	Period Ended September 30, 2017 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	2.29%	2.55%	0.27%	3.13%
Fund — Class A Shares w/o sales charges(6)	2.15	2.27	0.02	0.02
Fund — Class L Shares w/o sales charges(7)	1.90	1.94	—	1.99
Fund — Class C Shares w/o sales charges(8)	1.34	—	—	2.71
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	0.34	—	—	2.71
Fund — Class IS Shares w/o sales charges(9)	2.46	—	—	5.73
ICE BofAML 1-Year U.S. Treasury Note Index	0.60	0.39	1.05	—
Short Duration Income Blend Index	0.60	0.74	2.01	4.01
Lipper Short Investment Grade Debt Funds Index	1.44	1.28	2.22	3.85

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charge and expenses.

(1)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 1-Year U.S. Treasury note Index tracks one-year U.S. government securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Short Duration Income Blend Index is a performance linked benchmark of the old represented by Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (benchmark that tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency, and corporate issues in the 1-3 Year maturity range) for periods from the Fund's inception to January 8, 2016, to the new represented by ICE BofAML 1-Year U.S. Treasury Note Index (benchmark that tracks one-year U.S. government securities) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

represented in this Index. As of the date of this report, the Fund was in the Lipper Short Investment Grade Debt Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on March 31, 1992.

(6)  Commenced operations on September 28, 2007.

(7)  Commenced operations on April 27, 2012.

(8)  Commenced operations on April 30, 2015.

(9)  Commenced operations on January 11, 2016.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (93.4%)
Agency Adjustable Rate Mortgages (1.1%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
2.97%, 6/1/38	$385	$407
3.04%, 1/1/36	472	500
3.08%, 7/1/38	501	529
3.14%, 3/1/37	647	683
		2,119
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed) (0.3%)
Safina Ltd.
2.00%, 12/30/23	540	537
Agency Fixed Rate Mortgages (1.6%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.50%, 12/1/24	470	499
6.50%, 9/1/19 - 4/1/24	2	2
7.50%, 11/1/19 - 5/1/35	32	38
8.00%, 8/1/32	19	23
8.50%, 8/1/31	19	23
Federal National Mortgage Association,
Conventional Pools:
4.50%, 6/1/24 - 7/1/24	708	747
5.00%, 12/1/23 - 12/1/24	381	404
6.00%, 9/1/37	93	106
6.50%, 2/1/28 - 10/1/32	253	277
7.00%, 7/1/29 - 3/1/37	303	342
7.50%, 8/1/37	44	53
8.00%, 4/1/33	81	98
8.50%, 10/1/32	35	44
Government National Mortgage Association,
Various Pools:
6.00%, 11/15/38	145	164
8.50%, 7/15/30	81	92
		2,912
Asset-Backed Securities (17.1%)
Ally Auto Receivables Trust,
1.47%, 4/15/20	556	556
1.75%, 12/15/21	730	729
AMSR Trust
1 Month LIBOR + 1.40%, 2.63%, 11/17/33 (a)(b)	600	606
AVANT Loans Funding Trust
7.80%, 9/15/20 (a)	448	455
Bayview Opportunity Master Fund IIIa Trust
3.10%, 9/28/32 (a)	650	650
Bayview Opportunity Master Fund IVb Trust,
3.50%, 1/28/55 (a)(b)	373	384
3.60%, 1/28/32 (a)	379	379
BMW Vehicle Lease Trust
1.98%, 5/20/20	775	777
	Face Amount (000)	Value (000)
CAM Mortgage Trust
4.00%, 1/15/56 (a)	$50	$51
CLUB Credit Trust,
2.39%, 4/17/23 (a)	303	303
2.42%, 9/15/23 (a)	450	450
Colony American Homes,
1 Month LIBOR + 1.15%, 2.38%, 5/17/31 (a)(b)	377	379
1 Month LIBOR + 2.80%, 4.03%, 5/17/31 (a)(b)	550	554
1 Month LIBOR + 3.00%, 4.23%, 7/17/32 (a)(b)	600	608
1 Month LIBOR + 3.20%, 4.44%, 7/17/31 (a)(b)	448	451
Conn Funding II LP
2.73%, 7/15/19 (a)	197	197
Ford Credit Auto Owner Trust
2.26%, 11/15/25 (a)	1,165	1,174
GCAT LLC
3.23%, 5/25/22 (a)	560	564
GMAT Trust
4.25%, 9/25/20 (a)	284	284
Green Tree Agency Advance Funding Trust I
2.38%, 10/15/48 (a)	600	597
Hyundai Auto Receivables Trust
1.77%, 1/18/22	700	700
Invitation Homes Trust,
1 Month LIBOR + 1.35%, 2.58%, 6/17/32 (a)(b)	389	392
1 Month LIBOR + 2.75%, 3.98%, 8/17/32 (a)(b)	666	676
1 Month LIBOR + 3.15%, 4.38%, 6/17/32 (a)(b)	600	607
Lehman Manufactured Housing Asset-Backed
6.64%, 7/15/28	104	105
Mariner Finance Issuance Trust
3.62%, 2/20/29 (a)	550	554
Marlette Funding Trust
2.83%, 3/15/24 (a)	378	380
Mercedes-Benz Auto Lease Trust
1.35%, 8/15/19	621	619
Nationstar HECM Loan Trust,
2.24%, 6/25/26 (a)(b)	159	161
2.82%, 9/25/27 (a)(b)	250	250
2.94%, 5/25/27 (a)	600	602
Nissan Auto Lease Trust
1.91%, 4/15/20	670	671
Nissan Auto Receivables Owner Trust
1.75%, 10/15/21	780	779
North Carolina State Education Assistance Authority
3 Month USD LIBOR + 0.80%, 2.11%, 7/25/25 (b)	357	357

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
Oak Hill Advisors Residential Loan Trust
3.00%, 6/25/57 (a)	$249	$250
Ocwen Master Advance Receivables Trust,
2.50%, 9/15/48 (a)	400	400
2.72%, 8/16/49 (a)	600	601
OSCAR US Funding Trust VII LLC
0.00%, 11/10/20 (a)(b)	220	220
Panhandle-Plains Higher Education Authority, Inc.
3 Month USD LIBOR + 0.95%, 2.25%, 7/1/24 (b)	85	86
PFS Financing Corp.
2.57%, 7/15/22 (a)	460	458
Pretium Mortgage Credit Partners I LLC
3.25%, 8/27/32 (a)	636	636
Pretium Mortgage Credit Partners LLC,
3.25%, 3/28/57 (a)	448	449
3.50%, 10/27/31 - 4/29/32(a)	818	823
PRPM LLC
4.00%, 9/27/21 (a)	278	278
RCO Mortgage LLC
3.38%, 8/25/22 (a)	686	689
SBA Small Business Investment Cos.
2.25%, 9/10/22	511	512
Skopos Auto Receivables Trust
5.43%, 12/15/23 (a)	517	521
SPS Servicer Advance Receivables Trust
2.53%, 11/16/48 (a)	700	694
Stanwich Mortgage Loan Co., LLC
3.60%, 3/16/22 (a)	302	302
Sunset Mortgage Loan Co., LLC
3.50%, 6/15/47 (a)	560	561
Towd Point Mortgage Trust
2.75%, 4/25/57 (a)(b)	185	187
Velocity Commercial Capital Loan Trust
1 Month LIBOR + 1.80%, 3.04%, 10/25/46 (b)	296	300
Verizon Owner Trust,
1.68%, 5/20/21 (a)	610	608
2.06%, 9/20/21 (a)	375	376
VOLT LIV LLC
3.50%, 2/25/47 (a)	296	299
VOLT LIX LLC
3.25%, 5/25/47 (a)	370	372
VOLT LV LLC
3.50%, 3/25/47 (a)	543	548
VOLT LVI LLC
3.50%, 3/25/47 (a)	516	521
VOLT LX LLC
3.25%, 4/25/59 (a)	419	421
VOLT LXI LLC
3.13%, 6/25/47 (a)	535	538
VOLT LXII LLC
3.13%, 9/25/47 (a)	500	501
	Face Amount (000)	Value (000)
VOLT NPL X LLC
4.75%, 10/26/54 (a)	$37	$37
VOLT XIX LLC
5.00%, 4/25/55 (a)	200	201
VOLT XXII LLC
4.25%, 2/25/55 (a)	199	201
VOLT XXV LLC
3.50%, 6/26/45 (a)	526	528
World Omni Auto Receivables Trust
1.49%, 12/15/20	1,725	1,724
		31,843
Collateralized Mortgage Obligations — Agency Collateral Series (2.7%)
Federal Home Loan Mortgage Corporation,
1.44%, 1/25/19	94	94
1.56%, 10/25/18	81	81
1.62%, 9/25/18	197	196
1.78%, 10/25/20	337	336
1.88%, 5/25/19	843	844
2.06%, 10/25/20	413	414
2.09%, 3/25/19	265	266
2.26%, 10/25/20	187	188
2.30%, 9/25/18	320	322
2.32%, 10/25/18	280	281
3.03%, 10/25/20 (b)	483	496
REMIC
7.50%, 9/15/29	625	723
Federal National Mortgage Association,
1 Month LIBOR + 0.22%, 1.46%, 6/25/18 (b)	32	32
1.55%, 4/25/18	112	111
1.63%, 2/25/18	121	121
2.17%, 9/25/19 (b)	549	552
		5,057
Commercial Mortgage-Backed Securities (0.7%)
Citigroup Commercial Mortgage Trust
2.11%, 1/12/30 (a)	156	156
Cosmopolitan Hotel Trust
1 Month LIBOR + 1.40%, 2.63%, 11/15/33 (a)(b)	533	537
Hudsons Bay Simon JV Trust
1 Month LIBOR + 1.58%, 2.81%, 8/5/34 (a)(b)	185	186
JP Morgan Chase Commercial Mortgage Securities Trust
1 Month LIBOR + 0.98%, 2.21%, 7/15/31 (a)(b)	24	24
TRU Trust
1 Month LIBOR + 2.25%, 3.48%, 11/15/30 (a)(b)	424	418
		1,321
Corporate Bonds (66.0%)
Finance (30.3%)
ABN Amro Bank N.V.
2.10%, 1/18/19 (a)	1,175	1,180

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
ABN Amro Bank N.V.
2.50%, 10/30/18 (a)	$630	$635
American Express Credit Corp.,
Series G
1.80%, 7/31/18	425	425
2.25%, 8/15/19	675	681
ANZ New Zealand Int'l Ltd.
2.20%, 7/17/20 (a)	680	681
Bank of America Corp.,
MTN
2.63%, 10/19/20	780	789
Bank of Montreal,
3 Month USD LIBOR + 0.25%, 1.57%, 9/11/19 (b)	945	945
MTN
1.50%, 7/18/19	375	373
Bank of New York Mellon Corp. (The),
MTN
2.45%, 11/27/20	525	531
Bank of Nova Scotia (The),
1.95%, 1/15/19	725	728
2.15%, 7/14/20	430	431
BB&T Corp.,
MTN
2.25%, 2/1/19	580	584
Berkshire Hathaway Finance Corp.
1.70%, 3/15/19	500	501
BNP Paribas SA,
MTN
2.70%, 8/20/18	830	838
BNZ International Funding Ltd.
2.35%, 3/4/19 (a)	650	654
BPCE SA,
MTN
2.25%, 1/27/20	600	602
Branch Banking & Trust Co.
2.10%, 1/15/20	1,000	1,004
Canadian Imperial Bank of Commerce
2.10%, 10/5/20	840	840
Capital One Financial Corp.
2.45%, 4/24/19	1,005	1,012
Citibank NA
2.10%, 6/12/20	830	832
Citigroup, Inc.,
2.05%, 6/7/19	1,100	1,101
2.45%, 1/10/20	475	479
Commonwealth Bank of Australia
2.50%, 9/20/18	600	605
Credit Agricole SA
2.13%, 4/17/18 (a)	775	777
	Face Amount (000)	Value (000)
Credit Suisse AG,
Series G
2.30%, 5/28/19	$650	$654
Danske Bank A/S
1.65%, 9/6/19 (a)	1,700	1,687
DBS Group Holdings Ltd.
2.25%, 7/16/19 (a)	650	652
Deutsche Bank AG
2.70%, 7/13/20	750	754
Discover Bank
2.00%, 2/21/18	665	666
DNB Bank ASA
2.13%, 10/2/20 (a)(c)	700	700
ERP Operating LP
2.38%, 7/1/19	550	555
Goldman Sachs Group, Inc. (The),
2.30%, 12/13/19	860	864
2.63%, 1/31/19	790	797
HSBC USA, Inc.
2.25%, 6/23/19	659	663
ING Bank N.V.
2.05%, 8/17/18 (a)	1,075	1,077
Intesa Sanpaolo SpA
3.88%, 1/16/18	355	357
Jackson National Life Global Funding,
1.88%, 10/15/18 (a)	275	276
2.20%, 1/30/20 (a)	550	551
JPMorgan Chase & Co.,
1.85%, 3/22/19	1,170	1,171
2.20%, 10/22/19	325	327
KeyBank NA
1.60%, 8/22/19	300	298
LeasePlan Corp. N.V.
2.88%, 1/22/19 (a)	500	501
Macquarie Bank Ltd.,
2.35%, 1/15/19 (a)	725	728
2.60%, 6/24/19 (a)	605	610
Manufacturers & Traders Trust Co.
2.10%, 2/6/20	560	561
MassMutual Global Funding II,
1.55%, 10/11/19 (a)	1,140	1,131
1.95%, 9/22/20 (a)	560	559
Metropolitan Life Global Funding I,
1.35%, 9/14/18 (a)	1,120	1,117
2.00%, 4/14/20 (a)	550	549
Mizuho Bank Ltd.
1.85%, 3/21/18 (a)	645	646
National Australia Bank Ltd.
1.38%, 7/12/19	1,220	1,211
National Bank of Canada
2.15%, 6/12/20	1,230	1,230
New York Life Global Funding
1.55%, 11/2/18 (a)	375	375

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nordea Bank AB,
1.63%, 9/30/19 (a)	$900	$895
1.88%, 9/17/18 (a)	800	802
PNC Bank NA
1.95%, 3/4/19	875	877
Principal Life Global Funding II
2.15%, 1/10/20 (a)	1,425	1,427
Protective Life Global Funding,
1.72%, 4/15/19 (a)	700	698
2.70%, 11/25/20 (a)	525	530
QBE Insurance Group Ltd.
2.40%, 5/1/18 (a)	200	201
Santander Holdings USA, Inc.
2.70%, 5/24/19	675	681
Santander UK Group Holdings PLC
2.88%, 10/16/20	200	203
Santander UK PLC
2.00%, 8/24/18	925	927
Skandinaviska Enskilda Banken AB,
1.75%, 3/19/18 (a)	380	380
2.30%, 3/11/20	530	533
Sumitomo Mitsui Banking Corp.,
1.76%, 10/19/18	400	400
2.45%, 1/10/19	630	635
Sumitomo Mitsui Trust Bank Ltd.
1.95%, 9/19/19 (a)	275	274
Suncorp-Metway Ltd.
2.10%, 5/3/19 (a)	275	275
Svenska Handelsbanken AB
1.95%, 9/8/20	990	987
Swedbank AB
1.75%, 3/12/18 (a)	305	305
Synchrony Financial
3.00%, 8/15/19	800	813
Toronto-Dominion Bank (The),
MTN
1.95%, 1/22/19	575	576
UBS AG,
MTN
2.38%, 8/14/19	925	933
UnitedHealth Group, Inc.
2.70%, 7/15/20	500	510
US Bank NA
2.00%, 1/24/20	500	501
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%, 9/17/19 (a)	600	606
Wells Fargo & Co.
2.15%, 1/15/19	360	362
Wells Fargo Bank NA
1.75%, 5/24/19	1,475	1,474
	Face Amount (000)	Value (000)
Westpac Banking Corp.,
1.65%, 5/13/19	$625	$623
1.95%, 11/23/18	375	376
		56,299
Industrials (33.4%)
Abbott Laboratories
2.35%, 11/22/19	860	867
AbbVie, Inc.,
1.80%, 5/14/18	1,150	1,152
2.50%, 5/14/20	575	582
Allergan Funding SCS
3.00%, 3/12/20	835	853
Amazon.com, Inc.
1.90%, 8/21/20 (a)	900	903
American Honda Finance Corp.,
1.95%, 7/20/20	250	250
MTN
1.20%, 7/12/19	530	525
2.45%, 9/24/20	550	557
Amgen, Inc.
2.20%, 5/22/19	790	794
Anheuser-Busch InBev Finance, Inc.
1.90%, 2/1/19	775	777
AstraZeneca PLC
1.75%, 11/16/18	1,495	1,495
AT&T, Inc.
2.45%, 6/30/20	1,225	1,235
AutoZone, Inc.
1.63%, 4/21/19	740	736
Baidu, Inc.
3.25%, 8/6/18	225	227
BAT International Finance PLC
2.75%, 6/15/20 (a)	450	457
Baxalta, Inc.
2.88%, 6/23/20	550	559
Bayer US Finance LLC
2.38%, 10/8/19 (a)	600	604
Becton Dickinson and Co.
2.68%, 12/15/19	300	304
Biogen, Inc.
2.90%, 9/15/20	525	538
BMW US Capital LLC,
1.50%, 4/11/19 (a)	700	698
2.15%, 4/6/20 (a)	400	402
Boston Scientific Corp.
2.65%, 10/1/18	570	575
BP Capital Markets PLC
2.32%, 2/13/20	400	404
Cardinal Health, Inc.
1.95%, 6/14/19	725	726
Caterpillar Financial Services Corp.,
MTN
1.35%, 5/18/19	790	785

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
1.80%, 11/13/18	$300	$300
CBS Corp.
2.30%, 8/15/19	625	629
Celgene Corp.,
2.13%, 8/15/18	755	758
2.88%, 8/15/20	525	536
Chevron Corp.
1.99%, 3/3/20	1,260	1,265
CVS Health Corp.
1.90%, 7/20/18	550	551
Daimler Finance North America LLC,
1.50%, 7/5/19 (a)	500	496
2.30%, 1/6/20 (a)	325	326
2.38%, 8/1/18 (a)	750	754
Danone SA
1.69%, 10/30/19 (a)	875	870
Dell International LLC/EMC Corp.
3.48%, 6/1/19 (a)	900	918
Delta Air Lines, Inc.
2.88%, 3/13/20	575	582
Deutsche Telekom International Finance BV
6.00%, 7/8/19	650	695
Discovery Communications LLC,
Series 2YR
2.20%, 9/20/19	975	979
Dominion Energy Gas Holdings LLC
2.50%, 12/15/19	825	832
EI du Pont de Nemours & Co.
2.20%, 5/1/20	700	705
EMD Finance LLC
2.40%, 3/19/20 (a)	575	580
Energy Transfer LP
2.50%, 6/15/18	575	577
Enterprise Products Operating LLC
2.55%, 10/15/19	325	328
Ford Motor Credit Co., LLC,
2.26%, 3/28/19	450	451
2.68%, 1/9/20	725	731
5.00%, 5/15/18	395	403
General Motors Co.
3 Month USD LIBOR + 0.80%, 2.11%, 8/7/20 (b)	950	951
General Motors Financial Co., Inc.
3.15%, 1/15/20	600	611
Gilead Sciences, Inc.,
1.85%, 9/20/19	445	446
2.55%, 9/1/20	500	509
Goldcorp, Inc.
2.13%, 3/15/18	520	521
Hewlett Packard Enterprise Co.
2.10%, 10/4/19 (a)	800	801
	Face Amount (000)	Value (000)
Hutchison Whampoa International 14 Ltd.
1.63%, 10/31/17 (a)	$240	$240
Hyundai Capital America,
2.00%, 3/19/18 (a)	350	350
2.50%, 3/18/19 (a)	775	776
2.55%, 4/3/20 (a)	175	175
2.60%, 3/19/20 (a)	325	325
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 1/15/19	335	339
JM Smucker Co. (The)
2.50%, 3/15/20	225	227
John Deere Capital Corp.,
MTN
1.95%, 1/8/19	1,590	1,597
Kinder Morgan, Inc.
3.05%, 12/1/19	650	662
Kroger Co. (The)
2.00%, 1/15/19	750	752
Lockheed Martin Corp.,
1.85%, 11/23/18	555	556
2.50%, 11/23/20	225	229
Marathon Petroleum Corp.
2.70%, 12/14/18	725	730
McDonald's Corp.,
MTN
2.20%, 5/26/20	550	554
McKesson Corp.
2.28%, 3/15/19	790	795
Mead Johnson Nutrition Co.
3.00%, 11/15/20	175	180
Medtronic, Inc.
2.50%, 3/15/20	550	558
Microsoft Corp.
1.85%, 2/6/20	775	778
Molson Coors Brewing Co.
1.45%, 7/15/19	775	767
Nissan Motor Acceptance Corp.,
2.00%, 3/8/19 (a)	575	576
2.35%, 3/4/19 (a)	570	574
2.65%, 9/26/18 (a)	720	727
Novartis Capital Corp.
1.80%, 2/14/20	475	475
Orange SA
2.75%, 2/6/19	625	633
QUALCOMM, Inc.
2.10%, 5/20/20	1,816	1,831
Reynolds American, Inc.
2.30%, 6/12/18	525	527
Rockwell Collins, Inc.
1.95%, 7/15/19	800	800
Ryder System, Inc.,
MTN
2.65%, 3/2/20	125	126

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Scripps Networks Interactive, Inc.
2.75%, 11/15/19	$575	$582
Shell International Finance BV
1.38%, 9/12/19	700	696
Sherwin-Williams Co. (The)
2.25%, 5/15/20	925	929
Siemens Financieringsmaatschappij N.V.,
1.30%, 9/13/19 (a)	900	890
2.15%, 5/27/20 (a)	550	553
Southwest Airlines Co.
2.75%, 11/6/19	600	608
Time Warner Cable LLC
6.75%, 7/1/18	400	415
Toyota Motor Credit Corp.,
2.10%, 1/17/19	500	503
MTN
1.40%, 5/20/19	625	622
TSMC Global Ltd.
1.63%, 4/3/18 (a)	800	799
Tyson Foods, Inc.
2.65%, 8/15/19	600	607
Union Pacific Corp.
2.25%, 6/19/20	550	554
United Technologies Corp.
1.90%, 5/4/20	800	798
Verizon Communications, Inc.
2.63%, 2/21/20	250	254
Vodafone Group PLC
1.50%, 2/19/18	750	750
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (a)	550	552
		62,081
Utilities (2.3%)
Dominion Energy, Inc.,
Series B
1.60%, 8/15/19	225	224
DTE Energy Co.
1.50%, 10/1/19	425	419
Engie SA
1.63%, 10/10/17 (a)	650	650
Eversource Energy
1.45%, 5/1/18	525	525
Origin Energy Finance Ltd.
3.50%, 10/9/18 (a)	200	202
Public Service Enterprise Group, Inc.
1.60%, 11/15/19	250	247
Sempra Energy
2.40%, 3/15/20	600	603
Southern Co. (The)
2.15%, 9/1/19	725	727
	Face Amount (000)	Value (000)
Southern Power Co.,
Series D
1.95%, 12/15/19	$675	$674
		4,271
		122,651
Mortgages — Other (2.1%)
CHL Mortgage Pass-Through Trust
5.50%, 5/25/34	176	180
Federal Home Loan Mortgage Corporation,
1 Month USD LIBOR + 0.90%, 2.14%, 10/25/27 (b)	64	64
1 Month USD LIBOR + 1.10%, 2.34%, 12/25/28 (b)	354	355
1 Month USD LIBOR + 1.20%, 2.44%, 10/25/29 (b)	293	297
1 Month USD LIBOR + 1.25%, 2.49%, 10/25/28 (b)	41	41
1 Month USD LIBOR + 1.45%, 2.69%, 7/25/28 (b)	135	135
1 Month USD LIBOR + 1.75%, 2.99%, 9/25/28 (b)	110	111
Federal National Mortgage Association,
2.54%, 4/25/29 - 7/25/29 (b)	1,254	1,266
1 Month USD LIBOR + 1.45%, 2.69%, 1/25/29 (b)	259	261
1 Month USD LIBOR + 2.20%, 3.44%, 10/25/28 (b)	237	239
New Residential Mortgage Loan Trust,
3.75%, 5/28/52 - 8/25/55 (a)(b)	479	497
Sequoia Mortgage Trust
1 Month USD LIBOR + 0.62%, 1.86%, 8/20/34 (b)	365	355
		3,801
Sovereign (0.6%)
Korea Development Bank (The),
1.50%, 1/22/18	690	689
3 Month USD LIBOR + 0.45%, 1.77%, 2/27/20 (b)	320	319
		1,008
U.S. Agency Security (1.2%)
Private Export Funding Corp.
1.45%, 8/15/19	2,300	2,294
Total Fixed Income Securities (Cost $172,894)		173,543
	Shares
Short-Term Investments (7.0%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $3,863)	3,863,413	3,863

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Security (0.7%)
U.S. Treasury Bill
1.19%, 4/26/18 (d)(e) (Cost $1,341)	$1,350	$1,341
Commercial Paper (4.2%)
Computer Technology (0.9%)
HP, Inc.
1.64%, 10/20/17 (f)	1,750	1,748
Energy (2.3%)
Ameren Corp.
0.00%, 10/3/17 (f)	1,850	1,850
Enterprise Products Operating LLC
0.00%, 10/6/17 (f)	1,520	1,520
NextEra Energy Capital Holdings, Inc.
0.00%, 11/29/17 (f)	830	828
		4,198
Hospitality (1.0%)
Marriott International, Inc.
0.00%, 10/17/17 (f)	1,875	1,874
Total Commercial Paper (Cost $7,820)		7,820
Total Short-Term Investments (Cost $13,024)		13,024
Total Investments (100.4%) (Cost $185,918) (g)(h)		186,567
Liabilities in Excess of Other Assets (–0.4%)		(806)
Net Assets (100.0%)		$185,761

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at September 30, 2017.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(f)  The rates shown are the effective yields at the date of purchase.

(g)  Securities are available for collateral in connection with purchase of when-issued security and futures contracts.

(h)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $186,036,000. The aggregate gross unrealized appreciation is approximately $894,000 and the aggregate gross unrealized depreciation is approximately $247,000, resulting in net unrealized appreciation of approximately $647,000.

CMT  Constant Maturity Treasury Note Rate.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Short:
U.S. Treasury 2 yr. Note	168	Dec-17	(33,600)	$(36,238)	$90
U.S. Treasury 5 yr. Note	33	Dec-17	(3,300)	(3,878)	26
					$116

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	33.3%
Finance	30.2
Asset-Backed Securities	17.1
Other*	12.5
Short-Term Investments	6.9
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open short futures contracts with an underlying face amount of approximately $40,116,000 with total unrealized appreciation of approximately $116,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Short Duration Income Portfolio

Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $182,055)	$182,704
Investment in Security of Affiliated Issuer, at Value (Cost $3,863)	3,863
Total Investments in Securities, at Value (Cost $185,918)	186,567
Interest and Paydown Receivable	748
Receivable for Fund Shares Sold	273
Receivable for Variation Margin on Futures Contracts	26
Receivable for Investments Sold	20
Due from Adviser	10
Receivable from Affiliate	3
Tax Reclaim Receivable	—	@
Other Assets	53
Total Assets	187,700
Liabilities:
Payable for Investments Purchased	1,539
Payable for Fund Shares Redeemed	216
Payable for Trustees' Fees and Expenses	56
Payable for Professional Fees	25
Payable for Shareholder Services Fees — Class A	17
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	9
Payable for Sub Transfer Agency Fees — Class A	7
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	12
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Bank Overdraft	—	@
Other Liabilities	45
Total Liabilities	1,939
Net Assets	$185,761
Net Assets Consist Of:
Paid-in-Capital	$223,060
Accumulated Undistributed Net Investment Income	541
Accumulated Net Realized Loss	(38,605)
Unrealized Appreciation (Depreciation) on:
Investments	649
Futures Contracts	116
Foreign Currency Translations	—	@
Net Assets	$185,761

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Short Duration Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2017 (000)
CLASS I:
Net Assets	$103,131
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	12,651,622
Net Asset Value, Offering and Redemption Price Per Share	$8.15
CLASS A:
Net Assets	$82,157
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,055,324
Net Asset Value, Offering and Redemption Price Per Share	$8.17
CLASS L:
Net Assets	$410
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	50,314
Net Asset Value, Offering and Redemption Price Per Share	$8.15
CLASS C:
Net Assets	$52
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,380
Net Asset Value, Offering and Redemption Price Per Share	$8.13
CLASS IS:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,307
Net Asset Value, Offering and Redemption Price Per Share	$8.15

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Short Duration Income Portfolio

Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$3,687
Dividends from Security of Affiliated Issuer (Note G)	29
Total Investment Income	3,716
Expenses:
Advisory Fees (Note B)	336
Shareholder Services Fees — Class A (Note D)	172
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	1
Professional Fees	140
Administration Fees (Note C)	135
Registration Fees	73
Sub Transfer Agency Fees — Class I	39
Sub Transfer Agency Fees — Class A	32
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	49
Pricing Fees	36
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	19
Trustees' Fees and Expenses	6
Other Expenses	29
Reorganization Expense	(49)*
Total Expenses	1,040
Waiver of Advisory Fees (Note B)	(336)
Expenses Reimbursed by Adviser (Note B)	(17)
Reimbursement of Class Specific Expenses — Class A (Note B)	(5)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Net Expenses	668
Net Investment Income	3,048
Realized Gain:
Investments Sold	829
Futures Contracts	659
Net Realized Gain	1,488
Change in Unrealized Appreciation (Depreciation):
Investments	(977)
Foreign Currency Translations	— @
Futures Contracts	119
Net Change in Unrealized Appreciation (Depreciation)	(858)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	630
Net Increase in Net Assets Resulting from Operations	$3,678

@  Amount is less than $500.

*  Over accrual of prior year expenses.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Short Duration Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,048	$2,629
Net Realized Gain	1,488	7,127
Net Change in Unrealized Appreciation (Depreciation)	(858)	1,093
Net Increase in Net Assets Resulting from Operations	3,678	10,849
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,867)	(1,953)
Class A:
Net Investment Income	(1,107)	(590)
Class L:
Net Investment Income	(6)	(6)
Class C:
Net Investment Income	(1)	(1)
Class IS:
Net Investment Income	(— @)	(— @)*
Total Distributions	(2,981)	(2,550)
Capital Share Transactions:(1)
Class I:
Subscribed	31,538	8,502
Issued due to a tax-free reorganization	—	604
Distributions Reinvested	1,865	1,951
Redeemed	(29,309)	(20,237)
Class A:
Subscribed	51,478	23,263
Issued due to a tax-free reorganization	—	47,269
Distributions Reinvested	1,088	585
Redeemed	(37,490)	(9,355)
Class L:
Exchanged	56	167
Issued due to a tax-free reorganization	—	112
Distributions Reinvested	4	3
Redeemed	(55)	(339)
Class C:
Exchanged	—	32
Distributions Reinvested	— @	1
Redeemed	(44)	(13)
Class IS:
Subscribed	—	10 *
Net Increase in Net Assets Resulting from Capital Share Transactions	19,131	52,555
Total Increase in Net Assets	19,828	60,854
Net Assets:
Beginning of Period	165,933	105,079
End of Period (Including Accumulated Undistributed Net Investment Income of $541 and $474)	$185,761	$165,933
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Short Duration Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	$3,881	$1,090
Shares Issued due to a tax-free reorganization	—	79
Shares Issued on Distributions Reinvested	230	252
Shares Redeemed	(3,609)	(2,604)
Net Increase (Decrease) in Class I Shares Outstanding	502	(1,183)
Class A:
Shares Subscribed	6,314	2,949
Shares Issued due to a tax-free reorganization	—	6,163
Shares Issued on Distributions Reinvested	133	75
Shares Redeemed	(4,608)	(1,199)
Net Increase in Class A Shares Outstanding	1,839	7,988
Class L:
Shares Exchanged	7	22
Shares Issued due to a tax-free reorganization	—	15
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(6)	(44)
Net Increase (Decrease) in Class L Shares Outstanding	1	(7)
Class C:
Shares Exchanged	—	5
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(5)	(2)
Net Increase (Decrease) in Class C Shares Outstanding	(5)	3
Class IS:
Shares Subscribed	—	1 *

*  For the period January 11, 2016 through September 30, 2016.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$8.12		$7.71		$7.81		$7.76		$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.15		0.13		0.12		0.11
Net Realized and Unrealized Gain (Loss)	0.02		0.41		(0.12)		0.04		(0.03)
Total from Investment Operations	0.18		0.56		0.01		0.16		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.15)		(0.11)		(0.11)		(0.12)
Net Asset Value, End of Period	$8.15		$8.12		$7.71		$7.81		$7.76
Total Return(3)	2.29	%(4)	7.43	%(5)	0.06%		2.06%		1.09%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,131		$98,603		$102,808		$119,059		$122,958
Ratio of Expenses to Average Net Assets(10)	0.30	%(6)	0.36	%(6)(8)	0.53	%(6)	0.53	%(6)	0.71	%(6)(7)
Ratio of Net Investment Income to Average Net Assets(10)	1.92	%(6)	1.97	%(6)(8)	1.72	%(6)	1.49	%(6)	1.45	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	43%		66%		41%		60%		66%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.53%		0.65%		0.63%		0.78%		0.72%
Net Investment Income to Average Net Assets	1.68%		1.68%		1.62%		1.24%		1.44%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 1.78%.

(5)  Performance was positively impacted by approximately 5.97% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.46%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.53% for Class I shares.

(8)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.30% for Class I shares. Prior to January 11, 2016, the maximum ratio was 0.53% for Class I shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$8.13		$7.72		$7.83		$7.77		$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.14		0.11		0.09		0.09
Net Realized and Unrealized Gain (Loss)	0.03		0.40		(0.14)		0.05		(0.01)
Total from Investment Operations	0.17		0.54		(0.03)		0.14		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.13)		(0.08)		(0.08)		(0.11)
Net Asset Value, End of Period	$8.17		$8.13		$7.72		$7.83		$7.77
Total Return(3)	2.15	%(4)	7.15	%(5)	(0.41)%		1.78%		0.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$82,157		$66,821		$1,761		$940		$749
Ratio of Expenses to Average Net Assets(10)	0.55	%(6)	0.52	%(6)(8)	0.88	%(6)	0.88	%(6)	0.97	%(6)(7)
Ratio of Net Investment Income to Average Net Assets(10)	1.66	%(6)	1.83	%(6)(8)	1.40	%(6)	1.14	%(6)	1.15	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	43%		66%		41%		60%		66%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.80%		0.80%		1.22%		1.10%		1.00%
Net Investment Income to Average Net Assets	1.41%		1.55%		1.06%		0.92%		1.12%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 1.65%.

(5)  Performance was positively impacted by approximately 5.94% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.21%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.88% for Class A shares.

(8)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.55% for Class A shares. Prior to January 11, 2016, the maximum ratio was 0.88% for Class A shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2017		2016(1)		2015		2014		2013
Net Asset Value, Beginning of Period	$8.11		$7.70		$7.80		$7.75		$7.80
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.11		0.08		0.06		0.07
Net Realized and Unrealized Gain (Loss)	0.04		0.41		(0.13)		0.05		(0.03)
Total from Investment Operations	0.15		0.52		(0.05)		0.11		0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.11)		(0.05)		(0.06)		(0.09)
Net Asset Value, End of Period	$8.15		$8.11		$7.70		$7.80		$7.75
Total Return(3)	1.90	%(4)	6.79	%(5)	(0.68)%		1.38%		0.48%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$410		$403		$439		$200		$95
Ratio of Expenses to Average Net Assets(10)	0.80	%(6)	0.92	%(6)(8)	1.23	%(6)	1.23	%(6)	1.24	%(6)(7)
Ratio of Net Investment Income to Average Net Assets(10)	1.41	%(6)	1.42	%(6)(8)	1.05	%(6)	0.79	%(6)	0.85	%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	43%		66%		41%		60%		66%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70%		1.83%		1.80%		3.48%		1.34%
Net Investment Income (Loss) to Average Net Assets	0.51%		0.51%		0.48%		(1.46)%		0.75%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 1.39%.

(5)  Performance was positively impacted by approximately 5.92% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.87%.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class L shares.

(8)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class L shares. Prior to January 11, 2016, the maximum ratio was 1.23% for Class L shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Short Duration Income Portfolio

	Class C
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$8.09		$7.69		$7.78
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.07		0.07		0.02
Net Realized and Unrealized Gain (Loss)	0.04		0.41		(0.09)
Total from Investment Operations	0.11		0.48		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.08)		(0.02)
Net Asset Value, End of Period	$8.13		$8.09		$7.69
Total Return(4)	1.34	%(5)	6.24	%(6)	(0.92	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52		$95		$71
Ratio of Expenses to Average Net Assets(12)	1.30	%(7)	1.39	%(7)(8)	1.63	%(7)(11)
Ratio of Net Investment Income to Average Net Assets(12)	0.85	%(7)	0.93	%(7)(8)	0.73	%(7)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)(11)
Portfolio Turnover Rate	43%		66%		41	%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.92%		3.95%		6.73	%(11)
Net Investment Loss to Average Net Assets	(2.77)%		(1.63)%		(4.37	)%(11)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 0.84%.

(6)  Performance was positively impacted by approximately 5.77% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.47%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class C shares. Prior to January 11, 2016, the maximum ratio was 1.63% for Class C shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Short Duration Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended September 30, 2017		Period from January 11, 2016(2) to September 30, 2016(1)
Net Asset Value, Beginning of Period	$8.11		$7.65
Income from Investment Operations:
Net Investment Income(3)	0.16		0.17
Net Realized and Unrealized Gain	0.04		0.39
Total from Investment Operations	0.20		0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.10)
Net Asset Value, End of Period	$8.15		$8.11
Total Return(4)	2.46	%(5)	7.42	%(6)(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$11
Ratio of Expenses to Average Net Assets(11)	0.25	%(7)	0.25	%(7)(10)
Ratio of Net Investment Income to Average Net Assets(11)	1.96	%(7)	2.20	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	43%		66	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	16.24%		17.12	%(10)
Net Investment Loss to Average Net Assets	(14.03)%		(14.67	)%(10)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.95%.

(6)  Performance was positively impacted by approximately 5.96% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.46%.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Short Duration Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L and Class C shares to all investors. Class L and Class C shareholders of the Fund do not have the option of purchasing additional Class L and Class C shares, respectively. However, existing Class L and Class C shareholders may invest in additional Class L and Class C shares through reinvestment of dividends and distributions.

On January 11, 2016, the Fund acquired the net assets of Morgan Stanley Limited Duration U.S. Government Trust ("Limited Duration U.S. Government Trust"), an open-end investment company, based on the respective valuations as of the close of business on January 8, 2016, pursuant to a Plan of Reorganization approved by the shareholders of Limited Duration U.S. Government Trust on June 9, 2015 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 78,397 Class I shares of the Fund at a net asset value of $7.65 for 68,223 Class I shares of Limited Duration U.S. Government Trust; 528 Class I shares of the Fund at a net asset value of $7.65 for 460 Advisor Class shares of Limited Duration U.S. Government Trust; 6,162,897 Class A shares of the Fund at a net asset value of $7.67 for 5,378,737 Advisor Class shares of Limited Duration U.S. Government Trust; and 14,702 Class L shares of the Fund at a net asset value of $7.65 for 12,798 Advisor Class shares of Limited Duration U.S. Government Trust. The net assets of Limited Duration U.S. Government Trust before the Reorganization were approximately $47,986,000, including unrealized appreciation of approximately $462,000 at January 8, 2016. The investment portfolio of Limited Duration U.S. Government Trust, with a fair value of approximately $47,575,000 and identified cost of approximately $47,113,000 on January 8, 2016, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Limited Duration U.S. Government Trust was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $100,541,000. Immediately after the Reorganization, the net assets of the Fund were approximately $148,527,000.

Upon closing of the Reorganization, shareholders of Limited Duration U.S. Government Trust received shares of the Fund as follows:

Limited Duration U.S. Government Trust	Short Duration Income Portfolio
Class I	Class I
Advisor Class	Class I
Advisor Class	Class A
Advisor Class	Class L

Assuming the acquisition had been completed on October 1, 2015, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the period ended September 30, 2016, are as follows:

Net investment income(1)	$4,042,000
Net realized gain and unrealized gain(2)	$7,755,000
Net increase in net assets resulting from operations	$11,797,000

(1) Approximately $2,629,000 as reported, plus approximately $898,000 Limited Duration U.S. Government Trust prior to Reorganization, plus approximately $515,000 of estimated pro-forma eliminated expenses.

(2) Approximately $8,220,000 as reported, plus approximately $(465,000) Limited Duration U.S. Government Trust prior to Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Limited Duration U.S. Government Trust that have been included in the Fund's Statement of Operations since January 11, 2016.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement"

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$2,119	$—	$2,119
Agency Bonds — Consumer Discretionary (U.S. Government Guaranteed)	—	537	—	537
Agency Fixed Rate Mortgages	—	2,912	—	2,912
Asset-Backed Securities	—	31,843	—	31,843
Collateralized Mortgage Obligations — Agency Collateral Series	—	5,057	—	5,057
Commercial Mortgage-Backed Securities	—	1,321	—	1,321
Corporate Bonds	—	122,651	—	122,651
Mortgages — Other	—	3,801	—	3,801
Sovereign	—	1,008	—	1,008
U.S. Agency Security	—	2,294	—	2,294
Total Fixed Income Securities	—	173,543	—	173,543
Short-Term Investments
Investment Company	3,863	—	—	3,863
U.S. Treasury Security	—	1,341	—	1,341
Commercial Paper	—	7,820	—	7,820
Total Short-Term Investments	3,863	9,161	—	13,024
Futures Contracts	116	—	—	116
Total Assets	$3,979	$182,704	$—	$186,683

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$116	(a)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2017 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$659
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$119

For the year ended September 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$35,319,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments Sold are proceeds from the one-time settlements of class action lawsuits involving the Fund's past holdings of approximately $964,000, the impact of which is on the Fund's performance is disclosed in the Financial Highlights.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.30% for Class I shares, 0.55% for Class A shares, 0.80% for Class L shares, 1.30% for Class C shares and 0.25% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2017, approximately $336,000 of advisory fees were waived and approximately $29,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $79,640,000 and $48,257,000, respectively. For the year ended September 30, 2017, purchases and sales of long-term U.S. Government securities were approximately $7,654,000 and $18,797,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2017 is as follows:

Affiliated Investment Company	Value September 30, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$5,928	$88,267	$90,332	$29
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2017 (000)
Liquidity Funds	$—	$—	$3,863

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From: Ordinary Income (000)	2016 Distributions Paid From: Ordinary Income (000)
$2,981	$2,550

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at September 30, 2017:

Accumulated Undistributed Net Investment Income (000)			Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$	(—	@)	$200,321	$(200,321)

@ Amount is less than 500

At September 30, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$595	$—

At September 30, 2017, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $1,096,000* and $3,349,000*, respectively, that do not have an expiration date.

In addition, at September 30, 2017, the Fund had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)*	Expiration
$34,040	September 30, 2018

* These amounts include capital losses acquired from Limited Duration U.S. Government Trust that may be subject to limitation under IRC Section 382 in future years.

Capital loss carryforwards of approximately $200,321,000 expired during the year ended September 30, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $1,608,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 79.7%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08,

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Short Duration Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Short Duration Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

43

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
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© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
1934363 EXP 11.30.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Strategic Income Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Investment Advisory Agreement Approval	33
Privacy Notice	35
Trustee and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Strategic Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2017

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Expense Example (unaudited)

Strategic Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Strategic Income Portfolio Class I	$1,000.00	$1,041.40	$1,020.10	$5.07	$5.01	0.99%
Strategic Income Portfolio Class A	1,000.00	1,039.30	1,018.40	6.80	6.73	1.33
Strategic Income Portfolio Class C	1,000.00	1,035.60	1,014.59	10.67	10.56	2.09
Strategic Income Portfolio Class IS	1,000.00	1,042.70	1,020.36	4.81	4.76	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

Strategic Income Portfolio

The Fund seeks a total return comprised of income and capital appreciation.

Performance

For the fiscal year ended September 30, 2017, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 7.64%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the "Index"), which returned 0.66%.

Factors Affecting Performance

•  The last year has been characterized by a steady grind tighter in credit markets, despite pockets of intra-year volatility as concerns about global growth, monetary policy, geopolitical tensions, and commodities caused temporary market weaknesses. All of these periods, however, were brief and have resulted in positive performance in credit spreads over the period, as strong technicals and demand for the asset class mitigated any potential softness in the market.

•  Global treasury yields generally rose over the period, with U.S. Treasury 10-year yields climbing 74 basis points (bps), German bund 10-year yields climbing 85 bps, and Japanese government bond 10-year yields rising 15 bps. In the final quarter of 2016, the surprise Trump win in the United States dominated the news flow in November and pervasively impacted global rates, credit spreads, and equity markets. Financial market conditions changed rapidly as investors priced in the inflationary impact of anticipated fiscal stimulus, reduced trade, and a more aggressive Federal Reserve (Fed). In the U.S., shorter maturities continued to rise as the Fed increased the target federal funds rate by 75 basis points over the period. Longer maturity yields fluctuated in a relatively narrow band post-election.

•  Benign economic performance of major countries and low interest rates, due to continued aggressive central bank actions, led to strong demand for bonds that offer additional yields over government securities. The result was strong performance in most credit sectors. The Fund benefited from overweights to these better-performing credit sectors — namely, investment-grade and high-yield corporates, convertibles, emerging market debt, asset-backed securities, and non-agency residential and commercial mortgage-backed securities.

•  The largest contributor to positive performance was the Fund's allocation to non-agency residential mortgage-backed securities (RMBS). Non-agency MBS spreads continued their tightening trend, posting strong gains during the first nine months of 2017, while cash flow and credit performance continued to improve. Fundamental U.S. housing market and mortgage market conditions remained positive. National home prices were up 5.9% over the past year.(1) Despite the recent increases in home prices, U.S. homes remain affordable from a historical perspective when comparing median incomes against the cost of owning a median-priced home. Commercial mortgage-backed securities (CMBS) exposure was also a positive contributor as the sector performed well despite headwinds late in the period. Negative retail news continued to weigh on the CMBS sector with Toys R Us being the latest major retailer to file for bankruptcy. Uncertainty over impacts from Hurricanes Harvey, Irma, and Maria also continued to put some pressure on CMBS. Spreads for non-retail and non-hurricane-affected CMBS generally continued to perform reasonably well.

•  Within interest rate and currency positions, the Fund benefited from emerging markets exposure, with both rate and currency positions contributing to performance. Positive performance was driven primarily by currency positions in Mexico and rate exposure in Brazil. However, rate exposure in Poland and currency exposure in South Africa both detracted somewhat from performance. Exposure to peripheral European debt was beneficial, with gains from rate exposure in Portugal and Cyprus outpacing losses in Spain and Italy. Interest rate swap exposure was beneficial in the period, while short credit default swap exposure, used to partially hedge high yield exposure, detracted.

Management Strategies

•  At period-end, we continue to overweight spread product (non-government bonds) as we believe the

(1)  Source: National Association of Realtors, data as of September 30, 2017

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

yield advantage could provide attractive returns over the near term. Specifically, we continue to hold securitized debt (primarily RMBS and CMBS), investment grade credit with a focus on financials, high yield credit (though this was mitigated by a short credit default swap position), convertibles, and emerging market external debt. We also hold global sovereign debt from both emerging and developed nations, including peripheral debt in Portugal, Spain, and Italy. We believe valuations, relative to fundamentals, have been attractive for these segments.

•  Though U.S. inflation could stay muted, we believe a possible change in the Fed's reaction function might lead to a more aggressive pace of Fed hikes, which could lead short-term U.S. Treasury yields to rise. We expect the Fed to hike rates in December 2017. We are more agnostic on U.S. Treasury 10-year yields. A more aggressive Fed, better growth and possible tax reform could push yields higher. However, geopolitical noise and wobbles in growth or inflation data are risks to this view.

•  The European Central Bank as well as the performance of German government bonds could also impact global treasury markets. In the remainder of 2017, German bonds may not only respond to economic conditions, but also to a preplanned exit of quantitative easing and the possibility of less negative interest rates in 2018. As such, we believe German yields could rise toward year-end. Peripheral European bonds are likely to remain well bid and narrow in spread with Germany. However, continued flare-ups in political risks could weigh on yields, with the German coalition formation, Catalonia independence movement and Italian general elections the current sources of uncertainty.

•  In terms of currencies, we believe risk-reward now tilts away from being short/underweight the U.S. dollar. The recent dollar depreciation looks overextended, and the Fed seems to be changing its reaction function toward a faster pace of tightening, which would support the dollar. Particularly against the euro, we believe the dollar has fallen much farther than justified by relative rate or growth differentials. Europe in general has been strengthening, and we are positive on euro-linked currencies such as Czech koruna and Polish zloty. Emerging market currencies have performed well in a more robust global growth world, and we continue to be relatively bullish on the fundamentals underlying these currencies.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

*  Minimum Investment

**  Commenced operations on December 30, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the ICE BofAML 3-Month U.S. Treasury Bill Index(1), and the Lipper Alternative Credit Focus Funds Index(2)

	Period Ended September 30, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	7.64%	—	—	3.26%
Fund — Class A Shares w/o sales charges(4)	7.18	—	—	2.89
Fund — Class A Shares with maximum 4.25% sales charges(4)	2.62	—	—	1.29
Fund — Class C Shares w/o sales charges(5)	6.46	—	—	2.20
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	5.46	—	—	2.20
Fund — Class IS Shares w/o sales charges(4)	7.80	—	—	3.34
ICE BofAML 3-Month U.S. Treasury Bill Index	0.66	—	—	0.34
Lipper Alternative Credit Focus Funds Index	4.99	—	—	2.23

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Alternative Credit Focus Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Credit Focus Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Alternative Credit Focus Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on December 30, 2014.

(5)  Commenced operations on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments

Strategic Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (87.9%)
Asset-Backed Securities (9.2%)
BNC Mortgage Loan Trust,
1 Month USD LIBOR + 0.16%, 1.40%, 3/25/37 (a)	$100	$93
Carrington Mortgage Loan Trust,
1 Month USD LIBOR + 0.22%, 1.46%, 1/25/37 (a)	100	74
Countrywide Asset-Backed Certificates,
4.79%, 7/25/36	127	107
Credit Suisse First Boston Mortgage Securities Corp.,
1 Month USD LIBOR + 0.62%, 1.86%, 1/25/32 (a)	55	52
Ellington Loan Acquisition Trust,
1 Month USD LIBOR + 1.10%, 2.34%, 5/25/37 (a)(b)	100	98
GSAA Home Equity Trust,
6.00%, 11/25/36	29	20
GSAMP Trust,
1 Month USD LIBOR + 0.32%, 1.56%, 3/25/46 (a)	100	96
Lehman ABS Manufactured Housing Contract Trust,
3.70%, 4/15/40	12	12
Mastr Asset-Backed Securities Trust,
1 Month USD LIBOR + 0.05%, 1.29%, 8/25/36 (a)	70	36
1 Month USD LIBOR + 0.24%, 1.48%, 8/25/36 (a)	68	36
Nationstar Home Equity Loan Trust,
1 Month USD LIBOR + 0.25%, 1.49%, 4/25/37 (a)	100	99
Ownit Mortgage Loan Trust,
1 Month USD LIBOR + 0.27%, 1.51%, 3/25/37 (a)	61	52
RAMP Trust,
1 Month USD LIBOR + 0.32%, 1.56%, 11/25/35 (a)	54	47
Truman Capital Mortgage Loan Trust,
1 Month USD LIBOR + 1.70%, 2.94%, 1/25/34 (a)(b)	62	62
1 Month USD LIBOR + 2.78%, 4.01%, 11/25/31 (a)(b)	56	57
		941
Collateralized Mortgage Obligation — Agency Collateral Series (0.1%)
Government National Mortgage Association,
IO
0.81%, 8/20/58 (a)	468	13
Commercial Mortgage-Backed Securities (4.0%)
COMM Mortgage Trust,
2.87%, 2/10/48 (b)	100	81
GS Mortgage Securities Trust,
4.47%, 2/10/48 (a)(b)	100	80
	Face Amount (000)		Value (000)
HILT Mortgage Trust,
3.75% - 1 Month LIBOR, 3.23%, 7/15/29 (a)(b)		$100	$96
JPMBB Commercial Mortgage Securities Trust,
3.99%, 2/15/48 (a)(b)		100	81
Wells Fargo Commercial Mortgage Trust,
4.24%, 5/15/48 (a)		75	66
			404
Corporate Bonds (39.2%)
Finance (17.2%)
ABN Amro Bank N.V.,
6.38%, 4/27/21	EUR	100	142
Ally Financial, Inc.,
4.13%, 3/30/20		$25	26
Banco Santander SA,
6.25%, 3/12/19 (c)	EUR	100	122
Bank of America Corp.,
MTN
4.25%, 10/22/26		$50	52
BNP Paribas SA,
3.80%, 1/10/24 (b)		250	260
BPCE SA,
5.15%, 7/21/24 (b)		200	216
Capital One Financial Corp.,
2.50%, 5/12/20		25	25
Citigroup, Inc.,
5.50%, 9/13/25		75	84
Colony NorthStar, Inc.,
5.00%, 4/15/23		25	26
Commonwealth Bank of Australia,
1.75%, 11/7/19 (b)		25	25
Cooperatieve Rabobank UA,
2.50%, 5/26/26	EUR	100	125
Deutsche Bank AG,
2.70%, 7/13/20		$25	25
Discover Financial Services,
3.95%, 11/6/24		25	26
Kennedy-Wilson, Inc.,
5.88%, 4/1/24		25	26
Lloyds Bank PLC,
6.50%, 3/24/20	EUR	50	68
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen,
6.00%, 5/26/41		100	141
Nationwide Building Society,
4.13%, 3/20/23		100	120
Shutterfly, Inc.,
0.25%, 5/15/18		$25	25
Spirit Realty Capital, Inc.,
3.75%, 5/15/21		25	26
Finance (cont'd)
Starwood Property Trust, Inc.,
4.55%, 3/1/18		50	53

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Synchrony Financial,
2.60%, 1/15/19		$25	$25
Vonovia Finance BV,
4.00%, 12/17/21 (c)	EUR	100	129
			1,767
Industrials (22.0%)
Acadia Healthcare Co., Inc.,
5.13%, 7/1/22		$5	5
Akamai Technologies, Inc.,
0.00%, 2/15/19		50	49
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20		50	53
Apex Tool Group LLC,
7.00%, 2/1/21 (b)		25	23
Aramark Services, Inc.,
4.75%, 6/1/26		25	26
AT&T, Inc.,
4.50%, 3/9/48		6	6
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5.50%, 4/1/23		25	26
Ball Corp.,
4.00%, 11/15/23		25	26
Becton Dickinson and Co.,
2.89%, 6/6/22		25	25
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25		50	54
Continental Airlines Pass-Through Trust,
6.13%, 4/29/18		25	26
Crown Castle International Corp.,
5.25%, 1/15/23		25	28
CSC Holdings LLC,
5.25%, 6/1/24		25	25
Ctrip.com International Ltd.,
1.25%, 9/15/22		25	27
Dell International LLC/EMC Corp.,
3.48%, 6/1/19 (b)		50	51
Delta Air Lines, Inc.,
2.88%, 3/13/20		25	25
DexCom, Inc.,
0.75%, 5/15/22 (b)		25	22
Dollar Tree, Inc.,
5.75%, 3/1/23		25	27
Finisar Corp.,
0.50%, 12/15/36 (b)		25	24
First Data Corp.,
5.38%, 8/15/23 (b)		25	26
	Face Amount (000)	Value (000)
General Motors Financial Co., Inc.,
4.30%, 7/13/25	$50	$52
Global Partners LP/GLP Finance Corp.,
7.00%, 6/15/23	25	25
Gray Television, Inc.,
5.13%, 10/15/24 (b)	25	25
Hanesbrands, Inc.,
4.63%, 5/15/24 (b)	9	9
4.88%, 5/15/26 (b)	16	17
Harland Clarke Holdings Corp.,
6.88%, 3/1/20 (b)	25	26
HCA, Inc.,
4.75%, 5/1/23	25	26
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.75%, 10/1/25 (b)	15	15
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	25	19
Ionis Pharmaceuticals, Inc.,
1.00%, 11/15/21	25	26
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
6.75%, 11/15/21 (b)	25	26
Kenan Advantage Group, Inc. (The),
7.88%, 7/31/23 (b)	25	26
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC,
5.25%, 6/1/26 (b)	25	27
Lamar Media Corp.,
5.00%, 5/1/23	25	26
Lamb Weston Holdings, Inc.,
4.88%, 11/1/26 (b)	25	26
Lear Corp.,
5.25%, 1/15/25	50	53
Lions Gate Entertainment Corp.,
5.88%, 11/1/24 (b)	25	26
Lundin Mining Corp.,
7.50%, 11/1/20 (b)	25	26
Macquarie Infrastructure Corp.,
2.00%, 10/1/23	25	24
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC,
5.50%, 4/15/25 (b)	25	23
MDC Partners, Inc.,
6.50%, 5/1/24 (b)	25	25
MGM Resorts International,
6.00%, 3/15/23	25	28
Michael Baker International LLC/CDL Acquisition Co., Inc.,
8.25%, 10/15/18 (b)	25	25
MPLX LP,
4.00%, 2/15/25	25	25
MSCI, Inc.,
4.75%, 8/1/26 (b)	9	9

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24 (b)		$25	$29
Nuance Communications, Inc.,
1.00%, 12/15/35		25	24
ON Semiconductor Corp.,
1.00%, 12/1/20		50	60
Petrobras Global Finance BV,
6.13%, 1/17/22		50	54
PetSmart, Inc.,
7.13%, 3/15/23 (b)		25	20
Playa Resorts Holding BV,
8.00%, 8/15/20 (b)		5	5
Post Holdings, Inc.,
5.00%, 8/15/26 (b)		25	25
QUALCOMM, Inc.,
1.85%, 5/20/19		25	25
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
6.13%, 8/15/21 (b)		25	25
RSI Home Products, Inc.,
6.50%, 3/15/23 (b)		25	26
SBA Communications Corp.,
4.88%, 9/1/24		25	26
Select Medical Corp.,
6.38%, 6/1/21		50	52
ServiceNow, Inc.,
0.00%, 6/1/22 (b)		25	27
Shell International Finance BV,
1.38%, 9/12/19		50	50
Solvay Finance SA,
5.12%, 6/2/21 (c)	EUR	100	133
Sprint Communications, Inc.,
6.00%, 11/15/22		$25	27
Standard Industries, Inc.,
5.38%, 11/15/24 (b)		50	53
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
5.50%, 9/15/24 (b)		25	26
Telefonica Europe BV,
5.88%, 3/31/24 (c)	EUR	100	136
Tenet Healthcare Corp.,
5.13%, 5/1/25 (b)		$25	25
Tesla, Inc.,
0.25%, 3/1/19		25	28
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		25	24
3.15%, 10/1/26		25	23
Tops Holding LLC/Tops Markets II Corp.,
8.00%, 6/15/22 (b)		25	17
	Face Amount (000)		Value (000)
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (b)		$25	$25
Viavi Solutions, Inc.,
0.63%, 8/15/33		25	26
Wolverine World Wide, Inc.,
5.00%, 9/1/26 (b)		25	25
Zachry Holdings, Inc.,
7.50%, 2/1/20 (b)		25	26
			2,251
			4,018
Mortgages — Other (9.8%)
Alternative Loan Trust,
3.52%, 3/25/35 (a)		72	69
PAC
1.69%, 10/25/36 (a)		59	35
Banc of America Alternative Loan Trust,
5.71%, 10/25/36 (a)		92	57
Bear Stearns Structured Products, Inc. Trust,
3.36%, 1/26/36 (a)		30	27
Bear Stearns Trust,
3.17%, 2/25/36 (a)		44	40
3.28%, 4/25/35 (a)		44	36
3.83%, 3/25/36 (a)		135	117
Citigroup Mortgage Loan Trust,
3.34%, 6/25/36 (a)		31	25
Grifonas Finance PLC,
6 Month EURIBOR + 0.28%, 0.01%, 8/28/39 (a)	EUR	45	47
GSR Mortgage Loan Trust,
3.97%, 12/25/34 (a)		$76	75
HarborView Mortgage Loan Trust,
1 Month USD LIBOR + 0.19%, 1.43%, 1/19/38 (a)		29	27
IndyMac INDX Mortgage Loan Trust,
3.11%, 12/25/34 (a)		40	40
JP Morgan Mortgage Trust,
3.50%, 6/25/37 (a)		34	34
Lehman Mortgage Trust,
6.00%, 7/25/36 - 6/25/37		122	97
Luminent Mortgage Trust,
1 Month USD LIBOR + 0.23%, 1.47%, 5/25/37 (a)		93	86
Lusitano Mortgages No. 5 PLC,
3 Month EURIBOR + 0.26%, 0.00%, 7/15/59 (a)	EUR	45	49
MASTR Alternative Loan Trust,
6.25%, 7/25/36		$41	37
Reperforming Loan REMIC Trust,
8.50%, 6/25/35 (b)		97	102
			1,000

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (16.7%)
Australia Government Bond,
2.75%, 11/21/27	AUD	70	$54
3.25%, 4/21/25		90	73
Brazil Notas do Tesouro Nacional Serie F,
10.00%, 1/1/21 - 1/1/25	BRL	794	259
Cyprus Government International Bond,
3.88%, 5/6/22	EUR	60	80
4.25%, 11/4/25		40	56
Hungary Government International Bond,
5.38%, 3/25/24		$80	92
Italy Buoni Poliennali Del Tesoro,
1.45%, 9/15/22	EUR	55	67
Mexican Bonos,
Series M
5.75%, 3/5/26	MXN	5,700	292
6.50%, 6/10/21		3,000	164
Petroleos Mexicanos,
6.50%, 3/13/27 (b)		$60	67
Portugal Obrigacoes do Tesouro OT,
4.13%, 4/14/27 (b)	EUR	165	224
5.65%, 2/15/24 (b)		40	59
Russian Federal Bond - OFZ,
7.00%, 8/16/23	RUB	5,900	100
Spain Government Bond,
0.40%, 4/30/22	EUR	100	119
			1,706
U.S. Treasury Securities (8.9%)
U.S. Treasury Bond,
2.50%, 2/15/45		200	187
U.S. Treasury Notes,
0.38%, 1/15/27		111	110
1.75%, 4/30/22		100	99
2.13%, 5/15/25		520	517
			913
Total Fixed Income Securities (Cost $8,529)			8,995
	Shares
Short-Term Investments (9.9%)
Investment Company (9.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $976)		975,973	976
	Face Amount (000)	Value (000)
U.S. Treasury Security (0.4%)
U.S. Treasury Bill
1.19%, 4/26/18 (d)(e) (Cost $38)	$38	$38
Total Short-Term Investments (Cost $1,014)		1,014
Total Investments (97.8%) (Cost $9,543) (f)(g)		10,009
Other Assets in Excess of Liabilities (2.2%)		230
Net Assets (100.0%)		$10,239

(a)  Floating or Variable rate securities: The rates disclosed are as of September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2017.

(d)  Rate shown is the yield to maturity at September 30, 2017.

(e)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(f)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(g)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $9,532,000. The aggregate gross unrealized appreciation is approximately $533,000 and the aggregate gross unrealized depreciation is approximately $75,000, resulting in net unrealized appreciation of approximately $458,000.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2017:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	AUD	368	$293	10/6/17	$5
Australia and New Zealand Banking Group	MXN	957	$53	10/6/17	(—	@)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	MXN	7,200			$401		10/6/17	$6
Citibank NA	EUR	1,525			$1,822		10/6/17	19
Citibank NA		$—	@	EUR	—	@	10/6/17	(—	@)
HSBC Bank PLC	EUR	11			$13		10/6/17	(—	@)
HSBC Bank PLC		$3		EUR	2		10/6/17	(—	@)
HSBC Bank PLC		$2		EUR	2		10/6/17	(—	@)
HSBC Bank PLC		$28		MXN	501		10/6/17	(1)
HSBC Bank PLC		$104		PLN	371		10/6/17	(3)
JPMorgan Chase Bank NA	BRL	89			$28		10/6/17	—	@
JPMorgan Chase Bank NA	BRL	425			$136		10/6/17	1
JPMorgan Chase Bank NA	EUR	11			$14		10/6/17	—	@
JPMorgan Chase Bank NA	EUR	69			$81		10/6/17	(—	@)
JPMorgan Chase Bank NA	JPY	11,048			$102		10/6/17	4
JPMorgan Chase Bank NA	SEK	883			$109		10/6/17	—	@
JPMorgan Chase Bank NA		$9		MXN	166		10/6/17	(—	@)
JPMorgan Chase Bank NA		$101		NOK	795		10/6/17	(1)
JPMorgan Chase Bank NA		$111		SEK	883		10/6/17	(2)
State Street Bank and Trust Co.	RUB	5,848			$101		10/6/17	(—	@)
								$28

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2017:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Short:
German Euro BOBL (Germany)	4	Dec-17	(400)	$(620)	$3
German Euro Bund (Germany)	4	Dec-17	(400)	(761)	8
U.S. Treasury 10 yr. Note (United States)	6	Dec-17	(600)	(752)	8
U.S. Treasury 10 yr. Ultra Long Bond (United States)	8	Dec-17	(800)	(1,075)	13
U.S. Treasury 2 yr. Note (United States)	2	Dec-17	(400)	(431)	1
U.S. Treasury 5 yr. Note (United States)	10	Dec-17	(1,000)	(1,175)	8
U.S. Treasury Ultra Bond (United States)	1	Dec-17	(100)	(165)	3
					$44

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at September 30, 2017:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation† (Unaudited)	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)
Deutsche Bank AG CMBX.NA.BB.60	NR	Sell	5.00%	Monthly	5/11/63	$13	$(3)	$— @	$(3)
Goldman Sachs International CMBX.NA.BB.60	NR	Sell	5.00	Monthly	5/11/63	20	(5)	(— @)	(5)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	200	(31)	(13)	(18)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	27	(4)	(1)	(3)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	64	(9)	(2)	(7)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	109	(17)	(5)	(12)
Morgan Stanley & Co., LLC* CDX.NA.HY.29	NR	Buy	5.00	Quarterly	12/20/22	200	(15)	(15)	(— @)
						$633	$(84)	$(36)	$(48)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2017:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Semi-Annual/ Co., LLC*	3 Month LIBOR	Receive	2.28%	Quarterly	12/8/26	$160	$(1)	$—	$(1)
Morgan Stanley & Semi-Annual/ Co., LLC*	3 Month LIBOR	Receive	2.48	Quarterly	12/21/26	110	(3)	—	(3)
Morgan Stanley & Semi-Annual/ Co., LLC*	3 Month LIBOR	Receive	2.59	Quarterly	12/8/46	22	(1)	—	(1)
Morgan Stanley & Semi-Annual/ Co., LLC*	3 Month LIBOR	Receive	2.74	Quarterly	12/21/46	50	(2)	—	(2)
Morgan Stanley & Semi-Annual/ Co., LLC*	3 Month LIBOR	Receive	2.48	Quarterly	5/23/47	40	1	—	1
						$382	$(6)	$—	$(6)

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR    Not rated.

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

EUR  —  Euro

JPY  —  Japanese Yen

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	22.5%
Finance	17.7
Sovereign	17.0
Short-Term Investments	10.1
Mortgages — Other	10.0
Asset-Backed Securities	9.4
U.S. Treasury Securities	9.1
Other**	4.2
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open short futures contracts with an underlying face amount of approximately $4,979,000 with total unrealized appreciation of approximately $44,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $28,000 and does not include open swap agreements with net unrealized depreciation of approximately $54,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Strategic Income Portfolio

Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,567)	$9,033
Investment in Security of Affiliated Issuer, at Value (Cost $976)	976
Total Investments in Securities, at Value (Cost $9,543)	10,009
Foreign Currency, at Value (Cost $2)	2
Due from Adviser	110
Interest Receivable	85
Receivable for Variation Margin on Futures Contracts	74
Receivable for Investments Sold	55
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	35
Tax Reclaim Receivable	3
Receivable from Affiliate	1
Premium Paid on Open Swap Agreements	—	@
Other Assets	28
Total Assets	10,402
Liabilities:
Unrealized Depreciation on Swap Agreements	48
Payable for Professional Fees	35
Premium Received on Open Swap Agreements	21
Payable for Custodian Fees	16
Bank Overdraft	15
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	7
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Variation Margin on Swap Agreements	—	@
Other Liabilities	16
Total Liabilities	163
Net Assets	$10,239
Net Assets Consist of:
Paid-in-Capital	$10,007
Distributions in Excess of Net Investment Income	(109)
Accumulated Net Realized Loss	(144)
Unrealized Appreciation (Depreciation) on:
Investments	466
Futures Contracts	44
Swap Agreements	(54)
Foreign Currency Forward Exchange Contracts	28
Foreign Currency Translations	1
Net Assets	$10,239
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Strategic Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2017 (000)
CLASS I:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.21
CLASS A:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$10.20
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.45
Maximum Offering Price Per Share	$10.65
CLASS C:
Net Assets	$22
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,181
Net Asset Value, Offering and Redemption Price Per Share	$10.17
CLASS IS:
Net Assets	$10,197
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	998,000
Net Asset Value, Offering and Redemption Price Per Share	$10.22

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Strategic Income Portfolio

Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$357
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	361
Expenses:
Professional Fees	163
Registration Fees	51
Custodian Fees (Note F)	46
Advisory Fees (Note B)	40
Pricing Fees	26
Shareholder Reporting Fees	14
Administration Fees (Note C)	8
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	1
Trustees' Fees and Expenses	4
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	24
Total Expenses	383
Expenses Reimbursed by Adviser (Note B)	(241)
Waiver of Advisory Fees (Note B)	(40)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	94
Net Investment Income	267
Realized Gain (Loss):
Investments Sold	24
Foreign Currency Forward Exchange Contracts	(57)
Foreign Currency Transactions	(1)
Futures Contracts	93
Swap Agreements	(6)
Net Realized Gain	53
Change in Unrealized Appreciation (Depreciation):
Investments	394
Foreign Currency Forward Exchange Contracts	16
Foreign Currency Translations	3
Futures Contracts	43
Swap Agreements	(30)
Net Change in Unrealized Appreciation (Depreciation)	426
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	479
Net Increase in Net Assets Resulting from Operations	$746

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Strategic Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)	Year Ended September 30, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$267	$220
Net Realized Gain (Loss)	53	(287)
Net Change in Unrealized Appreciation (Depreciation)	426	340
Net Increase in Net Assets Resulting from Operations	746	273
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(— @)	(— @)
Class A:
Net Investment Income	(1)	(— @)
Class C:
Net Investment Income	(— @)	(— @)
Class IS:
Net Investment Income	(215)	(379)
Total Distributions	(216)	(379)
Capital Share Transactions:(1)
Class A:
Subscribed	—	37
Distributions Reinvested	— @	—
Redeemed	(31)	(7)
Class C:
Subscribed	13	25
Distributions Reinvested	— @	—
Redeemed	(27)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(45)	55
Total Increase (Decrease) in Net Assets	485	(51)
Net Assets:
Beginning of Period	9,754	9,805
End of Period (Including Distributions in Excess of Net Investment Income of $(109) and $(29))	$10,239	$9,754
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—	4
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(3)	(1)
Net Increase (Decrease) in Class A Shares Outstanding	(3)	3
Class C:
Shares Subscribed	1	3
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(2)	—
Net Increase (Decrease) in Class C Shares Outstanding	(1)	3

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Strategic Income Portfolio

	Class I
	Year Ended September 30,				Period from December 30, 2014(2) to
Selected Per Share Data and Ratios	2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$9.69		$9.79		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.26		0.22		0.14
Net Realized and Unrealized Gain (Loss)	0.47		0.06		(0.28)
Total from Investment Operations	0.73		0.28		(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.38)		(0.07)
Net Asset Value, End of Period	$10.21		$9.69		$9.79
Total Return(4)	7.64%		2.91%		(1.39	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10		$10
Ratio of Expenses to Average Net Assets(8)	0.99	%(5)	0.99	%(5)	0.98	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	2.63	%(5)	2.25	%(5)	1.81	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.02	%(7)
Portfolio Turnover Rate	64%		47%		39	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	21.19%		7.28%		17.80	%(7)
Net Investment Loss to Average Net Assets	(17.57)%		(4.04)%		(15.01	)%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Strategic Income Portfolio

	Class A
	Year Ended September 30,				Period from December 30, 2014(2) to
Selected Per Share Data and Ratios	2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$9.69		$9.79		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20		0.18		0.11
Net Realized and Unrealized Gain (Loss)	0.49		0.06		(0.27)
Total from Investment Operations	0.69		0.24		(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.34)		(0.05)
Net Asset Value, End of Period	$10.20		$9.69		$9.79
Total Return(4)	7.18%		2.51%		(1.56	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$40		$10
Ratio of Expenses to Average Net Assets(8)	1.33	%(5)	1.34	%(5)	1.33	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	2.08	%(5)	1.86	%(5)	1.46	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.02	%(7)
Portfolio Turnover Rate	64%		47%		39	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.96%		6.73%		18.06	%(7)
Net Investment Loss to Average Net Assets	(6.55)%		(3.53)%		(15.27	)%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Strategic Income Portfolio

	Class C
	Year Ended September 30,				Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$9.66		$9.76		$10.06
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.13		0.11		0.05
Net Realized and Unrealized Gain (Loss)	0.49		0.06		(0.32)
Total from Investment Operations	0.62		0.17		(0.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.27)		(0.03)
Net Asset Value, End of Period	$10.17		$9.66		$9.76
Total Return(4)	6.46%		1.77%		(2.71	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22		$35		$10
Ratio of Expenses to Average Net Assets(9)	2.09	%(5)	2.09	%(5)	2.10	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.33	%(5)	1.14	%(5)	1.13	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	64%		47%		39	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	13.41%		28.93%		19.28	%(8)
Net Investment Loss to Average Net Assets	(9.99)%		(25.70)%		(16.05	)%(8)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Strategic Income Portfolio

	Class IS
	Year Ended September 30,				Period from December 30, 2014(2) to
Selected Per Share Data and Ratios	2017		2016(1)		September 30, 2015
Net Asset Value, Beginning of Period	$9.69		$9.79		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.27		0.23		0.14
Net Realized and Unrealized Gain (Loss)	0.48		0.05		(0.27)
Total from Investment Operations	0.75		0.28		(0.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.38)		(0.08)
Net Asset Value, End of Period	$10.22		$9.69		$9.79
Total Return(4)	7.80%		2.96%		(1.37	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,197		$9,669		$9,775
Ratio of Expenses to Average Net Assets(8)	0.94	%(5)	0.94	%(5)	0.93	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	2.68	%(5)	2.35	%(5)	1.88	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.02	%(7)
Portfolio Turnover Rate	64%		47%		39	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.79%		3.45%		4.04	%(7)
Net Investment Loss to Average Net Assets	(0.17)%		(0.16)%		(1.23	)%(7)

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Strategic Income Portfolio. The Fund seek a total return comprised of income and capital appreciation. The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Manage-

ment Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's in-

vestments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$941	$—	$941
Collateralized Mortgage Obligations — Agency Collateral Series	—	13	—	13
Commercial Mortgage-Backed Securities	—	404	—	404
Corporate Bonds	—	4,018	—	4,018
Mortgages — Other	—	1,000	—	1,000
Sovereign	—	1,706	—	1,706
U.S. Treasury Securities	—	913	—	913
Total Fixed Income Securities	—	8,995	—	8,995

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$976	$—	$—	$976
U.S. Treasury Security	—	38	—	38
Total Short-Term Investments	976	38	—	1,014
Foreign Currency Forward Exchange Contracts	—	35	—	35
Futures Contracts	44	—	—	44
Interest Rate Swap Agreement	—	1	—	1
Total Assets	1,020	9,069	—	10,089
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(7)	—	(7)
Credit Default Swap Agreements	—	(48)	—	(48)
Interest Rate Swap Agreements	—	(7)	—	(7)
Total Liabilities	—	(62)	—	(62)
Total	$1,020	$9,007	$—	$10,027

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2017.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$35
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	44	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	1	(a)
Total			$80
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(7)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(48)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	(—	@)(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(7	)(a)
Total			$(62)

@ Amount is less than $500.

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

contract for the year ended September 30, 2017 in accordance with ASC 815.

	Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(57)
Interest Rate Risk	Futures Contracts	93
Credit Risk	Swap Agreements	(3)
Interest Rate Risk	Swap Agreements	(3)
Total		$30
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$16
Interest Rate Risk	Futures Contracts	43
Credit Risk	Swap Agreements	(24)
Interest Rate Risk	Swap Agreements	(6)
Total		$29

At September 30, 2017, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$35	$(7)
Swap Agreements	—	(48)
Total	$35	$(55)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$5		$	(—	@)	$—	$5
Barclays Bank PLC	6			—		—	6
Citibank NA	19			(—	@)	—	19
JPMorgan Chase Bank NA	5			(3)		—	2
Total	$35			$(3)		$—	$32
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$—	@	$	(—	@)	$—	$0
Citibank NA	—	@		(—	@)	—	0
Deutsche Bank AG	3			—		—	3
Goldman Sachs International	45			—		—	45
HSBC Bank PLC	4			—		—	4
JPMorgan Chase Bank NA	3			(3)		—	0
State Street Bank and Trust Co.	—	@		—		—	— @
Total	$55			$(3)		$—	$52

@ Amount is less than $500.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

For the year ended September 30, 2017, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$6,293,000
Futures Contracts:
Average monthly original value	$3,943,000
Swap Agreements:
Average monthly notional amount	$1,017,000

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.40%	0.35%

For the year ended September 30, 2017, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2017, approximately $40,000 of advisory fees were waived and approximately $248,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2017, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $5,384,000 and $5,367,000, respectively. For the year ended September 30, 2017, purchases and sales of long-term U.S. Government securities were approximately $900,000 and $257,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2017, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2017 is as follows:

Affiliated Investment Company	Value September 30, 2016 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,725	$5,689	$6,438	$4
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2017 (000)
Liquidity Funds	$—	$—	$976

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From: Ordinary Income (000)	2016 Distributions Paid From: Ordinary Income (000)
$216	$379

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and nondeductible expenses, resulted in the following reclassifications among the components of net assets at September 30, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(131)	$135	$(4)

At September 30, 2017, the Fund had no distributable earnings on a tax basis.

At September 30, 2017, the Fund had available for federal income tax purposes unused short term capital losses of approximately $95,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $237,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended September 30, 2017, the Fund deferred to October 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$11	$—

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the "ASU") which amends the amortization period for certain purchased callable debt securities

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Strategic Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Strategic Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Investment Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period and better than its peer group average for the period since the end of December 2014, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

42

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTSIPANN
1934386 EXP 11.30.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Annual Report

September 30, 2017

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Investment Advisory Agreement Approval	24
Privacy Notice	26
Trustee and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Ultra-Short Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon

President and Principal Executive Officer

October 2017

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Expense Example (unaudited)

Ultra-Short Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2017 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/17	Actual Ending Account Value 9/30/17	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Income Portfolio Class IR	$1,000.00	$1,006.10	$1,023.92	$1.16	$1.17	0.23%
Ultra-Short Income Portfolio Institutional Class	1,000.00	1,005.90	1,023.66	1.41	1.42	0.28
Ultra-Short Income Portfolio Class A	1,000.00	1,005.80	1,022.66	2.41	2.43	0.48

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited)

Ultra Short-Income Portfolio

The Fund seeks current income with capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2017, the Fund's Institutional Share Class had a total return of 1.13%. The Fund's Institutional Share Class outperformed against the Fund's benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index (the "Index"), which returned 0.66%. For the seven-day period ended September 30, 2017, the Fund's Institutional Share Class provided an annualized current yield of 1.26% (subsidized) and 1.16% (non-subsidized), while its 30-day moving average annualized yield was 1.25% (subsidized) and 1.17% (non-subsidized). The 30-day SEC yield was 1.24% (subsidized) and 1.15% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy, along with changes in the regulatory framework for money market funds, were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  From an economic perspective, second-half 2016 gross domestic product (GDP) rose at 2.3% annualized.(i) Highlighting the second half was a rise of 2.8% in the third quarter of 2016, led by a rebound in inventories and a jump in the export market. GDP rose 1.2% in the first quarter of 2017, a weak start to the year due to consumer spending growing at the slowest pace since 2013. Second-quarter 2017 GDP growth rebounded and rose to 3.1%, led by strong business equipment spending, which rose the most in almost two years. The improvement in the second quarter confirmed that the slowdown at the start of 2017 was temporary and showed the economy growing at 2.1% in the first half of 2017.

•  Despite global uncertainty, U.S. employment data continued to show resiliency in the second half of 2016, averaging 193,000,(ii) compared to 180,000 in the prior six-month period. The participation rate in the labor force remained at 62.7%, showing no change year-over-year, although the unemployment rate ending 2016 at 4.7% was a noticeable improvement compared to 5% at the end of 2015.

•  Through the first quarter of 2017, non-farm payrolls averaged 166,000, beating market consensus in both January and February, but underperforming in March due to weather-related factors.(iii) The unemployment rate ended the first quarter of 2017 at 4.5%, the lowest level since May 2007. Hiring remained strong in the second quarter of 2017, averaging 187,000, highlighted by the outperformance in June with payrolls beating analysts' expectations and rising 210,000 throughout the month. Payroll gains were broad-based but boosted by the biggest jump in government jobs in almost a year. Hiring in the third quarter of 2017 slowed noticeably, averaging 91,000, due to a net decline in September of 33,000, reflecting major disruptions from Hurricanes Harvey and Irma. The unemployment rate ended the quarter at 4.2%, the lowest level since February 2001.

•  Monetary policy and geopolitical headlines remained a key driver of sentiment and market performance over the past 12 months. At the September 2016 Federal Open Market Committee ("FOMC" or "Committee") meeting, the Committee left the target range for the federal funds rate unchanged, citing that the risks to the economic outlook remained balanced and, although the case for an increase in policy rates had strengthened, the Committee decided to wait for further progress toward its objectives. The non-hike appeared to be a very close call, as three Committee members dissented against the decision. However, there was a material split in the Committee, as three other members called for no further rate increases for the remainder of the year, blurring the expectations of an additional rate hike before year-end.

•  Specific to the regulatory landscape, October 14, 2016 was the implementation date for the Securities and Exchange Commission's (SEC) revised 2a-7 rule, which regulates money market funds.

(i)  Source for GDP data: Bureau of Economic Analysis

(ii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

(iii)  Source for employment data: Bureau of Labor Statistics and Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Ultra Short-Income Portfolio

Sweeping changes included the mandatory adoption of trigger-based redemption fees and liquidity gates for prime and tax-exempt funds, along with the conversion to floating net asset value. Government and Treasury funds were largely unchanged. Money market fund managers adopted a defensive approach leading up to the reform date, shortening their maturities and increasing liquidity. This caused a shift in the supply/demand equilibrium for credit products, causing a technical imbalance that resulted in a sharp rise for both 3- and 6-month Libor rates. Three-month Libor closed at 0.88% as of October 14, 2016, up over 20 basis points from the start of the third quarter, while 6-month Libor closed at 1.26%, up over 30 basis points from the start of the quarter.(iv) As expected, money market participants shifted over $1 trillion from prime funds into government funds, for the year ended October 31, 2016.(v)

•  November 2016 saw two major events. On November 8, 2016, the United States held presidential elections, with Republican candidate Donald Trump defeating Democratic candidate Hillary Clinton. Trump was viewed as a more hawkish candidate, and the U.S. Treasury market reacted accordingly, sending yields higher across the curve. On November 11, 2016, Federal Reserve (Fed) Chair Yellen testified before the Joint Economic Committee in Congress. She signaled that the U.S. central bank was getting closer to lifting interest rates, as the economy continued to create jobs at a healthy rate while inflation inched higher. She warned of the risks of waiting too long before raising rates. In the weeks following her testimony, the market-implied odds of a rate hike at the December 2016 FOMC meeting reached 100%.

•  In a unanimous decision, the FOMC raised interest rates for the first time in 2016 at its December meeting, citing strengthening labor markets and increased inflation expectations. The move brought the target for the federal funds rate to a range of 0.50 to 0.75%. The projections showed that central bankers expected three quarter-point rate increases in 2017, up from the two previously forecasted in September. Following the rate hike on December 14, 2016, the Federal Reserve Bank of New York (FRBNY) made adjustments to the overnight fixed-rate reverse repurchase (or RRP) facility, increasing the offering rate from 25 basis points to 50 basis points, while maintaining a counterparty limit of $30 billion per day.

•  The January 2017 FOMC meeting statement was mostly in line with market expectations. The FOMC remained accommodative and kept interest rates on hold at the target range of 0.50 to 0.75%. In its statement, the FOMC expressed continued confidence in both economic activity and the labor market despite a lower-than-expected fourth-quarter 2016 GDP growth result and below-target inflation levels. Job gains remained strong and the unemployment rate remained near recent lows. The Committee expected economic activity would remain strong and expand at a moderate pace, labor market conditions would continue to strengthen and inflation would meet its 2% target over the medium term.

•  With the timing of rate hikes still uncertain, market participants in February 2017 focused on Fed Chair Yellen's semi-annual testimony to Congress and the release of the minutes from the January 2017 FOMC meeting. In her testimony before Congress, Chair Yellen took a slightly hawkish tone when she raised concerns about delaying further rate hikes, stating that "waiting too long to remove accommodation would be unwise, potentially requiring the FOMC to eventually raise rates rapidly, which could risk disrupting the financial markets and pushing the economy into a recession." Later in the month, the January 2017 FOMC meeting minutes reiterated Chair Yellen's sentiments, as Fed officials indicated that a hike "fairly soon" might be appropriate to avoid the risk of overheating the market. As a result, market participants increased the odds of a rate hike occurring at the FOMC's next meeting in March 2017.

•  In early March 2017, Fed Chair Yellen delivered a speech in which she indicated an interest rate hike would "likely be appropriate" at the upcoming central bank meeting if employment and inflation continued to meet expectations. With positive economic data releases through the first half of the month, the Committee raised its benchmark lending rate a

(iv)  Source: Intercontinental Exchange and Bloomberg L.P.

(v)  Source: iMoneynet, an Informa business

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Ultra Short-Income Portfolio

quarter point to 0.75 to 1.00% at its March meeting. Fed officials reiterated their "gradual" approach to tightening monetary policy, continuing to project two additional hikes in 2017 and three in 2018. The FRBNY adjusted the overnight RRP facility, increasing the offering rate from 50 basis points to 75 basis points, while maintaining a counterparty limit of $30 billion per day.

•  In April 2017, the minutes of the March FOMC meeting were released. Notably, most Fed officials backed a policy that would begin shrinking the central bank's $4.5 trillion balance sheet later in the year, while also reiterating their outlook for gradual interest rate increases going forward. The minutes showed that nearly all officials thought the economy was at or near full employment, while inflation remained below their 2% target.

•  As widely expected, the FOMC decided to leave interest rates unchanged at its May 2017 meeting. Committee members signaled that a slowing in growth during the first quarter of 2017 was likely transitory, and that near-term risks to the economic outlook remained balanced. Even with an FOMC meeting, May 2017 was dominated by political headlines from France, where pro-European Union candidate Emmanuel Macron won a decisive victory over far-right candidate Marine Le Pen. Macron's victory sent the VIX volatility index to its lowest levels since 1993, removing additional uncertainty from the global market.

•  Despite growing concerns over weak inflation, the FOMC decided to raise rates by 25 basis points for the third time in six months at its June 2017 meeting, increasing the target for the federal funds rate to a range of 1.00 to 1.25%. Committee members maintained their outlook for one more hike in 2017 and spelled out details of how they intend to shrink the Fed's $4.5 trillion balance sheet later this year by allowing a fixed amount of assets to roll off on a monthly basis. The timing of implementation was not specified, leading some in the market to believe the Fed might opt for balance sheet reduction in lieu of an additional rate hike in upcoming months.

•  The July 2017 FOMC meeting fell fairly in line with market expectations, with no change in interest rates. The Fed said it would start winding down its $4.5 trillion balance sheet "relatively soon," which the markets interpreted as likely to be announced at the September 2017 FOMC meeting. The Committee also indicated concern that inflation remains below the 2% target. Despite the weakness in inflation, the FOMC believed inflation would eventually rebound and stabilize to its target, albeit slower than expected.

•  As widely expected, the Fed left its benchmark policy rate unchanged at the conclusion of its September 2017 FOMC meeting, while announcing that it will begin shrinking its $4.5 trillion balance sheet starting in October 2017. The "dot plot" indicated that policy makers expect one more rate increase in 2017 and three more in 2018. The Fed said the balance-sheet runoff would follow the framework released in June 2017: reducing $6 billion in Treasuries and $4 billion in mortgage-backed securities per month, with the cap rising every three months until the amounts reach $30 billion and $20 billion per month, respectively.

Management Strategies

•  Our investment philosophy continues to revolve around prudent credit, duration, and risk management.

•  We continued to manage the Fund to help minimize interest rate sensitivity in a rising rate environment, which was beneficial to performance as short-term rates rose during the period.

•  There were no material detractors from performance both on an absolute and relative basis in this reporting period.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Overview (unaudited) (cont'd)

Ultra Short-Income Portfolio

*  Minimum Investment

**   Commenced operations on April 28, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, and Class IR shares will vary from the performance of Class Institutional shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the ICE BofAML 3-Month U.S. Treasury Bill Index(1), and the Lipper Ultra Short Obligations Funds Index(2)

	Period Ended September 30, 2017 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	1.18%	—	—	1.01%
Fund — Class Institutional Shares w/o sales charges(4)	1.13	—	—	0.96
Fund — Class A Shares w/o sales charges(4)	0.92	—	—	0.74
ICE BofAML 3-Month U.S. Treasury Bill Index	0.66	—	—	0.56
Lipper Ultra Short Obligations Funds Index	1.33	—	—	1.47

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses.

(1)  The ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Ultra Short Obligations' Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments

Ultra Short-Income Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (5.2%)
Domestic Banks (1.3%)
Citibank NA,
1.42%, 12/14/17 - 12/19/17	$71,000	$71,018
International Banks (3.9%)
KBC Bank N.V.
1.40%, 12/14/17	155,000	154,531
Sumitomo Mitsui Trust Bank Ltd.
1.41%, 12/14/17	55,000	54,853
		209,384
Total Certificates of Deposit (Cost $280,372)		280,402
Commercial Paper (a) (13.8%)
Automobiles (0.9%)
Ford Motor Credit Co., LLC
1.45%, 11/17/17	50,000	49,896
Chemicals (0.9%)
EI du Pont de Nemours & Co.
1.46%, 12/14/17	50,000	49,844
Computer Technology (1.0%)
HP, Inc.
1.71%, 3/22/18	54,000	53,652
Domestic Banks (0.9%)
ABN Amro Funding USA LLC,
1.43%, 12/18/17	24,000	23,931
1.48%, 1/5/18	25,000	24,910
		48,841
Health Care Services (1.0%)
McKesson Corp.
1.36%, 10/2/17	50,000	49,995
Hospitality (0.9%)
Marriott International
1.50%, 11/1/17	50,000	49,936
International Banks (8.2%)
Banque Et Caisse,
1.43%, 1/4/18	20,000	19,933
1.45%, 1/12/18 - 1/23/18	74,000	73,707
BPCE SA
1.45%, 12/1/17	27,500	27,442
DZ Privatbank SA,
1.50%, 1/12/18	60,000	59,767
1.57%, 3/22/18	65,000	64,559
Erste Abwicklungsanstalt
1.36%, 12/15/17	26,000	25,929
Macquarie Bank Ltd.,
1.40%, 12/14/17	50,000	49,856
1.44%, 11/27/17	35,000	34,929
Suncorp-Metway Ltd.,
1.41%, 12/18/17	5,000	4,985
1.42%, 12/14/17 - 12/19/17	25,000	24,925
	Face Amount (000)	Value (000)
1.51%, 3/20/18	$55,000	$54,602
		440,634
Total Commercial Paper (Cost $742,625)		742,798
Corporate Bonds (4.0%)
International Banks (4.0%)
ANZ New Zealand International Ltd.
1.75%, 3/29/18 (b)	14,114	14,133
BNZ International Funding Ltd.
1.90%, 2/26/18 (b)	31,650	31,689
BPCE SA
1.63%, 1/26/18 (c)	6,600	6,601
Caisse Centrale Desjardins
1.75%, 1/29/18 (b)	7,491	7,498
Credit Suisse AG
1.75%, 1/29/18	75,318	75,381
ING Bank N.V.
1.80%, 3/16/18 (b)	13,221	13,239
Mizuho Bank Ltd.,
1.80%, 3/26/18 (b)	5,390	5,396
1.85%, 3/21/18 (b)	10,820	10,831
Sumitomo Mitsui Trust Bank Ltd.
1.80%, 3/28/18 (b)	11,206	11,220
Swedbank AB
1.75%, 3/12/18 (b)	6,830	6,833
UBS AG,
1.80%, 3/26/18	29,950	30,001
5.88%, 12/20/17	4,980	5,026
Total Corporate Bonds (Cost $217,818)		217,848
Floating Rate Notes (55.7%)
Automobiles (2.6%)
Toyota Motor Credit Corp.,
3 Month USD LIBOR + 0.12%, 1.44%, 3/15/18	50,000	50,029
Toyota Motor Finance Netherlands,
1 Month USD LIBOR + 0.19%, 1.43%, 2/22/18	60,000	60,031
1 Month USD LIBOR + 0.20%, 1.44%, 4/24/18	31,000	31,012
		141,072
Diversified Financial Services (1.8%)
Collateralized Commercial Paper Co., LLC,
1 Month USD LIBOR + 0.22%, 1.45%, 5/11/18	30,000	30,003
1 Month USD LIBOR + 0.22%, 1.46%, 5/23/18	10,000	10,000
Collateralized Commercial Paper II Co., LLC,
3 Month USD LIBOR + 0.12%, 1.45%, 12/27/17 (b)	30,000	30,013
3 Month USD LIBOR + 0.14%, 1.47%, 3/26/18 (b)	25,000	25,007
		95,023

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Ultra Short-Income Portfolio

	Face Amount (000)	Value (000)
Domestic Banks (7.1%)
Bank of America NA,
1 Month LIBOR + 0.25%, 1.47%, 11/17/17	$25,000	$25,001
1 Month LIBOR + 0.40%, 1.62%, 10/16/17	15,000	15,000
HSBC Bank USA NA,
1 Month USD LIBOR + 0.20%, 1.44%, 7/25/18	25,000	25,009
3 Month USD LIBOR + 0.33%, 1.64%, 2/1/18	10,000	10,012
1 Month USD LIBOR + 0.49%, 1.73%, 10/11/17	25,000	25,005
ING US Funding LLC,
1 Month USD LIBOR + 0.24%, 1.47%, 5/4/18	125,000	125,031
1 Month USD LIBOR + 0.33%, 1.57%, 1/26/18	50,000	50,040
Mizuho Securities USA LLC,
3 Month USD LIBOR + 0.41%, 1.72%, 2/16/18	25,000	25,009
3 Month USD LIBOR + 0.46%, 1.77%, 1/22/18	35,000	35,015
1 Month USD LIBOR + 0.54%, 1.78%, 10/11/17	35,000	35,000
Wells Fargo Bank NA.
1 Month USD LIBOR + 0.54%. 1.78%, 1/24/18	15,000	15,022
		385,144
International Banks (44.2%)
ANZ New Zealand International Ltd.,
1 Month USD LIBOR + 0.20%, 1.44%, 5/21/18 (b)	40,000	40,019
3 Month USD LIBOR + 0.15%, 1.48%, 6/21/18 (b)	125,000	125,086
ASB Finance Ltd. London,
1 Month USD LIBOR + 0.22%, 1.45%, 8/28/18 (b)	110,000	110,050
3 Month USD LIBOR + 0.15%, 1.48%, 6/21/18 (b)	50,000	50,036
1 Month USD LIBOR + 0.46%, 1.69%, 2/15/18 (b)	25,000	25,035
Bank of Montreal,
3 Month USD LIBOR + 0.12%, 1.44%, 6/26/18	50,000	49,973
1 Month USD LIBOR + 0.22%, 1.45%, 8/7/18	68,500	68,508
1 Month USD LIBOR + 0.54%, 1.78%, 1/11/18	15,000	15,020
3 Month USD LIBOR + 0.55%, 1.87%, 12/11/17	16,600	16,621
Bank of Nova Scotia,
3 Month USD LIBOR + 0.14%, 1.47%, 9/20/18 (b)	30,000	30,010
3 Month USD LIBOR + 0.34%, 1.67%, 12/19/17	25,000	25,022
	Face Amount (000)	Value (000)
Barclays Bank PLC,
1 Month USD LIBOR + 0.49%, 1.73%, 2/20/18	$15,000	$15,012
3 Month USD LIBOR + 0.42%, 1.75%, 3/26/18	75,000	75,058
BNP Paribas SA,
3 Month USD LIBOR + 0.29%, 1.62%, 3/27/18	50,000	50,056
BNZ International Funding Ltd.,
3 Month USD LIBOR + 0.15%, 1.47%, 6/14/18 (b)	80,000	80,053
3 Month USD LIBOR + 0.15%, 1.48%, 9/24/18 (b)	35,000	35,021
Canadian Imperial Bank of Commerce,
1 Month USD LIBOR + 0.19%, 1.43%, 5/22/18 (b)	75,000	75,011
1 Month USD LIBOR + 0.49%, 1.72%, 2/2/18 (b)	25,000	25,036
Commonwealth Bank of Australia,
1 Month USD LIBOR + 0.37%, 1.61%, 2/23/18 (b)	20,000	20,024
3 Month USD LIBOR + 0.30%, 1.61%, 11/3/17 (b)	4,536	4,538
3 Month USD LIBOR + 0.40%, 1.70%, 10/12/17 (b)	10,000	10,002
3 Month USD LIBOR + 0.40%, 1.71%, 3/12/18 (b)	1,550	1,552
1 Month USD LIBOR + 0.52%, 1.75%, 1/12/18 (b)	39,700	39,753
Credit Suisse AG,
1 Month USD LIBOR + 0.26%, 1.50%, 4/26/18	135,000	135,059
1 Month USD LIBOR + 0.30%, 1.54%, 11/20/17	35,000	35,016
3 Month USD LIBOR + 0.68%, 2.00%, 4/27/18	4,800	4,817
HSBC Bank PLC,
3 Month USD LIBOR + 0.14%, 1.47%, 6/25/18 (b)	60,000	60,047
1 Month USD LIBOR + 0.33%, 1.57%, 3/20/18 (b)	25,000	25,029
1 Month USD LIBOR + 0.51%, 1.75%, 2/9/18 (b)	25,000	25,040
ING Bank N.V.,
3 Month USD LIBOR + 0.55%, 1.87%, 3/16/18 (b)	13,412	13,439
Lloyds Bank PLC,
3 Month USD LIBOR + 0.18%, 1.51%, 6/25/18	75,000	75,072
3 Month USD LIBOR + 0.25%, 1.56%, 4/26/18	50,000	50,065
Mizuho Bank Ltd.,
3 Month USD LIBOR + 0.64%, 1.97%, 3/26/18 (b)	57,700	57,841
3 Month USD LIBOR + 0.70%, 2.02%, 12/12/17	10,300	10,316

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Ultra Short-Income Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
National Australia Bank Ltd.,
1 Month USD LIBOR + 0.30%, 1.54%, 3/27/18 (b)	$30,000	$30,028
1 Month USD LIBOR + 0.35%, 1.58%, 3/1/18 (b)	50,000	50,053
1 Month USD LIBOR + 0.40%, 1.64%, 2/21/18 (b)	20,000	20,024
1 Month USD LIBOR + 0.51%, 1.74%, 1/4/18 (b)	10,000	10,012
1 Month USD LIBOR + 0.51%, 1.75%, 11/17/17 (b)	10,000	10,007
Natixis NY,
3 Month USD LIBOR + 0.31%, 1.63%, 5/18/18	75,000	75,089
Royal Bank of Canada,
1 Month USD LIBOR + 0.20%, 1.44%, 7/24/18	75,000	75,007
1 Month USD LIBOR + 0.32%, 1.56%, 3/20/18	30,000	30,030
1 Month USD LIBOR + 0.46%, 1.70%, 10/24/17	9,000	9,003
Sumitomo Mitsui Trust Bank Ltd.,
3 Month USD LIBOR + 0.20%, 1.53%, 9/25/18	50,000	49,857
Toronto Dominion Bank,
3 Month USD LIBOR + 0.64%, 1.44%, 8/21/18 (b)	50,000	50,008
1 Month USD LIBOR + 0.32%, 1.56%, 3/20/18	25,000	25,028
1 Month USD LIBOR + 0.34%, 1.57%, 3/5/18	20,000	20,022
3 Month USD LIBOR + 0.32%, 1.62%, 1/10/18	5,000	5,005
1 Month USD LIBOR + 0.40%, 1.64%, 2/21/18	20,000	20,026
1 Month USD LIBOR + 0.41%, 1.64%, 11/6/17	20,000	20,009
3 Month USD LIBOR + 0.40%, 1.70%, 10/17/17	10,000	10,003
1 Month USD LIBOR + 0.52%, 1.76%, 11/20/17 - 1/16/18	65,000	65,072
UBS AG,
1 Month USD LIBOR + 0.45%, 1.44%, 11/16/17	14,000	14,010
1 Month USD LIBOR + 0.25%, 1.49%, 5/21/18	75,000	75,016
1 Month USD LIBOR + 0.50%, 1.73%, 11/6/17	40,000	40,022
3 Month USD LIBOR + 0.70%, 2.03%, 3/26/18	99,421	99,718
Westpac Banking Corp.,
1 Month USD LIBOR + 0.32%, 1.55%, 3/15/18 (b)	30,000	30,030
1 Month USD LIBOR + 0.41%, 1.64%, 2/16/18 (b)	10,000	10,012
	Face Amount (000)	Value (000)
1 Month USD LIBOR + 0.44%, 1.68%, 2/9/18 (b)	$20,000	$20,025
1 Month USD LIBOR + 0.47%, 1.71%, 1/26/18 (b)	23,000	23,029
1 Month USD LIBOR + 0.52%, 1.75%, 1/8/18 (b)	15,000	15,019
1 Month USD LIBOR + 0.54%, 1.77%, 11/2/17 (b)	7,000	7,004
		2,386,405
Total Floating Rate Notes (Cost $3,006,028)		3,007,644
Repurchase Agreements (21.2%)
ABN Amro Securities LLC, (1.26%, dated 9/29/17, due 10/2/17; proceeds $16,002; fully collateralized by various Corporate Bonds; 1.38% - 6.90% due 6/15/18 - 6/15/47; valued at $16,800)	16,000	16,000
Bank of Montreal, (1.26%, dated 9/29/17, due 10/2/17; proceeds $33,003; fully collateralized by various Corporate Bonds; 1.10% - 8.40% due 10/25/17 - 3/28/25; valued at $34,650)	33,000	33,000
Bank of Montreal, (1.28%, dated 9/7/17, due 10/5/17; proceeds $32,032; fully collateralized by various Corporate Bonds; 1.63% - 5.15% due 1/18/19 - 8/14/27; valued at $33,649) (Demand 10/5/17)	32,000	32,000
Citigroup Global Markets, Inc., (1.31%, dated 9/29/17, due 10/2/17; proceeds $9,001; fully collateralized by various Common Stocks; valued at $9,450)	9,000	9,000
HSBC Securities USA, Inc., (1.26%, dated 9/29/17, due 10/2/17; proceeds $21,002; fully collateralized by various Corporate Bonds; 1.97% - 6.20% due 3/15/18 - 1/15/46; valued at $22,051)	21,000	21,000
HSBC Securities USA, Inc., (1.36%, dated 9/29/17, due 10/2/17; proceeds $3,000; fully collateralized by a Corporate Bond, 12.50% due 7/1/22; valued at $3,185)	3,000	3,000
ING Financial Markets LLC, (1.21%, dated 9/29/17, due 10/2/17; proceeds $18,002; fully collateralized by various Corporate Bonds; 2.20% - 7.63% due 9/1/18 - 4/15/32; valued at $18,901)	18,000	18,000
ING Financial Markets LLC, (1.39%, dated 9/29/17, due 10/2/17; proceeds $13,002; fully collateralized by various Corporate Bonds; 5.75% -10.00% due 4/1/19 - 7/15/25; valued at $13,785)	13,000	13,000
JP Morgan Securities LLC, (1.80%, dated 4/20/17, due 1/22/18; proceeds $172,349; fully collateralized by various Corporate Bonds; 4.63% -12.50% due 6/1/18 - 6/15/27; valued at $180,202) (Demand 10/20/17)	170,000	170,000

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Portfolio of Investments (cont'd)

Ultra Short-Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch Pierce Fenner & Smith, (1.74%, dated 8/7/17, due 11/27/17; proceeds $20,108; fully collateralized by various Common Stocks and various Preferred Stocks; valued at $21,000) (Demand 11/21/17)	$20,000	$20,000
Merrill Lynch Pierce Fenner & Smith, (1.74%, dated 5/10/17, due 11/22/17; proceeds $126,183; fully collateralized by various Common Stocks , a U.S. Government obligation 3.00% due 11/15/44 and various Preferred Stocks; valued at $130,375) (Demand 11/21/17)	125,000	125,000
Merrill Lynch Pierce Fenner & Smith, (1.74%, dated 5/25/17, due 11/22/17; proceeds $25,218; fully collateralized by various Common Stocks and various Preferred Stocks; valued at $26,250) (Demand 11/21/17)	25,000	25,000
Merrill Lynch Pierce Fenner & Smith, (1.74%, dated 8/22/17, due 11/22/17; proceeds $20,089; fully collateralized by various Common Stocks and various Preferred Stocks; valued at $21,000) (Demand 11/21/17)	20,000	20,000
Pershing LLC, (1.37%, dated 9/29/17, due 10/2/17; proceeds $200,023; fully collateralized by various Corporate Bonds; 1.20% - 11.50% due 10/15/17 - 11/15/95; valued at $211,063) (d)	200,000	200,000
Scotia Capital USA, Inc., (1.36%, dated 9/29/17, due 10/2/17; proceeds $214,024; fully collateralized by various Corporate Bonds; 2.38% - 8.75% due 11/1/17 - 12/1/22; valued at $226,800)	214,000	214,000
Wells Fargo Securities LLC, (1.26%, dated 9/29/17, due 10/2/17; proceeds $14,001; fully collateralized by various Corporate Bonds; 1.33% - 3.58% due 12/19/17 - 5/22/28; valued at $14,700)	14,000	14,000
Wells Fargo Securities LLC, (1.31%, dated 9/29/17, due 10/2/17; proceeds $42,005; fully collateralized by various Common Stocks and various Preferred Stocks; valued at $44,100)	42,000	42,000
Wells Fargo Securities LLC, (1.73%, dated 9/21/17, due 12/14/17; proceeds $170,686; fully collateralized by various Corporate Bonds; 1.65% - 8.50% due 11/15/17 - 12/1/86; valued at $178,489) (d)	170,000	170,000
Total Repurchase Agreements (Cost $1,145,000)		1,145,000
Total Investments (99.9%) (Cost $5,391,843) (e)(f)		5,393,692
Other Assets in Excess of Liabilities (0.1%)		5,828
Net Assets (100.0%)		$5,399,520

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Security is subject to delayed delivery.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2017.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  At September 30, 2017, the aggregate cost for federal income tax purposes is approximately $5,391,843,000. The aggregate gross unrealized appreciation is approximately $2,069,000 and the aggregate gross unrealized depreciation is approximately $220,000, resulting in net unrealized appreciation of approximately $1,849,000.

LIBOR  London Interbank Offered Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	55.8%
Repurchase Agreements	21.2
Commercial Paper	13.8
Certificates of Deposit	5.2
Other*	4.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Ultra-Short Income Portfolio

Statement of Assets and Liabilities	September 30, 2017 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,391,843, including value of repurchases agreements of $1,145,000)	$5,393,692
Cash	738
Receivable for Fund Shares Sold	36,631
Interest Receivable	2,980
Other Assets	493
Total Assets	5,434,534
Liabilities:
Payable for Fund Shares Redeemed	31,882
Payable for Advisory Fees	1,582
Payable for Shareholder Services Fees — Institutional Class	70
Payable for Shareholder Services Fees — Class A	515
Payable for Administration Fees	352
Payable for Investments Purchased	251
Dividends Payable	251
Payable for Custodian Fees	36
Payable for Professional Fees	33
Payable for Transfer Agency Fees — Class IR	1
Payable for Transfer Agency Fees — Institutional Class	1
Payable for Transfer Agency Fees — Class A	1
Other Liabilities	39
Total Liabilities	35,014
Net Assets	$5,399,520
Net Assets Consist of:
Paid-in-Capital	$5,397,514
Distributions in Excess of Net Investment Income	(171)
Accumulated Undistributed Net Realized Gain	328
Unrealized Appreciation (Depreciation) on:
Investments	1,849
Net Assets	$5,399,520
CLASS IR:
Net Assets	$1,122,452
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	112,106,714
Net Asset Value, Offering and Redemption Price Per Share	$10.01
Institutional Class:
Net Assets	$1,695,589
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	169,429,845
Net Asset Value, Offering and Redemption Price Per Share	$10.01
CLASS A:
Net Assets	$2,581,479
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	257,980,996
Net Asset Value, Offering and Redemption Price Per Share	$10.01

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Ultra-Short Income Portfolio

Statement of Operations	Year Ended September 30, 2017 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$42,811
Expenses:
Advisory Fees (Note B)	6,239
Shareholder Services Fees — Institutional Class (Note D)	557
Shareholder Services Fees — Class A (Note D)	3,457
Administration Fees (Note C)	2,496
Registration Fees	231
Professional Fees	127
Custodian Fees (Note F)	74
Offering Costs	73
Trustees' Fees and Expenses	51
Shareholder Reporting Fees	35
Pricing Fees	10
Transfer Agency Fees — Class IR (Note E)	3
Transfer Agency Fees — Institutional Class (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Other Expenses	87
Total Expenses	13,444
Waiver of Advisory Fees (Note B)	(2,562)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(4)
Net Expenses	10,877
Net Investment Income	31,934
Realized Gain:
Investments Sold	344
Change in Unrealized Appreciation (Depreciation):
Investments	1,700
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,044
Net Increase in Net Assets Resulting from Operations	$33,978

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Ultra-Short Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2017 (000)	Period from April 28, 2016^ to September 30, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$31,934	$903
Net Realized Gain	344	36
Net Change in Unrealized Appreciation (Depreciation)	1,700	149
Net Increase in Net Assets Resulting from Operations	33,978	1,088
Distributions from and/or in Excess of:
Class IR:
Net Investment Income	(7,247)	(676)
Net Realized Gain	(6)	—
Institutional Class:
Net Investment Income	(12,198)	(185)
Net Realized Gain	(22)	—
Class A:
Net Investment Income	(12,636)	(67)
Net Realized Gain	(24)	—
Total Distributions	(32,133)	(928)
Capital Share Transactions:(1)
Class IR:
Subscribed	1,819,409	302,012
Distributions Reinvested	5,461	55
Redeemed	(979,149)	(25,833)
Institutional Class:
Subscribed	3,111,830	229,457
Distributions Reinvested	12,171	154
Redeemed	(1,625,188)	(33,552)
Class A:
Subscribed	4,070,183	180,915
Distributions Reinvested	12,590	61
Redeemed	(1,666,600)	(16,461)
Net Increase in Net Assets Resulting from Capital Share Transactions	4,760,707	636,808
Total Increase in Net Assets	4,762,552	636,968
Net Assets:
Beginning of Period	636,968	—
End of Period (Including Distributions in Excess of Net Investment Income of $(171) and $(25))	$5,399,520	$636,968
(1) Capital Share Transactions: Class IR:
Shares Subscribed	181,762	30,201
Shares Issued on Distributions Reinvested	545	5
Shares Redeemed	(97,824)	(2,583)
Net Increase in Class IR Shares Outstanding	84,483	27,623
Institutional Class:
Shares Subscribed	311,017	22,946
Shares Issued on Distributions Reinvested	1,216	15
Shares Redeemed	(162,409)	(3,355)
Net Increase in Institutional Class Shares Outstanding	149,824	19,606
Class A:
Shares Subscribed	406,818	18,092
Shares Issued on Distributions Reinvested	1,258	6
Shares Redeemed	(166,547)	(1,646)
Net Increase in Class A Shares Outstanding	241,529	16,452

^ Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Ultra-Short Income Portfolio

	Class IR
Selected Per Share Data and Ratios	Year Ended September 30, 2017		Period from April 28, 2016(1) to September 30, 2016
Net Asset Value, Beginning of Period	$10.00		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.12		0.03
Net Realized and Unrealized Gain	0.00	(3)	0.00	(3)
Total from Investment Operations	0.12		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.03)
Net Realized Gain	(0.00	)(3)	—
Total Distributions	(0.11)		(0.03)
Net Asset Value, End of Period	$10.01		$10.00
Total Return(4)	1.18%		0.26	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,122,452		$276,348
Ratio of Expenses to Average Net Assets(7)	0.22%		0.18	%(6)
Ratio of Net Investment Income to Average Net Assets(7)	1.16%		0.61	%(6)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.30%		0.42	%(6)
Net Investment Income to Average Net Assets	1.08%		0.37	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Ultra-Short Income Portfolio

	Institutional Class
Selected Per Share Data and Ratios	Year Ended September 30, 2017		Period from April 28, 2016(1) to September 30, 2016
Net Asset Value, Beginning of Period	$10.00		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.11		0.02
Net Realized and Unrealized Gain	0.00	(3)	0.00	(3)
Total from Investment Operations	0.11		0.02
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.02)
Net Realized Gain	(0.00	)(3)	—
Total Distributions	(0.10)		(0.02)
Net Asset Value, End of Period	$10.01		$10.00
Total Return(4)	1.13%		0.24	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,695,589		$196,092
Ratio of Expenses to Average Net Assets(7)	0.27%		0.23	%(6)
Ratio of Net Investment Income to Average Net Assets(7)	1.09%		0.65	%(6)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.35%		0.48	%(6)
Net Investment Income to Average Net Assets	1.01%		0.40	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Financial Highlights

Ultra-Short Income Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended September 30, 2017		Period from April 28, 2016(1) to September 30, 2016
Net Asset Value, Beginning of Period	$10.00		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.09		0.01
Net Realized and Unrealized Gain	0.00	(3)	0.00	(3)
Total from Investment Operations	0.09		0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.01)
Net Realized Gain	(0.00	)(3)	—
Total Distributions	(0.08)		(0.01)
Net Asset Value, End of Period	$10.01		$10.00
Total Return(4)	0.92%		0.14	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,581,479		$164,528
Ratio of Expenses to Average Net Assets(7)	0.47%		0.44	%(6)
Ratio of Net Investment Income to Average Net Assets(7)	0.91%		0.48	%(6)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.55%		0.68	%(6)
Net Investment Income to Average Net Assets	0.83%		0.24	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of nine separate, active funds (individually referred to as a "Fund", collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Income Portfolio. The Fund seeks current income with capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (3) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Trust has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2017.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Certificates of Deposit	$—	$280,402	$—	$280,402
Commercial Paper	—	742,798	—	742,798
Corporate Bonds	—	217,848	—	217,848
Floating Rate Notes	—	3,007,644	—	3,007,644
Repurchase Agreements	—	1,145,000	—	1,145,000
Total Short-Term Investments	—	5,393,692	—	5,393,692
Total Assets	$—	$5,393,692	$—	$5,393,692

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2017, the Fund did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs,

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Fund will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

4.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.30% for Institutional Class shares and 0.55% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2017, approximately $2,562,000 of advisory fees were waived and approximately $5,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Dis-

tributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Class A shares.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Trust pays BFDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Notes to Financial Statements (cont'd)

with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended September 30, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 Distributions Paid From: Ordinary Income (000)	2016 Distributions Paid From: Ordinary Income (000)
$32,133	$928

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions and nondeductible expenses, resulted in the following reclassifications among the components of net assets at September 30, 2017:

Distributions in Excess of Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)		Paid-in- Capital (000)
$1	$—	@	$(1)

@ Amount is less than 500

At September 30, 2017, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$473	$1

I. Credit Facility: The Trust and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2017, the Fund did not have any borrowings under the facility.

J. Other: At September 30, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 88.2%.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Ultra-Short Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) (the "Fund") as of September 30, 2017, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra-Short Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2017, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2017

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the period since the end of April 2016, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program(2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Manging Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2017

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSIANN
1934398 EXP 11.30.18

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2017	Registrant		Covered Entities(1)
Audit Fees	$551,151		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)		$(2)
Tax Fees	$45,000	(3)	$10,659,594	(4)
All Other Fees	$—		$247,388	(5)
Total Non-Audit Fees	$45,000		$10,906,982

Total	$596,151		$10,906,982

2016	Registrant		Covered Entities(1)
Audit Fees	$501,002		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$40,500	(3)	$9,000,199	(4)
All Other Fees	$—		$288,825	(5)
Total Non-Audit Fees	$40,500		$9,289,024

Total	$541,502		$9,289,024

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 16, 2017

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 16, 2017